                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                  REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                          U.S. GLOBAL INVESTORS FUNDS

                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)

                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 210-308-1234

                  Date of fiscal year end: DECEMBER 31, 2010

                    Date of reporting period: JUNE 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.


U.S. GLOBAL INVESTORS FUNDS
SEMI-ANNUAL REPORT
--------------------------------------------------------------------
JUNE 30, 2010

U.S. GLOBAL INVESTORS FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2010

(UNAUDITED)


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                     7

EXPENSE EXAMPLE                                                   61

PORTFOLIOS OF INVESTMENTS                                         64

NOTES TO PORTFOLIOS OF INVESTMENTS                               130

STATEMENTS OF ASSETS AND LIABILITIES                             144

STATEMENTS OF OPERATIONS                                         150

STATEMENTS OF CHANGES IN NET ASSETS                              156

NOTES TO FINANCIAL STATEMENTS                                    165

FINANCIAL HIGHLIGHTS                                             185

ADDITIONAL INFORMATION                                           198

PRIVACY POLICY

 NASDAQ SYMBOLS

U.S. GLOBAL INVESTORS FUNDS
---------------------------

INVESTOR CLASS
--------------

U.S. TREASURY SECURITIES CASH FUND                             USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                        UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

HOLMES GROWTH FUND                                             ACBGX

GLOBAL MEGATRENDS FUND                                         MEGAX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD AND PRECIOUS METALS FUND                                  USERX

EASTERN EUROPEAN FUND                                          EUROX

GLOBAL EMERGING MARKETS FUND                                   GEMFX

CHINA REGION FUND                                              USCOX

INSTITUTIONAL CLASS
-------------------

GLOBAL MEGATRENDS FUND                                         MEGIX

GLOBAL RESOURCES FUND                                          PIPFX

WORLD PRECIOUS MINERALS FUND                                   UNWIX




                          P.O. Box 659405
                          San Antonio, Texas 78265-9604
                          Tel 1.800.US.FUNDS
                          Fax 1.210.308.1217
[USGI Logo]               www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS


DEAR FELLOW SHAREHOLDER:

A New York Times columnist is calling for another
depression, the "double-dip" recession debate is
escalating, and one well-known technical analyst is
predicting a 90 percent plunge for the Dow Jones
Industrial Average.                                            [PHOTO]

Markets are certainly volatile these days, and it doesn't help that ambitious doom-and-gloomers are working overtime to think up the worst worst-case scenarios. In this environment, it's not surprising to see so many investors are confused and afraid.

We don't share the despair. I've lived through many market cycles and have learned that there are always opportunities in global markets, and we're working harder to find them. As active managers, we use sophisticated investment processes, and we play to win.

On the macro side, we believe in cycles and seasonal patterns, and that government policies are precursors to change, both domestically and internationally. We also believe that each asset class has its own DNA when it comes to volatility. You can see this in the standard deviation chart, which shows volatility over the past 10 years for gold and gold equities compared to key large-cap and small-cap stock indexes.

                     [Standard Deviation Graph]

STANDARD DEVIATION (AS OF 6/30/2010) BASED ON 10-YEAR DATA
---------------------------------------------------------------------
INDEX                                                 ROLLING 1 YEAR
---------------------------------------------------------------------
NYSE Arca Gold BUGS Index (HUI)                            42.3%
---------------------------------------------------------------------
Russell 2000 Index (RTY)                                   23.2%
---------------------------------------------------------------------
S&P 500 Index (SPX)                                        19.6%
---------------------------------------------------------------------
Gold Bullion                                               14.8%
---------------------------------------------------------------------

For gold, the volatility over any 12 months for the past decade is plus or minus 14.8 percent and for gold stocks (as measured by the HUI), it is about three times greater. Investors should look at these numbers as "normal" behavior. It may come as a surprise that both the S&P 500 and the Russell 2000 have been considerably more volatile than bullion.

If you don't pay attention to volatility, you risk being herded into buying at the top and then getting upset and selling at a loss after a correction. When you understand volatility, it's easy to see how much risk you have if you're leveraged. If you're not leveraged, you have the flexibility to be able to buy on down days.

 U.S. GLOBAL INVESTORS FUND


It's really important for people to understand that there are peaks and troughs in life and in markets, and you have to be humble when you're at the peak and hopeful when you're in the trough.

The image below is a familiar one to many investors - it shows the sequence of emotions during a market cycle. It's increasingly positive on the way up to the peak, and then progressively negative on the way down to the trough before starting back up again.

                      [The Cycle of Market Emotions Graph]

The irony, of course, is that investors feel happiest when they are at the highest market peril, and they want to jump out a window when their potential upside is the greatest.

These peaks and troughs don't correspond just to markets or to the good and bad events in your life - they're also how you feel inside and how you respond to outside events. How you feel depends on how you see your situation. Do you have hope and confidence, or are you paralyzed by negativity and despair?

I believe the key is to separate the events in your life from how you feel about yourself as a person. If you don't, your emotions can take control and, as an investor, you end up buying at the top and selling at the bottom. When this happens, of course, problems are compounded in a downward spiral.

Not long ago, I had the chance to listen to a prominent MIT finance professor talk about how market participants make their decisions, and I came away thinking that his ideas validate the approach that we've been using for years.

 U.S. GLOBAL INVESTORS FUNDS

Professor Andrew Lo has developed what he calls the "adaptive markets hypothesis" (AMH) as a more sophisticated framework than the long-standing "efficient markets hypothesis" (EMH).

I won't go into a lot of detail, but the EMH assumes that all market participants act rationally at all times, and that all available information is immediately reflected in market prices.

                            [SWOT Graph]

In Lo's AMH, market participants are not always perfectly rational - they often make bad decisions. They learn from those bad decisions and, driven by competition, the survivors constantly innovate. Those who don't adapt don't last.

At U.S. Global, we have long viewed markets as "complex adaptive systems" made up of many moving parts interconnected across a global network, and with the ability to learn from experiences and change accordingly.

In our case, we use a matrix of top-down macro models that take into account political, economic and currency trends, and pair that up with bottom-up micro stock selection models to determine weighting in countries, sectors and individual securities. We believe government policies are a precursor to change, and as a result, we keep track of the fiscal and monetary policies of the G-7 and what we call the "E-7" - the world's largest developing nations by population.

We also focus on historical and socioeconomic cycles, and we apply both statistical and fundamental models to identify companies with superior growth and value metrics. We overlay these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects. This is

 U.S. GLOBAL INVESTORS FUNDS


part of our strategy as we seek to create alpha for our fund shareholders.

                     [Government Policy Graph]

During his San Antonio visit, Professor Lo contrasted "fear and greed" with "rational thinking." The former is reactive and emotional, while the latter is measured and opportunistic. We use oscillators and other tools to help us determine when fear or greed may be taking hold in a market.

I'm a big believer in globalization, urbanization and major technological breakthroughs as key drivers of change in the world. These factors can have an enormous impact on infrastructure creation around the world, which in turn greatly affects commodities demand.

Back in the early 1970s, when gold resumed free-trading status in the U.S., China and India were both inward-looking and had very small economic footprints - now their economic engines are lifting tens of millions of people into middle-class prosperity each year.

Most of the middle class are urban dwellers, and they are far more productive than their rural counterparts. The urban GDP growth chart, based on research and analysis by McKinsey, shows how that productivity pays off over time - the real GDP per capita for urban Chinese is expected to increase fourfold and in India more than threefold over the two decades ending in 2025.

 U.S. GLOBAL INVESTORS FUNDS


             [Urban GDP Growth to Outpace Rural Graph]

Global markets present tremendous opportunities to those who are able to sort out what's meaningful from the background noise. That means going where others don't to see promising projects. That means asking the right questions to get the best information out of company management. And it means constantly fine-tuning our investment processes to ferret out market mispricing and other inefficiencies and moving quickly to capitalize on them.

"I'd be a bum on the street with a tin cup if the markets were always efficient," Warren Buffett once said.

We believe actions should be shaped by knowledge, beliefs and values, not emotions. When investors understand volatility, they can manage market movements better and make better decisions. They can steer their financial ship with confidence, rather than sitting powerless and being pushed around by the market's powerful tides.

 U.S. GLOBAL INVESTORS FUNDS


Thank you for trusting us with your investment - we appreciate the loyalty. Our mission is "to maximize the growth, protection and service of our shareholders' wealth with the highest ethical standards." We take this mission seriously, and we are committed to building on your trust during these challenging times.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally leaders in their industry. Standard deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is also known as historical volatility. The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weighted index of companies involved in gold mining. The HUI Index was designed to provide significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond
1.5 years. The Russell 2000 Index is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000. The Russell 3000 Index consists of the 3,000 largest U.S. companies as determined by total market capitalization. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

 MONEY MARKET FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND              As of June 30, 2010

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                           3

 U.S. GOVERNMENT SECURITIES SAVINGS FUND         As of June 30, 2010

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          21

An investment in either the U.S. Treasury Securities Cash Fund or the U.S. Government Securities Savings Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in these funds.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis. In addition, the yields reported above include the effects of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate these arrangements at any time.

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The economic recovery that began in mid-2009 continued into the first quarter of 2010. Many cyclical indicators reached multi-year highs, such as the ISM manufacturing composite index,(1) which hit the highest level since 2004. The first taste of sustained employment growth since 2007 also

 MONEY MARKET FUNDS


occurred, and retail sales were surprisingly strong as tax refunds and government stimulus paved the way.

During the second quarter, the economic recovery's momentum began to slow. Along with a dip in cyclical indicators, China began policies to slow its economy and the European financial crisis fundamentally changed how the global economic recovery is perceived.

It is now clear that fiscal austerity is in vogue and could be a significant drag on growth in the U.S. and Europe. Spending cuts and higher taxes could transform a stimulative fiscal tailwind into a stiff headwind.

Inflation remains contained and deflation is now more feared. CPI(2) rose a very modest 1.1 percent year over year through June and has been declining all year. The Federal Reserve left monetary policy unchanged and continues to keep all policy options open.

Yields on the three-month Treasury bill rose 13 basis points to 0.18 percent, while yields on the six-month bills rose 3 basis points to
0.22 percent. One-year agency discount note yields were little changed, falling 1 basis point to 0.44 percent. The market was still influenced by periodic bouts of risk aversion, with investors at times seeking to own short-term Treasury securities at almost any cost.

INVESTMENT HIGHLIGHTS

The U.S. Treasury Securities Cash Fund performed in line with the Lipper treasury money market funds for the six months ending June 30, 2010, returning 0.00 percent, the same as the peer group. The U.S. Government Securities Savings Fund also performed in line with the Lipper government-only money market funds for the year, returning 0.00 percent versus 0.01 percent for the peer group.

The U.S. Government Securities Savings Fund took a laddered approach by buying fixed-rate securities across the money market spectrum. The fund averaged a weighted average maturity of 24 days. The fund took advantage of higher yields by selectively extending its ladder, but overall it was a very difficult environment for money market fund investors over the past six months.

The U.S. Treasury Securities Cash Fund followed a similar approach, averaging a weighted average maturity of 18 days over the period. The U.S. Treasury Securities Cash Fund took advantage of relatively high repurchase rates relative to Treasuries, which kept the weighted average maturity lower than the U.S. Government Securities Savings Fund over the period.

 MONEY MARKET FUNDS


CURRENT OUTLOOK

The Fed continues to emphasize that it will keep interest rates low for an extended period, and recent developments have reinforced this position. If the economy were to slow too much, additional stimulus would be considered, which represents a substantial shift in market expectations in just the past few months.

(1)The ISM manufacturing composite index is a diffusion index calculated from five of the eight sub-components of a monthly survey of purchasing managers at roughly 300 manufacturing firms from 21 industries in all 50 states.

(2)The Consumer Price Index (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

 TAX FREE FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Near-Term Tax Free Fund (NEARX) and the Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                  [Near-Term Tax Free Fund Graph]

                                     Barclays Capital
                     Near-Term       3-Year Municipal
        Date       Tax Free Fund        Bond Index
        ----       -------------        ----------

      06/30/00      $ 10,000.00        $ 10,000.00
      07/31/00        10,092.14          10,081.04
      08/31/00        10,180.71          10,157.21
      09/29/00        10,175.85          10,160.14
      10/31/00        10,241.50          10,217.75
      11/30/00        10,286.80          10,258.76
      12/31/00        10,438.80          10,373.01
      01/31/01        10,547.78          10,530.45
      02/28/01        10,570.64          10,571.64
      03/30/01        10,639.42          10,645.95
      04/30/01        10,594.37          10,630.40
      05/31/01        10,680.73          10,727.23
      06/30/01        10,721.05          10,775.00
      07/31/01        10,817.06          10,863.33
      08/31/01        10,932.61          10,974.86
      09/30/01        10,963.16          11,030.86
      10/31/01        11,040.66          11,102.60
      11/30/01        10,969.00          11,067.15
      12/31/01        10,920.81          11,056.59
      01/31/02        11,067.15          11,197.00
      02/28/02        11,160.11          11,280.98
      03/31/02        10,996.06          11,112.90
      04/30/02        11,189.59          11,276.26
      05/31/02        11,243.30          11,341.66
      06/30/02        11,332.12          11,439.20
      07/31/02        11,427.31          11,528.42
      08/31/02        11,531.30          11,602.20
      09/30/02        11,684.66          11,693.86
      10/31/02        11,577.17          11,629.54
      11/30/02        11,548.22          11,633.03
      12/31/02        11,712.21          11,800.55
      01/31/03        11,729.78          11,838.31
      02/28/03        11,837.69          11,914.08
      03/31/03        11,835.32          11,899.78
      04/30/03        11,882.66          11,931.91
      05/31/03        12,047.83          12,023.78
      06/30/03        12,008.03          12,004.55
      07/31/03        11,773.87          11,896.51
      08/31/03        11,855.11          11,957.18
      09/30/03        12,079.17          12,136.54
      10/31/03        12,021.19          12,079.49
      11/30/03        12,057.25          12,091.57
      12/31/03        12,098.65          12,116.97
      01/31/04        12,146.77          12,159.37
      02/29/04        12,258.46          12,262.73
      03/31/04        12,223.34          12,229.62
      04/30/04        12,062.74          12,106.10
      05/31/04        12,011.97          12,058.89
      06/30/04        12,031.87          12,080.59
      07/31/04        12,114.89          12,168.78
      08/31/04        12,242.10          12,296.55
      09/30/04        12,269.03          12,310.08
      10/31/04        12,297.25          12,344.55
      11/30/04        12,246.83          12,285.29
      12/31/04        12,310.51          12,333.21
      01/31/05        12,327.75          12,317.17
      02/28/05        12,299.40          12,280.22
      03/31/05        12,214.53          12,239.70
      04/30/05        12,298.81          12,302.12
      05/31/05        12,333.25          12,324.26
      06/30/05        12,361.61          12,387.12
      07/31/05        12,333.18          12,358.63
      08/31/05        12,367.71          12,399.41
      09/30/05        12,396.16          12,405.61
      10/31/05        12,367.65          12,387.00
      11/30/05        12,402.28          12,398.15
      12/31/05        12,431.13          12,441.54
      01/31/06        12,407.51          12,468.92
      02/28/06        12,442.25          12,478.89
      03/31/06        12,418.61          12,456.43
      04/30/06        12,442.20          12,477.60
      05/31/06        12,483.26          12,521.28
      06/30/06        12,454.55          12,498.74
      07/31/06        12,547.96          12,583.73
      08/31/06        12,642.07          12,683.14
      09/30/06        12,736.89          12,741.48
      10/31/06        12,778.92          12,779.71
      11/30/06        12,814.70          12,824.44
      12/31/06        12,790.35          12,821.87
      01/31/07        12,766.44          12,821.87
      02/28/07        12,922.28          12,909.06
      03/31/07        12,904.26          12,946.50
      04/30/07        12,940.44          12,972.39
      05/31/07        12,916.26          12,971.09
      06/30/07        12,892.01          12,981.47
      07/31/07        12,989.31          13,064.55
      08/31/07        13,092.98          13,137.71
      09/30/07        13,190.87          13,228.36
      10/31/07        13,233.82          13,291.86
      11/30/07        13,332.31          13,394.21
      12/31/07        13,369.36          13,462.52
      01/31/08        13,592.19          13,750.61
      02/28/08        13,319.10          13,567.73
      03/31/08        13,543.16          13,764.46
      04/30/08        13,518.20          13,749.32
      05/31/08        13,549.49          13,797.44
      06/30/08        13,461.67          13,706.38
      07/31/08        13,562.32          13,873.60
      08/31/08        13,720.02          14,004.01
      09/30/08        13,505.06          13,835.96
      10/31/08        13,479.69          13,859.48
      11/30/08        13,575.08          14,078.46
      12/31/08        13,804.51          14,207.99
      01/31/09        14,092.10          14,473.68
      02/28/09        13,989.61          14,447.62
      03/31/09        14,092.28          14,538.64
      04/30/09        14,118.02          14,582.26
      05/31/09        14,150.28          14,601.22
      06/30/09        14,117.98          14,627.50
      07/31/09        14,279.88          14,797.18
      08/31/09        14,312.34          14,783.86
      09/30/09        14,474.98          14,909.52
      10/31/09        14,370.66          14,875.23
      11/30/09        14,527.43          15,010.59
      12/31/09        14,494.72          15,028.61
      01/31/10        14,593.09          15,084.21
      02/28/10        14,685.12          15,140.02
      03/31/10        14,586.33          15,071.89
      04/30/10        14,685.33          15,145.75
      05/31/10        14,777.93          15,209.36
      06/30/10        14,811.07          15,253.47

AVERAGE ANNUAL PERFORMANCE                         For the Periods Ended
                                                           June 30, 2010

                                Six Month  One Year  Five Year  Ten Year
  Near-Term Tax Free Fund         2.18%     4.91%      3.68%     4.00%
  ----------------------------------------------------------------------
  Barclays Capital 3-Year
    Municipal Bond Index          1.51%     4.30%      4.25%     4.31%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The Barclays Capital 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years. The returns for the index reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time.

 TAX FREE FUNDS


 TAX FREE FUND

                       [Tax Free Fund Graph]

                                           Barclays Capital
                                          10-Year Municipal
         Date          Tax Free Fund         Bond Index
         ----          -------------         ----------

       06/30/00         $ 10,000.00          $ 10,000.00
       07/31/00           10,143.23            10,138.73
       08/31/00           10,299.35            10,295.52
       09/29/00           10,222.31            10,248.39
       10/31/00           10,353.86            10,353.24
       11/30/00           10,437.76            10,409.03
       12/31/00           10,717.30            10,654.32
       01/31/01           10,815.30            10,791.86
       02/28/01           10,833.36            10,809.96
       03/30/01           10,928.47            10,902.13
       04/30/01           10,786.63            10,767.07
       05/31/01           10,897.97            10,884.27
       06/30/01           10,981.30            10,949.00
       07/31/01           11,139.36            11,099.88
       08/31/01           11,326.55            11,288.01
       09/30/01           11,276.58            11,273.22
       10/31/01           11,411.16            11,412.37
       11/30/01           11,271.43            11,264.65
       12/31/01           11,125.63            11,146.55
       01/31/02           11,325.44            11,357.22
       02/28/02           11,472.31            11,519.63
       03/31/02           11,219.25            11,282.32
       04/30/02           11,470.36            11,544.07
       05/31/02           11,529.33            11,598.33
       06/30/02           11,660.09            11,742.15
       07/31/02           11,798.90            11,898.32
       08/31/02           11,920.92            12,053.00
       09/30/02           12,161.84            12,341.06
       10/31/02           11,961.72            12,116.46
       11/30/02           11,890.91            12,017.10
       12/31/02           12,127.36            12,280.28
       01/31/03           12,088.30            12,215.19
       02/28/03           12,242.83            12,426.51
       03/31/03           12,230.09            12,432.73
       04/30/03           12,310.70            12,524.73
       05/31/03           12,599.50            12,882.94
       06/30/03           12,533.29            12,821.10
       07/31/03           12,043.85            12,282.61
       08/31/03           12,146.20            12,388.24
       09/30/03           12,480.00            12,805.73
       10/31/03           12,405.06            12,708.40
       11/30/03           12,495.24            12,845.65
       12/31/03           12,574.59            12,981.82
       01/31/04           12,649.15            13,036.34
       02/29/04           12,831.01            13,265.78
       03/31/04           12,768.22            13,190.17
       04/30/04           12,466.53            12,826.12
       05/31/04           12,428.85            12,833.81
       06/30/04           12,376.77            12,876.17
       07/31/04           12,489.47            13,052.57
       08/31/04           12,667.15            13,338.42
       09/30/04           12,719.68            13,409.11
       10/31/04           12,806.40            13,516.39
       11/30/04           12,699.77            13,363.65
       12/31/04           12,843.07            13,521.34
       01/31/05           12,932.65            13,636.27
       02/28/05           12,867.88            13,550.37
       03/31/05           12,787.19            13,431.12
       04/30/05           12,961.76            13,691.69
       05/31/05           13,037.69            13,783.42
       06/30/05           13,091.66            13,863.36
       07/31/05           13,043.88            13,745.53
       08/31/05           13,161.01            13,913.22
       09/30/05           13,084.10            13,788.00
       10/31/05           13,019.80            13,683.21
       11/30/05           13,081.08            13,768.05
       12/31/05           13,199.90            13,893.34
       01/31/06           13,233.50            13,937.80
       02/28/06           13,336.80            14,020.03
       03/31/06           13,254.95            13,875.62
       04/30/06           13,257.14            13,850.65
       05/31/06           13,304.41            13,944.83
       06/30/06           13,262.49            13,882.08
       07/31/06           13,410.83            14,066.71
       08/31/06           13,590.83            14,307.25
       09/30/06           13,667.76            14,411.70
       10/31/06           13,739.34            14,498.17
       11/30/06           13,829.14            14,612.70
       12/31/06           13,795.35            14,544.02
       01/31/07           13,755.81            14,478.57
       02/28/07           13,922.51            14,682.72
       03/31/07           13,894.08            14,653.36
       04/30/07           13,927.18            14,700.25
       05/31/07           13,872.21            14,623.81
       06/30/07           13,812.44            14,544.84
       07/31/07           13,905.83            14,675.74
       08/31/07           13,882.70            14,712.43
       09/30/07           14,088.15            14,909.58
       10/31/07           14,127.74            14,961.76
       11/30/07           14,207.20            15,127.83
       12/31/07           14,255.26            15,170.19
       01/31/08           14,465.79            15,478.15
       02/28/08           13,918.31            14,835.80
       03/31/08           14,274.55            15,217.08
       04/30/08           14,401.62            15,306.87
       05/31/08           14,458.80            15,383.40
       06/30/08           14,301.07            15,223.41
       07/31/08           14,382.58            15,340.63
       08/31/08           14,532.90            15,555.40
       09/30/08           14,011.89            14,990.74
       10/31/08           14,015.52            14,866.32
       11/30/08           14,047.10            15,062.55
       12/31/08           14,332.18            15,398.45
       01/31/09           14,744.29            16,122.17
       02/28/09           14,738.16            15,999.65
       03/31/09           14,744.31            15,924.45
       04/30/09           14,923.37            16,215.87
       05/31/09           14,979.10            16,303.43
       06/30/09           14,828.81            16,073.55
       07/31/09           15,065.57            16,422.35
       08/31/09           15,225.60            16,607.92
       09/30/09           15,608.13            17,134.39
       10/31/09           15,352.81            16,712.89
       11/30/09           15,476.44            16,971.94
       12/31/09           15,482.77            16,917.63
       01/31/10           15,538.61            17,046.20
       02/28/10           15,668.42            17,279.73
       03/31/10           15,613.55            17,153.59
       04/30/10           15,827.45            17,381.73
       05/31/10           15,923.80            17,559.03
       06/30/10           15,934.11            17,613.46

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2010

                                Six Month  One Year  Five Year  Ten Year
  Tax Free Fund                   2.92%     7.45%      4.01%     4.77%
  ----------------------------------------------------------------------
  Barclays Capital 10-Year
    Municipal Bond Index          4.12%     9.58%      4.90%     5.82%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The Barclays Capital 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of 8 to 12 years. The returns for the index reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 0.70%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The municipal bond market exhibited solid performance over the past six months as the Barclays Capital Municipal Bond Index(1) rose 3.31 percent.

 TAX FREE FUNDS


The theme of low quality and long duration that outperformed in 2009 carried over into the first six months of 2010. For example, the Barclay's BBB Index appreciated 5.28 percent while its AAA-rated
Index rose about 2.32 percent. The funds' conservative credit profile has hampered relative performance so far in 2010.

From a yield-curve prospective, the long end of the curve significantly outperformed. Long-term municipals (greater than 22 years to maturity) rose 4.49 percent, while the 3- and 10-year segments of the curve rose 1.51 and 4.12 percent, respectively.

Revenue-backed municipals outperformed general-obligation bonds in an environment in which lower-quality bonds generally outperformed. Low-quality bonds within the revenue-backed universe that outperformed included hospitals and housing-backed issues, which rose 4.91 and 4.35 percent, respectively. High-yield bonds rose 7.29 percent, with "junk" bonds more than doubling the performance of the overall market.

In specialty state trading, Puerto Rico and California outperformed, while Ohio, Connecticut and Illinois underperformed.

The Federal Reserve has stayed the course and continues to pledge to keep interest rates low for an extended period of time.

INVESTMENT HIGHLIGHTS

Over the six months ended June 30, 2010, the Near-Term Tax Free Fund posted a 2.18 percent return, while the Tax Free Fund returned 2.92 percent.

The Near-Term Tax Free Fund outperformed its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which returned 1.51 percent. The Tax Free Fund trailed the performance of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which returned 4.12 percent.

The Near-Term Tax Free Fund outperformed its respective Lipper peer group over the six-month period, while the Tax Free Fund trailed its respective Lipper peer group by a modest 10 basis points. The performance difference for the funds was primarily driven by fund credit and maturity preferences relative to their benchmarks and peer groups. The conservative credit profile of both funds hampered performance as lower-quality securities outperformed. From a maturity perspective, the Near-Term Tax Free Fund benefitted from a slightly longer maturity profile than its benchmark, while the Tax Free Fund maintained a lower interest rate risk profile.

 TAX FREE FUNDS


STRENGTHS

* The Tax Free Fund maintained significant exposure to hospital-backed municipals, which outperformed.

* The Near-Term Tax Free Fund's laddered maturity approach was beneficial as longer maturities outperformed.

WEAKNESSES

* Both funds maintained a conservative credit profile, which negatively impacted performance relative to their benchmarks and peer groups.

* Both funds had little to no exposure in the best-performing sectors of the market, including tobacco, housing and high-yield.

* The funds had limited exposure to the longest maturities, which fared best during the past six months.

CURRENT OUTLOOK

OPPORTUNITIES

* California state general obligation bonds were trading at historically very cheap levels. If the state can reach a sensible solution to its budget problems, spreads should tighten significantly, which would result in a decrease in yields and an increase in market values.

* Illinois, Florida and Arizona are other areas that appear attractive as sentiment appears to have become too negative, raising the chances of a reversal.

THREATS

* Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

* When the Fed reverses its monetary policy stance and begins to raise interest rates, the macro environment could become more difficult.

(1)The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

 TAX FREE FUNDS


 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2010
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AA         44.0%
AAA        31.3%
A          23.4%
Not Rated   1.3%



 TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2010
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AAA        35.6%
AA         33.6%
A          24.2%
BBB         4.7%
Not Rated   1.2%
B           0.7%

 ALL AMERICAN EQUITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund (GBTFX) is to seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                  [All American Equity Fund Graph]

                    All American         S&P
         Date       Equity Fund       500 Index
         ----       -----------       ---------
       06/30/00     $ 10,000.00      $ 10,000.00
       07/31/00        9,732.18         9,843.79
       08/31/00       10,378.49        10,454.88
       09/29/00        9,606.02         9,903.05
       10/31/00        9,256.31         9,861.05
       11/30/00        8,219.51         9,084.18
       12/31/00        8,266.95         9,128.74
       01/31/01        8,337.61         9,452.42
       02/28/01        7,322.96         8,591.07
       03/30/01        6,803.49         8,047.12
       04/30/01        7,431.76         8,671.96
       05/31/01        7,389.31         8,730.15
       06/30/01        7,203.94         8,517.75
       07/31/01        7,039.70         8,433.86
       08/31/01        6,510.17         7,906.43
       09/30/01        6,221.61         7,268.02
       10/31/01        6,295.27         7,406.68
       11/30/01        6,674.92         7,974.69
       12/31/01        6,691.92         8,044.61
       01/31/02        6,465.26         7,927.28
       02/28/02        6,306.61         7,774.37
       03/31/02        6,595.59         8,066.79
       04/30/02        6,266.94         7,577.93
       05/31/02        6,706.08         7,522.30
       06/30/02        6,006.29         6,986.68
       07/31/02        5,213.01         6,442.22
       08/31/02        5,309.33         6,484.40
       09/30/02        4,841.86         5,780.32
       10/31/02        5,082.68         6,288.59
       11/30/02        5,102.51         6,658.38
       12/31/02        4,912.69         6,267.42
       01/31/03        4,847.53         6,103.55
       02/28/03        4,768.20         6,011.84
       03/31/03        4,839.03         6,070.04
       04/30/03        5,204.51         6,569.80
       05/31/03        5,436.83         6,915.61
       06/30/03        5,425.49         7,003.96
       07/31/03        5,558.65         7,127.50
       08/31/03        5,748.47         7,266.23
       09/30/03        5,669.15         7,189.30
       10/31/03        6,094.12         7,595.78
       11/30/03        6,312.27         7,662.53
       12/31/03        6,451.10         8,064.11
       01/31/04        6,470.93         8,212.10
       02/29/04        6,555.92         8,326.21
       03/31/04        6,507.76         8,200.61
       04/30/04        6,142.28         8,072.05
       05/31/04        6,218.78         8,182.59
       06/30/04        6,383.10         8,341.65
       07/31/04        6,020.46         8,065.20
       08/31/04        6,006.29         8,097.60
       09/30/04        6,193.28         8,185.24
       10/31/04        6,286.77         8,310.29
       11/30/04        6,666.42         8,646.42
       12/31/04        6,776.91         8,940.56
       01/31/05        6,615.42         8,722.63
       02/28/05        6,856.24         8,906.09
       03/31/05        6,742.91         8,748.55
       04/30/05        6,510.59         8,582.71
       05/31/05        6,774.08         8,855.55
       06/30/05        6,932.73         8,868.24
       07/31/05        7,201.88         9,197.90
       08/31/05        7,184.88         9,113.92
       09/30/05        7,490.87         9,187.70
       10/31/05        7,264.21         9,034.46
       11/30/05        7,573.03         9,375.82
       12/31/05        7,581.47         9,379.14
       01/31/06        8,290.97         9,627.47
       02/28/06        7,963.73         9,653.51
       03/31/06        8,366.26         9,773.66
       04/30/06        8,545.81         9,904.81
       05/31/06        8,030.34         9,620.10
       06/30/06        7,989.80         9,632.87
       07/31/06        7,885.54         9,692.25
       08/31/06        7,934.77         9,922.51
       09/30/06        7,847.90        10,178.05
       10/31/06        8,134.59        10,509.51
       11/30/06        8,557.39        10,709.03
       12/31/06        8,408.41        10,859.23
       01/31/07        8,532.11        11,023.29
       02/28/07        8,518.74        10,808.33
       03/31/07        8,679.22        10,928.95
       04/30/07        9,036.95        11,412.91
       05/31/07        9,438.15        11,810.76
       06/30/07        9,555.16        11,614.67
       07/31/07        9,377.97        11,255.00
       08/31/07        9,291.04        11,423.46
       09/30/07       10,193.73        11,850.24
       10/31/07       11,009.50        12,038.71
       11/30/07       10,284.00        11,535.20
       12/31/07       10,680.88        11,455.38
       01/31/08        9,577.88        10,768.36
       02/28/08        9,581.60        10,418.81
       03/31/08        9,325.35        10,373.72
       04/30/08        9,863.85        10,878.84
       05/31/08       10,324.36        11,019.73
       06/30/08       10,127.53        10,091.61
       07/31/08        9,522.18        10,006.74
       08/31/08        9,210.22        10,151.57
       09/30/08        7,992.09         9,248.01
       10/31/08        7,152.77         7,694.99
       11/30/08        6,309.74         7,142.66
       12/31/08        6,438.72         7,217.92
       01/31/09        5,903.71         6,610.28
       02/28/09        5,376.13         5,908.73
       03/31/09        5,632.49         6,425.38
       04/30/09        6,245.52         7,039.81
       05/31/09        6,412.71         7,433.10
       06/30/09        6,264.10         7,447.94
       07/31/09        6,598.48         8,010.56
       08/31/09        6,817.69         8,299.37
       09/30/09        7,048.04         8,608.84
       10/31/09        6,769.39         8,449.12
       11/30/09        7,122.35         8,955.79
       12/31/09        7,324.07         9,128.70
       01/31/10        7,032.60         8,800.81
       02/28/10        7,226.91         9,073.05
       03/31/10        7,593.11         9,620.35
       04/30/10        7,753.80         9,772.28
       05/31/10        7,312.86         8,992.76
       06/30/10        7,017.65         8,522.64

 AVERAGE ANNUAL PERFORMANCE                          For the Periods Ended
                                                             June 30, 2010

                                Six Month   One Year   Five Year  Ten Year
  All American Equity Fund       (4.18)%    12.03%       0.24%    (3.48)%
  ------------------------------------------------------------------------
  S&P 500 Index                  (6.65)%    14.43%      (0.79)%   (1.59)%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the index reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 ALL AMERICAN EQUITY FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The start of 2010 saw the U.S. economy back in expansion mode after the recession ended in mid-2009. The third and fourth quarters of 2009 saw GDP growth of 2.2 percent and 5.6 percent, respectively; for the first two quarters of 2010, growth slowed to 3.7 percent and
2.4 percent, respectively.

With a somewhat tenuous recovery in place, the Federal Reserve kept rates at a low level, targeting the federal funds rate between zero and 0.25 percent. With growth slowing and inflation yet to make an appearance, the threat of deflation should keep rates low for an extended period.

Inflation declined during the time period, with the Consumer Price Index (CPI)(1) for all items rising 1.1 percent as of June 2010, compared to 2.7 percent at the end of December 2009. Excluding food and energy, CPI rose 0.9 percent as of June 2010, down from 1.8 percent as of December 2009.

The employment picture remains troubling. In June 2010, the jobless level was 9.5 percent.

The yield on the 10-year Treasury ended the period at 2.93 percent, down from 3.84 percent at the end of December. The decline in yield reflects growing concerns that the economy is slowing down and the possibility that the economy could slip back into recession.

Stock market performance over the six-month period was marked by extreme swings. The S&P 500 Index began the year at 1115, but fell 5 percent in the next 5 weeks, closing at 1056 on February 8. The market then rallied 15 percent to carry the S&P 500 to the 1217 level in April, but then gave it all up by the end of the time period to close at 1031.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund declined 4.18 percent for the six months ended June 30, 2010, compared to a negative 6.65 percent return for the S&P 500
Index, the fund's benchmark.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate

 ALL AMERICAN EQUITY FUND


may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Stock selection within the information technology sector provided positive returns. Despite the sector being down 11 percent during the period, several of the fund's holdings did very well. Akamai Technologies, Inc.(2) was up 33 percent for the period held, Apple, Inc.(3) returned 19 percent and Cree, Inc.(4) returned 6 percent. Akamai benefited from the move towards cloud computing and the need for downloading and/or streaming content over the Internet. Apple benefited from a strong portfolio of products, and Cree was the beneficiary of the move towards LEDs.

* Stock selection was also strong in the consumer discretion sector
  - an overweight position in the sector was beneficial because the sector was the second-best performer in the S&P 500. Given the level of unemployment, it was surprising that the retail sector reported positive same-store sales for most of the time period. The fund benefited from owning Skechers U.S.A., Inc.,(5) Lululemon Athletica, Inc.(6) and AutoZone, Inc.(7)

WEAKNESSES

* The fund's underweighting in the industrial sector, the S&P's best performer over the six months, diminished returns. Railroads were one group that the fund missed. Much of the action was related to Berkshire Hathaway Inc.'s(8) acquisition of Burlington Northern Santa Fe Corp.(8) in mid-February. The rail group failed to meet the revenue and earnings growth models employed by the fund.

* An underweight position in financials, the third-best performer, also hurt the fund. The decision to underweight the sector was based on declining sales and earnings growth, as well as dividend cuts that made yields much less attractive. In addition, there were concerns about commercial real estate becoming the next wave of write-offs for banks.

CURRENT OUTLOOK

OPPORTUNITIES

* With midterm elections coming later this year, Congress and the Obama administration may attempt to counteract what some observers interpret as an anti-business tilt in an effort to keep Democratic control of the House and Senate.

 ALL AMERICAN EQUITY FUND


* There appears to be growing concern that the economic recovery may be weakening, with some pundits going so far as to forecast a slide back into recession. This raises the possibility of another fiscal stimulus to help the economy.

* Given the lack of upward wage pressure and the stubbornly high level of unemployment, the Federal Reserve is unlikely to raise interest rates any time before the end of 2010.

THREATS

* The Obama administration may continue to take a more active role in regulatory oversight. Periods of increased regulation are in general considered bad for business.

* China has taken steps to diversify away from the dollar, which may lead it to reduce purchases of U.S. Treasury securities. This would result in higher interest rates, which could be a headwind for stocks.

* As governments around the world begin to wind down the monetary and fiscal stimulus programs put in place during the economic crisis, it will likely present a headwind for stocks.

The fund ended the period with overweights in materials, utilities and telecom and an emphasis on dividend paying stocks.

(1)The Consumer Price Index (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

(2)This security comprised 2.40% of the fund's total net assets as of 06/30/10.

(3)This security comprised 4.13% of the fund's total net assets as of 06/30/10.

(4)This security comprised 1.18% of the fund's total net assets as of 06/30/10.

(5)This security comprised 1.20% of the fund's total net assets as of 06/30/10.

(6)This security comprised 0.98% of the fund's total net assets as of 06/30/10.

(7)This security comprised 1.27% of the fund's total net assets as of 06/30/10.

(8)The fund did not hold this security as of 06/30/10.

 ALL AMERICAN EQUITY FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   APPLE, INC.                                              4.13%
     Computers
   --------------------------------------------------------------
   SALESFORCE.COM, INC.                                     3.10%
     Applications Software
   --------------------------------------------------------------
   AKAMAI TECHNOLOGIES, INC.                                2.40%
     Internet
   --------------------------------------------------------------
   PANERA BREAD CO.                                         1.98%
     Restaurants
   --------------------------------------------------------------
   CONOCOPHILLIPS                                           1.94%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   BANK OF AMERICA CORP.                                    1.89%
     Diversified Banking Institutions
   --------------------------------------------------------------
   CHIPOTLE MEXICAN GRILL, INC.                             1.80%
     Restaurants
   --------------------------------------------------------------
   DEVON ENERGY CORP.                                       1.60%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   DIRECTV                                                  1.56%
     Cable/Satellite TV
   --------------------------------------------------------------
   CERNER CORP.                                             1.50%
     Medical Information System
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  21.90%


 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                         June 30, 2010

                           [Pie Chart]

Technology               17.4%
Cash Equivalent          11.4%
Financials               11.3%
Consumer Discretion      10.9%
Energy                   10.7%
Materials                 9.1%
Health Care               7.5%
Telecommunications        5.9%
Consumer Staples          5.4%
Other                     5.3%
Industrials               5.1%

 HOLMES GROWTH FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund (ACBGX) invests in companies with good growth prospects and strong positive earnings momentum. The fund's primary objective is to seek long-term capital appreciation.

PERFORMANCE GRAPH

 HOLMES GROWTH FUND

                     [Holmes Growth Fund Graph]

                                                        S&P
                  Holmes Growth       S&P 500        Composite
        Date           Fund            Index         1500 Index
        ----      -------------       -------        ----------
      06/30/00     $ 10,000.00     $ 10,000.00      $ 10,000.00
      07/31/00        9,110.43        9,843.79         9,861.30
      08/31/00       10,386.50       10,454.88        10,511.65
      09/29/00        9,604.29        9,903.05         9,995.87
      10/31/00        8,898.77        9,861.05         9,935.87
      11/30/00        7,709.98        9,084.18         9,148.51
      12/31/00        7,820.54        9,128.74         9,265.65
      01/31/01        7,599.43        9,452.42         9,585.83
      02/28/01        6,567.61        8,591.07         8,743.74
      03/30/01        5,990.29        8,047.12         8,186.15
      04/30/01        6,047.61        8,671.96         8,839.38
      05/31/01        6,010.76        8,730.15         8,912.45
      06/30/01        5,851.07        8,517.75         8,723.99
      07/31/01        5,666.82        8,433.86         8,633.01
      08/31/01        5,494.85        7,906.43         8,121.96
      09/30/01        5,257.37        7,268.02         7,425.12
      10/31/01        5,290.12        7,406.68         7,591.00
      11/30/01        5,453.90        7,974.69         8,169.08
      12/31/01        5,687.29        8,044.61         8,280.33
      01/31/02        5,707.76        7,927.28         8,171.62
      02/28/02        5,634.06        7,774.37         8,026.35
      03/31/02        5,842.88        8,066.79         8,359.49
      04/30/02        6,047.61        7,577.93         7,914.02
      05/31/02        5,945.25        7,522.30         7,839.94
      06/30/02        5,548.08        6,986.68         7,286.05
      07/31/02        4,860.20        6,442.22         6,690.74
      08/31/02        4,663.66        6,484.40         6,734.42
      09/30/02        4,618.62        5,780.32         6,028.38
      10/31/02        4,745.55        6,288.59         6,525.00
      11/30/02        5,097.68        6,658.38         6,906.89
      12/31/02        4,577.68        6,267.42         6,516.43
      01/31/03        4,667.75        6,103.55         6,342.72
      02/28/03        4,618.62        6,011.84         6,239.44
      03/31/03        4,409.80        6,070.04         6,298.59
      04/30/03        4,467.12        6,569.80         6,812.39
      05/31/03        4,696.42        6,915.61         7,193.05
      06/30/03        4,716.89        7,003.96         7,288.45
      07/31/03        4,852.01        7,127.50         7,436.07
      08/31/03        5,036.26        7,266.23         7,604.04
      09/30/03        4,995.32        7,189.30         7,515.39
      10/31/03        5,548.08        7,595.78         7,960.30
      11/30/03        5,609.49        7,662.53         8,056.27
      12/31/03        5,572.64        8,064.11         8,443.07
      01/31/04        5,732.33        8,212.10         8,603.66
      02/29/04        5,740.52        8,326.21         8,732.31
      03/31/04        5,748.71        8,200.61         8,623.91
      04/30/04        5,617.68        8,072.05         8,470.90
      05/31/04        5,711.86        8,182.59         8,592.47
      06/30/04        5,883.83        8,341.65         8,773.81
      07/31/04        5,576.74        8,065.20         8,465.84
      08/31/04        5,470.28        8,097.60         8,490.93
      09/30/04        5,773.28        8,185.24         8,609.39
      10/31/04        5,887.92        8,310.29         8,742.60
      11/30/04        6,321.94        8,646.42         9,125.54
      12/31/04        6,493.91        8,940.56         9,438.09
      01/31/05        6,313.75        8,722.63         9,208.01
      02/28/05        6,518.48        8,906.09         9,414.00
      03/31/05        6,338.32        8,748.55         9,250.11
      04/30/05        6,027.14        8,582.71         9,045.55
      05/31/05        6,317.85        8,855.55         9,366.43
      06/30/05        6,534.86        8,868.24         9,409.03
      07/31/05        6,907.46        9,197.90         9,780.23
      08/31/05        6,989.35        9,113.92         9,687.03
      09/30/05        7,169.51        9,187.70         9,765.44
      10/31/05        6,780.53        9,034.46         9,592.77
      11/30/05        7,038.48        9,375.82         9,968.70
      12/31/05        7,124.47        9,379.14         9,974.37
      01/31/06        7,763.21        9,627.47        10,289.58
      02/28/06        7,611.72        9,653.51        10,303.40
      03/31/06        7,926.99        9,773.66        10,459.07
      04/30/06        8,078.49        9,904.81        10,594.07
      05/31/06        7,648.57        9,620.10        10,268.14
      06/30/06        7,595.34        9,632.87        10,280.65
      07/31/06        7,321.00        9,692.25        10,296.94
      08/31/06        7,325.10        9,922.51        10,528.49
      09/30/06        7,271.87       10,178.05        10,776.44
      10/31/06        7,509.35       10,509.51        11,142.74
      11/30/06        7,714.08       10,709.03        11,371.86
      12/31/06        7,574.87       10,859.23        11,508.67
      01/31/07        7,841.01       11,023.29        11,703.71
      02/28/07        7,742.74       10,808.33        11,507.08
      03/31/07        7,894.24       10,928.95        11,642.15
      04/30/07        8,283.22       11,412.91        12,135.90
      05/31/07        8,786.84       11,810.76        12,579.38
      06/30/07        8,856.45       11,614.67        12,365.37
      07/31/07        8,754.09       11,255.00        11,961.95
      08/31/07        8,717.24       11,423.46        12,138.56
      09/30/07        9,589.37       11,850.24        12,571.09
      10/31/07       10,146.22       12,038.71        12,783.34
      11/30/07        9,499.29       11,535.20        12,224.81
      12/31/07        9,875.99       11,455.38        12,146.29
      01/31/08        8,852.36       10,768.36        11,421.29
      02/28/08        9,012.04       10,418.81        11,063.79
      03/31/08        8,643.54       10,373.72        11,014.03
      04/30/08        9,106.22       10,878.84        11,571.36
      05/31/08        9,581.18       11,019.73        11,771.60
      06/30/08        9,368.27       10,091.61        10,797.76
      07/31/08        8,447.00       10,006.74        10,709.35
      08/31/08        8,082.59       10,151.57        10,877.48
      09/30/08        6,993.44        9,248.01         9,902.62
      10/31/08        5,789.65        7,694.99         8,187.79
      11/30/08        5,208.23        7,142.66         7,574.00
      12/31/08        5,236.89        7,217.92         7,688.36
      01/31/09        4,868.39        6,610.28         7,035.66
      02/28/09        4,446.65        5,908.73         6,291.15
      03/31/09        4,860.20        6,425.38         6,841.32
      04/30/09        5,294.22        7,039.81         7,542.02
      05/31/09        5,777.37        7,433.10         7,934.87
      06/30/09        5,687.29        7,447.94         7,956.96
      07/31/09        5,994.38        8,010.56         8,572.94
      08/31/09        5,973.91        8,299.37         8,882.91
      09/30/09        6,297.37        8,608.84         9,232.66
      10/31/09        6,014.85        8,449.12         9,028.35
      11/30/09        6,199.11        8,955.79         9,545.27
      12/31/09        6,362.89        9,128.70         9,785.22
      01/31/10        6,014.85        8,800.81         9,437.26
      02/28/10        6,334.22        9,073.05         9,749.49
      03/31/10        6,723.20        9,620.35        10,352.47
      04/30/10        6,866.51        9,772.28        10,554.49
      05/31/10        6,424.30        8,992.76         9,722.44
      06/30/10        6,235.96        8,522.64         9,196.90

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2010

                                Six Month  One Year  Five Year  Ten Year
  Holmes Growth Fund             (1.99)%    9.65%     (0.93)%   (4.61)%
  ----------------------------------------------------------------------
  S&P 500 Index                  (6.65)%    14.43%    (0.79)%   (1.59)%
  ----------------------------------------------------------------------
  S&P Composite 1500 Index       (6.03)%    15.58%    (0.46)%   (0.83)%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 HOLMES GROWTH FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The fourth quarter of 2009 showed a U.S. growth rate of 5.6 percent, and the first and second quarters of 2010 came in with 3.7 percent and 2.4 percent increases, respectively.

To aid a recovering economy, the Federal Reserve kept short-term interest rates low - the federal funds target rate was in a range of zero to 0.25 percent during the first six months of the year. The year began with the 10-year U.S. Treasury note yield at 3.84 percent, reached a high for the period in early April around 3.99 percent, and ended the six-month period at 2.93 percent.

Inflation remained relatively contained, with year-over-year change in the Consumer Price Index (CPI)(1) registering a high of 2.6 percent in January and a low of 1.1 percent in June. With the economy showing some signs of slowing growth, inflation is not expected to increase significantly in the near future.

The employment picture remained weak. Unemployment rose to a 26-year high of 10.1 percent in October 2009. In December 2009, the jobless level was 10.0 percent, and it finished the six-month period at 9.5 percent.

Stock market performance was marked by wide swings over the period. The benchmark S&P Composite 1500 Index began the year at 254.79, declined 4.2 percent in early February, rose 14.9 percent in late April, and then declined 15.5 percent to end the second quarter at 237.18.

The political environment was one of strongly divided partisan debates over national healthcare legislation and financial regulatory reform. It was also marked by what some observers interpreted as an anti-business tilt on the part of the current administration and parts of the legislative bodies. Concern over government spending and increasing government control over major parts of the economy helped raise the profile of the Tea Party movement.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund declined 1.99 percent for the six-month period ended June 30, 2010, compared to a negative 6.03 percent return for the benchmark S&P Composite 1500 Index.

 HOLMES GROWTH FUND


Our investment approach combines top-down and bottom-up analyses. The top-down aspect reviews global trends that include economic outlooks, political and legislative environment, government policy changes, socioeconomic trends, currency effects and other macro items. The bottom-up analysis emphasizes companies that we believe have prospects to generate long-term, sustainable growth in cash flow and relatively high returns on capital.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* The fund benefited from being overweight the consumer discretion sector, which outperformed. Stock selection was a key driver of fund performance in this sector, with positive contributions from Netflix, Inc.,(2) Deckers Outdoor Corp,(3) and Capella Education Co.(2) Netflix benefited by more customers using its movie DVD-by-mail service and, increasingly, its service of streaming movies over the internet. Deckers gained through customer acceptance of its Ugg line of boots. Capella flourished as more individuals participated in the firm's online education programs.

* Although the fund was overweight materials, the second worst-performing sector, it provided a positive contribution to fund performance due to stock selection. Randgold Resources Ltd.(4) and Red Back Mining, Inc.(5) benefited from an increasing gold price, and Teck Resources Ltd.(2) prospered from an increase in the price of coking coal. The fund also benefited by rotation from copper and coking coal holdings in the first quarter to a greater emphasis on gold stock holdings in the second quarter.

* Cash management and defensive option positions contributed to fund performance by helping to limit downside volatility. Broadly speaking, the fund's option strategy included writing options on existing positions (covered calls) and purchasing put options to fine tune general market or sector exposure.

WEAKNESSES

* Relative fund performance was diminished by being underweight the industrials and financials sectors, the second- and third best-performing sectors.

 HOLMES GROWTH FUND


* The fund performance was hindered by being overweight the technology sector which finished in the bottom half of the benchmark sectors. Security selection was mixed. Fund performance was aided by holdings in Apple, Inc.,(6) Riverbed Technology, Inc.(7) and Cree, Inc.,(8) but holdings in CYBERplex Inc.,(2) Visa, Inc.(9) and AboveNet, Inc.(2) diminished performance.

CURRENT OUTLOOK

OPPORTUNITIES

* If expectations of many investors for a continuing economic recovery come to pass, it should be positive for corporate profits and stock prices.

* If the current administration and legislators become less adversarial toward businesses and business concerns, it would be positive for stocks.

* Low interest rates, if continued throughout 2010, should provide a favorable backdrop for the economy and stock prices.

THREATS

* If the economy does not improve in line with or above investors' expectations, it would be a threat to stock prices.

* An escalation in concerns over sovereign debt obligations in Europe would be negative for stocks.

* As governments around the world begin to wind down the monetary and fiscal stimulus programs put in place during the economic crisis, it will likely present a headwind for stocks.

From a fund construction viewpoint, at June 30, 2010, the fund was in a balanced posture, being overweight consumer discretion, materials, energy, and technology, with the offensive positioning tempered by a higher-than-normal cash position and defensive option positions.

(1)The Consumer Price Index (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

(2)The fund did not hold this security as of 06/30/10.

(3)This security comprised 1.25% of the fund's total net assets as of 06/30/10.

(4)This security comprised 3.32% of the fund's total net assets as of 06/30/10.

(5)This security comprised 0.89% of the fund's total net assets as of 06/30/10.

(6)This security comprised 3.31% of the fund's total net assets as of 06/30/10.

(7)This security comprised 1.62% of the fund's total net assets as of 06/30/10.

(8)This security comprised 1.76% of the fund's total net assets as of 06/30/10.

(9)This security comprised 1.55% of the fund's total net assets as of 06/30/10.

 HOLMES GROWTH FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   NEWFOUNDLAND CAPITAL CORP. LTD.                          7.87%
     Radio
   --------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  3.32%
     Gold Mining
   --------------------------------------------------------------
   APPLE, INC.                                              3.31%
     Computers
   --------------------------------------------------------------
   EXPRESS SCRIPTS, INC.                                    2.75%
     Pharmacy Services
   --------------------------------------------------------------
   CONCHO RESOURCES, INC.                                   2.59%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   CORE LABORATORIES N.V.                                   2.33%
     Oil Field Services
   --------------------------------------------------------------
   CTRIP.COM INTERNATIONAL LTD.                             2.20%
     E-Commerce
   --------------------------------------------------------------
   BAIDU, INC.                                              1.99%
     Internet
   --------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                            1.92%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   BANK OF AMERICA CORP.                                    1.89%
     Diversified Banking Institutions
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  30.17%

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                         June 30, 2010

                           [Pie Chart]

Consumer Discretion        23.6%
Technology                 19.2%
Cash Equivalent            12.2%
Energy                     12.1%
Materials                   9.9%
Financials                  9.4%
Health Care                 8.6%
Other                       5.0%

 GLOBAL MEGATRENDS FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global MegaTrends Fund (MEGAX and MEGIX) invests in companies that are well positioned to benefit from future investments in global infrastructure, both in the private and public sectors. The fund considers a broad range of investable opportunities, including publicly traded infrastructure assets (such as airports and toll roads), select utilities, construction and engineering firms, telecom operators, select companies in the alternative energy space, and companies in the steel, cement and raw materials sectors.

PERFORMANCE GRAPH

 GLOBAL MEGATRENDS FUND

                   [Global MegaTrends Fund Graph]

                   Global MegaTrends
                         Fund -           S&P 500
         Date        Investor Class        Index
         ----      -----------------      -------
       06/30/00       $ 10,000.00      $ 10,000.00
       07/31/00         10,291.52         9,843.79
       08/31/00         11,095.41        10,454.88
       09/29/00         10,909.89         9,903.05
       10/31/00         10,927.56         9,861.05
       11/30/00         10,359.86         9,084.18
       12/31/00         11,134.89         9,128.74
       01/31/01         11,497.88         9,452.42
       02/28/01         11,076.03         8,591.07
       03/30/01         10,487.40         8,047.12
       04/30/01         11,439.01         8,671.96
       05/31/01         11,507.69         8,730.15
       06/30/01         11,007.35         8,517.75
       07/31/01         10,389.29         8,433.86
       08/31/01          9,427.87         7,906.43
       09/30/01          8,495.87         7,268.02
       10/31/01          9,025.64         7,406.68
       11/30/01          9,300.33         7,974.69
       12/31/01          9,722.18         8,044.61
       01/31/02          8,957.99         7,927.28
       02/28/02          8,639.58         7,774.37
       03/31/02          9,435.61         8,066.79
       04/30/02          9,138.43         7,577.93
       05/31/02          9,011.06         7,522.30
       06/30/02          8,023.98         6,986.68
       07/31/02          6,835.25         6,442.22
       08/31/02          7,217.34         6,484.40
       09/30/02          6,644.20         5,780.32
       10/31/02          7,026.29         6,288.59
       11/30/02          7,100.59         6,658.38
       12/31/02          6,791.28         6,267.42
       01/31/03          6,919.42         6,103.55
       02/28/03          6,919.42         6,011.84
       03/31/03          6,748.57         6,070.04
       04/30/03          7,111.62         6,569.80
       05/31/03          7,784.34         6,915.61
       06/30/03          7,933.84         7,003.96
       07/31/03          8,072.65         7,127.50
       08/31/03          8,553.17         7,266.23
       09/30/03          8,318.25         7,189.30
       10/31/03          8,809.44         7,595.78
       11/30/03          9,151.14         7,662.53
       12/31/03          9,793.27         8,064.11
       01/31/04          9,641.77         8,212.10
       02/29/04          9,988.05         8,326.21
       03/31/04          9,955.59         8,200.61
       04/30/04          9,652.59         8,072.05
       05/31/04          9,739.16         8,182.59
       06/30/04          9,923.13         8,341.65
       07/31/04          9,706.70         8,065.20
       08/31/04          9,728.34         8,097.60
       09/30/04          9,966.41         8,185.24
       10/31/04          9,955.59         8,310.29
       11/30/04         10,269.41         8,646.42
       12/31/04         10,583.23         8,940.56
       01/31/05         10,323.51         8,722.63
       02/28/05         10,658.97         8,906.09
       03/31/05         10,312.69         8,748.55
       04/30/05         10,161.20         8,582.71
       05/31/05         10,410.08         8,855.55
       06/30/05         10,648.15         8,868.24
       07/31/05         11,016.08         9,197.90
       08/31/05         11,254.15         9,113.92
       09/30/05         11,438.11         9,187.70
       10/31/05         11,145.93         9,034.46
       11/30/05         11,730.28         9,375.82
       12/31/05         11,840.85         9,379.14
       01/31/06         12,208.09         9,627.47
       02/28/06         11,829.72         9,653.51
       03/31/06         12,007.78         9,773.66
       04/30/06         12,163.58         9,904.81
       05/31/06         11,829.72         9,620.10
       06/30/06         11,829.72         9,632.87
       07/31/06         11,762.95         9,692.25
       08/31/06         11,907.62         9,922.51
       09/30/06         11,896.49        10,178.05
       10/31/06         12,319.38        10,509.51
       11/30/06         12,508.56        10,709.03
       12/31/06         12,437.29        10,859.23
       01/31/07         12,425.26        11,023.29
       02/28/07         12,160.64        10,808.33
       03/31/07         12,401.21        10,928.95
       04/30/07         13,062.77        11,412.91
       05/31/07         13,459.70        11,810.76
       06/30/07         13,459.70        11,614.67
       07/31/07         13,435.64        11,255.00
       08/31/07         13,652.15        11,423.46
       09/30/07         14,554.28        11,850.24
       10/31/07         15,336.12        12,038.71
       11/30/07         15,095.55        11,535.20
       12/31/07         15,488.80        11,455.38
       01/31/08         14,186.24        10,768.36
       02/28/08         14,444.18        10,418.81
       03/31/08         14,031.49        10,373.72
       04/30/08         15,011.63        10,878.84
       05/31/08         15,785.42        11,019.73
       06/30/08         15,037.42        10,091.61
       07/31/08         13,915.42        10,006.74
       08/31/08         13,438.24        10,151.57
       09/30/08         11,039.48         9,248.01
       10/31/08          8,511.75         7,694.99
       11/30/08          7,970.09         7,142.66
       12/31/08          8,108.33         7,217.92
       01/31/09          7,514.41         6,610.28
       02/28/09          6,791.37         5,908.73
       03/31/09          7,139.98         6,425.38
       04/30/09          8,030.87         7,039.81
       05/31/09          9,257.44         7,433.10
       06/30/09          9,050.86         7,447.94
       07/31/09          9,760.99         8,010.56
       08/31/09          9,515.67         8,299.37
       09/30/09          9,825.54         8,608.84
       10/31/09          9,567.32         8,449.12
       11/30/09         10,225.80         8,955.79
       12/31/09         10,552.75         9,128.70
       01/31/10          9,944.18         8,800.81
       02/28/10         10,008.93         9,073.05
       03/31/10         10,449.16         9,620.35
       04/30/10         10,539.80         9,772.28
       05/31/10          9,516.90         8,992.76
       06/30/10          9,322.67         8,522.64

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended June 30, 2010

                                                                       Since Inception
                                                                       (Institutional
                           Six Month  One Year  Five Year   Ten Year       Class)
  Global MegaTrends Fund -
    Investor Class         (11.66)%    3.00%     (2.62)%    (0.70)%          n/a
  ------------------------------------------------------------------------------------
  Global MegaTrends Fund - Institutional Class
    (Inception 3/1/10)        n/a       n/a        n/a        n/a          (8.09)%
  ------------------------------------------------------------------------------------
  S&P 500 Index             (6.65)%    14.43%    (0.79)%    (1.59)%        (0.07)%
  ------------------------------------------------------------------------------------
  S&P Global Infrastructure
    Index                  (13.05)%    6.57%      3.92%       n/a          (9.09)%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The Institutional Class commenced on March 1, 2010.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Global
  Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index commenced November 2001; it is not included in the graph as it had less than the full period of data. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.35% for the investor class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the institutional class. The Adviser can modify or terminate these arrangements at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.
                                                                  25

 GLOBAL MEGATRENDS FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The first half of the year was dominated by the sovereign crisis in Europe and the risk that it would spread to other parts of the world. This created financial uncertainty in many countries and raised concerns about the impact on global infrastructure spending.

In addition, numerous market participants were concerned that a sharp reversal in the Chinese property boom would dampen demand for commodities.

The infrastructure theme remains intact with many governments responding to the economic slowdown by investing in their country's infrastructure. These policies are viewed by many as not only a short-term job creator, but also as a means to build the long-term foundation of an industrialized society.

INVESTMENT HIGHLIGHTS

The Global MegaTrends Fund began offering an institutional class of shares on March 1, 2010. Performance of the Institutional Class is included in the performance graph on the previous page. As the Institutional Class had less than six months of operations, the following discussion of performance is for the six month period ended June 30, 2010, of the Investor Class.

OVERVIEW

The fund (Investor Class) had a negative 11.66 percent return in the six-month period ended June 30, 2010, compared to a negative 6.65 percent return for the S&P 500 Index, the fund's benchmark, and a negative 13.05 percent return for the S&P Global Infrastructure Index.

STRENGTHS

* Some of the fund's best contributors to performance were foreign stocks. Westshore Terminals Income Fund(1) and Teck Resources Ltd.,(2) based in Canada, appreciated by 24 percent and 18 percent, respectively, due to corporate activity and steady demand for coal.

* The outperformance was primarily driven by superior stock selection as many of the fund's major regional themes underperformed, particularly Russian, U.S. and Chinese infrastructure names.

 GLOBAL MEGATRENDS FUND


WEAKNESSES

* Many typical infrastructure names were a drag on performance due to anticipation that the Chinese economy will be recalibrated away from fixed-asset formation toward consumer demand. Duoyuan Global Water, Inc.(2) detracted from fund performance during the period, due to a generally negative sentiment towards the Chinese stocks.

* The emergence of the sovereign crisis in Europe also created a perception that various projects will be scaled down or postponed as the countries need to preserve cash.

CURRENT OUTLOOK

The infrastructure theme will be prominent for many years to come due to a growth in population and urbanization that necessitate improvements to the existing global infrastructure.

Underinvestment in infrastructure assets in the past 20 to 30 years has resulted in a significant deterioration of existing infrastructure. Political leaders around the world are aware that investments in infrastructure are needed to sustain economic growth and competitiveness.

In addition, growing recognition of the need for alternative energy sources will continue despite a recent decline in crude oil prices. The U.S. Senate overwhelmingly approved tax credits for solar and wind power in late 2008, and this will likely support continued investment in this sector.

OPPORTUNITIES

* Despite a potential slowdown, China remains at the forefront of the infrastructure boom and will likely be a rich source of potential investments for years to come.

* Although a lower oil price may change the relative attractiveness of wind and solar, investments in alternative energy sources will likely gain traction due to growing global need for additional power.

* Improved water infrastructure offers significant potential. This will be crucial as emerging economies develop and while opportunities in this space are currently limited.

THREATS

* While many countries remain committed to improving their infrastructure, credit conditions remain tight and generally more difficult and expensive to obtain.

 GLOBAL MEGATRENDS FUND


* Emerging markets have been extremely volatile over the past year, which makes for challenging conditions.

* Government support/subsidies are still required for a sustainable development of alternative energy. These can vary with changes in a political climate.

(1)This security comprised 3.73% of the fund's total net assets as of 06/30/10.

(2)The fund did not hold this security as of 06/30/10.

 GLOBAL MEGATRENDS FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   GRUPO AEROPORTUARIO DEL SURESTE S.A.B. DE C.V.           4.65%
     Airports
   --------------------------------------------------------------
   HYFLUX LTD.                                              4.42%
     Water Treatment Systems
   --------------------------------------------------------------
   CPFL ENERGIA S.A.                                        4.27%
     Electric - Integrated
   --------------------------------------------------------------
   COMPANIA DE CONCESSOES RODOVIARIAS                       3.80%
     Public Thoroughfares
   --------------------------------------------------------------
   WESTSHORE TERMINALS INCOME FUND                          3.73%
     Transport & Storage
   --------------------------------------------------------------
   BERKSHIRE HATHAWAY, INC.                                 3.46%
     Holding Company
   --------------------------------------------------------------
   NUSTAR ENERGY L.P.                                       2.93%
     Pipelines
   --------------------------------------------------------------
   GRUPO EMPRESARIAL IBIZA S.A.                             2.65%
     Metal & Mineral Mining
   --------------------------------------------------------------
   CSX CORP.                                                2.53%
     Transportation
   --------------------------------------------------------------
   FIRSTENERGY CORP.                                        2.34%
     Electric - Integrated
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  34.78%

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                         June 30, 2010

                           [Pie Chart]

Industrials                37.6%
Utilities                  18.3%
Materials                  12.8%
Cash Equivalent            10.7%
Telecommunications          5.8%
Energy                      5.7%
Financials                  3.7%
Other                       5.4%

 GLOBAL RESOURCES FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund that seeks long-term growth of capital plus protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals and forestry.

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

                      [Global Resources Fund Graph]

                        Global                            Morgan Stanley
                    Resources Fund -         S&P 500     Commodity Related
           Date      Investor Class           Index        Equity Index
           ----      --------------           -----        ------------
         06/30/00     $ 10,000.00         $ 10,000.00      $ 10,000.00
         07/31/00        9,819.59            9,843.79         9,732.55
         08/31/00       10,902.06           10,454.88        10,480.97
         09/29/00       10,876.29            9,903.05        10,071.75
         10/31/00       10,463.92            9,861.05        10,364.97
         11/30/00        9,948.45            9,084.18        10,643.98
         12/31/00       11,237.11            9,128.74        12,386.66
         01/31/01       10,876.29            9,452.42        11,700.50
         02/28/01       10,695.88            8,591.07        11,744.20
         03/30/01       10,541.24            8,047.12        11,024.44
         04/30/01       11,494.85            8,671.96        12,192.52
         05/31/01       11,365.98            8,730.15        12,546.25
         06/30/01       10,335.05            8,517.75        11,956.61
         07/31/01        9,922.68            8,433.86        12,310.94
         08/31/01        9,561.86            7,906.43        12,230.42
         09/30/01        8,943.30            7,268.02        11,130.22
         10/31/01        9,536.08            7,406.68        11,607.06
         11/30/01        9,613.40            7,974.69        12,116.02
         12/31/01        9,716.49            8,044.61        12,409.46
         01/31/02        9,742.27            7,927.28        12,768.01
         02/28/02       10,283.51            7,774.37        13,176.12
         03/31/02       11,237.11            8,066.79        13,807.04
         04/30/02       11,932.99            7,577.93        13,581.08
         05/31/02       14,355.67            7,522.30        14,132.08
         06/30/02       12,706.19            6,986.68        13,645.49
         07/31/02        9,871.13            6,442.22        11,723.38
         08/31/02       10,360.82            6,484.40        11,983.01
         09/30/02       10,154.64            5,780.32        11,183.80
         10/31/02        9,484.54            6,288.59        11,362.62
         11/30/02        9,845.36            6,658.38        12,035.06
         12/31/02       11,444.58            6,267.42        11,947.31
         01/31/03       12,102.31            6,103.55        11,751.17
         02/28/03       12,339.10            6,011.84        11,611.36
         03/31/03       11,918.15            6,070.04        11,147.95
         04/30/03       11,891.84            6,569.80        11,635.59
         05/31/03       13,286.23            6,915.61        12,802.10
         06/30/03       13,523.02            7,003.96        13,200.04
         07/31/03       14,180.75            7,127.50        13,303.60
         08/31/03       15,969.79            7,266.23        14,241.93
         09/30/03       16,811.69            7,189.30        14,179.70
         10/31/03       19,600.48            7,595.78        15,289.63
         11/30/03       21,152.74            7,662.53        15,747.46
         12/31/03       22,838.90            8,064.11        17,516.40
         01/31/04       22,358.08            8,212.10        17,168.21
         02/29/04       23,533.42            8,326.21        18,395.81
         03/31/04       24,147.80            8,200.61        18,655.70
         04/30/04       21,797.13            8,072.05        17,546.96
         05/31/04       21,823.84            8,182.59        17,862.84
         06/30/04       22,411.51            8,341.65        19,035.00
         07/31/04       22,518.36            8,065.20        19,062.98
         08/31/04       22,571.78            8,097.60        19,190.47
         09/30/04       25,803.95            8,185.24        20,717.92
         10/31/04       26,578.61            8,310.29        20,592.53
         11/30/04       29,917.63            8,646.42        22,387.67
         12/31/04       29,784.77            8,940.56        22,069.07
         01/31/05       29,983.15            8,722.63        21,675.29
         02/28/05       35,934.44            8,906.09        23,588.20
         03/31/05       35,509.34            8,748.55        22,725.60
         04/30/05       32,788.76            8,582.71        21,123.52
         05/31/05       33,157.17            8,855.55        21,362.46
         06/30/05       35,906.10            8,868.24        22,237.19
         07/31/05       38,286.61            9,197.90        23,864.78
         08/31/05       40,837.16            9,113.92        24,506.98
         09/30/05       44,266.24            9,187.70        25,682.46
         10/31/05       40,440.41            9,034.46        24,253.72
         11/30/05       41,857.38            9,375.82        25,566.47
         12/31/05       44,370.85            9,379.14        26,907.26
         01/31/06       51,605.56            9,627.47        30,505.21
         02/28/06       48,407.38            9,653.51        28,432.41
         03/31/06       52,071.32            9,773.66        29,671.36
         04/30/06       57,070.41            9,904.81        32,106.25
         05/31/06       53,592.78            9,620.10        31,497.93
         06/30/06       53,468.58            9,632.87        31,224.62
         07/31/06       53,748.03            9,692.25        31,383.62
         08/31/06       53,220.18            9,922.51        30,799.04
         09/30/06       48,283.18           10,178.05        29,611.21
         10/31/06       51,419.26           10,509.51        31,505.29
         11/30/06       55,021.09           10,709.03        33,949.91
         12/31/06       54,214.76           10,859.23        33,192.05
         01/31/07       53,337.97           11,023.29        34,140.21
         02/28/07       53,666.77           10,808.33        34,444.50
         03/31/07       55,858.74           10,928.95        35,224.09
         04/30/07       59,694.69           11,412.91        37,094.06
         05/31/07       63,567.17           11,810.76        40,491.40
         06/30/07       64,663.16           11,614.67        40,801.28
         07/31/07       65,320.75           11,255.00        41,157.72
         08/31/07       62,105.86           11,423.46        40,876.32
         09/30/07       71,129.48           11,850.24        44,581.96
         10/31/07       78,691.78           12,038.71        46,922.74
         11/30/07       71,896.67           11,535.20        44,511.62
         12/31/07       75,874.03           11,455.38        48,203.23
         01/31/08       70,411.10           10,768.36        45,112.87
         02/28/08       76,784.52           10,418.81        48,305.65
         03/31/08       71,711.80           10,373.72        46,852.95
         04/30/08       76,654.45           10,878.84        50,425.30
         05/31/08       85,412.48           11,019.73        53,438.11
         06/30/08       88,967.72           10,091.61        53,162.69
         07/31/08       70,844.66           10,006.74        48,549.39
         08/31/08       64,688.03           10,151.57        46,163.43
         09/30/08       48,212.53            9,248.01        38,804.98
         10/31/08       34,381.77            7,694.99        26,835.97
         11/30/08       30,783.18            7,142.66        26,934.68
         12/31/08       28,736.82            7,217.92        28,338.30
         01/31/09       28,900.71            6,610.28        26,908.74
         02/28/09       27,316.36            5,908.73        24,598.92
         03/31/09       29,774.84            6,425.38        27,182.99
         04/30/09       33,162.07            7,039.81        30,674.37
         05/31/09       39,335.56            7,433.10        35,949.94
         06/30/09       36,057.60            7,447.94        33,772.23
         07/31/09       39,554.10            8,010.56        36,668.74
         08/31/09       39,991.16            8,299.37        37,418.55
         09/30/09       44,307.14            8,608.84        39,943.40
         10/31/09       44,197.88            8,449.12        39,317.89
         11/30/09       46,984.15            8,955.79        42,632.15
         12/31/09       48,349.96            9,128.70        43,870.99
         01/31/10       45,235.90            8,800.81        40,875.18
         02/28/10       47,694.37            9,073.05        43,751.07
         03/31/10       51,190.87            9,620.35        46,000.10
         04/30/10       52,502.05            9,772.28        46,420.08
         05/31/10       46,492.45            8,992.76        41,673.62
         06/30/10       45,290.53            8,522.64        39,523.18

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended June 30, 2010

                                                                       Since Inception
                                                                       (Institutional
                          Six Month  One Year  Five Year   Ten Year        Class)
  Global Resources Fund -
    Investor Class         (6.33)%    25.61%     4.75%     16.30%            n/a
  ------------------------------------------------------------------------------------
  Global Resources Fund - Institutional Class
    (Inception 3/1/10)       n/a       n/a        n/a        n/a           (6.27)%
  ------------------------------------------------------------------------------------
  S&P 500 Index            (6.65)%    14.43%    (0.79)%    (1.59)%         (0.07)%
  ------------------------------------------------------------------------------------
  Morgan Stanley Commodity Related
    Equity Index           (9.92)%    17.02%    12.18%     14.72%         (11.07)%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  Returns for periods less than one year are not annualized.

  The Institutional Class commenced on March 1, 2010.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Commodity Related Equity Index is
  an equal-dollar weighted index based on shares of widely held companies involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90% for the investor class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the institutional class. The Adviser can modify or terminate these arrangements at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 GLOBAL RESOURCES FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The global economic expansion that began in 2009 and continued into the first quarter of 2010 came into question during the second quarter. The MSCI World Index(1) reached a post-2008 Great Recession high of 1242 in mid-April and then fell 16 percent to a 10-month low of 1041 on June 30.

The heightened volatility during the quarter was driven principally by concerns of a sovereign debt crisis in Greece and other Southern European countries with weak economies and severely leveraged balance sheets.

Another macro factor was a move by China, the growth engine for the global economy over the past 18 months, to introduce specific measures to cool an overheated housing market and control the growth of loans that were being funneled into infrastructure projects.

These two factors gave investors a reason to question global growth prospects, the result being incremental de-risking of portfolios and a search for safe-haven investments in U.S. Treasuries and gold.

During the second quarter, the managers made tactical rotations out of China-centric commodities such as iron ore, coal, steel and copper and used the proceeds to increase the fund's relative weighting in the energy sector and large-capitalization gold stocks.

Crude oil traded in a range between $70 and $85 per barrel in the first half of 2010, generally twice the price of the prior year period. Demand growth remains strongest in non-OECD countries, especially in Asia and the Middle East.

INVESTMENT HIGHLIGHTS

The Global Resources Fund began offering an institutional class of shares on March 1, 2010. Performance of the Institutional Class is included in the performance graph. As the Institutional Class had less than six months of operations, the following discussion of performance is for the six month period ended June 30, 2010, of the Investor Class.

OVERVIEW

In the first half of 2010, the Global Resources Fund (Investor
Class) returned a negative 6.33 percent. It outperformed, by more than 350 basis points, its benchmark, the Morgan Stanley Commodity Related Equity

  GLOBAL RESOURCES FUND


Index (CRX), which declined 9.92 percent. The fund also delivered top decile returns relative to its Lipper peer group.

After posting a solid positive first quarter result of 5.88 percent, the fund declined 11.53 percent during the second quarter. It was a quarter marked by volatility - the S&P 500 Index fell 11.43 percent, its worst performance since the fourth quarter of 2008. The fund was able to deliver strong relative performance as measured against the CRX, which had a total return of negative 14.09 percent. On a year-over-year basis, the fund continues to outperform with a total return of 25.61 percent, compared with 17.02 percent for its benchmark and 14.43 percent for the S&P 500 Index.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Gold moved solidly upward in the first half of 2010 from $1,100 per ounce to nearly $1,250 per ounce. Rising fear of sovereign debt default in several southern European countries increased demand for safe haven assets such as gold.

* Precious metals equities posted strong gains, with the NYSE Arca Gold BUGS Index(2) (HUI) rising 10.89 percent. The HUI outperformed the CRX benchmark by nearly 21 percentage points. The fund's exposure to gold equities contributed to its relative return to the CRX benchmark.

* The fund benefited from exposure to high-impact crude oil exploration and production companies such as Pacific Rubiales
  Energy Corp.,(3) which gained more than 52 percent.

WEAKNESSES

* Most base metals finished the period lower. The London Metals
  Exchange Index(4) posted a negative 11.79 percent return and the Bloomberg World Mining Index(5) fell 13.28 percent.

* Commodities were also lower, as represented by the Reuters/Jefferies CRB Index,(6) which slid 8.77 percent in the first half of 2010, and the CRX Index, which declined 9.92 percent.

* The price of crude oil fell 4.7 percent and natural gas declined
  17.2 percent in the period. Despite a recovery in U.S. industrial gas demand,

 GLOBAL RESOURCES FUND


  a rapidly growing supply profile from emerging shale discoveries continues to weigh on the price. Related gas equities represented by the AMEX Natural Gas Index(7) fell 10 percent.

CURRENT OUTLOOK

OPPORTUNITIES

* China may face an annual shortfall of 200 million metric tons of coal by 2015, according to the Xinhua news agency. Coal demand may rise to a record 3.8 billion metric tons during the period, while domestic coal producers may be able to deliver 3.6 billion tons.

* Coal demand in India may increase more than 500 million metric tons between 2008 and 2015, according to Wood Mackenzie, an energy research/consulting firm. Demand may reach 1.5 billion metric tons a year by 2025.

* The five-week period ending in May saw the most aggressive net selling of metals and mining stocks in four years, according to net flows reported by UBS Typically, a selloff of this intensity is a strong contrarian signal that the worst has been priced into mining equities over the short- to intermediate-term.

THREATS

* Mohammad Ali Khatibi, Iran's OPEC governor, said that OPEC currently has a surplus capacity of 4 million to 6 million barrels per day, which is keeping the crude prices low. Khatibi added that the Gulf of Mexico oil spill in April will likely limit access to sensitive areas and increase the production cost of crude oil in deep waters.

(1)The MSCI World Index is a capitalization-weighted index that monitors the performance of stocks from around the world.

(2)The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index
   (HUI) is a modified equal dollar weighted index of companies involved in gold mining. The HUI Index was designed to provide significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond 1.5 years.

(3)This security comprised 3.66% of the fund's total net assets as of 06/30/10.

(4)The London Metals Exchange Index (LMEX) is an index on the six designated LME primary metals contracts denominated in US dollars. Weightings of the six metals are derived from global production volume and trade liquidity averaged over the preceding five-year period. The index value is calculated as the sum of the prices for the three qualifying months multiplied by the corresponding weights, multiplied by a constant.

(5)The Bloomberg World Mining Index is a capitalization-weighted index of the leading mining stocks in the world.

(6)The Reuters/Jefferies CRB Index is an unweighted geometric average of commodity price levels relative to the base year average price.

(7)The AMEX Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

 GLOBAL RESOURCES FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   CHEVRON CORP.                                            3.99%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   OCCIDENTAL PETROLEUM CORP.                               3.68%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                            3.66%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   CANADIAN NATURAL RESOURCES LTD.                          3.64%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  3.28%
     Gold & Silver Mining
   --------------------------------------------------------------
   NEWMONT MINING CORP.                                     2.95%
     Gold Mining
   --------------------------------------------------------------
   BARRICK GOLD CORP.                                       2.89%
     Gold Mining
   --------------------------------------------------------------
   SOUTHWESTERN ENERGY CO.                                  2.25%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   CONOCOPHILLIPS                                           2.19%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   ANADARKO PETROLEUM CORP.                                 2.14%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  30.67%

 GLOBAL RESOURCES FUND


 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR            June 30, 2010

                           [Pie Chart]

Oil & Gas Exploration & Production    37.7%
Precious Metals                       18.4%
Cash Equivalent                       11.3%
Oil & Gas - Integrated                10.6%
Oil & Gas Equipment & Services         6.1%
Metals & Mining                        5.9%
Other Sectors                          4.5%
Oil & Gas - Other                      3.5%
General Basic Materials                2.0%


    Energy:
      Oil & Gas Exploration & Production           37.7%
      Oil & Gas - Integrated (includes             10.6%
        Refining and Marketing)
      Oil & Gas Equipment & Services                6.1%
      Oil & Gas - Other                             3.5%
    Total Energy                                               57.9%
    Basic Materials:
      Precious Metals (includes Gold/Silver        18.4%
        Mining and Platinum)
      Metals & Mining (includes Copper,             5.9%
        Uranium and Coal)
      General Basic Materials                       2.0%
    Total Basic Materials                                      26.3%
    Other Sectors                                               4.5%
    Repurchase Agreement                                       11.3%
                                                              -----
                                                              100.0%
                                                              =====

 PRECIOUS METALS AND MINERALS FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) seek an objective of long-term capital growth plus protection against inflation and monetary instability. The Gold and Precious Metals Fund focuses on equity securities of established gold and precious metals companies, and it pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND

                [World Precious Minerals Fund Graph]

                   World Precious                            NYSE Arca
                  Minerals Fund -       S&P 500             Gold Miners
         Date      Investor Class        Index                 Index
         ----      --------------        -----                 -----
       06/30/00     $ 10,000.00       $ 10,000.00          $ 10,000.00
       07/31/00        8,942.46          9,843.79             9,099.41
       08/31/00        9,300.16         10,454.88             9,428.04
       09/29/00        8,351.48          9,903.05             8,898.54
       10/31/00        7,465.01          9,861.05             7,567.12
       11/30/00        7,387.25          9,084.18             7,818.31
       12/31/00        7,886.47          9,128.74             8,138.29
       01/31/01        7,808.39          9,452.42             8,548.29
       02/28/01        7,792.77          8,591.07             9,417.43
       03/30/01        7,277.42          8,047.12             8,480.29
       04/30/01        7,964.55          8,671.96             9,726.01
       05/31/01        8,276.89          8,730.15            10,203.23
       06/30/01        8,245.66          8,517.75            10,444.99
       07/31/01        7,777.15          8,433.86            10,198.12
       08/31/01        7,886.47          7,906.43            10,935.57
       09/30/01        8,339.36          7,268.02            11,477.26
       10/31/01        8,230.04          7,406.68            11,137.23
       11/30/01        8,183.19          7,974.69            10,696.18
       12/31/01        8,479.91          8,044.61            11,334.96
       01/31/02        9,963.50          7,927.28            13,034.32
       02/28/02       10,916.12          7,774.37            14,476.98
       03/31/02       12,696.44          8,066.79            15,922.01
       04/30/02       14,023.86          7,577.93            16,971.19
       05/31/02       19,739.60          7,522.30            21,068.05
       06/30/02       16,288.29          6,986.68            18,372.18
       07/31/02       11,712.58          6,442.22            15,198.71
       08/31/02       13,336.72          6,484.40            18,019.18
       09/30/02       13,430.42          5,780.32            18,166.99
       10/31/02       11,650.11          6,288.59            16,290.73
       11/30/02       11,775.05          6,658.38            16,319.04
       12/31/02       15,553.71          6,267.42            20,368.33
       01/31/03       16,147.00          6,103.55            20,529.50
       02/28/03       15,553.71          6,011.84            18,384.37
       03/31/03       14,655.77          6,070.04            17,038.80
       04/30/03       14,270.93          6,569.80            16,867.41
       05/31/03       15,313.19          6,915.61            18,973.23
       06/30/03       15,633.89          7,003.96            20,079.80
       07/31/03       16,644.08          7,127.50            21,225.68
       08/31/03       19,514.30          7,266.23            24,282.79
       09/30/03       21,021.56          7,189.30            24,172.73
       10/31/03       25,719.75          7,595.78            26,432.64
       11/30/03       29,968.96          7,662.53            30,459.53
       12/31/03       29,971.74          8,064.11            29,954.79
       01/31/04       27,812.91          8,212.10            26,291.13
       02/29/04       29,036.24          8,326.21            27,505.01
       03/31/04       31,572.87          8,200.61            29,413.11
       04/30/04       24,682.61          8,072.05            22,500.49
       05/31/04       25,492.17          8,182.59            24,825.27
       06/30/04       24,610.65          8,341.65            23,941.98
       07/31/04       23,423.29          8,065.20            23,554.78
       08/31/04       24,430.74          8,097.60            25,528.52
       09/30/04       28,208.69          8,185.24            28,125.71
       10/31/04       28,856.34          8,310.29            28,525.89
       11/30/04       31,554.88          8,646.42            29,388.73
       12/31/04       30,261.32          8,940.56            27,092.26
       01/31/05       28,689.06          8,722.63            25,192.81
       02/28/05       31,648.60          8,906.09            27,159.09
       03/31/05       30,168.83          8,748.55            25,665.32
       04/30/05       26,099.46          8,582.71            22,875.11
       05/31/05       26,006.97          8,855.55            23,594.48
       06/30/05       28,670.56          8,868.24            25,624.83
       07/31/05       28,837.04          9,197.90            24,988.40
       08/31/05       30,594.26          9,113.92            26,187.35
       09/30/05       34,922.59          9,187.70            30,640.75
       10/31/05       32,000.05          9,034.46            28,328.16
       11/30/05       35,200.05          9,375.82            31,038.17
       12/31/05       39,607.82          9,379.14            34,969.93
       01/31/06       49,002.98          9,627.47            42,087.74
       02/28/06       47,755.49          9,653.51            37,974.37
       03/31/06       54,577.70          9,773.66            41,335.74
       04/30/06       61,243.98          9,904.81            46,512.44
       05/31/06       56,390.46          9,620.10            41,325.92
       06/30/06       56,254.02          9,632.87            41,304.69
       07/31/06       57,345.57          9,692.25            41,339.68
       08/31/06       58,515.10          9,922.51            43,270.96
       09/30/06       52,199.68         10,178.05            38,044.73
       10/31/06       56,176.05         10,509.51            40,503.16
       11/30/06       62,004.17         10,709.03            44,665.67
       12/31/06       60,320.75         10,859.23            42,612.92
       01/31/07       60,276.49         11,023.29            42,254.02
       02/28/07       61,161.61         10,808.33            42,711.58
       03/31/07       60,210.11         10,928.95            42,132.16
       04/30/07       63,020.36         11,412.91            42,339.71
       05/31/07       63,285.89         11,810.76            41,825.94
       06/30/07       62,710.57         11,614.67            40,449.31
       07/31/07       65,078.25         11,255.00            42,765.05
       08/31/07       57,687.52         11,423.46            40,068.01
       09/30/07       70,012.78         11,850.24            48,151.26
       10/31/07       81,939.74         12,038.71            53,895.99
       11/30/07       70,765.13         11,535.20            49,404.06
       12/31/07       74,204.77         11,455.38            49,796.38
       01/31/08       77,823.13         10,768.36            54,397.97
       02/28/08       85,370.82         10,418.81            57,585.20
       03/31/08       75,081.09         10,373.72            51,900.23
       04/30/08       67,731.28         10,878.84            47,301.78
       05/31/08       72,536.93         11,019.73            50,065.65
       06/30/08       71,575.80         10,091.61            52,494.59
       07/31/08       61,116.46         10,006.74            47,214.12
       08/31/08       53,342.63         10,151.57            40,743.74
       09/30/08       43,872.68          9,248.01            36,577.70
       10/31/08       25,696.05          7,694.99            22,596.80
       11/30/08       27,166.01          7,142.66            28,798.69
       12/31/08       34,909.11          7,217.92            36,455.44
       01/31/09       35,529.88          6,610.28            36,885.49
       02/28/09       35,895.03          5,908.73            35,981.37
       03/31/09       40,678.60          6,425.38            40,019.26
       04/30/09       39,692.68          7,039.81            35,631.12
       05/31/09       52,765.33          7,433.10            47,866.66
       06/30/09       47,214.93          7,447.94            40,922.21
       07/31/09       51,377.73          8,010.56            43,071.66
       08/31/09       51,377.73          8,299.37            42,748.93
       09/30/09       57,329.81          8,608.84            48,955.54
       10/31/09       57,220.26          8,449.12            45,938.52
       11/30/09       66,604.82          8,955.79            55,162.15
       12/31/09       66,153.43          9,128.70            50,052.68
       01/31/10       59,811.52          8,800.81            44,157.79
       02/28/10       64,064.78          9,073.05            47,645.74
       03/31/10       67,216.75          9,620.35            48,049.06
       04/30/10       73,824.50          9,772.28            54,879.12
       05/31/10       68,014.24          8,992.76            53,887.34
       06/30/10       68,052.21          8,522.64            56,380.75

 AVERAGE ANNUAL PERFORMANCE      For the Periods Ended June 30, 2010

                                                                     Since Inception
                                                                     (Institutional
                        Six Month   One Year  Five Year   Ten Year       Class)
World Precious Minerals Fund -
  Investor Class          2.87%      44.13%    18.86%     21.13%        n/a
------------------------------------------------------------------------------------
World Precious Minerals Fund - Institutional Class
  (Inception 3/1/10)     n/a          n/a      n/a         n/a            3.46%
------------------------------------------------------------------------------------
S&P 500 Index            (6.65)%     14.43%    (0.79)%    (1.59)%        (0.07)%
------------------------------------------------------------------------------------
NYSE Arca Gold Miners
  Index*                 12.64%      37.78%    17.07%     18.87%         16.35%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for periods less than one year are not annualized.

The Institutional Class commenced on March 1, 2010.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90% for the investor class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the institutional class. The Adviser can modify or terminate these arrangements at any time.

 PRECIOUS METALS AND MINERALS FUNDS


 GOLD AND PRECIOUS METALS FUND

                 [Gold and Precious Metals Fund Graph]

                                                          FTSE
               Gold and Precious    S&P 500            Gold Mines
      Date        Metals Fund        Index                Index
      ----     -----------------    -------            ----------
    06/30/00      $ 10,000.00     $ 10,000.00          $ 10,000.00
    07/31/00         9,041.10        9,843.79             9,024.35
    08/31/00         9,589.04       10,454.88             9,137.17
    09/29/00         8,972.60        9,903.05             8,651.57
    10/31/00         8,082.19        9,861.05             7,334.98
    11/30/00         8,219.18        9,084.18             7,736.61
    12/31/00         8,938.36        9,128.74             8,466.05
    01/31/01         8,835.62        9,452.42             8,266.04
    02/28/01         9,041.10        8,591.07             8,852.08
    03/30/01         8,219.18        8,047.12             7,980.83
    04/30/01         9,315.07        8,671.96             9,305.10
    05/31/01         9,726.03        8,730.15             9,624.13
    06/30/01         9,691.78        8,517.75             9,615.21
    07/31/01         8,972.60        8,433.86             9,386.35
    08/31/01         9,212.33        7,906.43             9,986.01
    09/30/01         9,589.04        7,268.02            10,892.68
    10/31/01         9,452.05        7,406.68            10,418.23
    11/30/01         9,383.56        7,974.69            10,000.62
    12/31/01         9,931.51        8,044.61            10,386.15
    01/31/02        11,575.34        7,927.28            11,870.06
    02/28/02        13,253.42        7,774.37            13,047.33
    03/31/02        15,136.99        8,066.79            14,386.35
    04/30/02        16,643.84        7,577.93            15,343.67
    05/31/02        22,054.79        7,522.30            17,581.68
    06/30/02        18,082.19        6,986.68            15,058.45
    07/31/02        13,356.16        6,442.22            12,740.07
    08/31/02        15,445.21        6,484.40            14,505.86
    09/30/02        15,890.41        5,780.32            14,583.38
    10/31/02        13,698.63        6,288.59            13,262.82
    11/30/02        13,835.62        6,658.38            12,923.61
    12/31/02        18,013.70        6,267.42            15,824.56
    01/31/03        18,458.90        6,103.55            15,753.85
    02/28/03        17,294.52        6,011.84            14,747.85
    03/31/03        16,198.63        6,070.04            13,834.74
    04/30/03        15,479.45        6,569.80            13,689.35
    05/31/03        17,226.03        6,915.61            15,255.62
    06/30/03        17,739.73        7,003.96            16,047.48
    07/31/03        18,664.38        7,127.50            16,629.31
    08/31/03        21,712.33        7,266.23            18,762.91
    09/30/03        22,671.23        7,189.30            18,899.64
    10/31/03        26,198.63        7,595.78            20,431.23
    11/30/03        31,130.14        7,662.53            22,612.39
    12/31/03        30,096.65        8,064.11            22,598.02
    01/31/04        26,695.32        8,212.10            19,767.54
    02/29/04        27,691.67        8,326.21            20,143.16
    03/31/04        30,371.51        8,200.61            21,850.37
    04/30/04        23,328.34        8,072.05            17,088.40
    05/31/04        25,217.97        8,182.59            18,830.78
    06/30/04        24,049.84        8,341.65            18,068.14
    07/31/04        22,641.20        8,065.20            18,122.76
    08/31/04        23,878.05        8,097.60            19,712.31
    09/30/04        27,313.74        8,185.24            21,157.70
    10/31/04        27,657.31        8,310.29            21,969.39
    11/30/04        29,753.09        8,646.42            22,656.35
    12/31/04        28,159.31        8,940.56            21,032.87
    01/31/05        26,811.81        8,722.63            19,482.95
    02/28/05        28,677.58        8,906.09            20,807.22
    03/31/05        26,880.91        8,748.55            19,806.43
    04/30/05        23,356.68        8,582.71            17,737.47
    05/31/05        23,874.95        8,855.55            17,929.68
    06/30/05        26,500.85        8,868.24            19,763.46
    07/31/05        26,708.16        9,197.90            19,096.80
    08/31/05        28,504.83        9,113.92            19,995.67
    09/30/05        32,581.88        9,187.70            24,087.51
    10/31/05        30,577.90        9,034.46            22,230.57
    11/30/05        33,100.15        9,375.82            24,239.10
    12/31/05        37,395.09        9,379.14            26,886.04
    01/31/06        46,586.59        9,627.47            31,809.01
    02/28/06        44,140.18        9,653.51            27,754.07
    03/31/06        50,465.89        9,773.66            29,088.87
    04/30/06        58,049.75        9,904.81            32,781.44
    05/31/06        53,820.96        9,620.10            30,097.47
    06/30/06        54,100.55        9,632.87            30,331.04
    07/31/06        55,183.96        9,692.25            29,692.86
    08/31/06        56,407.17        9,922.51            30,431.48
    09/30/06        50,326.10       10,178.05            27,410.89
    10/31/06        53,366.63       10,509.51            28,837.47
    11/30/06        58,643.88       10,709.03            31,373.57
    12/31/06        56,162.53       10,859.23            30,271.10
    01/31/07        55,568.40       11,023.29            29,128.25
    02/28/07        55,847.99       10,808.33            29,146.09
    03/31/07        53,611.27       10,928.95            28,556.46
    04/30/07        53,855.91       11,412.91            28,619.99
    05/31/07        53,611.27       11,810.76            27,855.37
    06/30/07        52,388.07       11,614.67            27,361.85
    07/31/07        54,275.30       11,255.00            29,570.51
    08/31/07        50,256.20       11,423.46            28,189.26
    09/30/07        61,789.26       11,850.24            34,976.35
    10/31/07        70,771.07       12,038.71            38,970.60
    11/30/07        63,886.18       11,535.20            36,657.05
    12/31/07        65,659.30       11,455.38            36,642.68
    01/31/08        72,782.91       10,768.36            40,261.81
    02/28/08        78,400.38       10,418.81            42,659.82
    03/31/08        71,154.66       10,373.72            37,356.90
    04/30/08        64,926.59       10,878.84            34,046.89
    05/31/08        68,712.28       11,019.73            36,425.71
    06/30/08        69,933.47       10,091.61            39,098.90
    07/31/08        62,769.15       10,006.74            34,802.96
    08/31/08        55,564.13       10,151.57            29,927.80
    09/30/08        50,150.19        9,248.01            28,624.08
    10/31/08        33,542.01        7,694.99            18,453.05
    11/30/08        38,874.54        7,142.66            24,145.84
    12/31/08        47,895.86        7,217.92            29,359.10
    01/31/09        47,586.28        6,610.28            29,010.72
    02/28/09        47,232.48        5,908.73            27,966.83
    03/31/09        51,301.20        6,425.38            31,291.46
    04/30/09        47,984.31        7,039.81            27,952.10
    05/31/09        62,224.82        7,433.10            36,438.59
    06/30/09        54,971.89        7,447.94            32,216.09
    07/31/09        57,227.37        8,010.56            33,374.66
    08/31/09        56,696.67        8,299.37            32,966.96
    09/30/09        63,772.70        8,608.84            37,093.73
    10/31/09        62,799.74        8,449.12            35,444.11
    11/30/09        72,087.03        8,955.79            41,614.69
    12/31/09        68,544.15        9,128.70            38,058.85
    01/31/10        62,115.36        8,800.81            33,716.47
    02/28/10        65,484.93        9,073.05            36,005.75
    03/31/10        66,903.70        9,620.35            36,694.70
    04/30/10        74,928.60        9,772.28            41,245.02
    05/31/10        71,736.37        8,992.76            40,315.06
    06/30/10        73,509.83        8,522.64            42,214.72

 AVERAGE ANNUAL PERFORMANCE                          For the Periods Ended
                                                             June 30, 2010

                                Six Month   One Year  Five Year   Ten Year
  Gold and Precious Metals
    Fund                          7.24%      33.72%    22.62%     22.06%
  ------------------------------------------------------------------------
  S&P 500 Index                  (6.65)%     14.43%    (0.79)%    (1.59)%
  ------------------------------------------------------------------------
  FTSE Gold Mines Index*         10.92%      31.04%    16.38%     15.48%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 PRECIOUS METALS AND MINERALS FUNDS


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Gold demand from China and India remained strong through the first half of 2010 despite high bullion prices. This suggests that consumers in the two top gold-consuming nations are growing accustomed to higher gold prices. Indian demand rose 698 percent in the first quarter of 2010, while China gained 59 percent in the first half of 2010.

Central bank gold sales have remained very low - this trend has supported the gold price by limiting the supply of gold available on the market. Central banks sold just 7.2 tons of gold in the six-month period under an agreement that allows up to 400 tons to be sold annually.

China, which buys virtually all of the gold produced within the country, recently added a new dimension to its off-market purchases. China National Gold Group Corp.,(1) a private company and China's largest gold producer, will purchase and process gold concentrates under a long-term contract from the Kensington Mine in Alaska. China offered payment for the gold within seven days of delivery versus the traditional three-month wait for payment from many smelters. This provides an innovative source for China to increase its gold holdings without going into the open market.

The World Economic Forum (WEF) has stated that unsustainable sovereign debt levels ranked among the top three global economic risks for the year ahead. Moody's echoed this theme: it says the five biggest AAA-rated countries - the U.S., Britain, Germany, France and Spain are all at risk of soaring debt cost and will have to implement austerity plans that threaten "social cohesion."

Higher taxes and more layers of regulation are consistent governmental themes. The U.S. government has enacted a sweeping financial reform law, while Australia's prime minister proposed a "super profits" tax of 30 percent on certain mining projects starting in July 2012. Germany's Angela Merkel encouraged global economic powers to send a "signal of strength" by agreeing to a more forceful financial regulation.

INVESTMENT HIGHLIGHTS

The World Precious Minerals Fund began offering an institutional class of shares on March 1, 2010. Performance of the Institutional Class is included in the performance graph on the previous page. As the Institutional Class had less than six months of operations, the following discussion of performance is for the six month period ended June 30, 2010, of the Investor Class.

 PRECIOUS METALS AND MINERALS FUNDS


For the six-month period ending June 30, 2010, the World Precious Minerals Fund (Investor Class) returned 2.87 percent, while its benchmark NYSE Arca Gold Miners Index rose 13.00 percent on a total return basis. The Gold and Precious Metals Fund gained 7.24 percent, compared to the 10.92 percent return of its benchmark, the FTSE Gold Mines Index.

Both funds underperformed their benchmarks primarily due to their higher relative exposure to smaller capitalization stocks. The Market Vectors Junior Gold Miners Total Return Index(2) returned
7.81 percent, while the S&P/TSX Venture Composite Index(3) posted a negative return of 8.31 percent.

Spot gold finished the period at $1,242.25, up $145.30, or 13.25 percent. The S&P 500 Index posted a negative return of 6.65 percent, the U.S. Trade Weighted Dollar Index(4) increased 10.48 percent, and the yield on the 90-day Treasury bill rose from 0.05 percent to 0.18 percent.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Red Back Mining, Inc.(5) was the top performance contributor for both funds in the first half of the year, with a price rise of
  76.66 percent as the company demonstrated significant growth in its resource base.

* Centamin Egypt Ltd.,(6) an up-and-coming gold producer, successfully commissioned its Sukari mine. This lifted the share price 22.62 percent for the half, and significantly helped the performance of the Gold and Precious Metals Fund.

* Randgold Resources Ltd.(7) remains a consistent performer, with a return of 20.02 percent over the six months. Randgold was the largest holding in both funds during the period. This helped the performance of both the Gold and Precious Metals Fund and the World Precious Minerals Fund. The funds hold a larger weighting than the benchmarks.

WEAKNESSES

* South Africa reported that the country's gold production extended its downward slide. Once by far the world's largest producer, South Africa has fallen quickly and now trails China, the United States and Australia.

 PRECIOUS METALS AND MINERALS FUNDS


* China's State Administration of Foreign Exchange proclaimed, "the gold market is too small, illiquid and volatile to be considered suitable for asset allocation."

CURRENT OUTLOOK

OPPORTUNITIES

* A recent UBS poll of more than 80 reserve managers concluded that gold was expected to be the strongest asset class for the rest of the year, and 22 percent of the managers predicted that gold would be the most important reserve asset of the next 25 years.

* The World Gold Council (WGC) noted that gold consumption in China is expected to double over the next decade. Were this to come to pass, China's known unmined gold reserves would be depleted in just six years. The WGC also forecasts gold imports into India may match or exceed last year's estimate of 480 to 500 tons and that gold prices could advance to as high as $1,300 per ounce in the coming year.

* Martin Murenbeeld, a prominent gold analyst at Dundee Wealth Economics, noted that we are entering a multi-year period of sovereign debt problems stemming from several decades of expansionary government spending. This supports a positive long-term macro picture for gold.

THREATS

* The African National Congress, which is in power in South Africa, is pushing for nationalization of at least 60 percent of the country's mining sector. This would likely involve expropriation with or without compensation. Some analysts believe the proposal is unlikely to become government policy, and President Jacob Zuma has made statements reaffirming a free-market approach to government. Still, the prospect of nationalization has rattled investors.

* A recent Gluskin Sheff report highlights the impact of bear markets over the past 125 years. Looking at the Dow Jones
  Industrial Average(8) (and adjusting for inflation), the average bear market of 16 years pretty much wipes out all the gains from the previous bull market.

* An online commodity poll documented that 93 percent of investors believe the gold price will fall in the near term due to a recovery in global equity markets and a rise in interest rates.

(1)Neither fund held this security at 06/30/10.

(2)The Market Vectors Junior Gold Miners Total Return Index consists of small-cap gold and silver mining companies listed in freely investable markets around the world. The index is float-adjusted and modified market cap-weighted with no single stock accounting for more than 8% of the index.

 PRECIOUS METALS AND MINERALS FUNDS


(3)The S&P/TSX Venture Composite Index is a broad market indicator for the Canadian venture capital market. The index is market capitalization weighted and, at its inception, included 531 companies. A quarterly revision process is used to remove companies that comprise less than 0.05% of the weight of the index, and add companies whose weight, when included, will be greater than 0.05% of the index.

(4)The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

(5)This security comprised 4.85% of the total net assets of the World Precious Minerals Fund and 5.65% of the total net assets of the Gold and Precious Metals Fund as of 06/30/10.

(6)This security comprised 4.07% of the total net assets of the World Precious Minerals Fund and 5.69% of the total net assets of the Gold and Precious Metals Fund as of 06/30/10.

(7)This security comprised 3.55% of the total net assets of the World Precious Minerals Fund and 0.00% of the total net assets of the Gold and Precious Metals Fund as of 06/30/10.

(8)The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally leaders in their industry.

 PRECIOUS METALS AND MINERALS FUNDS


WORLD PRECIOUS MINERALS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   RANDGOLD RESOURCES LTD.                                  9.52%
     Senior Gold Producers
   --------------------------------------------------------------
   ROMARCO MINERALS, INC.                                   5.53%
     Gold/Mineral Exploration & Development
   --------------------------------------------------------------
   RED BACK MINING, INC.                                    4.85%
     Senior Gold Producers
   --------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                      4.07%
     Intermediate & Junior Gold Producers
   --------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  3.77%
     Senior Gold Producers
   --------------------------------------------------------------
   GOLDCORP, INC.                                           3.70%
     Senior Gold Producers
   --------------------------------------------------------------
   ANDEAN RESOURCES LTD.                                    2.72%
     Gold/Mineral Exploration & Development
   --------------------------------------------------------------
   MEDORO RESOURCES LTD.                                    2.47%
     Intermediate & Junior Gold Producers
   --------------------------------------------------------------
   SPDR GOLD TRUST                                          2.46%
     Exchange-Traded Fund
   --------------------------------------------------------------
   GREYSTAR RESOURCES LTD.                                  2.19%
     Gold/Mineral Exploration & Development
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  41.28%

 WORLD PRECIOUS MINERALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                   June 30, 2010
 BASED ON TOTAL INVESTMENTS

                           [Pie Chart]

Gold/Mineral Exploration & Development       29.0%
Senior Gold Producers                        27.1%
Intermediate & Junior Gold Producers         17.1%
Other                                        11.4%
Cash Equivalent                               6.4%
Silver Mining                                 5.5%
Exchange-Traded Fund                          3.5%

 PRECIOUS METALS AND MINERALS FUNDS


GOLD AND PRECIOUS METALS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   RANDGOLD RESOURCES LTD.                                  9.92%
     Gold Mining
   --------------------------------------------------------------
   BARRICK GOLD CORP.                                       7.25%
     Gold Mining
   --------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  6.91%
     Gold Mining
   --------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                      5.69%
     Gold Mining
   --------------------------------------------------------------
   RED BACK MINING, INC.                                    5.65%
     Gold Mining
   --------------------------------------------------------------
   NEWMONT MINING CORP.                                     5.46%
     Gold Mining
   --------------------------------------------------------------
   DUNDEE PRECIOUS METALS, INC.                             4.24%
     Gold Mining
   --------------------------------------------------------------
   SPDR GOLD TRUST                                          3.83%
     Exchange-Traded Fund
   --------------------------------------------------------------
   KINROSS GOLD CORP.                                       2.93%
     Gold Mining
   --------------------------------------------------------------
   SILVER WHEATON CORP.                                     2.89%
     Silver Mining
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  54.77%

 GOLD AND PRECIOUS METALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY
 BASED ON TOTAL INVESTMENTS                         June 30, 2010

                           [Pie Chart]

Gold Mining                                  72.0%
Silver Mining                                 9.2%
Cash Equivalent                               6.3%
Exchange-Traded Fund                          5.3%
Other                                         3.4%
Financial Services                            2.1%
Gold/Mineral Royalty Companies                1.7%

 EASTERN EUROPEAN FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Eastern European Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe.(1)

PERFORMANCE GRAPH

 EASTERN EUROPEAN FUND

                   [Eastern European Fund Graph]

                                                       MSCI Emerging
                        Eastern                        Markets Europe
                        European         S&P 500         10/40 Index
         Date            Fund             Index      (Net Total Return)
         ----          ---------         -------     ------------------
       06/30/00     $ 10,000.00        $ 10,000.00      $ 10,000.00
       07/31/00       10,050.61           9,843.79         9,836.61
       08/31/00       10,445.34          10,454.88         9,295.48
       09/29/00        9,331.98           9,903.05         8,827.03
       10/31/00        8,927.13           9,861.05         8,516.47
       11/30/00        7,813.77           9,084.18         6,773.49
       12/31/00        8,613.36           9,128.74         7,611.27
       01/31/01        9,321.86           9,452.42         7,990.41
       02/28/01        8,674.09           8,591.07         6,720.81
       03/30/01        8,502.02           8,047.12         6,223.70
       04/30/01        8,886.64           8,671.96         7,029.61
       05/31/01        9,362.35           8,730.15         6,824.63
       06/30/01        9,635.63           8,517.75         6,516.17
       07/31/01        9,230.77           8,433.86         5,854.00
       08/31/01        9,129.55           7,906.43         5,818.11
       09/30/01        8,431.17           7,268.02         4,856.32
       10/31/01        9,331.98           7,406.68         5,669.90
       11/30/01        9,908.91           7,974.69         6,395.10
       12/31/01       10,283.40           8,044.61         6,996.42
       01/31/02       11,143.72           7,927.28         7,601.35
       02/28/02       11,012.15           7,774.37         6,894.81
       03/31/02       12,004.05           8,066.79         7,543.32
       04/30/02       12,965.59           7,577.93         7,943.09
       05/31/02       13,157.89           7,522.30         7,712.25
       06/30/02       12,358.30           6,986.68         6,760.72
       07/31/02       11,599.19           6,442.22         6,370.93
       08/31/02       12,206.48           6,484.40         6,525.19
       09/30/02       12,054.66           5,780.32         6,268.06
       10/31/02       12,884.62           6,288.59         6,933.86
       11/30/02       13,876.52           6,658.38         7,679.38
       12/31/02       13,846.15           6,267.42         7,226.74
       01/31/03       13,410.93           6,103.55         7,099.83
       02/28/03       13,856.28           6,011.84         7,461.20
       03/31/03       13,340.08           6,070.04         6,931.74
       04/30/03       15,010.12           6,569.80         8,256.62
       05/31/03       16,457.49           6,915.61         9,209.90
       06/30/03       16,528.34           7,003.96         9,296.71
       07/31/03       16,305.67           7,127.50         9,247.51
       08/31/03       17,935.22           7,266.23        10,408.35
       09/30/03       19,149.80           7,189.30        10,938.74
       10/31/03       19,676.11           7,595.78        11,100.59
       11/30/03       20,323.89           7,662.53        11,053.22
       12/31/03       22,340.84           8,064.11        12,456.45
       01/31/04       23,931.28           8,212.10        12,818.72
       02/29/04       26,183.51           8,326.21        13,845.81
       03/31/04       27,998.10           8,200.61        15,068.70
       04/30/04       25,350.93           8,072.05        13,255.33
       05/31/04       25,062.73           8,182.59        12,706.12
       06/30/04       25,628.46           8,341.65        13,054.78
       07/31/04       24,977.34           8,065.20        12,711.89
       08/31/04       26,215.53           8,097.60        13,428.96
       09/30/04       28,553.16           8,185.24        14,536.86
       10/31/04       30,325.05           8,310.29        15,467.71
       11/30/04       31,840.77           8,646.42        15,836.00
       12/31/04       34,040.26           8,940.56        16,882.93
       01/31/05       34,417.74           8,722.63        17,227.75
       02/28/05       38,625.59           8,906.09        19,723.42
       03/31/05       34,506.56           8,748.55        17,670.01
       04/30/05       32,064.01           8,582.71        16,692.01
       05/31/05       33,185.37           8,855.55        17,074.09
       06/30/05       34,995.07           8,868.24        18,132.24
       07/31/05       38,525.67           9,197.90        19,958.59
       08/31/05       41,856.42           9,113.92        21,761.93
       09/30/05       46,619.39           9,187.70        24,238.05
       10/31/05       42,888.95           9,034.46        22,157.99
       11/30/05       46,386.23           9,375.82        24,087.15
       12/31/05       47,923.13           9,379.14        24,992.46
       01/31/06       55,518.03           9,627.47        28,400.16
       02/28/06       57,034.59           9,653.51        29,801.91
       03/31/06       55,433.11           9,773.66        28,892.15
       04/30/06       60,880.57           9,904.81        31,968.73
       05/31/06       51,271.68           9,620.10        27,701.22
       06/30/06       49,949.24           9,632.87        27,735.51
       07/31/06       52,933.82           9,692.25        29,665.10
       08/31/06       54,401.85           9,922.51        30,037.61
       09/30/06       52,339.33          10,178.05        28,876.41
       10/31/06       56,197.45          10,509.51        31,133.36
       11/30/06       59,994.90          10,709.03        33,518.65
       12/31/06       63,635.78          10,859.23        35,413.69
       01/31/07       62,824.25          11,023.29        34,909.51
       02/28/07       61,648.91          10,808.33        34,526.03
       03/31/07       66,028.42          10,928.95        36,696.06
       04/30/07       67,497.59          11,412.91        37,784.86
       05/31/07       66,224.31          11,810.76        37,057.35
       06/30/07       70,729.75          11,614.67        39,452.70
       07/31/07       74,171.79          11,255.00        41,316.17
       08/31/07       71,163.50          11,423.46        39,515.95
       09/30/07       77,250.04          11,850.24        43,299.04
       10/31/07       83,588.43          12,038.71        47,436.14
       11/30/07       80,957.93          11,535.20        46,265.94
       12/31/07       84,549.00          11,455.38        47,504.61
       01/31/08       72,053.99          10,768.36        39,731.43
       02/28/08       74,800.52          10,418.81        41,964.06
       03/31/08       72,240.48          10,373.72        40,966.12
       04/30/08       75,512.58          10,878.84        42,198.17
       05/31/08       83,362.23          11,019.73        46,718.36
       06/30/08       77,157.11          10,091.61        42,946.74
       07/31/08       72,274.39          10,006.74        41,044.97
       08/31/08       63,475.33          10,151.57        35,970.17
       09/30/08       50,149.58           9,248.01        28,500.24
       10/31/08       32,297.14           7,694.99        18,793.35
       11/30/08       26,804.08           7,142.66        15,902.74
       12/31/08       26,041.16           7,217.92        15,758.57
       01/31/09       22,429.98           6,610.28        13,269.34
       02/28/09       21,158.44           5,908.73        12,296.54
       03/31/09       24,108.42           6,425.38        14,524.01
       04/30/09       28,940.27           7,039.81        18,025.81
       05/31/09       36,060.90           7,433.10        22,254.09
       06/30/09       33,924.71           7,447.94        20,688.27
       07/31/09       37,637.61           8,010.56        23,747.71
       08/31/09       38,349.68           8,299.37        24,885.27
       09/30/09       42,469.47           8,608.84        27,220.53
       10/31/09       42,520.33           8,449.12        28,017.68
       11/30/09       44,300.49           8,955.79        28,822.13
       12/31/09       46,334.95           9,128.70        29,950.83
       01/31/10       46,640.12           8,800.81        30,506.72
       02/28/10       43,995.32           9,073.05        28,703.50
       03/31/10       48,827.17           9,620.35        32,072.88
       04/30/10       49,183.21           9,772.28        32,294.77
       05/31/10       43,384.98           8,992.76        28,227.89
       06/30/10       41,553.96           8,522.64        27,162.62

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2010

                              Six Month  One Year  Five Year   Ten Year
Eastern European Fund         (10.32)%    22.49%     3.49%     15.30%
-----------------------------------------------------------------------
S&P 500 Index                  (6.65)%    14.43%    (0.79)%    (1.59)%
-----------------------------------------------------------------------
MSCI Emerging Markets Europe
 10/40 Index
 (Net Total Return)            (9.31)%    31.29%     8.41%     10.50%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 EASTERN EUROPEAN FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The first half of 2010 was characterized by increasingly positive macroeconomic data flow. Because the Russian economy had been slow to recover, the government continued to provide stimulus by lowering interest rates below 8 percent and expanding the monetary base by 33 percent year over year in April. These measures ran counter to the other BRIC(2) countries, where signs of overheating led policymakers to apply the brakes. The green shoots of this recovery are now clearly seen across the Russian economic landscape. Industrial production in June ticked up nearly 10 percent after expanding 12.6 percent in May, while June unemployment dropped to 6.8 percent. Retail sales rose during each of the six months, jumping 5.8 percent in June.

The recovery was more robust in Turkey, where GDP expanded 11.7 percent in the first quarter alone. The region's most vibrant economy rebounded on strength in exports and domestic demand. Borrowing rates touched a four-decade low, spurring double-digit loan growth in the first half of the year among the nation's banks.

With subdued inflation risk, both Russia and Turkey are likely to maintain a lower interest rate environment for an extended period. Global deflationary forces create an opportunity for structural changes in the economies that have historically struggled under the burden of high domestic inflation. Against this stable macroeconomic backdrop, the Russian ruble and Turkish lira remained relatively unchanged relative to the U.S. dollar.

The same cannot be said about other currencies in the region. The euro lost 15 percent of its value amid concerns about the possibility of a Greek sovereign debt default. The Polish zloty underwent depreciation of the same magnitude against the U.S.
dollar, while the Czech koruna depreciated 12 percent.

Hungary's forint was the most battered currency, declining 18.5 percent in the first six months of the year. Hungary's domestic demand has been contracting for three years amid an austerity program separate from the International Monetary Fund (IMF) support deal. After elections in May, the new government has plans to grow the economy via fiscal spending and has tried without success to renegotiate the IMF deal.

While a weaker euro is a sign of structural problems in the European Union, it made German exports more competitive. German firms in turn rely on suppliers from Eastern Europe, and industrial production in Czech

 EASTERN EUROPEAN FUND


Republic, Slovakia, and Hungary saw double digit percentage growth in May.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned negative 10.32 percent in the first half of calendar 2010, compared to a negative 9.31 percent return for the benchmark MSCI Emerging Europe 10/40 Index.

STRENGTHS

* Russia's domestic sectors have proven resilient through the recent market downturn. Stocks with the most domestic exposure - retailers, utilities and cellular operators - have outperformed key natural resources like steel, oil and gas.

* The fund's relative overweight in Turkey contributed to performance, as this was the best-performing market in the region. Banks led the advance, with Turkiye Is Bankasi(3) gaining 13 percent during the period.

* Select materials names, particularly those with exposure to precious metals, contributed to performance. One example is the Russian company Polymetal,(4) which gained 37 percent.

* In the energy space, NovaTek OAO(5) continued to grow production and reserves. The stock bucked the negative trend for the industry by gaining 10 percent.

* The fund was significantly underweight Central European equities out of concern that they would be negatively impacted by currency devaluation stemming from the Greek crisis contagion. This concern has largely materialized in the first half of the year.

WEAKNESSES

* Even though European prices for spot gas edged up 5 percent on higher demand in April, the gap with oil-linked Russian exports widened. Gazprom OAO(6) shares declined 24 percent in the first six months of the year.

* Faced with a budget deficit, the Russian government decided on an early end to the export duty waiver for Greenfield development in East Siberia. As a result, Rosneft Oil Co. OJSC(7) declined 28 percent.

 EASTERN EUROPEAN FUND


* Sberbank RF(8) continued to attract customer deposits and grow retail loans, but shares ended the first half down 13 percent due to anemic growth in corporate lending.

CURRENT OUTLOOK

OPPORTUNITIES

* Better relations between Russia and the U.S. may improve the perception of U.S. investors of the balance of risks and opportunities of investing in Russia's stock market.

* The massive Gulf of Mexico oil spill and the U.S. government's subsequent ban on deepwater drilling may highlight the relative cost advantages of Russian onshore producers and the valuation gap to the global majors could begin to close.

* Adoption of a fiscal rule in Turkey may trigger sovereign-bond credit rating upgrades to investment grade. The law, set to take effect in 2011, aims at cutting the budget deficit to 1 percent of GDP and the debt-to-GDP ratio to some 30 percent in five to ten years.

THREATS

* Reliance on state support is potentially risky for minority shareholders of Russian electricity distribution companies. Minority shareholders may face a considerable dilution if the state provides money for capital expenditure programs via additional share issuance, as occurred for federal transmission and hydro generation companies in 2009 -2010.

* The prospect of shale gas in Europe substituting export from the former Soviet Union states has been given much favorable coverage in the press. Unconventional gas resources in Europe, however, are far smaller than those of North America and are unlikely to achieve similar economies of scale.

* Severe heat and drought conditions prevailing in the European part of Russia may affect wheat harvest and increase feedstock costs for agricultural producers.

* The Polish government has taken advantage of improved market conditions to shore up its budget deficit by continuing to tap equity markets. A steady pipeline of state and private IPOs may exceed demand for new equity offerings.

(1)The following countries are considered to be in the Eastern
   European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia,
   Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia,
   Slovakia, Slovenia, Turkey and Ukraine.

 EASTERN EUROPEAN FUND


(2)BRIC refers to the emerging market countries Brazil, Russia, India and China.

(3)This security comprised 2.26% of the fund's total net assets as of 06/30/10.

(4)This security comprised 1.25% of the fund's total net assets as of 06/30/10.

(5)This security comprised 4.84% of the fund's total net assets as of 06/30/10.

(6)This security comprised 3.00% of the fund's total net assets as of 06/30/10.

(7)This security comprised 4.28% of the fund's total net assets as of 06/30/10.

(8)This security comprised 10.74% of the fund's total net assets as of 06/30/10.

 EASTERN EUROPEAN FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   SBERBANK RF                                             10.74%
     Commercial Banks - Non US
   --------------------------------------------------------------
   NOVATEK OAO                                              4.84%
     Oil & Gas Exploration & Production
   --------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                             4.79%
     Commercial Banks - Non US
   --------------------------------------------------------------
   ROSNEFT OIL CO. OJSC                                     4.28%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   LUKOIL OAO                                               3.28%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   MECHEL                                                   3.21%
     Steel - Producers
   --------------------------------------------------------------
   GAZPROM OAO                                              3.00%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   VTB BANK OJSC                                            2.54%
     Commercial Banks - Non US
   --------------------------------------------------------------
   X5 RETAIL GROUP N.V.                                     2.41%
     Retail
   --------------------------------------------------------------
   NOVOLIPETSK STEEL                                        2.41%
     Steel - Producers
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  41.50%

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                         June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENT)

                  [Eastern European Fund Pie Chart]

Russia                             60.1%
Turkey                             18.9%
Poland                              5.6%
Other                               4.8%
Netherlands                         4.1%
Hungary                             3.5%
Canada                              3.0%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging market countries.(1)

PERFORMANCE GRAPH

 GLOBAL EMERGING MARKETS FUND

                [Global Emerging Markets Fund Graph]

                                                      MSCI Emerging
                   Global Emerging     S&P 500      Markets Net Total
          Date      Markets Fund        Index         Return Index
          ----     ---------------     -------      -----------------

        02/24/05      10,000.00      $ 10,000.00      $ 10,000.00
        02/28/05      10,180.00        10,210.33        10,196.56
        03/31/05       9,370.00        10,029.72         9,522.68
        04/30/05       9,020.00         9,839.59         9,267.07
        05/31/05       9,190.00        10,152.39         9,589.64
        06/30/05       9,440.00        10,166.93         9,915.45
        07/31/05      10,230.00        10,544.87        10,608.51
        08/31/05      10,520.00        10,448.60        10,699.37
        09/30/05      11,470.00        10,533.18        11,695.59
        10/31/05      10,650.00        10,357.49        10,931.16
        11/30/05      11,440.00        10,748.84        11,835.44
        12/31/05      12,298.06        10,752.65        12,534.99
        01/31/06      13,908.39        11,037.34        13,935.03
        02/28/06      13,764.80        11,067.20        13,918.54
        03/31/06      13,805.82        11,204.94        14,041.19
        04/30/06      14,759.72        11,355.30        15,040.99
        05/31/06      13,077.58        11,028.89        13,465.14
        06/30/06      12,995.53        11,043.54        13,432.22
        07/31/06      13,251.95        11,111.61        13,624.53
        08/31/06      13,672.48        11,375.59        13,971.64
        09/30/06      13,569.91        11,668.56        14,087.99
        10/31/06      14,287.90        12,048.56        14,756.92
        11/30/06      15,241.79        12,277.30        15,853.90
        12/31/06      16,305.69        12,449.49        16,567.76
        01/31/07      16,206.06        12,637.57        16,389.35
        02/28/07      16,128.57        12,391.14        16,292.08
        03/31/07      16,593.50        12,529.43        16,940.86
        04/30/07      17,301.96        13,084.26        17,725.17
        05/31/07      17,910.80        13,540.37        18,603.10
        06/30/07      18,729.95        13,315.56        19,475.14
        07/31/07      20,091.53        12,903.22        20,502.70
        08/31/07      19,615.53        13,096.35        20,066.98
        09/30/07      21,785.19        13,585.63        22,283.04
        10/31/07      24,220.53        13,801.70        24,768.06
        11/30/07      22,183.70        13,224.46        23,012.33
        12/31/07      22,722.72        13,132.94        23,093.03
        01/31/08      19,244.61        12,345.31        20,211.25
        02/29/08      20,151.36        11,944.58        21,703.09
        03/31/08      18,635.61        11,892.88        20,554.58
        04/30/08      20,219.02        12,471.97        22,222.67
        05/31/08      20,584.43        12,633.50        22,634.92
        06/30/08      18,567.94        11,569.45        20,377.38
        07/31/08      17,038.66        11,472.17        19,608.75
        08/31/08      15,116.90        11,638.20        18,042.48
        09/30/08      12,044.80        10,602.32        14,885.04
        10/31/08       8,038.89         8,821.87        10,811.31
        11/30/08       6,983.28         8,188.66         9,997.46
        12/31/08       7,267.85         8,274.94        10,777.19
        01/31/09       6,608.39         7,578.31        10,081.18
        02/28/09       6,223.70         6,774.02         9,512.50
        03/31/09       6,883.17         7,366.33        10,879.54
        04/30/09       7,693.76         8,070.74        12,689.97
        05/31/09       9,150.08         8,521.63        14,858.29
        06/30/09       8,847.82         8,538.65        14,658.12
        07/31/09       9,946.93         9,183.65        16,306.38
        08/31/09      10,056.84         9,514.75        16,248.04
        09/30/09      10,166.75         9,869.55        17,722.87
        10/31/09       9,988.15         9,686.44        17,744.79
        11/30/09      10,785.00        10,267.31        18,506.99
        12/31/09      10,922.39        10,465.54        19,237.88
        01/31/10      10,249.18        10,089.63        18,164.95
        02/28/10      10,427.79        10,401.74        18,228.85
        03/31/10      11,279.60        11,029.19        19,700.54
        04/30/10      11,238.38        11,203.36        19,939.21
        05/31/10      10,359.09        10,309.69        18,185.40
        06/30/10      10,276.66         9,770.72        18,051.75

 AVERAGE ANNUAL PERFORMANCE                           For the Periods Ended
                                                              June 30, 2010

                                 Six Month  One Year  Five Year   Inception
  Global Emerging Markets Fund
    (Inception 2/24/05)           (5.91)%    16.15%     1.71%       0.51%
  -------------------------------------------------------------------------
  S&P 500 Index                   (6.65)%    14.43%    (0.79)%     (0.43)%
  -------------------------------------------------------------------------
  MSCI Emerging Markets Net
    Total Return Index            (6.17)%    23.15%    12.72%      11.68%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 3.15%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 GLOBAL EMERGING MARKETS FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

From the beginning of the year many investors began to feel uncomfortable with the near-term prospects for China in light of rapid real-estate appreciation that many labeled a dangerous
"bubble." Despite naysaying rhetoric, the Chinese economy continues to grow, with exports rebounding early in the year after 16 consecutive months of declines.

In addition, the Beijing government remains committed to recalibrating its economy toward domestic consumption that would, in the long term, provide more stability than reliance on exports and fixed-asset investments. This is why the government has increased spending on social safety-net programs to encourage people to increase spending.

Turkey seems to be the most vibrant among the European emerging economies. GDP grew 11.7 percent in the first quarter alone, mainly due to the strength of exports and robust domestic demand. In addition, lower interest rates contributed to double-digit loan growth in the first half of the year among the nation's banks.

The Russian government stimulated the country's struggling economy by lowering interest rates and expanding the monetary base by 33 percent year over year in April. Industrial production in June ticked up nearly 10 percent after expanding 12.6 percent in May, while June unemployment dropped to 6.8 percent. Retail sales rose during each of the six months, jumping 5.8 percent in June.

In Latin America, the performance was mixed in the first half of 2010. The most liquid market, Brazil, underperformed due to a subdued outlook for commodities early in the year and new equity issues coming to the market in abundance. By contrast, Chile strongly outperformed and was the best performer in Latin America during the period. Many local pension funds, which are the driving force of the market, reduced international holdings and increased local equity allocation.

Colombia also outperformed and is seen as one of the favorite markets for many investors in light of the election result that brought Mr. Juan Manuel Santos to power. Mr. Santos promises continuation of market friendly policies of the outgoing President Uribe.

 GLOBAL EMERGING MARKETS FUND


INVESTMENT HIGHLIGHTS

OVERVIEW

The fund lost 5.91 percent for the six-month period ending June 30, 2010, compared to a negative 6.17 percent return for the MSCI
Emerging Markets Net Total Return Index, the fund's benchmark.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* The fund was overweight Russian equities, which outperformed during the first quarter. In addition, the fund was overweight Mexico and Hungary, which, with returns of 9.99 percent and 9.61 percent, respectively, outperformed and were among the best performers in the index.

* Although Brazil has been a laggard among Latin American countries due to new equity issues and volatility in commodities, retail stocks in that market outperformed. Lojas Renner S.A.(2) registered a 24 percent appreciation in the first half of the year.

* Baidu, Inc.,(3) a Chinese internet search engine, was another significant contributor to performance as the company benefited from troubles for Google, Inc.(4) early in the year. The stock returned 69 percent in six months.

* Overweighting Turkey also helped the performance of the fund. That market is seen as most robust among the European emerging markets. One of the best performers was Turkiye Is Bankasi,(5) which returned 45 percent to the fund.

WEAKNESSES

* In the second quarter, the fund was overweight Russia, Poland and Hungary, all of which underperformed.

* The performance of the Chinese stocks was uneven. One of the detractions from performance was Duoyuan Global Water, Inc.,(4) an infrastructure play on water.

* The fund invested cautiously in the Greek equities, before they found the bottom. As a result, National Bank of Greece S.A.(6) returned a negative 41 percent.

 GLOBAL EMERGING MARKETS FUND


CURRENT OUTLOOK

OPPORTUNITIES

* As the Chinese leadership embarked on the challenge of recalibrating the economy away from fixed-asset investments toward domestic consumption, the fund adjusted its portfolio holdings to capture this trend. An overhaul of the social security system in China will likely encourage greater consumption by households over time.

* Growth of per-capita income around the world has created opportunities for protein producers, particularly in agriculture-rich countries like Brazil and Australia. Demand for poultry, and to a lesser extent, for pork and beef are likely to remain strong for years to come.

* Urbanization in China remains an important trend - the country is preparing for 90 million people to move to cities by 2015. This will be supportive of resources such as iron ore and copper.

THREATS

* The talk about dangers in the Chinese real estate has put some investors on edge about the prospects of a correction. In the event of a significant correction, demand for many global commodities would likely fall precipitously.

* The progress of recovery in the U.S. will have impact on China. A slowdown, or worse a return to recession, in the U.S. in the second half of 2010 would have an adverse effect on China's GDP growth.

* Although the sovereign crisis in Europe has been centered on the PIGS (Portugal, Ireland, Greece and Spain), the situation in Hungary also remains precarious in light of mixed messages coming out of the new government. A deterioration of the climate in Hungary would impact sentiment for other countries in the region.

* Escalation of violence in Mexico does not provide a level of comfort for investors in that country.

(1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

(2)This security comprised 3.18% of the fund's total net assets as of 06/30/10.

(3)This security comprised 1.74% of the fund's total net assets as of 06/30/10.

(4)The fund did not hold this security as of 06/30/10.

(5)This security comprised 1.15% of the fund's total net assets as of 06/30/10.

(6)This security comprised 0.92% of the fund's total net assets as of 06/30/10.

 GLOBAL EMERGING MARKETS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   RANDGOLD RESOURCES LTD.                                  4.03%
     Gold Mining
   --------------------------------------------------------------
   LOJAS RENNER S.A.                                        3.18%
     Department Stores
   --------------------------------------------------------------
   NASPERS LTD.                                             2.57%
     Multimedia
   --------------------------------------------------------------
   TNK-BP HOLDING                                           2.45%
     Oil & Gas - Integrated
   --------------------------------------------------------------
   SAMSUNG ELECTRONICS CO., LTD.                            2.44%
     Electronics & Components
   --------------------------------------------------------------
   WAL-MART DE MEXICO SAB DE CV                             2.33%
     Retail
   --------------------------------------------------------------
   ELDORADO GOLD CORP.                                      2.29%
     Gold Mining
   --------------------------------------------------------------
   SPDR GOLD TRUST                                          2.27%
     Exchange-Traded Fund
   --------------------------------------------------------------
   OPTO CIRCUITS INDIA LTD.                                 2.00%
     Healthcare Equipment & Services
   --------------------------------------------------------------
   CTRIP.COM INTERNATIONAL LTD.                             1.92%
     E-Commerce
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  25.48%

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                         June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENT)

              [Global Emerging Markets Fund Pie Chart]

People's Republic of China          14.0%
Brazil                              13.0%
Other                               12.0%
Russia                               8.5%
Korea, Republic Of                   7.8%
United States                        7.3%
Mexico                               6.6%
South Africa                         5.3%
Hong Kong                            4.9%
Canada                               4.9%
Jersey, Channel Islands              4.5%
India                                4.1%
Turkey                               3.7%
Poland                               3.4%


* Country distribution shown is based on domicile and the locale of company operations may be different.

 CHINA REGION FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

PERFORMANCE GRAPH

 CHINA REGION FUND

                     [China Region Fund Graph]

                                                         MSCI All Country
                                           Hang Seng         Far East
                       China Region        Composite         Free ex
         Date              Fund              Index*         Japan Index
         ----              ----            ---------     ----------------

       06/30/00        $ 10,000.00        $ 10,000.00      $ 10,000.00
       07/31/00          10,049.10          10,469.14         9,627.77
       08/31/00           9,836.33          10,639.41         9,497.37
       09/29/00           9,018.00           9,735.60         8,388.55
       10/31/00           8,216.04           9,206.05         7,724.31
       11/30/00           7,774.14           8,601.62         7,330.55
       12/31/00           7,939.44           9,238.46         7,309.35
       01/31/01           8,270.94           9,833.16         8,286.95
       02/28/01           7,856.57           9,170.44         7,880.51
       03/30/01           7,790.27           7,923.93         7,017.34
       04/30/01           8,105.19           8,393.71         7,027.92
       05/31/01           8,370.39           8,419.27         6,959.11
       06/30/01           8,154.92           8,316.49         6,800.98
       07/31/01           7,475.34           7,835.82         6,529.71
       08/31/01           6,895.22           7,082.92         6,412.11
       09/30/01           6,116.19           6,343.19         5,383.76
       10/31/01           6,348.24           6,507.67         5,653.11
       11/30/01           6,795.77           7,205.96         6,423.19
       12/31/01           6,895.22           7,277.36         7,003.37
       01/31/02           7,060.97           6,933.66         7,285.44
       02/28/02           6,978.09           6,824.29         7,296.81
       03/31/02           7,326.17           7,167.54         7,812.41
       04/30/02           7,525.07           7,480.78         7,904.81
       05/31/02           7,508.49           7,408.84         7,723.42
       06/30/02           7,259.87           6,978.63         7,298.09
       07/31/02           6,779.19           6,696.10         7,016.41
       08/31/02           6,530.57           6,516.46         6,849.20
       09/30/02           5,983.59           5,920.19         6,058.59
       10/31/02           6,033.31           6,119.81         6,380.43
       11/30/02           6,315.09           6,514.18         6,693.54
       12/31/02           6,049.89           6,109.15         6,229.50
       01/31/03           6,232.21           6,131.63         6,302.99
       02/28/03           6,232.21           6,063.29         5,993.59
       03/31/03           5,967.01           5,764.60         5,706.28
       04/30/03           6,000.16           5,787.33         5,887.03
       05/31/03           6,679.74           6,334.32         6,367.21
       06/30/03           6,911.79           6,453.21         6,726.07
       07/31/03           7,558.22           6,861.67         7,286.79
       08/31/03           8,138.34           7,430.08         7,801.25
       09/30/03           8,403.54           7,723.05         7,820.21
       10/31/03           9,845.57           8,397.95         8,477.11
       11/30/03          10,127.35           8,460.20         8,341.51
       12/31/03          10,958.44           8,804.55         8,769.44
       01/31/04          11,025.26           9,267.48         9,336.08
       02/29/04          11,643.34           9,700.81         9,671.67
       03/31/04          11,259.13           8,920.80         9,453.00
       04/30/04          10,123.19           8,291.78         8,880.06
       05/31/04          10,073.08           8,470.16         8,636.09
       06/30/04           9,789.09           8,484.23         8,537.30
       07/31/04           9,688.86           8,484.88         8,281.82
       08/31/04           9,772.39           8,845.35         8,685.66
       09/30/04          10,440.59           9,100.64         8,966.38
       10/31/04          10,457.29           9,083.72         8,998.88
       11/30/04          11,125.49           9,846.76         9,762.09
       12/31/04          11,419.78           9,934.72        10,017.57
       01/31/05          11,043.68           9,586.11        10,075.41
       02/28/05          12,052.31           9,991.25        10,638.69
       03/31/05          11,676.21           9,508.60        10,119.35
       04/30/05          11,471.06           9,690.03         9,990.98
       05/31/05          11,317.20           9,676.66        10,180.86
       06/30/05          11,744.59           9,955.40        10,390.83
       07/31/05          12,171.98          10,454.03        11,027.10
       08/31/05          12,103.60          10,428.60        10,625.65
       09/30/05          12,770.32          10,779.68        11,135.48
       10/31/05          12,001.02          10,005.22        10,431.18
       11/30/05          12,548.08          10,476.13        11,164.27
       12/31/05          13,553.02          10,588.74        11,806.67
       01/31/06          14,973.19          11,380.15        12,630.53
       02/28/06          14,797.86          11,559.57        12,583.88
       03/31/06          15,832.31          11,706.10        12,699.99
       04/30/06          16,901.82          12,120.66        13,583.97
       05/31/06          15,779.71          11,651.57        12,617.27
       06/30/06          15,271.25          11,845.90        12,512.25
       07/31/06          15,113.46          12,153.94        12,483.78
       08/31/06          15,253.72          12,421.85        12,791.08
       09/30/06          15,516.71          12,634.33        13,143.92
       10/31/06          16,025.17          13,186.66        13,479.62
       11/30/06          17,234.95          14,017.56        14,539.19
       12/31/06          18,680.02          15,186.77        15,167.94
       01/31/07          18,395.10          15,052.04        14,901.66
       02/28/07          18,110.18          14,696.54        15,011.39
       03/31/07          18,608.79          14,954.72        15,305.04
       04/30/07          19,356.70          15,388.41        15,829.15
       05/31/07          21,030.61          15,828.27        16,661.50
       06/30/07          22,348.36          16,766.02        17,539.57
       07/31/07          23,879.80          18,105.45        18,764.53
       08/31/07          24,823.59          18,743.46        18,499.24
       09/30/07          29,613.80          21,282.01        20,618.56
       10/31/07          34,012.24          24,470.33        22,667.27
       11/30/07          29,649.41          21,937.84        20,530.89
       12/31/07          28,634.75          21,268.66        20,230.25
       01/31/08          24,206.92          17,792.78        17,411.17
       02/28/08          24,971.12          18,782.38        18,590.65
       03/31/08          22,161.58          17,475.28        17,588.28
       04/30/08          23,465.21          19,557.99        18,919.91
       05/31/08          22,813.40          18,880.46        18,393.83
       06/30/08          20,430.91          16,805.13        16,326.37
       07/31/08          19,509.39          17,060.87        15,964.26
       08/31/08          17,981.00          15,804.15        14,715.24
       09/30/08          15,463.66          13,060.49        12,269.49
       10/31/08          12,586.70          10,127.11         9,360.88
       11/30/08          11,867.46          10,193.82         8,833.70
       12/31/08          12,564.22          10,783.02         9,718.11
       01/31/09          11,485.36           9,988.04         9,138.61
       02/28/09          11,080.79           9,625.00         8,571.41
       03/31/09          12,519.27          10,344.04         9,757.77
       04/30/09          13,957.75          11,656.73        11,337.68
       05/31/09          16,272.81          13,746.77        12,856.54
       06/30/09          15,913.19          14,092.55        12,795.00
       07/31/09          17,396.62          15,700.47        14,475.04
       08/31/09          16,093.00          14,817.07        13,928.48
       09/30/09          17,126.90          15,626.22        15,090.61
       10/31/09          17,239.29          16,275.91        15,068.37
       11/30/09          18,520.43          16,497.16        15,361.74
       12/31/09          18,790.15          16,592.62        16,035.67
       01/31/10          17,284.24          15,321.17        15,037.83
       02/28/10          17,936.05          15,744.15        15,077.96
       03/31/10          18,767.67          16,360.66        16,117.64
       04/30/10          18,677.77          16,220.68        16,417.70
       05/31/10          17,598.91          15,014.45        14,958.50
       06/30/10          17,891.10          15,215.08        15,134.62

 AVERAGE ANNUAL PERFORMANCE                       For the Periods Ended
                                                          June 30, 2010

                               Six Month  One Year  Five Year  Ten Year
China Region Fund               (4.78)%    12.43%     8.78%     5.99%
-----------------------------------------------------------------------
Hang Seng Composite Index*      (8.30)%    7.97%      8.85%     4.28%
-----------------------------------------------------------------------
MSCI All Country Far East Free
  ex Japan Index*               (5.62)%    18.29%     7.81%     4.23%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

  The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 CHINA REGION FUND


THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

China's swift action in addressing the financial crisis in 2008 helped global economies resume growth in 2009. China's economy grew
9.1 percent in 2009 and accelerated this annual pace in the first quarter of 2010 to 11.9 percent. Beginning in mid-2009, concerns arose that China's economy was recovering too quickly. The central government stepped in to tamp down growth via a series of policy steps that included removing bank liquidity, reducing bank lending and slowing property price momentum.

After the massive investment in infrastructure in 2009, fixed-asset investment (FAI) was bound to slow down. For 2009, year-over-year
FAI was up 30.5 percent and has since slowed to 25.5 percent in June 2010. With government concerns about overbuilding, FAI should moderate further in the second half of 2010.

Exports have been positive for the last six months. This reflects somewhat improved economic conditions in the U.S. and Europe, but more accurately reflects the increasing trade within Asia.

Retail sales are higher than a year ago. The Beijing government sees consumption as a long-term driver of GDP growth and has increased spending on social safety net programs to encourage people to save less and spend more.

Money supply as measured by M2(2) was very strong in 2009, growing at an average rate of 27.7 percent. It has since moderated to 18.5 percent as of June 2010.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned negative 4.78 percent for the six-month time period, compared to a return of negative 6.64 percent (total return basis) for the Hang Seng Composite Index (HSCI), its benchmark.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

 CHINA REGION FUND


STRENGTHS

* Country allocation helped the fund outperform the benchmark. The fund allocated more to Indonesia and South Korea while lowering exposure to Hong Kong and China stocks. Positive contributors to performance from Indonesia included PT Astra International Tbk,(3) PT Unilever Indonesia Tbk,(4) PT Indofood Sukses Makmur Tbk(5) and Bank Mandiri Tbk PT.(6) In South Korea, Samsung Techwin Co., Ltd.(7) was the best contributor. Indonesia is an internal growth story with less reliance on exports to the U.S. and Europe than many of its Asian neighbors. South Korea benefitted from stronger-than-expected growth.

* The focus on consumption as a driver of GDP growth was reflected in two of the fund's best performing Hong Kong stocks: Belle International Holdings Ltd.(8) and Lianhua Supermarket Holdings Co., Ltd.(9) Both stocks grew to large holdings as sales and earnings rose and this was reflected in share price performance.

* Travel is another area benefitting from a rising middle class. After buying a home and a car, travel is most coveted by this burgeoning group. Two fund holdings that benefitted from this trend were Home Inns & Hotels Management, Inc.(10) and Wynn Macau Ltd.(11)

WEAKNESSES

* The best performing sector in the fund's benchmark index, the HSCI, was telecommunications. The fund was underweight in this sector, however, given the anemic growth in revenues and earnings.

* Technology was an underperforming sector due to flat earnings growth, which impacted holdings in the fund such as Tencent
  Holdings Ltd.(12)

CURRENT OUTLOOK

OPPORTUNITIES

* In the second half of 2010, the question is how much China's economy will slow and how much of that has already been priced into the markets. With growing concerns about a slowdown or even a "double-dip" recession in the U.S. and Europe, China may ease up on its policies directed at slowing the economy. If that is the case, conditions should not get worse and the stock markets may be poised for a rally in the second half of the year.

* Exports continue to surprise to the upside, reducing pressure on the government to keep up a high fixed asset investment to maintain GDP growth at the 8 percent level.

 CHINA REGION FUND


* Urbanization remains an opportunity, as China expects another 90 million people to move to cities by 2015. This is a long-term positive for iron ore, copper and other resources.

THREATS

* The big threats of 2009 - deflation and deceleration - have been replaced by concerns over inflation and "imbalance." While China's inflation fell during most of 2009, this should reverse in 2010 as the global economy recovers. Imbalance refers to China's overreliance on fixed-asset investment, which was the biggest contributor to GDP in 2009. This is not healthy for the economy in the long run. China needs more balance in its GDP components, meaning consumption has to grow.

* One key risk is related to inflation - the possibility of more aggressive policy tightening as CPI(13) rises. While there is no clear consensus as to what level CPI needs to rise before interest rates are raised, many China strategists believe action would result if CPI hits 3 percent.

* A threat external to China is the recovery in the United States. Some think that a slowdown or a recession is possible in the second half of 2010. If that happens, China's GDP growth could weaken.

 (1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, and Vietnam.

 (2)M1 and M2 are measures of total money supplies. M1 money supply includes funds that are readily accessible for spending. M2 includes everything in M1 and also all time-related deposits, savings deposits, and non-institutional money-market funds.

 (3)This security comprised 2.76% of the fund's total net assets as of 06/30/10.

 (4)This security comprised 1.56% of the fund's total net assets as of 06/30/10.

 (5)This security comprised 2.66% of the fund's total net assets as of 06/30/10.

 (6)This security comprised 2.60% of the fund's total net assets as of 06/30/10.

 (7)This security comprised 2.71% of the fund's total net assets as of 06/30/10.

 (8)This security comprised 2.98% of the fund's total net assets as of 06/30/10.

 (9)This security comprised 2.30% of the fund's total net assets as of 06/30/10.

(10)This security comprised 1.23% of the fund's total net assets as of 06/30/10.

(11)This security comprised 1.24% of the fund's total net assets as of 06/30/10.

(12)The fund did not hold this security as of 06/30/10.

(13)The Consumer Price Index (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

 CHINA REGION FUND


 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                            June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENT)

                            [Pie Chart]

People's Republic of China        41.1%
Hong Kong                         23.2%
Indonesia                         15.1%
Korea, Republic Of                 7.5%
Other                              5.1%
United States                      5.0%
Canada                             3.0%

* Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus.

 CHINA REGION FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   June 30, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   BELLE INTERNATIONAL HOLDINGS LTD.                        2.98%
     Retail
   --------------------------------------------------------------
   PT ASTRA INTERNATIONAL TBK                               2.76%
     Auto Manufacturers
   --------------------------------------------------------------
   SAMSUNG TECHWIN CO., LTD.                                2.71%
     Electronics & Components
   --------------------------------------------------------------
   CHINA RESOURCES ENTERPRISE LTD.                          2.70%
     Diversified Operations
   --------------------------------------------------------------
   PT INDOFOOD SUKSES MAKMUR TBK                            2.66%
     Food & Beverages
   --------------------------------------------------------------
   BANK MANDIRI TBK PT                                      2.60%
     Commercial Banks - Non US
   --------------------------------------------------------------
   ZHAOJIN MINING INDUSTRY CO., LTD.                        2.46%
     Gold Mining
   --------------------------------------------------------------
   SPDR GOLD TRUST                                          2.39%
     Exchange-Traded Fund
   --------------------------------------------------------------
   CTRIP.COM INTERNATIONAL LTD.                             2.37%
     E-Commerce
   --------------------------------------------------------------
   LIANHUE SUPERMARKET HOLDINGS CO., LTD.                   2.30%
     Food-Retail
   --------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  25.93%

  EXPENSE EXAMPLE (UNAUDITED)                       June 30, 2010

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE (UNAUDITED)                                         June 30, 2010

-----------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2010           BEGINNING        ENDING
                                       ACCOUNT VALUE   ACCOUNT VALUE     EXPENSES
                                         JANUARY 1,       JUNE 30,      PAID DURING
                                           2010            2010           PERIOD
-----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND*
Based on Actual Fund Return               $1,000.00       $1,000.00       $ 0.64
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,024.15       $ 0.65
-----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND*
Based on Actual Fund Return               $1,000.00       $1,000.00       $ 0.79
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,024.00       $ 0.80
-----------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND*
Based on Actual Fund Return               $1,000.00       $1,021.80       $ 2.26
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.56       $ 2.26
-----------------------------------------------------------------------------------
TAX FREE FUND*
Based on Actual Fund Return               $1,000.00       $1,029.20       $ 3.52
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,021.32       $ 3.51
-----------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND*
Based on Actual Fund Return               $1,000.00       $  958.20       $ 9.52
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.08       $ 9.79
-----------------------------------------------------------------------------------
HOLMES GROWTH FUND*
Based on Actual Fund Return               $1,000.00       $  980.10       $ 9.13
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.57       $ 9.30
-----------------------------------------------------------------------------------
GLOBAL MEGATRENDS FUND INVESTOR CLASS*
Based on Actual Fund Return               $1,000.00       $  883.40       $10.32
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,013.84       $11.03
GLOBAL MEGATRENDS FUND INSTITUTIONAL
  CLASS**
Based on Actual Fund Return               $1,000.00       $  919.10       $ 7.85
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.71       $ 8.15
-----------------------------------------------------------------------------------
GLOBAL RESOURCES FUND INVESTOR CLASS*
Based on Actual Fund Return               $1,000.00       $  936.70       $ 8.21
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.31       $ 8.55
GLOBAL RESOURCES FUND INSTITUTIONAL
  CLASS**
Based on Actual Fund Return               $1,000.00       $  937.30       $ 5.38
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,019.24       $ 5.61
-----------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND INVESTOR
  CLASS*
Based on Actual Fund Return               $1,000.00       $1,028.70       $ 9.41
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.52       $ 9.35
WORLD PRECIOUS MINERALS FUND
  INSTITUTIONAL CLASS**
Based on Actual Fund Return               $1,000.00       $1,034.60       $ 6.05
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,018.84       $ 6.01
-----------------------------------------------------------------------------------
GOLD AND PRECIOUS METALS FUND*
Based on Actual Fund Return               $1,000.00       $1,072.40       $ 9.71
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.42       $ 9.44
-----------------------------------------------------------------------------------
EASTERN EUROPEAN FUND*
Based on Actual Fund Return               $1,000.00       $  896.80       $ 8.79
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.52       $ 9.35
-----------------------------------------------------------------------------------

62


  EXPENSE EXAMPLE (UNAUDITED)                                         June 30, 2010

-----------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2010           BEGINNING          ENDING
                                        ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES
                                          JANUARY 1,       JUNE 30,    PAID DURING
                                            2010            2010          PERIOD
-----------------------------------------------------------------------------------
GLOBAL EMERGING MARKETS FUND*
Based on Actual Fund Return               $1,000.00       $  940.90       $14.05
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,010.31       $14.55
-----------------------------------------------------------------------------------
CHINA REGION FUND*
Based on Actual Fund Return               $1,000.00       $  952.20       $10.79
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,013.74       $11.13
-----------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' Investor Class's annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2010, were 0.13%, 0.16%, 0.45%, 0.70%, 1.96%,
1.86%, 2.21%, 1.71%, 1.87%, 1.89%, 1.87%, 2.92% and 2.23%,
respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

**These calculations are based on expenses incurred in the period from March 1, 2010 to June 30, 2010. The funds' Institutional Class's annualized expense ratios (after reimbursements and offsets) for the four-month period ended June 30, 2010, were 1.63%, 1.12% and 1.20%, respectively, for the Global MegaTrends, Global Resources and World Precious Minerals Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 122, the number of days in the period, then divided by 365 days in the current fiscal year.

U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  June 30, 2010

UNITED STATES
GOVERNMENT                             COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 56.99%                      RATE      DATE       AMOUNT         VALUE

UNITED STATES TREASURY BILLS 56.99%
-------------------------------------------------------------------------------------
                               Yield    0.15%   07/01/10  $ 20,000,000   $ 20,000,000
                               Yield    0.15%   07/08/10    10,000,000      9,999,718
                               Yield    0.15%   07/15/10    10,000,000      9,999,436
                               Yield    0.16%   07/29/10    20,000,000     19,997,511

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 59,996,665
-------------------------------------------------------------------------------------
  (cost $59,996,665)

REPURCHASE AGREEMENTS 62.01%

Joint Tri-Party Repurchase Agreements,
  06/30/10, collateralized by U.S.
  Treasury securities held in joint
  tri-party repurchase accounts:

0.01% Banc of America Securities LLC
  Merrill Lynch, repurchase price
  $19,500,005                           0.01%   07/01/10    19,500,000     19,500,000
0.01% Credit Suisse Securities USA
  LLC, repurchase price $25,778,803     0.01%   07/01/10    25,778,795     25,778,795
0.02% UBS Financial Securities,
  Inc., repurchase price $20,000,011    0.02%   07/01/10    20,000,000     20,000,000

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                65,278,795
-------------------------------------------------------------------------------------
  (cost $65,278,795)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 119.00%                                                 125,275,460
-------------------------------------------------------------------------------------
  (cost $125,275,460)
Other assets and liabilities, net (19.00)%                                (20,002,732)
                                                                         ------------

NET ASSETS 100%                                                          $105,272,728
                                                                         ------------

See notes to portfolios of investments and notes to financialstatements.

64


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                 June 30, 2010

UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS 100.03%                    RATE      DATE        AMOUNT        VALUE

FEDERAL FARM CREDIT BANK 18.89%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.01%    07/01/10  $ 20,000,000   $ 20,000,000
Fixed Rate:
                                      2.88%    09/22/10     5,000,000      5,029,788
Variable Rates:
                                      0.18%    09/16/10    10,000,000      9,998,944
                                      0.65%    10/15/10     1,350,000      1,351,514
                                      0.35%    11/02/10     1,725,000      1,725,479
                                      0.42%    07/01/11     5,000,000      5,007,104
                                                                        ------------
                                                                          43,112,829

FEDERAL HOME LOAN BANK 76.76%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.02%    07/01/10    60,000,000     60,000,000
                               Yield  0.06%    07/07/10    17,945,000     17,944,821
                               Yield  0.16%    07/09/10    10,000,000      9,999,644
                               Yield  0.11%    07/14/10    32,045,000     32,043,745
                               Yield  0.19%    07/23/10     3,850,000      3,849,565
                               Yield  0.11%    08/04/10    11,300,000     11,298,826
                               Yield  0.22%    09/02/10       931,000        930,642
                               Yield  0.13%    09/10/10    10,514,000     10,511,304
                               Yield  0.17%    09/22/10     2,408,000      2,407,056
                               Yield  0.23%    11/24/10     5,000,000      4,995,438
Fixed Rates:
                                      4.13%    08/13/10     2,000,000      2,008,203
                                      4.75%    08/13/10     2,450,000      2,463,166
                                      0.65%    05/19/11     2,000,000      1,999,823
Variable Rates:
                                      0.20%    07/13/10    10,000,000      9,999,992
                                      0.24%    11/08/10     1,250,000      1,249,237
                                      0.20%    05/06/11     3,500,000      3,498,325
                                                                        ------------
                                                                         175,199,787

UNITED STATES TREASURY BILL 4.38%
------------------------------------------------------------------------------------
                               Yield  0.11%    07/01/10    10,000,000     10,000,000
------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.03%                                                228,312,616
------------------------------------------------------------------------------------
  (cost $228,312,616)
Other assets and liabilities, net
  (0.03)%                                                                    (70,369)
                                                                        ------------

NET ASSETS 100%                                                         $228,242,247
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

                                                                      65


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 88.61%                    RATE       DATE        AMOUNT        VALUE

ALABAMA 5.11%
---------------------------------------------------------------------------------------
Alabama State Public School & College
  Authority                               5.00%    12/01/16   $  290,000    $   334,127
Bessemer, Alabama Water Revenue           4.00%    01/01/16      300,000        286,311
Jasper Alabama Water Works & Sewer
  Board, Inc., Utilities Revenue,
  Series A                                3.00%    06/01/15       90,000         91,646
Jasper Alabama Water Works & Sewer
  Board, Inc., Utilities Revenue,
  Series A                                3.00%    06/01/16       90,000         89,998
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      200,000        217,890
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15      300,000        328,287
                                                                            -----------
                                                                              1,348,259

ALASKA 1.22%
---------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%    02/01/16      300,000        322,287

ARIZONA 5.13%
---------------------------------------------------------------------------------------
Arizona Board Regents Certificates of
  Participation, Series B                 4.50%    06/01/16      200,000        217,128
Arizona Health Facilities Authority
  Revenues, Series D                      5.00%    01/01/14      250,000        270,220
Arizona School Facilities Board
  Certificates,
  Series A-1                              5.00%    09/01/17      325,000        352,092
Arizona State Transportation Board
  Excise Tax Revenue                      5.00%    07/01/17      175,000        201,915
Pima County Unified School District,
  GO Unlimited, Refunding                 3.70%    07/01/12      300,000        314,676
                                                                            -----------
                                                                              1,356,031

CALIFORNIA 2.18%
---------------------------------------------------------------------------------------
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15      300,000        259,401
Vernon, California Electric Systems
  Revenue, Series A                       3.75%    08/01/13      300,000        315,735
                                                                            -----------
                                                                                575,136

CONNECTICUT 1.85%
---------------------------------------------------------------------------------------
Connecticut State, Series D,
  GO Unlimited                            5.38%    11/15/18      250,000        277,597
Connecticut State, Series E,
  GO Unlimited                            5.13%    11/15/14      200,000        211,408
                                                                            -----------
                                                                                489,005

See notes to portfolios of investments and notes to financial statements.

66


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

DISTRICT OF COLUMBIA 2.49%
--------------------------------------------------------------------------------------
District of Columbia Certifications of
  Participation                           4.00%   01/01/14   $  250,000    $   262,187
Washington D.C. Convention Center
  Authority Dedicated Tax Revenue,
  Refunding, Series A                     5.00%   10/01/13      110,000        119,854
Washington D.C. Convention Center
  Authority Dedicated Tax Revenue,
  Refunding, Series A                     5.00%   10/01/16      250,000        275,245
                                                                           -----------
                                                                               657,286

FLORIDA 5.71%
--------------------------------------------------------------------------------------
Florida State Board of Education
  Lottery Revenue, Series A               4.00%   07/01/14      300,000        326,847
Fort Pierce, Florida Stormwater
  Utilities Revenue                       4.50%   10/01/17      255,000        262,657
Orange County, Florida Tourist
  Development Tax Revenue, Refunding      5.00%   10/01/10      300,000        302,391
Orange County, Florida Tourist
  Development Tax Revenue, Refunding      5.00%   10/01/14      260,000        290,961
Reedy Creek, Florida Improvement
  District Utilities Revenue, Refunded,
  Series 2                                5.00%   10/01/16      300,000        324,777
                                                                           -----------
                                                                             1,507,633

GEORGIA 2.65%
--------------------------------------------------------------------------------------
Atlanta, Georgia Water & Wastewater
  Revenue, Series B                       3.50%   11/01/13      400,000        421,676
Emanuel County Georgia Hospital
  Authority Revenue Anticipation
  Certificates                            4.30%   07/01/17      250,000        278,590
                                                                           -----------
                                                                               700,266

ILLINOIS 11.23%
--------------------------------------------------------------------------------------
Aurora, Illinois, Series B,
  GO Unlimited                            3.00%   12/30/15      200,000        211,084
Chicago, Illinois Sales Tax Revenue       5.50%   01/01/15      350,000        399,563
Chicago, Illinois, Direct Access Bond,
  Series E-1 B, GO Unlimited              4.00%   01/01/19      200,000        206,760
Chicago, Illinois, Unrefunded Balance,
  Series B                                5.13%   01/01/15      325,000        368,521
Dundee Township, GO Unlimited             5.00%   12/01/13      240,000        265,152
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16      390,000        423,614
Illinois State Sales Tax Revenue          5.00%   06/15/14      200,000        221,508
Illinois State Toll Highway Authority,
  Toll Highway Revenue, Series A          5.00%   01/01/16      200,000        222,904
Illinois State, Refunding,
  GO Unlimited                            5.00%   01/01/16      300,000        326,658
State of Illinois, First Series,
  Refunding                               5.50%   08/01/19      300,000        320,547
                                                                           -----------
                                                                             2,966,311
See notes to portfolios of investments and notes to financial statements.

                                                                  67


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

INDIANA 4.82%
--------------------------------------------------------------------------------------
Hamilton Heights Independent School       5.25%   07/15/11   $  305,000    $   319,826
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        369,404
Noblesville Independent Redevelopment
  Authority Lease Rent Revenue            5.00%   01/15/24      250,000        255,493
Tippecanoe County, Indiana School
  Improvements                            4.00%   01/15/15      300,000        328,968
                                                                           -----------
                                                                             1,273,691

IOWA 1.95%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        304,908
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        211,014
                                                                           -----------
                                                                               515,922

KANSAS 0.83%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        219,996

KENTUCKY 1.22%
--------------------------------------------------------------------------------------
Louisville & Jefferson County
  Metropolitan Sewer District & Drain
  Systems, Series A                       5.50%   05/15/15      300,000        320,997

MASSACHUSETTS 1.36%
--------------------------------------------------------------------------------------
New Bedford, Massachusetts, State
  Qualified Municipal Loan, GO Limited    3.00%   03/01/15      345,000        359,625

MICHIGAN 4.60%
--------------------------------------------------------------------------------------
Detroit, Michigan Sewer Disposal
  Revenue, Refunding, Series C-1          5.25%   07/01/15      400,000        440,612
Michigan State Building Authority
  Revenue, Refunding, Series I            5.25%   10/15/14      300,000        324,204
Michigan State Grant Anticipation Bonds   5.00%   09/15/16      200,000        222,680
Michigan State Hospital Finance
  Authority Revenue, Trinity Health,
  Series A                                6.00%   12/01/18      200,000        227,840
                                                                           -----------
                                                                             1,215,336

MISSOURI 0.88%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        233,498



See notes to portfolios of investments and notes to financial statements.

68


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

NEVADA 2.77%
--------------------------------------------------------------------------------------
Clark County Nevada School District,
  Refunding, Series A                     5.50%   06/15/16   $  250,000    $   277,188
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        200,696
Nye County School District, GO Limited    4.00%   05/01/15      230,000        254,037
                                                                           -----------
                                                                               731,921

NEW HAMPSHIRE 0.46%
--------------------------------------------------------------------------------------
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14      120,000        122,575

NEW JERSEY 1.05%
--------------------------------------------------------------------------------------
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        277,278

NEW YORK 3.47%
--------------------------------------------------------------------------------------
New York State Dormitory Authority
  Revenues, Nonconstruction Supported
  Debt, Municipal Facilities Health
  Lease, Series 1                         5.00%   01/15/17      300,000        333,810
New York, New York, Series G,
  GO Unlimited                            5.00%   08/01/12      125,000        135,403
New York, New York, Subseries L-1,
  GO Unlimited                            4.00%   04/01/15      300,000        327,543
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%   12/15/12      110,000        118,892
                                                                           -----------
                                                                               915,648

PENNSYLVANIA 0.77%
--------------------------------------------------------------------------------------
Philadelphia, Pennsylvania                4.50%   08/01/12      195,000        202,896

PUERTO RICO 2.02%
--------------------------------------------------------------------------------------
Commonwealth of Puerto Rico,
  GO Unlimited                            6.00%   07/01/13      250,000        273,215
Commonwealth of Puerto Rico, Refunding,
  GO Unlimited                            5.50%   07/01/11      250,000        259,500
                                                                           -----------
                                                                               532,715

SOUTH CAROLINA 2.00%
--------------------------------------------------------------------------------------
Jasper County School District,
  GO Unlimited                            4.00%   03/01/15      195,000        215,440
Spartanburg County School District        3.88%   04/01/12      300,000        313,479
                                                                           -----------
                                                                               528,919

TENNESSEE 2.34%
--------------------------------------------------------------------------------------
Metropolitan Government of Nashville &
  Davidson County, Water & Sewer
  Revenue                                 6.50%   12/01/14      250,000        305,810

See notes to portfolios of investments and notes to financial statements.

                                                                  69


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE         AMOUNT       VALUE

TENNESSEE (CONT'D)
---------------------------------------------------------------------------------------
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%    05/01/11   $  300,000    $   311,379
                                                                            -----------
                                                                                617,189
TEXAS 12.03%
---------------------------------------------------------------------------------------
Addison, Texas Certificates of
  Obligation, GO Unlimited                4.00%    02/15/20      250,000        263,750
Grand Prairie Independent School
  District, Refunding, GO Unlimited
  (ZCB)                                   3.92%(1) 08/15/16      400,000        327,712
Houston Texas, Public Improvement,
  Refunding, Series A                     5.38%    03/01/16      180,000        200,083
Katy, Texas Independent School
  District, School Building, Series D,
  GO Unlimited                            4.50%    02/15/19      325,000        356,314
Lewisville, Texas Independent School
  District, GO Unlimited, Refunding
  (ZCB)                                   4.04%(1) 08/15/15     400,000        357,340
Lower Colorado River Authority Texas,
  Refunding                               5.25%    05/15/19      240,000        255,763
North Texas Municipal Water District,
  Regional Solid Waste Disposal Systems
  Revenue                                 3.00%    09/01/12      300,000        307,563
Port Arthur, Texas, Refunding,
  GO Unlimited                            2.85%    02/15/11      200,000        202,592
San Antonio Water System Revenue          5.00%    05/15/13      100,000        103,400
San Antonio, Texas Municipal Drain
  Utilities Systems Revenue               4.00%    02/01/16      300,000        313,185
San Patricio, Texas Municipal Water
  District, Refunding                     4.00%    07/10/18      200,000        204,282
Texas Municipal Power Agency Revenue,
  Refunding                               5.00%    09/01/17      250,000        283,857
                                                                            -----------
                                                                              3,175,841

UTAH 1.25%
---------------------------------------------------------------------------------------
Utah State, Refunding, Series B, GO
  Unlimited                               5.38%    07/01/12      300,000        328,929

VIRGINIA 2.55%
---------------------------------------------------------------------------------------
Virginia College Building Authority
  Educational Facilities Revenue,
  Prerefunded, Series A                   5.00%    09/01/15       10,000         11,680
Virginia College Building Authority
  Educational Facilities Revenue,
  Unrefunded, Series A                    5.00%    09/01/15      290,000        335,310
Virginia State Public Building
  Authority & Public Facilities
  Revenue, Refunding, Series A            5.00%    08/01/12      300,000        326,715
                                                                            -----------
                                                                                673,705

WASHINGTON 2.47%
---------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                  5.13%    12/01/11      100,000        106,427

See notes to portfolios of investments and notes to financial statements.

70


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

WASHINGTON (CONT'D)
--------------------------------------------------------------------------------------
Energy Northwest, Washington Electric
  Revenue                                 5.00%   07/01/14   $  250,000    $   284,460
King County, Washington School District
  No. 401 Highline Public Schools,
  GO Unlimited                            5.50%   12/01/13      240,000        262,598
                                                                           -----------
                                                                               653,485

WISCONSIN 2.20%
--------------------------------------------------------------------------------------
Chippewa Valley, Wisconsin, Technical
  College District Promissory Notes,
  Series A, GO Unlimited                  4.00%   04/01/14      250,000        272,525
Wisconsin State, Refunding, Series 2,
  GO Unlimited                            4.13%   11/01/16      295,000        307,263
                                                                           -----------
                                                                               579,788

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       23,402,168
--------------------------------------------------------------------------------------
  (cost $22,618,989)

REPURCHASE AGREEMENT 9.65%

Joint Tri-Party Repurchase Agreement,
  Credit Suisse Securities USA LLC,
  06/30/10, 0.01%, due 07/01/10,
  repurchase price $2,548,209,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $2,548,208)               0.01%   07/01/10    2,548,208      2,548,208

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.26%                                                    25,950,376
--------------------------------------------------------------------------------------
  (cost $25,167,197)
Other assets and liabilities, net 1.74%                                        460,798
                                                                           -----------

NET ASSETS 100%                                                            $26,411,174
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

                                                                  71


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS 92.96%                    RATE      DATE        AMOUNT        VALUE

ALABAMA 6.34%
--------------------------------------------------------------------------------------
Alabama 21st Century Authority, Tobacco
  Settlement Revenue                      5.75%   12/01/19   $  275,000    $   280,274
Alabama State, GO Unlimited, Series A     4.63%   09/01/22      375,000        391,980
Bessemer, Alabama Water Revenue           4.00%   01/01/16      200,000        190,874
Mountain Brook City Board of Education
  Capital Outlay                          4.00%   02/15/15      195,000        212,443
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%   09/01/15      300,000        328,287
                                                                           -----------
                                                                             1,403,858

ARIZONA 1.23%
--------------------------------------------------------------------------------------
University of Arizona Certificates of
  Participation, Series C                 5.00%   06/01/22      260,000        272,168

CALIFORNIA 13.42%
--------------------------------------------------------------------------------------
Anaheim, California City School
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.60%(1) 08/01/28     580,000        178,518
California State, GO Unlimited            5.00%   03/01/32      300,000        291,480
California State, GO Unlimited            4.75%   03/01/34      205,000        186,788
California State, GO Unlimited            5.00%   06/01/37      455,000        433,023
Campbell, California Union High School
  District, GO Unlimited                  4.75%   08/01/34      300,000        294,501
Chaffey Community College District,
  Series C, GO Unlimited                  5.00%   06/01/32      300,000        302,598
Imperial Community College District, GO
  Unlimited                               5.00%   08/01/29      500,000        504,210
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15     450,000        389,102
Santa Clara Valley Transportation
  Authority, Refunding, Series A          5.00%   04/01/27      370,000        391,190
                                                                           -----------
                                                                             2,971,410

COLORADO 0.70%
--------------------------------------------------------------------------------------
Colorado Health Facilities Authority
  Revenue                                 5.00%   09/01/16      150,000        154,663

CONNECTICUT 1.43%
--------------------------------------------------------------------------------------
Connecticut State, Series E,
  GO Unlimited                            5.13%   11/15/14      300,000        317,112

DISTRICT OF COLUMBIA 1.50%
--------------------------------------------------------------------------------------
District of Columbia Income Tax
  Revenue, Series A                       5.25%   12/01/27      300,000        331,365

See notes to portfolios of investments and notes to financial statements.

72


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

FLORIDA 1.39%
--------------------------------------------------------------------------------------
Florida Board of Education,
  GO Unlimited, Refunding, Series C       4.50%   06/01/28   $  300,000    $   307,965

GEORGIA 2.30%
--------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%   07/01/22      500,000        509,805

GUAM 1.11%
--------------------------------------------------------------------------------------
Guam Education Financing Foundation
  Certificate of Participation,
  Series A                                4.25%   10/01/18      250,000        246,400

ILLINOIS 9.14%
--------------------------------------------------------------------------------------
Chicago Board of Education,
  GO Unlimited                            5.25%   12/01/19      300,000        343,557
Chicago, Illinois Water Revenue,
  Refunding                               5.75%   11/01/30      225,000        263,517
Cook County, Illinois, Series A,
  Unrefunded                              5.00%   11/15/28      325,000        326,011
Du Page County, Refunding                 5.60%   01/01/21      490,000        574,726
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20      250,000        300,770
State of Illinois, First Series,
  Refunding                               5.50%   08/01/19      200,000        213,698
                                                                           -----------
                                                                             2,022,279

INDIANA 1.40%
--------------------------------------------------------------------------------------
Indianapolis Local Public Improvement
  Bond Bank, Waterworks Project,
  Series 2007 L                           5.25%   01/01/33      305,000        309,901

KANSAS 6.38%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority, Hospital Revenue,
  Series Z                                5.00%   12/15/12      500,000        507,835
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      250,000        274,995
University of Kansas Hospital Authority
  Health Facilities Revenue               5.63%   09/01/27      570,000        629,611
                                                                           -----------
                                                                             1,412,441

KENTUCKY 1.06%
--------------------------------------------------------------------------------------
Bowling Green, Kentucky, GO Unlimited,
  Series B                                4.00%   09/01/16      215,000        234,950

MARYLAND 1.43%
--------------------------------------------------------------------------------------
Maryland Health & Higher Educational
  Facilities Authority Revenue            5.75%   07/01/21      300,000        315,810

See notes to portfolios of investments and notes to financial statements.

                                                                  73


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

MASSACHUSETTS 1.49%
--------------------------------------------------------------------------------------
Massachusetts Bay Transportation
  Authority, Massachusetts Sales Tax
  Revenue, Refunding, Series A-1          5.25%   07/01/30   $  285,000    $   328,993

MICHIGAN 2.07%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                                5.38%   05/01/18      300,000        152,700
Macomb County Building Authority,
  GO Limited                              4.50%   11/01/23      300,000        306,480
                                                                           -----------
                                                                               459,180

MISSOURI 3.11%
--------------------------------------------------------------------------------------
Kansas City Water Revenue                 4.00%   12/01/22      250,000        273,285
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11      165,000        172,396
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11      235,000        241,803
                                                                           -----------
                                                                               687,484

NEVADA 1.17%
--------------------------------------------------------------------------------------
Nye County School District, GO Limited    4.00%   05/01/15      235,000        259,560

NEW HAMPSHIRE 2.21%
--------------------------------------------------------------------------------------
Manchester, New Hampshire School
  Facilities Revenue, Refunding           5.50%   06/01/26      300,000        360,441
New Hampshire Health & Education
  Facilities Authority Refunding          5.00%   07/01/14      125,000        127,682
                                                                           -----------
                                                                               488,123

NEW JERSEY 2.08%
--------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue             4.38%   07/01/10      460,000        460,000

OHIO 1.96%
--------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15      300,000        313,941
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14      110,000        119,252
                                                                           -----------
                                                                               433,193

See notes to portfolios of investments and notes to financial statements.

74


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

PUERTO RICO 2.41%
--------------------------------------------------------------------------------------
Commonwealth of Puerto Rico,
  GO Unlimited                            6.00%   07/01/13   $  250,000    $   273,215
Commonwealth of Puerto Rico, Refunding,
  GO Unlimited                            5.50%   07/01/11      250,000        259,500
                                                                           -----------
                                                                               532,715

RHODE ISLAND 2.53%
--------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32      500,000        559,795

SOUTH CAROLINA 1.13%
--------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23      250,000        250,535

TENNESSEE 1.03%
--------------------------------------------------------------------------------------
Memphis, Tennessee Sanitary Sewage
  System Revenue, Refunding               5.00%   05/01/20      200,000        227,232

TEXAS 16.97%
--------------------------------------------------------------------------------------
Baytown, Texas, GO Limited                4.50%   02/01/27      250,000        254,430
Dallas, Texas Waterworks & Sewer
  Systems Revenue, Refunding              4.50%   10/01/19      225,000        245,574
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%   02/15/32      495,000        531,368
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%   02/15/32        5,000          5,115
Forney, Texas, GO Limited                 5.00%   02/15/27      500,000        524,325
Goose Creek, Texas Independent School
  District Schoolhouse, Series A          5.25%   02/15/18      370,000        431,860
Greenville, Texas Independent School
  District, GO Unlimited, Refunding       4.00%   08/15/17      120,000        129,430
Houston Community College System
  Revenue, Refunding                      4.00%   04/15/17      300,000        310,470
North Texas Tollway Authority Revenue,
  Series F                                5.75%   01/01/38      250,000        259,532
Prosper, Texas Independent School
  District, Capital Appreciation,
  School Building, GO Unlimited (ZCB)     6.00%(1) 08/15/33   1,000,000        301,840
San Marcos, Texas Tax & Toll Revenue,
  GO Limited                              5.10%   08/15/27      400,000        429,020
White Settlement, Texas Independent
  School District, GO Unlimited           4.13%   08/15/15      300,000        334,047
                                                                           -----------
                                                                             3,757,011

See notes to portfolios of investments and notes to financial statements.

                                                                  75



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

UTAH 2.63%
--------------------------------------------------------------------------------------
Utah State Building Ownership
  Authority, Lease Revenue, Refunding,
  Series C                                5.50%   05/15/19   $  500,000    $   581,315

WASHINGTON 2.71%
--------------------------------------------------------------------------------------
King County, Washington School District
  No. 401 Highline Public Schools,
  GO Unlimited                            5.50%   12/01/13      300,000        328,248
Spokane County, Washington School
  District, No. 81, GO Unlimited          5.05%   06/01/22      255,000        272,302
                                                                           -----------
                                                                               600,550

WISCONSIN 0.63%
--------------------------------------------------------------------------------------
Wisconsin State Health & Educational
  Facilities Authority                    5.50%   12/01/26      140,000        139,996

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       20,575,809
--------------------------------------------------------------------------------------
  (cost $19,885,776)

REPURCHASE AGREEMENT 4.68%

Joint Tri-Party Repurchase Agreement,
  Banc of America Securities LLC
  Merrill Lynch, 06/30/10, 0.01%, due
  07/01/10, repurchase price
  $1,036,817, collateralized by U.S.
  Treasury securities held in a joint
  tri-party account (cost $1,036,817)     0.01%   07/01/10    1,036,817      1,036,817
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.64%                                                    21,612,626
--------------------------------------------------------------------------------------
  (cost $20,922,593)
Other assets and liabilities, net 2.36%                                        523,227
                                                                           -----------

NET ASSETS 100%                                                            $22,135,853
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

76


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS 80.47%                                           SHARES             VALUE

AEROSPACE/DEFENSE 2.83%
---------------------------------------------------------------------------------------
Lockheed Martin Corp.                                           2,000       $   149,000
Northrop Grumman Corp.                                          2,500           136,100
Raytheon Co.                                                    3,000           145,170
                                                                            -----------
                                                                                430,270

APPLICATIONS SOFTWARE 3.99%
---------------------------------------------------------------------------------------
Compuware Corp.                                                17,000           135,660*
Salesforce.com, Inc.                                            5,500           472,010*
                                                                            -----------
                                                                                607,670

CABLE/SATELLITE TV 1.56%
---------------------------------------------------------------------------------------
DIRECTV, Class A                                                7,000           237,440*

CHEMICALS 3.02%
---------------------------------------------------------------------------------------
Eastman Chemical Co.                                            2,500           133,400
EI du Pont de Nemours & Co.                                     4,000           138,360
Kraton Performance Polymers, Inc.                              10,000           187,900*
                                                                            -----------
                                                                                459,660

COATINGS/PAINT 0.91%
---------------------------------------------------------------------------------------
Sherwin-Williams Co.                                            2,000           138,380

COMPUTERS 4.13%
---------------------------------------------------------------------------------------
Apple, Inc.                                                     2,500           628,825*

DATA PROCESSING 1.01%
---------------------------------------------------------------------------------------
Dun & Bradstreet Corp.                                          2,300           154,376

DIVERSIFIED BANKING INSTITUTIONS 1.89%
---------------------------------------------------------------------------------------
Bank of America Corp.                                          20,000           287,400

DIVERSIFIED MANUFACTURING OPERATIONS 0.79%
---------------------------------------------------------------------------------------
Leggett & Platt, Inc.                                           6,000           120,360

ELECTRIC - INTEGRATED 2.60%
---------------------------------------------------------------------------------------
Entergy Corp.                                                   1,800           128,916
FirstEnergy Corp.                                               4,000           140,920
Pepco Holdings, Inc.                                            8,000           125,440
                                                                            -----------
                                                                                395,276

See notes to portfolios of investments and notes to financial statements.

                                                                  77


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

ELECTRONIC COMPONENTS - SEMICONDUCTORS 3.21%
---------------------------------------------------------------------------------------
Cree, Inc.                                                      3,000       $   180,090*
Integrys Energy Group, Inc.                                     4,000           174,960
QLogic Corp.                                                    8,000           132,960*
                                                                            -----------
                                                                                488,010

FINANCIAL SERVICES 1.95%
---------------------------------------------------------------------------------------
E*Trade Financial Corp.                                        12,500           147,750*
Invictus Financial, Inc.                                      131,125               131*
Western Union Co.                                              10,000           149,100
                                                                            -----------
                                                                                296,981

FOOD - RETAIL 0.90%
---------------------------------------------------------------------------------------
Safeway, Inc.                                                   7,000           137,620

FOOD & BEVERAGES 2.34%
---------------------------------------------------------------------------------------
Campbell Soup Co.                                               5,000           179,150
General Mills, Inc.                                             5,000           177,600
                                                                            -----------
                                                                                356,750

FOOTWEAR & RELATED APPAREL 1.20%
---------------------------------------------------------------------------------------
Skechers U.S.A., Inc., Class A                                  5,000           182,600*

GAS - DISTRIBUTION 0.95%
---------------------------------------------------------------------------------------
NiSource, Inc.                                                 10,000           145,000

GOLD MINING 3.86%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         3,000           182,340
Eldorado Gold Corp.                                            12,000           215,520
Randgold Resources Ltd., Sponsored ADR                          2,000           189,500
                                                                            -----------
                                                                                587,360

INSURANCE 4.69%
---------------------------------------------------------------------------------------
Assurant, Inc.                                                  4,000           138,800
Chubb Corp.                                                     3,000           150,030
Cincinnati Financial Corp.                                      6,000           155,220
Lincoln National Corp.                                          5,000           121,450
The Travelers Cos, Inc.                                         3,000           147,750
                                                                            -----------
                                                                                713,250

INTERNET 2.40%
---------------------------------------------------------------------------------------
Akamai Technologies, Inc.                                       9,000           365,130*

See notes to portfolios of investments and notes to financial statements.

78


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

INTERNET SECURITY 1.13%
---------------------------------------------------------------------------------------
VeriSign, Inc.                                                  6,500       $   172,575*

MEDICAL - BIOMEDICAL 0.94%
---------------------------------------------------------------------------------------
Biogen Idec, Inc.                                               3,000           142,350*

MEDICAL - HMO 0.80%
---------------------------------------------------------------------------------------
WellPoint, Inc.                                                 2,500           122,325*

MEDICAL INFORMATION SYSTEM 1.50%
---------------------------------------------------------------------------------------
Cerner Corp.                                                    3,000           227,670*

MEDICAL PRODUCTS 1.07%
---------------------------------------------------------------------------------------
Zimmer Holdings, Inc.                                           3,000           162,150*

METAL - IRON 0.77%
---------------------------------------------------------------------------------------
Cliffs Natural Resources, Inc.                                  2,500           117,900

MULTIMEDIA 0.95%
---------------------------------------------------------------------------------------
Time Warner, Inc.                                               5,000           144,550

OIL & GAS - INTEGRATED 2.83%
---------------------------------------------------------------------------------------
Chevron Corp.                                                   2,000           135,720
ConocoPhillips                                                  6,000           294,540
                                                                            -----------
                                                                                430,260

OIL & GAS EXPLORATION & PRODUCTION 3.94%
---------------------------------------------------------------------------------------
Atlas Energy, Inc.                                              5,000           135,350*
Concho Resources, Inc.                                          4,000           221,320*
Devon Energy Corp.                                              4,000           243,680
                                                                            -----------
                                                                                600,350

OIL FIELD SERVICES 1.21%
---------------------------------------------------------------------------------------
Key Energy Services, Inc.                                      20,000           183,600*

OIL REFINING & MARKETING 1.37%
---------------------------------------------------------------------------------------
Sunoco, Inc.                                                    6,000           208,620


See notes to portfolios of investments and notes to financial statements.

                                                                  79

ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

PHARMACEUTICALS 2.23%
---------------------------------------------------------------------------------------
AmerisourceBergen Corp., Class A                                6,000       $   190,500
Bristol-Myers Squibb Co.                                        6,000           149,640
                                                                            -----------
                                                                                340,140

RESTAURANTS 3.78%
---------------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Class A                           2,000           273,620*
Panera Bread Co., Class A                                       4,000           301,160*
                                                                            -----------
                                                                                574,780

RETAIL 0.98%
---------------------------------------------------------------------------------------
Lululemon Athletica, Inc.                                       4,000           148,880*

RETAIL - AUTO PARTS 1.27%
---------------------------------------------------------------------------------------
AutoZone, Inc.                                                  1,000           193,220*

SEMICONDUCTORS 1.10%
---------------------------------------------------------------------------------------
Analog Devices, Inc.                                            6,000           167,160

SOFTWARE TOOLS 1.03%
---------------------------------------------------------------------------------------
VMware, Inc., Class A                                           2,500           156,475*

TELEPHONE - INTEGRATED 4.92%
---------------------------------------------------------------------------------------
AT&T, Inc.                                                      6,500           157,235
Frontier Communications Corp.                                  20,000           142,200
Qwest Communications International, Inc.                       30,000           157,500
Verizon Communications, Inc.                                    5,500           154,110
Windstream Corp.                                               13,000           137,280
                                                                            -----------
                                                                                748,325

TOBACCO 1.93%
---------------------------------------------------------------------------------------
Philip Morris International, Inc.                               3,000           137,520
Reynolds American, Inc.                                         3,000           156,360
                                                                            -----------
                                                                                293,880

TRANSPORTATION 1.08%
---------------------------------------------------------------------------------------
Golar LNG Energy Ltd.                                           2,857             2,905*
Ryder System, Inc.                                              4,000           160,920
                                                                            -----------
                                                                                163,825

VETERINARY DIAGNOSTICS 0.68%
---------------------------------------------------------------------------------------
Neogen Corp.                                                    4,000           104,200*

See notes to portfolios of investments and notes to financial statements.

80


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

WIRELESS EQUIPMENT 0.73%
---------------------------------------------------------------------------------------
American Tower Corp., Class A                                   2,500       $   111,250*

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          12,246,843
---------------------------------------------------------------------------------------
  (cost $11,981,008)

REAL ESTATE INVESTMENT TRUST (REIT) 0.91%

Plum Creek Timber Co., Inc.                                     4,000           138,120
  (cost $159,760)

EXCHANGE-TRADED FUNDS (ETF) 3.18%

Energy Select Sector SPDR Fund                                  3,000           149,040
SPDR Barclays Capital High Yield Bond ETF                       4,000           151,320
SPDR KBW Bank ETF                                               8,000           183,120

---------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     483,480
---------------------------------------------------------------------------------------
  (cost $521,332)

PURCHASED OPTIONS 0.97%                                     CONTRACTS

EXCHANGE-TRADED FUND 0.85%
---------------------------------------------------------------------------------------
PowerShares QQQ, Strike Price 45, Put, Expiration July
  2010 (premium $24,220)                                          105            26,775
SPDR Gold Trust, Strike Price 110, Call, Expiration July
  2010 (premium $33,375)                                           30            34,650
SPDR S&P 500 ETF Trust, Strike Price 107, Put,
  Expiration July 2010 (premium $15,550)                           50            25,000
SPDR S&P 500 ETF Trust, Strike Price 110, Put,
  Expiration Aug. 2010 (premium $25,325)                           50            42,500
                                                                            -----------
                                                                                128,925

FINANCIAL SERVICES 0.12%
---------------------------------------------------------------------------------------
Citigroup, Inc., Strike Price 8, Call, Expiration Jan.
  2012 (premium $30,300)                                          800            19,200

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         148,125
---------------------------------------------------------------------------------------
  (cost $128,770)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             13,016,568
---------------------------------------------------------------------------------------
  (cost $12,790,870)

See notes to portfolios of investments and notes to financial statements.

                                                                  81


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                                            PRINCIPAL
REPURCHASE AGREEMENT 10.98%                                  AMOUNT               VALUE

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 06/30/10, 0.01%,
  due 07/01/10, repurchase price $1,671,027,
  collateralized by U.S. Treasury securities held
  in a joint tri-party account (cost $1,671,027)           $1,671,027       $ 1,671,027

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.51%                                                     14,687,595
---------------------------------------------------------------------------------------
  (cost $14,461,897)
Other assets and liabilities, net 3.49%                                         531,292
                                                                            -----------

NET ASSETS 100%                                                             $15,218,887
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

82


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS 78.22%                                           SHARES             VALUE

BREWERY 1.48%
---------------------------------------------------------------------------------------
Compania de Bebidas das Americas, Sponsored ADR                 5,000       $   505,050

CABLE/SATELLITE TV 1.74%
---------------------------------------------------------------------------------------
DIRECTV, Class A                                               17,500           593,600*

COMPUTER SERVICES 1.46%
---------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A                  10,000           500,600*

COMPUTERS 4.93%
---------------------------------------------------------------------------------------
Apple, Inc.                                                     4,500         1,131,885*
Riverbed Technology, Inc.                                      20,000           552,400*
                                                                            -----------
                                                                              1,684,285

COMPUTERS - MEMORY DEVICES 1.09%
---------------------------------------------------------------------------------------
NetApp, Inc.                                                   10,000           373,100*

DIVERSIFIED BANKING INSTITUTIONS 2.75%
---------------------------------------------------------------------------------------
Bank of America Corp.                                          45,000           646,650
JPMorgan Chase & Co.                                            8,000           292,880
                                                                            -----------
                                                                                939,530

E-COMMERCE 2.97%
---------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                    20,000           751,200
MercadoLibre, Inc.                                              5,000           262,750*
                                                                            -----------
                                                                              1,013,950

ELECTRONIC COMPONENTS - SEMICONDUCTORS 5.62%
---------------------------------------------------------------------------------------
Avago Technologies Ltd.                                        20,000           421,200*
Broadcom Corp., Class A                                        12,500           412,125
Cree, Inc.                                                     10,000           600,300*
Netlogic Microsystems, Inc.                                    18,000           489,600*
                                                                            -----------
                                                                              1,923,225

FINANCIAL SERVICES 5.86%
---------------------------------------------------------------------------------------
Altisource Portfolio Solutions S.A.                            20,000           494,800*
Endeavour Financial Corp.                                     100,000           206,660*
GMP Capital, Inc.                                              28,000           244,873
IntercontinentalExchange, Inc.                                  4,000           452,120*
MCO Capital, Inc. (RS)                                      1,000,000            77,498*+@
Visa, Inc., Class A                                             7,500           530,625
                                                                            -----------
                                                                              2,006,576

See notes to portfolios of investments and notes to financial statements.

                                                                  83


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

FOOTWEAR & RELATED APPAREL 3.07%
---------------------------------------------------------------------------------------
Deckers Outdoor Corp.                                           3,000       $   428,610*
Steven Madden Ltd.                                             19,750           622,520*
                                                                            -----------
                                                                              1,051,130

GOLD MINING 6.85%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         6,000           364,680
Eldorado Gold Corp.                                            30,000           538,800
Randgold Resources Ltd., Sponsored ADR                         12,000         1,137,000
Red Back Mining, Inc.                                          12,000           303,339*
                                                                            -----------
                                                                              2,343,819

INDUSTRIAL AUDIO & VIDEO PRODUCTS 1.07%
---------------------------------------------------------------------------------------
Imax Corp.                                                     25,000           365,000*

INTERNET 2.80%
---------------------------------------------------------------------------------------
Baidu, Inc., Sponsored ADR                                     10,000           680,800*
Rackspace Hosting, Inc.                                        15,000           275,100*
                                                                            -----------
                                                                                955,900

MACHINERY 0.95%
---------------------------------------------------------------------------------------
Altra Holdings, Inc.                                           25,000           325,500*

MARINE SERVICES 1.17%
---------------------------------------------------------------------------------------
Aegean Marine Petroleum Network, Inc.                          20,000           399,600

MEDICAL - BIOMEDICAL 2.54%
---------------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.                                  10,000           511,900*
Celgene Corp.                                                   7,000           355,740*
                                                                            -----------
                                                                                867,640

MEDICAL - HOSPITALS 0.98%
---------------------------------------------------------------------------------------
African Medical Investments plc                             1,000,000           335,823*

OIL & GAS EXPLORATION & PRODUCTION 8.76%
---------------------------------------------------------------------------------------
Alange Energy Corp.                                         1,500,000           493,166*
Brigham Exploration Co.                                        34,000           522,920*
Concho Resources, Inc.                                         16,000           885,280*
Newfield Exploration Co.                                        9,000           439,740*
Pacific Rubiales Energy Corp.                                  29,200           654,466*
                                                                            -----------
                                                                              2,995,572

See notes to portfolios of investments and notes to financial statements.

84


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

OIL FIELD SERVICES 2.33%
---------------------------------------------------------------------------------------
Core Laboratories N.V.                                          5,400       $   797,094

PHARMACEUTICALS 1.84%
---------------------------------------------------------------------------------------
Valeant Pharmaceuticals International                          12,000           627,480*

PHARMACY SERVICES 2.75%
---------------------------------------------------------------------------------------
Express Scripts, Inc.                                          20,000           940,400*

PLATINUM 0.15%
---------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                          58,000            52,849*

RADIO 7.87%
---------------------------------------------------------------------------------------
Newfoundland Capital Corp. Ltd., Class A                      398,100         2,692,518

RESTAURANTS 1.20%
---------------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Class A                           3,000           410,430*

RETAIL 4.35%
---------------------------------------------------------------------------------------
Dollar Tree, Inc.                                              12,750           530,783*
TJX Cos, Inc.                                                   7,500           314,625
Vitamin Shoppe, Inc.                                           25,000           641,250*
                                                                            -----------
                                                                              1,486,658

RETAIL - AUTO PARTS 0.88%
---------------------------------------------------------------------------------------
Advance Auto Parts, Inc.                                        6,000           301,080

TRANSPORT - TRUCK 0.76%
---------------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.                              8,000           261,360

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          26,749,769
---------------------------------------------------------------------------------------
  (cost $24,246,983)

EXCHANGE-TRADED FUND (ETF) 1.67%

SPDR KBW Bank ETF                                              25,000           572,250
  (cost $635,059)

See notes to portfolios of investments and notes to financial statements.

                                                                  85


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

WARRANTS 1.11%                                                 SHARES             VALUE

GOLD & SILVER MINING 0.04%
---------------------------------------------------------------------------------------
Medoro Resources Ltd., Warrants (November 2011)               100,000       $    14,090*

MEDICAL - HOSPITALS 0.06%
---------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)         500,000            18,672*@

SILVER MINING 1.01%
---------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (December 2010)                 32,500           346,508*

---------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  379,270
---------------------------------------------------------------------------------------
  (cost $47,021)

PURCHASED OPTIONS 1.17%                                     CONTRACTS

EXCHANGE-TRADED FUND 0.79%
---------------------------------------------------------------------------------------
PowerShares QQQ, Strike Price 45, Put, Expiration July
  2010 (premium $44,980)                                          195            49,725
SPDR Gold Trust, Strike Price 110, Call, Expiration July
  2010 (premium $77,875)                                           70            80,850
SPDR S&P 500 ETF Trust, Strike Price 107, Put,
  Expiration July 2010 (premium $34,210)                          110            55,000
SPDR S&P 500 ETF Trust, Strike Price 110, Put,
  Expiration Aug. 2010 (premium $50,650)                          100            85,000
                                                                            -----------
                                                                                270,575

OIL & GAS EXPLORATION & PRODUCTION 0.38%
---------------------------------------------------------------------------------------
Anadarko Petroleum Corp., Strike Price 40, Call,
  Expiration Nov. 2010 (premium $159,050)                         250           128,750
Pacific Rubiales Energy Corp., Strike Price 20, Put,
  Expiration July 2010 (premium $43,214)                          280             1,447
                                                                            -----------
                                                                                130,197

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         400,772
---------------------------------------------------------------------------------------
  (cost $409,979)

See notes to portfolios of investments and notes to financial statements.

86


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 1.11%                                  AMOUNT               VALUE

METAL & MINERAL MINING 1.11%
---------------------------------------------------------------------------------------
Grupo Empresarial Ibiza S.A., 12.00%, maturity
   05/03/11 (RS)                                            $  380,000      $   380,000@
  (cost $380,000)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             28,482,061
---------------------------------------------------------------------------------------
  (cost $25,719,042)

REPURCHASE AGREEMENT 11.51%

Joint Tri-Party Repurchase Agreement, Credit Suisse
  Securities USA LLC, 06/30/10, 0.01%, due 07/01/10,
  repurchase price $3,935,511, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $3,935,510)                                         3,935,510         3,935,510

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 94.79%                                                    $32,417,571
---------------------------------------------------------------------------------------
  (cost $29,654,552)
Other assets and liabilities, net 5.21%                                       1,781,109
                                                                            -----------

NET ASSETS 100%                                                             $34,198,680
                                                                            -----------

                                                          SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL             VALUE

---------------------------------------------------------------------------------------
Anadarko Petroleum Corp., Strike Price 50, Expiration
  Nov. 2010                                                    25,000       $    64,000
  (premiums received $68,799) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

                                                                  87


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS 75.75%                                           SHARES             VALUE

AIRLINES 0.86%
---------------------------------------------------------------------------------------
China Eastern Airlines Corp. Ltd., H shares                   400,000       $   169,193*

AIRPORT DEVELOPMENT/MAINTENANCE 1.35%
---------------------------------------------------------------------------------------
TAV Havalimanlari Holding A.S.                                 75,000           264,636*

AIRPORTS 4.65%
---------------------------------------------------------------------------------------
Grupo Aeroportuario del Sureste S.A.B. de C.V.,
  Sponsored ADR                                                20,000           910,800

AUTO MANUFACTURERS 2.06%
---------------------------------------------------------------------------------------
Tofas Turk Otomobil Fabrikasi A.S.                            120,000           403,726

BUILDING & CONSTRUCTION 1.27%
---------------------------------------------------------------------------------------
Aveng Ltd.                                                     27,500           122,606
Murray & Roberts Holdings Ltd.                                 25,000           125,779
                                                                            -----------
                                                                                248,385

BUILDING PRODUCTS 2.00%
---------------------------------------------------------------------------------------
Akcansa Cimento A.S.                                           50,000           201,218
Semen Gresik Persero Tbk PT                                   200,000           191,376
                                                                            -----------
                                                                                392,594

CELLULAR TELECOMMUNICATIONS 4.24%
---------------------------------------------------------------------------------------
America Movil SAB de C.V., Series L, Sponsored ADR              9,000           427,500
Mobile TeleSystems, Sponsored ADR                               7,500           143,700
Vivo Participacoes S.A., Sponsored ADR                         10,000           259,200
                                                                            -----------
                                                                                830,400

COMMERCIAL SERVICES 1.13%
---------------------------------------------------------------------------------------
Stantec, Inc.                                                  10,000           221,300*

ELECTRIC - INTEGRATED 9.92%
---------------------------------------------------------------------------------------
CPFL Energia S.A., Sponsored ADR                               12,500           836,875
FirstEnergy Corp.                                              13,000           457,990
NextEra Energy, Inc.                                            7,000           341,320
Polska Grupa Energetyczna S.A.                                 50,000           307,906
                                                                            -----------
                                                                              1,944,091

ELECTRONICS & COMPONENTS 3.17%
---------------------------------------------------------------------------------------
Toshiba Corp.                                                  40,000           198,762
Zhuzhou CSR Times Electric Co., Ltd., H shares                200,000           423,239
                                                                            -----------
                                                                                622,001

See notes to portfolios of investments and notes to financial statements.

88


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

ENGINEERING & CONSTRUCTION 5.26%
---------------------------------------------------------------------------------------
McDermott International, Inc.                                  20,000       $   433,200*
SNC-Lavalin Group, Inc.                                        10,000           400,263
URS Corp.                                                       5,000           196,750*
                                                                            -----------
                                                                              1,030,213

GOLD MINING 2.46%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         3,500           212,730
Eldorado Gold Corp.                                            15,000           269,400
                                                                            -----------
                                                                                482,130

HOLDING COMPANY 3.46%
---------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                               8,500           677,365*

INTERNET 0.84%
---------------------------------------------------------------------------------------
Rackspace Hosting, Inc.                                         9,000           165,060*

MARINE SERVICES 1.53%
---------------------------------------------------------------------------------------
Aegean Marine Petroleum Network, Inc.                          15,000           299,700

METAL PROCESSING 0.11%
---------------------------------------------------------------------------------------
China Wind Systems, Inc.                                        5,000            22,500*

NON-FERROUS METALS 0.55%
---------------------------------------------------------------------------------------
Uranium Energy Corp.                                           45,800           108,088*

OIL & GAS EXPLORATION & PRODUCTION 0.71%
---------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp.                                   6,233           139,702*

PIPELINES 2.29%
---------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                       800,000           448,855

PLATINUM 0.11%
---------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                          23,500            21,413

POWER CONVERTERS/POWER SUPPLY EQUIPMENT 2.04%
---------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co., Ltd.       190,000           399,563

See notes to portfolios of investments and notes to financial statements.

                                                                  89


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

COMMON STOCKS                                                  SHARES             VALUE

PUBLIC THOROUGHFARES 4.65%
---------------------------------------------------------------------------------------
Compania de Concessoes Rodoviarias                             36,000       $   745,323
EcoRodovias Infraestrutura e Logistica S.A.                    30,000           165,827*
                                                                            -----------
                                                                                911,150

REAL ESTATE 1.85%
---------------------------------------------------------------------------------------
LSR Group OJSC, GDR                                            28,600           212,950*
PIK Group, Sponsored GDR                                       45,000           150,361*
                                                                            -----------
                                                                                363,311

STEEL - PRODUCERS 3.28%
---------------------------------------------------------------------------------------
Mechel, Sponsored ADR                                          10,000           181,400
Novolipetsk Steel, Sponsored GDR                               10,500           268,805
Severstal OAO, Sponsored GDR                                   20,000           192,149*
                                                                            -----------
                                                                                642,354

TRANSPORT - MARINE 0.90%
---------------------------------------------------------------------------------------
China Shipping Development Co. Ltd., H shares                 140,000           176,780

TRANSPORT & STORAGE 3.73%
---------------------------------------------------------------------------------------
Westshore Terminals Income Fund                                45,000           731,718

TRANSPORTATION 5.40%
---------------------------------------------------------------------------------------
CSX Corp.                                                      10,000           496,300
J.B. Hunt Transport Services, Inc.                              9,000           294,030
Novorossiysk Sea Trade Port, Sponsored GDR                     25,000           269,234
                                                                            -----------
                                                                              1,059,564

WATER TREATMENT SYSTEMS 4.80%
---------------------------------------------------------------------------------------
Beijing Enterprises Water Group Ltd.                          240,000            74,693*
Hyflux Ltd.                                                   375,000           865,701
                                                                            -----------
                                                                                940,394

WIRELESS EQUIPMENT 1.13%
---------------------------------------------------------------------------------------
American Tower Corp., Class A                                   5,000           222,500*

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          14,849,486
---------------------------------------------------------------------------------------
  (cost $15,007,508)

See notes to portfolios of investments and notes to financial statements.

90


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

WARRANTS 0.06%                                                 SHARES             VALUE

BUILDING PRODUCTS 0.06%
---------------------------------------------------------------------------------------
Polaris Minerals Corp., Warrants (January 2011)               100,000       $    11,742*
  (cost $9,053)

PURCHASED OPTIONS 0.57%                                     CONTRACTS

EXCHANGE-TRADED FUND 0.57%
---------------------------------------------------------------------------------------
iShares MSCI Emerging Markets Index, Strike Price 37,
  Put, Expiration July 2010 (premium $49,267)                     300            33,300
iShares MSCI Emerging Markets Index, Strike Price 39,
  Put, Expiration Sep. 2010 (premium $30,200)                     100            31,500
SPDR Gold Trust, Strike Price 110, Call, Expiration July
  2010 (premium $44,500)                                           40            46,200

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         111,000
---------------------------------------------------------------------------------------
  (cost $123,967)

MASTER LIMITED PARTNERSHIPS 4.03%                               UNITS

PIPELINES 4.03%
---------------------------------------------------------------------------------------
El Paso Pipeline Partners, L.P.                                 7,500           215,025
NuStar Energy L.P.                                             10,000           573,900

---------------------------------------------------------------------------------------
TOTAL MASTER LIMITED PARTNERSHIPS                                               788,925
---------------------------------------------------------------------------------------
  (cost $693,311)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 2.65%                                  AMOUNT

METAL & MINERAL MINING 2.65%
---------------------------------------------------------------------------------------
Grupo Empresarial Ibiza S.A., 12.00%, maturity 05/03/11
  (RS) (cost $520,000)                                       $520,000           520,000@

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             16,281,153
---------------------------------------------------------------------------------------
  (cost $16,353,839)

See notes to portfolios of investments and notes to financial statements.

                                                                  91


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                                            PRINCIPAL
REPURCHASE AGREEMENT 9.95%                                   AMOUNT               VALUE

Joint Tri-Party Repurchase Agreement, Credit Suisse
  Securities USA LLC, 06/30/10, 0.01%, due 07/01/10,
  repurchase price $1,951,062, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $1,951,062)                                        $1,951,062       $ 1,951,062

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 93.01%                                                     18,232,215
---------------------------------------------------------------------------------------
  (cost $18,304,901)
Other assets and liabilities, net 6.99%                                       1,370,525
                                                                            -----------

NET ASSETS 100%                                                             $19,602,740
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

92


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS 75.79%                                            SHARES               VALUE

AGRICULTURAL CHEMICALS & FERTILIZERS 0.01%
----------------------------------------------------------------------------------------------
Spur Ventures, Inc.                                            274,867      $       77,460*

AGRICULTURAL OPERATIONS 0.32%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              46,395,364           2,020,878*+

COAL 0.63%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd.                                          22,000,000             231,343*@
Coalcorp Mining, Inc.                                        5,732,661             565,431*
Lysander Minerals Corp.                                        500,000              89,240*
Xinergy Ltd.                                                 1,335,000           3,072,425*
                                                                            --------------
                                                                                 3,958,439

COPPER 0.48%
----------------------------------------------------------------------------------------------
Augusta Resource Corp.                                         800,000           1,240,000*
Catalyst Copper Corp.                                        1,800,000             202,903*
Continental Minerals Corp.                                     681,060           1,292,322*
Los Andes Copper Ltd.                                          754,000              83,223*
Lumina Copper Corp.                                            168,600             188,468*
                                                                            --------------
                                                                                 3,006,916

DIAMOND MINING & EXPLORATION 0.06%
----------------------------------------------------------------------------------------------
Diamond Fields International Ltd.                            1,800,000             295,899*
Rockwell Diamonds, Inc., 144A                                  950,000              62,468*
                                                                            --------------
                                                                                   358,367

DIVERSIFIED MINERALS 0.10%
----------------------------------------------------------------------------------------------
Woulfe Mining Corp.                                          8,347,700             627,322*

ENERGY - ALTERNATIVE SOURCES 0.45%
----------------------------------------------------------------------------------------------
Magma Energy Corp.                                           2,250,000           2,811,047*

ENGINEERING/RESEARCH & DEVELOPMENT SERVICES 1.31%
----------------------------------------------------------------------------------------------
McDermott International, Inc.                                  380,000           8,230,800*

FINANCIAL SERVICES 0.66%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 1,274,750             431,084*
Endeavour Financial Corp.                                    1,806,500           3,733,315*
                                                                            --------------
                                                                                 4,164,399

See notes to portfolios of investments and notes to financial statements.

                                                                  93


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

GENERAL METAL & MINERAL MINING 2.61%
----------------------------------------------------------------------------------------------
Anfield Nickel Corp., 144A                                     200,000      $      582,406*
Atacama Minerals Corp.                                       1,025,000             457,353*
Baja Mining Corp.                                            1,381,050             804,331*
Calibre Mining Corp.                                           550,000              61,998*
Canada Zinc Metals Corp.                                     1,000,000             422,714*
Century Mining Corp.                                           225,911              94,435*
Lithium Americas Corp.                                         141,667             186,308*
Lithium Americas Corp. (RS)                                    425,000             530,975*@
Natasa Mining Ltd.                                           1,038,350           1,527,770*
Revett Minerals, Inc.                                        4,898,000           1,380,301*
Sable Mining Africa Ltd.                                    27,989,506           8,032,407*
Savant Explorations Ltd.                                        54,191               4,327*
Sterling Group Ventures, Inc.                                  500,000              17,750*
Terrane Metals Corp.                                         2,167,000           2,137,382*
Toledo Mining Corp. plc                                        426,200             152,814*
Verona Development Corp.                                       708,800                   0*@
                                                                            --------------
                                                                                16,393,271

GOLD & SILVER MINING 5.74%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp.                                          502,000           3,701,752*
Corona Gold Ltd.                                                50,000                   0*@
Dundee Precious Metals, Inc.                                   550,827           2,369,816*
Euromax Resources Ltd.                                         540,840              83,828*
Fortress Minerals Corp.                                        431,425              51,671*
Kinross Gold Corp.                                                   1                  17
Medoro Resources Ltd.                                        6,760,614           4,445,474*
NGEx Resources, Inc.                                         1,954,005             917,761*
Northern Dynasty Minerals Ltd.                                 400,000           2,596,402*
Olympus Pacific Minerals, Inc.                                 265,000              75,924*
Orsu Metals Corp.                                              147,605              24,958*
Planet Exploration, Inc.                                       160,000              22,921*
Randgold Resources Ltd., Sponsored ADR                         217,500          20,608,125
Rusoro Mining Ltd.                                           3,150,000             636,184*
Rusoro Mining Ltd., 144A                                       433,333              87,518*
TVI Pacific, Inc.                                            4,850,000             410,032*
                                                                            --------------
                                                                                36,032,383

GOLD MINING 5.84%
----------------------------------------------------------------------------------------------
Barrick Gold Corp.                                             400,000          18,164,000
Newmont Mining Corp.                                           300,000          18,522,000
                                                                            --------------
                                                                                36,686,000

See notes to portfolios of investments and notes to financial statements.

94


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

MACHINERY 3.39%
----------------------------------------------------------------------------------------------
Caterpillar, Inc.                                              100,000      $    6,007,000
Flowserve Corp.                                                 95,000           8,056,000
Robbins & Myers, Inc.                                          331,800           7,213,332
                                                                            --------------
                                                                                21,276,332

MEDICAL - HOSPITALS 0.13%
----------------------------------------------------------------------------------------------
African Medical Investments plc                              2,386,000             801,275*

METAL - IRON 0.19%
----------------------------------------------------------------------------------------------
Baffinland Iron Mines Corp.                                  3,350,000           1,211,545*

METAL & MINERAL MINING & EXPLORATION 0.11%
----------------------------------------------------------------------------------------------
Peregrine Metals Ltd.                                          900,000             659,434*

NATURAL RESOURCE TECHNOLOGY 0.00%
----------------------------------------------------------------------------------------------
I-Pulse, Inc. (RS)                                              15,971               7,500*@

OIL & GAS - INTEGRATED 9.87%
----------------------------------------------------------------------------------------------
Chevron Corp.                                                  370,000          25,108,200^
ConocoPhillips                                                 280,000          13,745,200*
Occidental Petroleum Corp.                                     300,000          23,145,000^
                                                                            --------------
                                                                                61,998,400

OIL & GAS DRILLING 2.82%
----------------------------------------------------------------------------------------------
ENSCO International plc, Sponsored ADR                         215,000           8,445,200
Transocean Ltd.                                                200,000           9,266,000*
                                                                            --------------
                                                                                17,711,200

OIL & GAS EQUIPMENT & SERVICES 0.95%
----------------------------------------------------------------------------------------------
Oil States International, Inc.                                 150,000           5,937,000*

OIL & GAS EXPLORATION & PRODUCTION 34.12%
----------------------------------------------------------------------------------------------
Africa Oil Corp.                                             2,050,000           2,214,551*
Alange Energy Corp.                                         26,036,000           8,560,049*
Anadarko Petroleum Corp.                                       375,000          13,533,750^
Atlas Energy, Inc.                                             430,000          11,640,100*
Bankers Petroleum Ltd.                                       1,000,000           6,594,336*
BNK Petroleum, Inc.                                          1,000,000           1,737,823*
Brigham Exploration Co.                                        400,000           6,152,000*
Canadian Natural Resources Ltd.                                690,000          22,928,700^
Cimarex Energy Co.                                             120,000           8,589,600
EOG Resources, Inc.                                            130,000          12,788,100

See notes to portfolios of investments and notes to financial statements.

                                                                  95


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

OIL & GAS EXPLORATION & PRODUCTION (CONT'D)
----------------------------------------------------------------------------------------------
Gran Tierra Energy, Inc.                                       702,500        $  3,484,400*
Green Dragon Gas Ltd.                                          193,631           1,207,705*
HRT Participacoes Em Petroleo (RS)                               7,083          10,001,196*@
Ivanhoe Energy, Inc.                                         1,000,000           1,916,303*
Niko Resources Ltd.                                             85,000           7,905,547
NiMin Energy Corp.                                           1,900,000           1,874,031*
Noble Energy, Inc.                                             200,000          12,066,000
North Peace Energy Corp.                                     3,233,400             455,601*
Pacific Rubiales Energy Corp.                                1,025,000          22,973,557*
Petroamerica Oil Corp.                                       8,010,000           2,407,778*
Petromanas Energy, Inc.                                      2,000,000             563,618*
Pioneer Natural Resources Co.                                  150,000           8,917,500
Range Energy Resources, Inc.                                15,000,000           2,536,283*+
Range Resources Corp.                                          140,000           5,621,000
Royalite Petroleum Co., Inc.                                 2,266,333               8,159*
Shamaran Petroleum Corp.                                    15,159,900           5,696,266*
SM Energy Co.                                                  210,000           8,433,600
Southwestern Energy Co.                                        365,000          14,103,600*
Ultra Petroleum Corp.                                          210,000           9,292,500*
                                                                              ------------
                                                                               214,203,653

OIL & GAS REFINING AND MARKETING 0.06%
----------------------------------------------------------------------------------------------
Value Creation, Inc. (RS)                                      336,880             397,591*@

OIL FIELD SERVICES 4.81%
----------------------------------------------------------------------------------------------
Acergy S.A., Sponsored ADR                                     450,000           6,655,500
CARBO Ceramics, Inc.                                           135,000           9,745,650*
Core Laboratories N.V.                                          45,000           6,642,450
Oceaneering International, Inc.                                160,000           7,184,000*
                                                                              ------------
                                                                                30,227,600

PLATINUM 0.52%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                        350,000             355,079*
Eastern Platinum Ltd.                                        3,150,000           2,870,227*
Ivanhoe Nickel and Platinum Ltd. (RS)                           15,000              19,821*@
Osmium Holdings S.A. (RS)                                          104                   0*@
                                                                              ------------
                                                                                 3,245,127

SUGAR/ETHANOL 0.00%
----------------------------------------------------------------------------------------------
Infinity Bio-Energy Ltd.                                       682,400                   0*@

See notes to portfolios of investments and notes to financial statements.

96


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

URANIUM 0.61%
----------------------------------------------------------------------------------------------
GoviEx Uranium, Inc. (RS)                                      750,000        $  2,062,500*@
Uranium Energy Corp.                                           429,200           1,012,912*
Uranium North Resources Corp.                                   12,500                 822*
Western Uranium Corp.                                        1,000,000             751,491*
                                                                              ------------
                                                                                 3,827,725

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            475,871,664
----------------------------------------------------------------------------------------------
  (cost $522,542,967)

EXCHANGE-TRADED FUND (ETF) 1.36%

SPDR Gold Trust                                                 70,000           8,517,600*
  (cost $8,191,959)

WARRANTS 4.81%

COAL 0.18%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd., Warrants (December 2011)                 5,500,000                   0*@
Coalcorp Mining, Inc., Warrants (February 2011)              1,228,071               5,768*
Coalcorp Mining, Inc., Warrants (August 2011)                  885,500               4,159*
Coalcorp Mining, Inc., Warrants (June 2013)                  3,803,000              71,448*
Western Coal Corp., Warrants (June 2012)                       425,000             838,382*
Xinergy Ltd., Warrants (December 2011)                         592,500             207,324*
                                                                              ------------
                                                                                 1,127,081

FINANCIAL SERVICES 0.00%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc., Warrants (July 2012)             500,000              25,833*

GENERAL METAL & MINERAL MINING 0.04%
----------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2011)                     1,055,500                   0*@
Lithium Americas Corp., Warrants (December 2049)               283,333                   0*@
Terrane Metals Corp., Warrants (June 2012)                     562,500             237,776*
                                                                              ------------
                                                                                   237,776

GOLD & SILVER MINING 3.35%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                 53,800             181,431*
Dundee Precious Metals, Inc., Warrants (November 2015)         625,000           1,315,110*
Goldcorp, Inc., Warrants (June 2011)                         1,372,941           8,576,448*
Medoro Resources Ltd., Warrants (November 2011)              1,250,000             176,131*
New Gold, Inc., Warrants (April 2012)                           88,500               2,910*

See notes to portfolios of investments and notes to financial statements.

                                                                  97


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

WARRANTS                                                        SHARES               VALUE

GOLD & SILVER MINING (CONT'd)
----------------------------------------------------------------------------------------------
New Gold, Inc., Warrants (November 2012)                       294,000        $     63,520*
New Gold, Inc., Warrants (June 2017)                           822,570           1,066,316*
Orsu Metals Corp., Warrants (March 2011)                       660,000               3,100*
Rusoro Mining Ltd., Warrants (November 2011)                   216,667                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 3,150,000              51,782*
Silver Wheaton Corp., Warrants (December 2010)                 731,240           7,796,321*
Silver Wheaton Corp., Warrants (September 2013)                227,744           1,796,900*
                                                                              ------------
                                                                                21,029,969

GOLD/MINERAL ROYALTY COMPANIES 0.06%
----------------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (June 2017)                       44,000             334,789*

MEDICAL - HOSPITALS 0.01%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)        1,162,500              43,412*@

METAL - IRON 0.03%
----------------------------------------------------------------------------------------------
Baffinland Iron Mines Corp., Warrants (December 2012)        1,425,000             200,789*

METAL & MINERAL MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------------
Peregrine Metals Ltd., Warrants (September 2011)               450,000              29,590*

NATURAL RESOURCE TECHNOLOGY 0.00%
----------------------------------------------------------------------------------------------
I-Pulse, Inc., Warrants (December 2010) (RS)                    15,971                   0*@

OIL & GAS DRILLING 0.01%
----------------------------------------------------------------------------------------------
Vantage Drilling Co., Warrants (May 2011)                    2,461,400              49,228*

OIL & GAS EXPLORATION & PRODUCTION 1.13%
----------------------------------------------------------------------------------------------
Africa Oil Corp., Warrants (April 2012)                      2,050,000                   0*@
Coastal Energy Co., Warrants (July 2010)                       250,000              55,779*@
Foothills Resources, Inc., Warrants (September 2011)           633,334                   0*@
Gran Tierra Energy, Inc., Warrants (June 2012)               1,550,000           6,060,500*@
HRT Participacoes Em Petroleo, Warrants (November 2013)
  (RS)                                                           3,543                   0*@
Petroamerica Oil Corp., Warrants (October 2014)              8,000,000             976,939*
Range Energy Resources, Inc., Warrants (October 2011)       15,000,000                   0*@
                                                                              ------------
                                                                                 7,093,218

URANIUM 0.00%
----------------------------------------------------------------------------------------------
Denison Mines Corp., Warrants (March 2011)                     231,050              24,417*

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  30,196,102
----------------------------------------------------------------------------------------------
  (cost $30,698,145)

See notes to portfolios of investments and notes to financial statements.

98


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

PURCHASED OPTIONS 0.55%                                      CONTRACTS               VALUE

COPPER 0.20%
----------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 60,
  Put, Expiration Nov. 2010 (premium $1,188,175)                 1,500        $  1,267,500

EXCHANGE-TRADED FUND 0.35%
----------------------------------------------------------------------------------------------
SPDR Metals & Mining ETF, Strike Price 48, Put,
  Expiration Sep. 2010 (premium $948,825)                        2,000           1,110,000
SPDR Oil & Gas Exploration & Production ETF, Strike
  Price 43, Put, Expiration Sep. 2010 (premium
  $740,280)                                                      2,000           1,080,000
                                                                              ------------
                                                                                 2,190,000

OIL & GAS EXPLORATION & PRODUCTION 0.00%
----------------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Strike Price 20, Put,
  Expiration July 2010 (premium $531,912)                        3,475              17,954

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          3,475,454
----------------------------------------------------------------------------------------------
  (cost $3,409,192)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 0.78%                                  AMOUNT

METAL & MINERAL MINING 0.78%
----------------------------------------------------------------------------------------------
Grupo Empresarial Ibiza S.A., 12.00%, maturity 05/03/11
  (RS)                                                     $ 4,900,000           4,900,000@
  (cost $4,900,000)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               522,960,820
----------------------------------------------------------------------------------------------
  (cost $569,742,263)

REPURCHASE AGREEMENT 10.62%

Joint Tri-Party Repurchase Agreement, Credit Suisse
  Securities USA LLC, 06/30/10, 0.01%, due 07/01/10,
  repurchase price $66,667,007, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $66,666,988)                                        66,666,988          66,666,988

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 93.91%                                                       589,627,808
----------------------------------------------------------------------------------------------
  (cost $636,409,251)
Other assets and liabilities, net 6.09%                                         38,239,818
                                                                              ------------

NET ASSETS 100%                                                               $627,867,626
                                                                              ------------

See notes to portfolios of investments and notes to financial statements.

                                                                  99


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

                                                          SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL                VALUE

----------------------------------------------------------------------------------------------
Anadarko Petroleum Corp., Strike Price 50, Expiration
  Aug. 2010                                                    100,000        $     84,000
Canadian Natural Resources Ltd., Strike Price 39,
  Expiration Sep. 2010                                         100,000              60,000
Chevron Corp., Strike Price 80, Expiration Sep. 2010           125,000              42,500
Occidental Petroleum Corp., Strike Price 90, Expiration
  Aug. 2010                                                     50,000              31,000

----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                    $    217,500
----------------------------------------------------------------------------------------------
  (premiums received $663,299) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

100


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS 81.18%                                            SHARES               VALUE

AGRICULTURAL OPERATIONS 0.20%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              28,716,944        $  1,250,845*+

DIAMOND MINING & EXPLORATION 1.06%
----------------------------------------------------------------------------------------------
Diagem, Inc.                                                   406,350                   0*@
Diamond Fields International Ltd.                              448,600              73,745*
Diamonds North Resources Ltd.                                2,804,200             493,906*
Lucara Diamond Corp.                                         1,450,000           1,116,904*
Olivut Resources Ltd.                                          675,000             399,464*
Petra Diamonds Ltd.                                          4,000,000           4,265,989*
Rockwell Diamonds, Inc.                                      1,000,000              65,756*
Rockwell Diamonds, Inc., 144A                                2,575,000             169,320*
                                                                              ------------
                                                                                 6,585,084

FINANCIAL SERVICES 1.68%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 2,386,000             806,876*
Endeavour Financial Corp.                                    2,642,900           5,461,820*
GMP Capital, Inc.                                              480,000           4,197,830
Invictus Financial, Inc.                                     1,027,000               7,048*
                                                                              ------------
                                                                                10,473,574

GOLD/MINERAL EXPLORATION & DEVELOPMENT 28.64%
----------------------------------------------------------------------------------------------
African Gold Group, Inc.                                     1,500,000             380,442*
Aldridge Minerals, Inc.                                      1,300,000             940,303*
Amarc Resources Ltd.                                           695,545             274,415*
Ampella Mining Ltd.                                            600,000             762,412*
Andean Resources Ltd.                                        5,962,856          16,900,117*
Atikwa Resources, Inc.                                       3,062,333             172,599*
AuEx Ventures, Inc.                                          1,000,000           3,240,806*
Azumah Resources Ltd.                                        3,750,000           1,269,960*
Brazauro Resources Corp.                                     3,350,000           4,374,149*
Canaco Resources, Inc.                                         650,000             580,057*
Candente Gold Corp.                                          5,310,000           3,292,095*+
Canyon Resources Ltd.                                          250,000              63,094*
Carnavale Resources Ltd.                                     3,500,000           1,114,369*
Chesapeake Gold Corp.                                        1,607,100          11,850,768*
Continental Minerals Corp.                                     535,000           1,015,171*
Continental Precious Minerals, Inc.                            267,000             106,594*
Corona Gold Ltd.                                               812,500                   0*@
Crystallex International Corp.                               2,150,000             860,000*
Eastmain Resources, Inc.                                       675,000             811,611*
Elissa Resources Ltd. (RS)                                      36,250                   0*@
Entree Gold, Inc.                                              750,000           1,409,046*
Erdene Resource Development Corp.                              725,000             204,312*
Extorre Gold Mines Ltd.                                      1,013,300           2,547,180*

See notes to portfolios of investments and notes to financial statements.

                                                                 101


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
First Point Minerals Corp.                                   2,423,000        $  1,183,561*
Fortress Minerals Corp.                                      2,400,000             287,445*
Gold Summit Corp.                                               10,000                 845*
Golden Alliance Resources Corp.                                100,000              69,513*
Golden Arrow Resources Corp.                                 1,000,000             319,384*
Golden Odyssey Mining, Inc.                                  2,656,500             237,065*
Golden Predator Corp.                                        2,000,000           1,014,513*
Grandview Gold, Inc.                                         1,100,000              61,998*
Grayd Resource Corp.                                         2,240,000           1,620,215*
Greenock Resources, Inc.                                       126,200              10,669*
Greystar Resources Ltd.                                      3,000,000          13,611,385*
Guyana Goldfields, Inc.                                      1,000,000           6,509,793*
Hainan Mining Corp. plc (RS)                                 2,018,700             747,827*+@
Helio Resource Corp.                                           502,000             176,835*
Inca Pacific Resources, Inc.                                   337,000              56,982*
Kilo Goldmines Ltd.                                          1,100,000             258,325*
Kings Minerals NL                                           17,691,517           1,136,286*
Klondex Mines Ltd.                                           2,600,000           3,858,908*+
Kria Resources, Inc.                                           268,925              23,999*
Leyshon Resources Ltd.                                       2,000,000             363,890*
MAG Silver Corp.                                               515,000           3,178,385*
Malbex Resources, Inc.                                       1,808,333             679,473*
Mindoro Resources Ltd.                                       2,984,000             504,551*
Mirasol Resources Ltd.                                         735,000           1,139,214*
Moss Lake Gold Mines Ltd.                                    3,182,000             575,393*+
Nautilus Minerals, Inc.                                        175,000             244,939*
New Pacific Metals Corp.                                       657,700             475,721*
NGEx Resources, Inc.                                         3,006,700           1,412,193*
Northern Dynasty Minerals Ltd.                                 500,000           3,245,503*
Orsu Metals Corp.                                            2,100,800             355,215*
Pacific North West Capital Corp.                             1,291,666             163,802*
Pacific Rim Mining Corp.                                     5,400,713             981,206*
Pelangio Exploration, Inc.                                   1,500,000             288,854*
Perseus Mining Ltd.                                          1,500,000           2,881,332*
Planet Exploration, Inc.                                     1,020,500             146,190*
PMI Gold Corp.                                               8,525,000           1,441,454*
Premier Gold Mines Ltd.                                      1,050,000           4,971,115*
Q2 Gold Resources, Inc. (RS)                                   201,333                   0*@
Queenston Mining, Inc.                                         400,000           1,439,106*
Radius Gold, Inc.                                            1,625,000             499,918*
Rainy River Resources Ltd.                                     926,200           5,690,055*
Reunion Gold Corp.                                           2,000,000             375,746*
Rochester Resources Ltd.                                     7,730,000             943,967*+
Romarco Minerals, Inc.                                      20,695,706          34,410,220*
Rubicon Minerals Corp.                                       3,900,000          13,408,483*
Rye Patch Gold Corp.                                         3,800,000             588,981*

See notes to portfolios of investments and notes to financial statements.

102


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
San Anton Resource Corp.                                     1,303,200        $    208,111*
Shield Mining Ltd.                                           1,000,000             168,250*
Solitario Exploration & Royalty Corp.                          944,522           2,124,964*
St Andrew Goldfields Ltd.                                      877,549           1,088,126*
Strikepoint Gold, Inc.                                         950,000             339,110*
Strongbow Exploration, Inc.                                    880,500              66,169*
Temex Resources Corp.                                          978,268             257,306*
Terrane Metals Corp.                                         1,601,000           1,579,118*
Timberline Resources Corp.                                     321,571             296,031*
Valley High Ventures Ltd.                                    1,125,000             401,578*
Verena Minerals Corp.                                          930,500             332,150*
Verona Development Corp.                                        48,500                   0*@
VG Gold Corp.                                                4,806,501           1,354,516*
Victoria Gold Corp.                                          1,000,000             619,980*
Virginia Mines, Inc.                                           675,000           4,514,584*
Wesdome Gold Mines Ltd.                                        461,700           1,019,205
                                                                              ------------
                                                                               178,129,152

INTERMEDIATE & JUNIOR GOLD PRODUCERS 16.10%
----------------------------------------------------------------------------------------------
Argonaut Gold Ltd.                                             500,000           1,244,657*
Aurizon Mines Ltd.                                             287,500           1,420,250*
Avion Gold Corp.                                             3,900,000           1,813,442*
Centamin Egypt Ltd.                                          7,400,000          18,003,851*
Centamin Egypt Ltd., 144A                                    3,000,000           7,298,859*
Centerra Gold, Inc.                                            500,000           5,504,673*
Century Mining Corp.                                         2,634,809           1,101,395*
Claude Resources, Inc.                                       2,080,700           2,228,170*
DRDGOLD Ltd., Sponsored ADR                                    100,000             435,000*
Dundee Precious Metals, Inc.                                 1,919,920           8,260,048*
Gran Colombia Gold S.A. (RS)                                12,300,000           2,888,545*+@
Great Basin Gold Ltd.                                        1,750,000           2,975,436*
Kingsgate Consolidated Ltd.                                    500,000           3,963,015
Lake Shore Gold Corp.                                        3,088,000           9,282,420*
Medoro Resources Ltd.                                       22,287,557          14,655,291*+
New Gold, Inc.                                                 100,000             620,920*
Olympus Pacific Minerals, Inc.                               5,520,000           1,581,513*
Pan African Resources plc                                   15,620,000           1,562,491*
Rusoro Mining Ltd.                                           6,105,000           1,232,986*
Rusoro Mining Ltd., 144A                                     1,120,000             226,199*
San Gold Corp.                                               2,850,000          12,181,203*
SEMAFO, Inc.                                                   223,000           1,686,299*
                                                                              ------------
                                                                               100,166,663

MEDICAL - HOSPITALS 0.24%
----------------------------------------------------------------------------------------------
African Medical Investments plc                              4,489,000           1,507,511*

See notes to portfolios of investments and notes to financial statements.

                                                                 103


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

METAL & MINERAL MINING & EXPLORATION 2.74%
----------------------------------------------------------------------------------------------
Augusta Resource Corp.                                         600,000        $    930,000*
Baja Mining Corp.                                              685,450             399,210*
Breakwater Resources Ltd.                                       45,000             104,410*
Calibre Mining Corp.                                           900,000             101,451*
Candente Copper Corp.                                          300,000             101,451*
Catalyst Copper Corp.                                        1,564,000             176,300*
Dia Bras Exploration, Inc.                                   1,404,000             250,585*
Farallon Mining Ltd.                                           700,000             230,144*
Imperial Metals Corp.                                          176,500           2,649,448*
Linear Metals Corp.                                          1,004,410             122,656*
Mines Management, Inc.                                         825,400           1,481,479*
Natasa Mining Ltd.                                           1,306,449           1,922,235*
North American Tungsten Corp.                                1,282,000             180,640*
Odyssey Resources Ltd.                                         414,900              67,231*
Prophecy Resource Corp.                                        133,400              60,776*
Revett Minerals, Inc.                                        3,200,500             901,930*
Roca Mines, Inc.                                             1,000,000             291,203*
Sable Mining Africa Ltd.                                    18,621,041           5,343,852*
Toledo Mining Corp. plc                                        432,900             155,217*
TVI Pacific, Inc.                                           15,361,428           1,298,698*
Uranium North Resources Corp.                                  517,035              33,998*
Wallbridge Mining Co., Ltd.                                  1,541,000             238,847*
                                                                              ------------
                                                                                17,041,761

MINING SERVICES 0.56%
----------------------------------------------------------------------------------------------
Energold Drilling Corp.                                        700,000           1,341,412*
Major Drilling Group International, Inc.                       105,000           2,139,355
                                                                              ------------
                                                                                 3,480,767

OIL & GAS EXPLORATION & PRODUCTION 2.61%
----------------------------------------------------------------------------------------------
Alange Energy Corp.                                          2,000,000             657,555*
Atlas Energy, Inc.                                             300,000           8,121,000*
Big Sky Energy Corp.                                         2,000,000                   0*@
Pacific Rubiales Energy Corp.                                  330,000           7,396,365*
                                                                              ------------
                                                                                16,174,920

PLATINUM 1.40%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                      3,150,000           3,234,433*
Eastern Platinum Ltd.                                        4,427,000           4,033,808*
Ivanhoe Nickel and Platinum Ltd. (RS)                          135,000             178,389*@
Osmium Holdings S.A. (RS)                                          891                   0*@
Platinum Group Metals Ltd.                                     750,000           1,275,187*
                                                                              ------------
                                                                                 8,721,817

See notes to portfolios of investments and notes to financial statements.

104


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

COMMON STOCKS                                                   SHARES               VALUE

PRECIOUS METALS 0.50%
----------------------------------------------------------------------------------------------
North American Palladium Ltd.                                1,000,000        $  3,110,000*

SENIOR GOLD PRODUCERS 22.02%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        330,000          20,057,400
Barrick Gold Corp.                                             175,000           7,946,750*
IAMGOLD Corp.                                                  235,000           4,154,800
Kinross Gold Corp.                                             170,500           2,914,298
Lihir Gold Ltd., Sponsored ADR                                 110,000           3,958,900
Newmont Mining Corp.                                           139,000           8,581,860*
Randgold Resources Ltd., Sponsored ADR                         625,000          59,218,750*
Red Back Mining, Inc.                                          507,500          12,828,731*
Red Back Mining, Inc. 144A                                     685,000          17,315,626*
                                                                              ------------
                                                                               136,977,115

SILVER MINING 3.41%
----------------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.                                      307,000           4,844,460*
ECU Silver Mining, Inc.                                      1,000,000             582,406*
Fortuna Silver Mines, Inc.                                   1,250,000           2,454,088*
Polymetal, Sponsored GDR                                       224,000           2,780,937*
Scorpio Mining Corp.                                         1,217,000             765,948*
Silvercorp Metals, Inc.                                      1,488,500           9,787,704
                                                                              ------------
                                                                                21,215,543

WIRELESS EQUIPMENT 0.02%
----------------------------------------------------------------------------------------------
Active Control Technology, Inc.                              4,575,000             150,416*

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            504,985,168
----------------------------------------------------------------------------------------------
  (cost $445,166,602)

EXCHANGE-TRADED FUNDS (ETF) 3.46%

ETFS Platinum Trust                                              8,400           1,281,630*
SPDR Gold Trust                                                126,000          15,331,680*
Sprott Physical Gold Trust                                     417,000           4,895,580*

----------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     21,508,890
----------------------------------------------------------------------------------------------
  (cost $20,087,359)

See notes to portfolios of investments and notes to financial statements.

                                                                 105

WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

WARRANTS 8.63%                                                  SHARES               VALUE

FINANCIAL SERVICES 0.14%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp., Warrants (February 2014)          1,110,000        $    855,009*

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.26%
----------------------------------------------------------------------------------------------
Candente Gold Corp., Warrants (December 2011)                2,437,500             137,382*@
Carnavale Resources Ltd., Warrants (February 2013)           3,500,000             485,822*
Chesapeake Gold Corp., Warrants (February 2012)                189,199             638,039*
Crystallex International Corp., Warrants (December
  2049)                                                        162,500                   0*@
Fortress Minerals Corp., Warrants (December 2010)            1,400,000                   0*@
Golden Alliance Resources Corp., Warrants (October
  2010))                                                       100,000              31,938*@
Golden Arrow Resources Corp., Warrants (October 2010)        1,000,000                   0*@
Hainan Mining Corp. plc, Warrants (May 2011) (RS)              313,700              34,676*@
Hainan Mining Corp. plc, Warrants (August 2011) (RS)         1,705,000             188,467*@
Malbex Resources, Inc., Warrants (April 2011)                  666,666                   0*@
Orsu Metals Corp., Warrants (March 2011)                     4,112,000              19,313*
Orsu Metals Corp., Warrants (April 2012)                       900,000                   0*@
Rochester Resources Ltd., Warrants (November 2011)           6,630,000                   0*@
Rye Patch Gold Corp., Warrants (December 2011)               1,800,000                   0*@
Terrane Metals Corp., Warrants (June 2012)                     219,000              92,574*
Timberline Resources Corp., Warrants (August 2011)             428,571                   0*@
                                                                              ------------
                                                                                 1,628,211

GOLD/MINERAL ROYALTY COMPANIES 0.18%
----------------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      73,600             387,168*
Franco-Nevada Corp., Warrants (June 2017)                       94,700             720,558*
Gold Wheaton Gold Corp., Warrants (July 2013)                  126,200              23,117*
                                                                              ------------
                                                                                 1,130,843

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.87%
----------------------------------------------------------------------------------------------
Argonaut Gold Ltd., Warrants (December 2012)                   250,000             102,743*
Avion Gold Corp., Warrants (May 2011)                        1,950,000                   0*@
Dundee Precious Metals, Inc., Warrants (November 2015)       1,125,000           2,367,197*
Lake Shore Gold Corp., Warrants (December 2010)                 73,000             130,290*@
Medoro Resources Ltd., Warrants (November 2011)              5,000,000             704,523*
New Gold, Inc., Warrants (April 2012)                        2,495,100              82,033*
New Gold, Inc., Warrants (November 2012)                       326,000              70,434*
New Gold, Inc., Warrants (June 2017)                         1,452,430           1,882,818*
Rusoro Mining Ltd., Warrants (November 2011)                   600,000                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 6,330,750             104,070*
                                                                              ------------
                                                                                 5,444,108

MEDICAL - HOSPITALS 0.01%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)        2,125,000              79,356*@

See notes to portfolios of investments and notes to financial statements.

106


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

WARRANTS                                                        SHARES               VALUE

METAL & MINERAL MINING & EXPLORATION 0.04%
----------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2011)                       527,750        $          0*@
Coalcorp Mining, Inc., Warrants (February 2011)                113,214                 532*
Denison Mines Corp., Warrants (March 2011)                     206,295              21,801*
Mines Management, Inc., Warrants (April 2012)                  795,800             236,750*
                                                                              ------------
                                                                                   259,083

SENIOR GOLD PRODUCERS 5.02%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)              141,650           3,420,847*
Goldcorp, Inc., Warrants (June 2011)                         3,684,302          23,014,991*
Kinross Gold Corp., Warrants (September 2011)                1,615,000           2,184,585*
Kinross Gold Corp., Warrants (September 2013)                  947,571           2,590,232*
                                                                              ------------
                                                                                31,210,655

SILVER MINING 2.10%
----------------------------------------------------------------------------------------------
Hecla Mining Co., Warrants (August 2014)                       315,250             857,480*@
Silver Wheaton Corp., Warrants (December 2010)                 838,820           8,943,316*
Silver Wheaton Corp., Warrants (September 2013)                411,995           3,250,641*
                                                                              ------------
                                                                                13,051,437

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  53,658,702
----------------------------------------------------------------------------------------------
  (cost $60,575,853)

SPECIAL WARRANTS 0.00%

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.00%
----------------------------------------------------------------------------------------------
Miocene Metals Ltd., Special Warrants (October 2011)
  (RS)                                                         256,833                   0*@
Western Exploration & Development Ltd., Special
  Warrants (December 2049) (RS)                                600,000                   0*@

----------------------------------------------------------------------------------------------
TOTAL SPECIAL WARRANTS                                                                   0
----------------------------------------------------------------------------------------------
  (cost $300,000)

RIGHTS 0.01%

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.02%
----------------------------------------------------------------------------------------------
San Anton Resource Corp. (cost $0)                           1,303,200              94,874

See notes to portfolios of investments and notes to financial statements.

                                                                 107


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                           June 30, 2010

PURCHASED OPTIONS 0.03%                                      CONTRACTS               VALUE


EXCHANGE-TRADED FUND 0.03%
----------------------------------------------------------------------------------------------
Market Vector Junior Gold, Strike Price 25, Put,
  Expiration July 2010 (premium $145,275)                        1,000        $     20,000
Market Vector Junior Gold, Strike Price 27, Put,
  Expiration Aug. 2010 (premium $228,610)                        1,000             150,000
                                                                              ------------
                                                                                   170,000

OIL & GAS EXPLORATION & PRODUCTION 0.00%
----------------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Strike Price 20, Put,
  Expiration July 2010 (premium $318,998)                        2,085              10,772

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                            180,772
----------------------------------------------------------------------------------------------
  (cost $692,883)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               580,428,406
----------------------------------------------------------------------------------------------
  (cost $526,822,697)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 6.35%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 06/30/10, 0.01%, due
  07/01/10, repurchase price $39,471,116,
  collateralized by U.S. Treasury securities held in a
  joint tri-party account (cost $39,471,105)               $39,471,105          39,471,105

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.66%                                                       619,899,511
----------------------------------------------------------------------------------------------
  (cost $566,293,802)
Other assets and liabilities, net 0.34%                                          2,134,865
                                                                              ------------

NET ASSETS 100%                                                               $622,034,376
                                                                              ------------

See notes to portfolios of investments and notes to financial statements.

108


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS 76.35%                                            SHARES             VALUE

DIAMOND MINING & EXPLORATION 0.45%
----------------------------------------------------------------------------------------
Petra Diamonds Ltd.                                          1,000,000       $ 1,066,497*

FINANCIAL SERVICES 1.89%
----------------------------------------------------------------------------------------
Aberdeen International, Inc.                                    52,250            17,669*
Endeavour Financial Corp.                                    1,664,700         3,440,270*
GMP Capital, Inc.                                              112,000           979,494
                                                                             -----------
                                                                               4,437,433

GOLD MINING 63.99%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        230,000        13,979,400
Aurizon Mines Ltd.                                             212,500         1,049,750*
Barrick Gold Corp.                                             375,000        17,028,750
Centamin Egypt Ltd.                                          3,500,000         8,515,335*
Centamin Egypt Ltd., 144A                                    2,000,000         4,865,906*
Centerra Gold, Inc.                                            250,000         2,752,337*
Century Mining Corp.                                           509,512           212,985*
Claude Resources, Inc.                                       3,250,000         3,480,344*
DRDGOLD Ltd., Sponsored ADR                                    500,000         2,175,000
Dundee Precious Metals, Inc.                                 1,771,070         7,619,652*
Eldorado Gold Corp.                                            250,000         4,490,000
Gran Colombia Gold S.A. (RS)                                 4,100,000           962,848*@
Harmony Gold Mining Co., Ltd., Sponsored ADR                   200,000         2,114,000
IAMGOLD Corp.                                                  165,000         2,917,200
Jaguar Mining, Inc.                                            100,000           887,699*
Kingsgate Consolidated Ltd.                                    350,000         2,774,111
Kinross Gold Corp.                                             200,000         3,418,000
Kirkland Lake Gold, Inc.                                       250,000         1,991,452*
Lake Shore Gold Corp.                                          375,000         1,127,237*
Lihir Gold Ltd., Sponsored ADR                                  82,000         2,951,180
Medoro Resources Ltd.                                        2,630,000         1,729,369*
New Gold, Inc.                                                 200,000         1,241,839*
Newmont Mining Corp.                                           208,000        12,841,920
Pan African Resources plc                                   10,570,000         1,057,332*
Randgold Resources Ltd., Sponsored ADR                         246,000        23,308,500
Red Back Mining, Inc.                                          310,500         7,848,908*
Red Back Mining, Inc., 144A                                    215,000         5,434,831*
Richmont Mines, Inc.                                           600,000         2,652,000*
Rusoro Mining Ltd.                                             930,000           187,826*
San Gold Corp.                                               1,425,000         6,090,601*
SEMAFO, Inc.                                                   277,000         2,094,641*
Troy Resources NL                                              284,850           584,831
                                                                             -----------
                                                                             150,385,784

See notes to portfolios of investments and notes to financial statements.

                                                                 109


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS                                                   SHARES             VALUE

GOLD/MINERAL ROYALTY COMPANIES 1.30%
----------------------------------------------------------------------------------------
Franco-Nevada Corp.                                            100,000       $ 3,043,540

MEDICAL - HOSPITALS 0.27%
----------------------------------------------------------------------------------------
African Medical Investments plc                              1,910,000           641,423*

MINING SERVICES 0.52%
----------------------------------------------------------------------------------------
Major Drilling Group International, Inc.                        60,000         1,222,488

OIL & GAS EXPLORATION & PRODUCTION 0.71%
----------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                                 50,000         1,661,500^

PLATINUM 0.87%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        2,255,000         2,054,718*

PRECIOUS METALS 0.46%
----------------------------------------------------------------------------------------
North American Palladium Ltd.                                  350,000         1,088,500*

SILVER MINING 5.89%
----------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.                                      202,500         3,195,450*
First Majestic Silver Corp.                                    500,000         2,010,239*
Fortuna Silver Mines, Inc.                                   1,000,000         1,963,271*
Polymetal, Sponsored GDR                                       144,000         1,787,745*
Silvercorp Metals, Inc.                                        744,000         4,892,208
                                                                             -----------
                                                                              13,848,913

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          179,450,796
----------------------------------------------------------------------------------------
  (cost $143,449,293)

EXCHANGE-TRADED FUNDS (ETF) 5.21%

ETFS Platinum Trust                                              5,600           854,420*
SPDR Gold Trust                                                 74,000         9,004,320*
Sprott Physical Gold Trust                                     203,000         2,383,220*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                   12,241,960
----------------------------------------------------------------------------------------
  (cost $11,698,574)

See notes to portfolios of investments and notes to financial statements.

110


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

WARRANTS 9.99%                                                  SHARES             VALUE

FINANCIAL SERVICES 0.13%
----------------------------------------------------------------------------------------
Endeavour Financial Corp., Warrants (February 2014)            407,000       $   313,504*

GOLD MINING 6.39%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)               93,350         2,254,403*
Crystallex International Corp., Warrants (December 2049)        62,500                 0*@
Dundee Precious Metals, Inc., Warrants (June 2012)              27,000             2,536*
Dundee Precious Metals, Inc., Warrants (November 2015)       1,107,800         2,331,006*
Goldcorp, Inc., Warrants (June 2011)                         1,000,584         6,250,419*
Kinross Gold Corp., Warrants (September 2011)                1,001,000         1,354,037*
Kinross Gold Corp., Warrants (September 2013)                  773,734         2,115,040*
Medoro Resources Ltd., Warrants (November 2011)                100,000            14,090*
New Gold, Inc., Warrants (April 2012)                        3,078,400           101,211*
New Gold, Inc., Warrants (November 2012)                     1,082,500           233,878*
New Gold, Inc., Warrants (June 2017)                           251,800           326,414*
Rusoro Mining Ltd., Warrants (November 2012)                 1,568,750            25,788*
                                                                             -----------
                                                                              15,008,822

GOLD/MINERAL ROYALTY COMPANIES 0.36%
----------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      92,700           487,643*
Franco-Nevada Corp., Warrants (June 2017)                       44,700           340,115*
Gold Wheaton Gold Corp., Warrants (July 2013)                  125,000            22,897*
                                                                             -----------
                                                                                 850,655

MEDICAL - HOSPITALS 0.01%
----------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)          912,500            34,076*@

METAL & MINERAL MINING 0.01%
----------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)                   44,000            13,090*

SILVER MINING 3.09%
----------------------------------------------------------------------------------------
Hecla Mining Co., Warrants (August 2014)                       169,750           461,720*@
Silver Wheaton Corp., Warrants (December 2010)                 232,840         2,482,489*
Silver Wheaton Corp., Warrants (September 2013)                546,006         4,307,988*
                                                                             -----------
                                                                               7,252,197

----------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                23,472,344
----------------------------------------------------------------------------------------
  (cost $19,212,039)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             215,165,100
----------------------------------------------------------------------------------------
  (cost $174,359,906)

See notes to portfolios of investments and notes to financial statements.

                                                                 111


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

                                                            PRINCIPAL
REPURCHASE AGREEMENT 6.21%                                    AMOUNT               VALUE

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 06/30/10, 0.01%, due
  07/01/10, repurchase price $14,594,290, collateralized
  by U.S. Treasury securities held in a joint tri-party
  account (cost $14,594,286)                               $14,594,286       $14,594,286

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.76%                                                     229,759,386
----------------------------------------------------------------------------------------
  (cost $188,954,192)
Other assets and liabilities, net 2.24%                                        5,257,542
                                                                            ------------

NET ASSETS 100%                                                             $235,016,928
                                                                            ------------

                                                          SHARES SUBJECT
CALL OPTIONS WRITTEN                                         TO CALL               VALUE

----------------------------------------------------------------------------------------
Canadian Natural Resources Ltd., Strike Price 39,
  Expiration Sep. 2010                                          10,000       $     6,000
  (premiums received $15,950) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

112


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2010

COMMON STOCKS 87.65%                                            SHARES                VALUE

AIRPORT DEVELOPMENT 0.47%
-------------------------------------------------------------------------------------------
TAV Havalimanlari Holding A.S.                                 500,000       $    1,764,240*

APPLIANCES 1.69%
-------------------------------------------------------------------------------------------
Arcelik                                                      1,500,000            6,269,094

AUTO MANUFACTURERS 1.90%
-------------------------------------------------------------------------------------------
Tofas Turk Otomobil Fabrikasi A.S.                           2,100,000            7,065,197

BUILDING PRODUCTS 0.65%
-------------------------------------------------------------------------------------------
Akcansa Cimento A.S.                                           600,000            2,414,614

CELLULAR TELECOMMUNICATIONS 2.33%
-------------------------------------------------------------------------------------------
Mobile TeleSystems, Sponsored ADR                              452,500            8,669,900

COMMERCIAL BANKS - NON US 27.13%
-------------------------------------------------------------------------------------------
Albaraka Turk Katilim Bankasi A.S.                           1,500,000            2,757,338
Bank Pekao S.A.                                                120,000            5,466,731
National Bank of Greece S.A., Sponsored ADR                  1,000,000            2,170,000
OTP Bank Nyrt. plc                                             300,000            6,038,198*
Powszechna Kasa Oszczednosci Bank Polski S.A.                  175,000            1,864,475
Sberbank RF                                                 16,607,095           39,937,307@
Turkiye Garanti Bankasi A.S.                                 4,300,082           17,814,316
Turkiye Halk Bankasi A.S.                                      650,000            4,787,587
Turkiye Is Bankasi, Class C                                  2,711,185            8,393,524
Turkiye Sinai Kalkinma Bankasi A.S.                          2,000,000            2,217,150
VTB Bank OJSC, Sponsored GDR                                 2,000,000            9,459,936
                                                                             --------------
                                                                                100,906,562

DIVERSIFIED METALS & MINING 1.39%
-------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, Sponsored ADR                          300,000            4,291,392*
Lysander Minerals Corp.                                        500,000               89,239
Orsu Metals Corp.                                            4,719,740              798,040*
                                                                             --------------
                                                                                  5,178,671

DIVERSIFIED OPERATIONS 1.08%
-------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.                               1,001,729            4,007,769

ELECTRIC - INTEGRATED 1.61%
-------------------------------------------------------------------------------------------
Polska Grupa Energetyczna S.A.                                 975,000            6,004,163

See notes to portfolios of investments and notes to financial statements.

                                                                     113


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2010

COMMON STOCKS                                                   SHARES                VALUE

ELECTRIC UTILITY 0.96%
-------------------------------------------------------------------------------------------
CEZ A.S.                                                        86,471       $    3,550,906

FOOD - MEAT PRODUCTS 0.58%
-------------------------------------------------------------------------------------------
Cherkizovo Group, Sponsored GDR                                150,000            2,139,790*

GOLD MINING 1.37%
-------------------------------------------------------------------------------------------
Centerra Gold, Inc.                                            250,000            2,752,337*
Dundee Precious Metals, Inc.                                   543,552            2,338,517*
                                                                             --------------
                                                                                  5,090,854

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.97%
-------------------------------------------------------------------------------------------
Eldorado Gold Corp.                                            200,000            3,592,000

INVESTMENT COMPANIES 0.11%
-------------------------------------------------------------------------------------------
Vostok Nafta Investment Ltd.                                   130,000              400,461*

MEDICAL - DRUGS 2.71%
-------------------------------------------------------------------------------------------
Pharmstandard, Sponsored GDR                                   300,000            6,544,375*
Richter Gedeon Nyrt.                                            20,000            3,536,638
                                                                             --------------
                                                                                 10,081,013

METAL PROCESSING & FABRICATION 0.29%
-------------------------------------------------------------------------------------------
VSMPO-AVISMA Corp.                                              11,434            1,074,225@

OIL - FIELD SERVICES 0.70%
-------------------------------------------------------------------------------------------
Eurasia Drilling Co. Ltd., Sponsored GDR                       135,000            2,597,715

OIL & GAS - INTEGRATED 13.11%
-------------------------------------------------------------------------------------------
Gazprom OAO, Sponsored ADR                                     593,901           11,171,278
Lukoil OAO, Sponsored ADR                                      236,810           12,180,317
MOL Hungarian Oil & Gas Nyrt.                                   25,000            2,063,323
Rosneft Oil Co. OJSC, Sponsored GDR                          2,617,309           15,931,665
Tatneft, Sponsored ADR                                          35,000              978,353
TNK-BP Holding                                               3,126,500            6,434,790
                                                                             --------------
                                                                                 48,759,726

OIL & GAS EXPLORATION & PRODUCTION 5.96%
-------------------------------------------------------------------------------------------
Alliance Oil Co. Ltd.                                          300,000            3,315,043*
BNK Petroleum, Inc.                                            500,000              868,911*
NovaTek OAO, Sponsored GDR                                     253,477           17,981,723
                                                                             --------------
                                                                                 22,165,677

See notes to portfolios of investments and notes to financial statements.

114


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2010

COMMON STOCKS                                                   SHARES                VALUE

REAL ESTATE 1.59%
-------------------------------------------------------------------------------------------
Globe Trade Centre S.A.                                        300,000       $    2,041,894*
LSR Group OJSC, GDR                                            477,100            3,552,393*
PIK Group, Sponsored GDR                                       100,000              334,136*
                                                                             --------------
                                                                                  5,928,423

RETAIL 5.11%
-------------------------------------------------------------------------------------------
Eurocash S.A.                                                  500,000            3,183,573
Magnit OAO, Sponsored GDR                                      400,000            6,846,737
X5 Retail Group N.V., Sponsored GDR                            270,000            8,970,782*
                                                                             --------------
                                                                                 19,001,092

RETAIL - FOOD 0.74%
-------------------------------------------------------------------------------------------
BIM Birlesik Magazalar A.S.                                    100,000            2,762,923

SILVER MINING 1.25%
-------------------------------------------------------------------------------------------
Polymetal, Sponsored GDR                                       375,000            4,655,587*

STEEL - PRODUCERS 8.69%
-------------------------------------------------------------------------------------------
Evraz Group S.A., Sponsored GDR                                100,000            2,297,694*
Magnitogorsk Iron & Steel Works, Sponsored GDR                 400,000            3,637,685
Mechel, Sponsored ADR                                          600,000           10,884,000
Novolipetsk Steel, Sponsored GDR                               350,000            8,960,179
OAO TMK, Sponsored GDR                                         450,000            6,552,036*
                                                                             --------------
                                                                                 32,331,594

TELECOMMUNICATIONS 4.25%
-------------------------------------------------------------------------------------------
Hellenic Telecommunications Organization S.A.,
  Sponsored ADR                                                250,000              935,000
Sistema JSFC, Sponsored GDR                                    325,000            7,438,337
Turk Telekomunikasyon A.S.                                     850,000            2,693,607
VimpelCom Ltd., Sponsored ADR                                  293,157            4,743,280*
                                                                             --------------
                                                                                 15,810,224

TRANSPORTATION 1.01%
-------------------------------------------------------------------------------------------
Novorossiysk Sea Trade Port, Sponsored GDR                     350,000            3,769,281


-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                             325,991,701
-------------------------------------------------------------------------------------------
(cost $290,461,845)

See notes to portfolios of investments and notes to financial statements.

116

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2010

PREFERRED STOCKS 0.93%                                          SHARES                VALUE

OIL & GAS EXPLORATION & PRODUCTION 0.65%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                              5,529,631       $    2,411,538*@

STEEL - PRODUCERS 0.28%
-------------------------------------------------------------------------------------------
Mechel, Preferred Stock, ADR                                   150,000            1,039,500

-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                            3,451,038
-------------------------------------------------------------------------------------------
  (cost $2,986,447)

WARRANTS 0.28%

DIVERSIFIED METALS & MINING 0.00%
-------------------------------------------------------------------------------------------
Orsu Metals Corp., Warrants (April 2012)                     2,012,500                    0*@

GOLD MINING 0.28%
-------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc., Warrants (November
  2015)                                                        500,000            1,052,088*

-------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                    1,052,088
-------------------------------------------------------------------------------------------
  (cost $0)

PURCHASED OPTIONS 0.63%                                      CONTRACTS

EXCHANGE-TRADED FUND 0.63%
-------------------------------------------------------------------------------------------
Market Vectors Russia ETF, Strike Price 28, Put,
  Expiration July 2010 (premium $388,000)                        3,000              285,000
Market Vectors Russia ETF, Strike Price 29, Put,
  Expiration July 2010 (premium $712,360)                        3,000              435,000
Market Vectors Russia ETF, Strike Price 29, Put,
  Expiration Aug. 2010 (premium $1,183,000)                      5,000            1,300,000
SPDR Gold Trust, Strike Price 120, Call, Expiration
  July 2010 (premium $405,500)                                   1,000              305,000

-------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                           2,325,000
-------------------------------------------------------------------------------------------
  (cost $2,688,860)

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                                332,819,827
-------------------------------------------------------------------------------------------
  (cost $296,137,152)

See notes to portfolios of investments and notes to financial statements.

                                                                     117


EASTERN EUROPEAN FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)                                          JUNE 30, 2010

                                                            PRINCIPAL
REPURCHASE AGREEMENT 7.47%                                   AMOUNT                   VALUE

Joint Tri-Party Repurchase Agreement, UBS Financial
  Securities, Inc., 06/30/10, 0.02%, due 07/01/10,
  repurchase price $27,763,197, collateralized by
  U.S. Treasury securities held in a joint tri-party
  account (cost $27,763,182)                               $27,763,182       $   27,763,182

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.97%                                                        360,583,009
-------------------------------------------------------------------------------------------
  (cost $323,900,334)
Other assets and liabilities, net 3.04%                                          11,292,845
                                                                               ------------

NET ASSETS 100%                                                                $371,875,854
                                                                               ------------

See notes to portfolios of investments and notes to financial statements.

                                                                 117


GLOBAL EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS 83.19%                                          SHARES             VALUE

AIRLINES 0.72%
--------------------------------------------------------------------------------------
China Eastern Airlines Corp. Ltd., H shares                  200,000       $    84,597*

AIRPORT DEVELOPMENT 0.60%
--------------------------------------------------------------------------------------
TAV Havalimanlari Holding A.S.                                20,000            70,570*

AUTO MANUFACTURERS 0.86%
--------------------------------------------------------------------------------------
Tofas Turk Otomobil Fabrikasi A.S.                            30,000           100,931

AUTO PARTS & EQUIPMENT 0.37%
--------------------------------------------------------------------------------------
China Automotive Systems, Inc.                                 2,500            44,000*

BREWERY 2.45%
--------------------------------------------------------------------------------------
Compania Cervecerias Unidas S.A., Sponsored ADR                2,000            86,180
Compania de Bebidas das Americas, Sponsored ADR                2,000           202,020
                                                                           -----------
                                                                               288,200

BROADCASTING & CABLE TV 1.11%
--------------------------------------------------------------------------------------
Grupo Televisa S.A., Sponsored ADR                             7,500           130,575

BUILDING & CONSTRUCTION 1.30%
--------------------------------------------------------------------------------------
Aveng Ltd.                                                    17,500            78,022
Murray & Roberts Holdings Ltd.                                15,000            75,468
                                                                           -----------
                                                                               153,490

BUILDING PRODUCTS 1.50%
--------------------------------------------------------------------------------------
Akcansa Cimento A.S.                                          20,000            80,487
Semen Gresik Persero Tbk PT                                  100,000            95,688
                                                                           -----------
                                                                               176,175

CELLULAR TELECOMMUNICATIONS 4.98%
--------------------------------------------------------------------------------------
America Movil SAB de C.V., Series L, Sponsored ADR             4,000           190,000
MTN Group Ltd.                                                 7,954           104,272
Tim Participacoes S.A., Sponsored ADR                          5,000           135,700
Vivo Participacoes S.A., Sponsored ADR                         6,000           155,520
                                                                           -----------
                                                                               585,492

COMMERCIAL BANKS - NON US 10.28%
--------------------------------------------------------------------------------------
Banco do Brasil S.A.                                           7,500           102,396
Bank of Nova Scotia                                            3,000           138,060
Itau Unibanco Banco Multiplo                                   9,337           168,071
National Bank of Greece S.A., Sponsored ADR                   50,000           108,500
OTP Bank Nyrt. plc                                             7,000           140,891*

See notes to portfolios of investments and notes to financial statements.

118


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

COMMON STOCKS                                                 SHARES             VALUE

COMMERCIAL BANKS - NON US (CONT'D)
--------------------------------------------------------------------------------------
Sberbank RF                                                   90,000       @   216,435
State Bank of India Ltd., Sponsored GDR                        2,000           199,358
Turkiye Is Bankasi, Class C                                   43,835           135,708
                                                                           -----------
                                                                             1,209,419

DEPARTMENT STORES 3.18%
--------------------------------------------------------------------------------------
Lojas Renner S.A.                                             13,769           373,681

DIVERSIFIED METALS & MINING 0.35%
--------------------------------------------------------------------------------------
Orsu Metals Corp.                                            243,083            41,102*

E-COMMERCE 2.81%
--------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                    6,000           225,360
MercadoLibre, Inc.                                             2,000           105,100*
                                                                           -----------
                                                                               330,460

ELECTRIC - INTEGRATED 1.31%
--------------------------------------------------------------------------------------
Polska Grupa Energetyczna S.A.                                25,000           153,953

ELECTRIC PRODUCTS - MISCELLANEOUS 0.78%
--------------------------------------------------------------------------------------
LG Innotek Co., Ltd.                                             700            92,031

ELECTRONICS & COMPONENTS 5.43%
--------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co., Ltd.       45,000            94,633
Harbin Electric, Inc.                                          2,500            41,625*
Samsung Electronics Co., Ltd.                                    458           287,271
Samsung Techwin Co., Ltd.                                      2,500           214,756
                                                                           -----------
                                                                               638,285

FINANCIAL SERVICES 1.66%
--------------------------------------------------------------------------------------
BM&F BOVESPA S.A.                                              4,000            25,699
Bolsa de Valores de Colombia                               3,000,000            56,028
Bolsa Mexicana de Valores S.A.                                17,000            26,703
Bursa Malaysia Bhd                                            14,000            30,345
Hong Kong Exchanges & Clearing Ltd.                            1,800            28,114
Singapore Exchange Ltd.                                        5,500            28,775
                                                                           -----------
                                                                               195,664

FOOD 3.01%
--------------------------------------------------------------------------------------
China Mengniu Dairy Co. Ltd.                                  45,000           145,618
Compania Brasileira de Distribuicao Grupo Pao de Acucar,
  Class A, Sponsored ADR                                       3,000           208,560
                                                                           -----------
                                                                               354,178

See notes to portfolios of investments and notes to financial statements.

                                                                 119


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

COMMON STOCKS                                                 SHARES             VALUE

GOLD MINING 8.95%
--------------------------------------------------------------------------------------
Centamin Egypt Ltd.                                           50,000       $   121,648*
Eldorado Gold Corp.                                           15,000           269,400
Randgold Resources Ltd., Sponsored ADR                         5,000           473,750
Zhaojin Mining Industry Co., Ltd., H shares                   80,000           187,623
                                                                           -----------
                                                                             1,052,421

HEALTHCARE EQUIPMENT & SERVICES 2.00%
--------------------------------------------------------------------------------------
Opto Circuits India Ltd.                                      46,048           234,833

HOTELS 1.33%
--------------------------------------------------------------------------------------
Home Inns & Hotels Management, Inc., ADR                       4,000           156,160*

INSURANCE 2.53%
--------------------------------------------------------------------------------------
CNinsure, Inc., Sponsored ADR                                  3,500            90,790
Powszechny Zaklad Ubezpieczen S.A.                             2,000           206,337
                                                                           -----------
                                                                               297,127

INTERNET 4.09%
--------------------------------------------------------------------------------------
Baidu, Inc., Sponsored ADR                                     3,000           204,240*
NCSoft Corp.                                                     600            98,813
NHN Corp.                                                        900           133,799*
Perfect World Co., Ltd., Sponsored ADR                         2,000            44,020*
                                                                           -----------
                                                                               480,872

INVESTMENT COMPANIES 0.52%
--------------------------------------------------------------------------------------
Vostok Nafta Investment Ltd.                                  20,000            61,609*

MEDICAL - DRUGS 0.93%
--------------------------------------------------------------------------------------
Pharmstandard, Sponsored GDR                                   5,000           109,073*

MULTIMEDIA 2.57%
--------------------------------------------------------------------------------------
Naspers Ltd., Class N                                          9,000           302,485

OIL - FIELD SERVICES 1.64%
--------------------------------------------------------------------------------------
Eurasia Drilling Co. Ltd., Sponsored GDR                      10,000           192,423

OIL & GAS - INTEGRATED 3.29%
--------------------------------------------------------------------------------------
PetroChina Co., Ltd., H shares, Sponsored ADR                    900            98,757
TNK-BP Holding                                               140,000           288,140
                                                                           -----------
                                                                               386,897
See notes to portfolios of investments and notes to financial statements.

120


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

COMMON STOCKS                                                 SHARES             VALUE

OIL & GAS EXPLORATION & PRODUCTION 0.28%
--------------------------------------------------------------------------------------
Alange Energy Corp.                                          100,000       $    32,878*

PHARMACEUTICALS 1.29%
--------------------------------------------------------------------------------------
China Shineway Pharmaceutical Group Ltd.                      50,000           152,149

PIPELINES 1.91%
--------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                      400,000           224,428

PLATINUM 0.67%
--------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                         86,500            78,817*

REAL ESTATE 0.91%
--------------------------------------------------------------------------------------
LSR Group OJSC, GDR                                           14,300           106,475*

RETAIL 4.47%
--------------------------------------------------------------------------------------
Magnit OAO, Sponsored GDR                                      5,000            85,584
Wal-Mart de Mexico SAB de CV, Series V                       123,800           274,180
X5 Retail Group N.V., Sponsored GDR                            5,000           166,125*
                                                                           -----------
                                                                               525,889

RETAIL - HYPERMARKETS 0.67%
--------------------------------------------------------------------------------------
Grupo Comercial Chedraui S.A. de CV                           30,000            78,384*

SCHOOLS 0.55%
--------------------------------------------------------------------------------------
New Oriental Education & Technology Group, Inc.,
  Sponsored ADR                                                  700            65,233*

SEMICONDUCTORS 0.37%
--------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.                  23,230            43,245

STEEL - PRODUCERS 0.77%
--------------------------------------------------------------------------------------
Mechel, Sponsored ADR                                          5,000            90,700

TRANSPORT - MARINE 0.75%
--------------------------------------------------------------------------------------
China Shipping Development Co. Ltd., H shares                 70,000            88,390

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          9,783,291
--------------------------------------------------------------------------------------
  (cost $9,603,757)

See notes to portfolios of investments and notes to financial statements.

                                                                 121


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

EXCHANGE-TRADED FUNDS (ETF) 6.30%                             SHARES             VALUE

Emerging Global Shares Dow Jones Emerging Markets Energy
  Titans Index ETF                                               600       $    25,266
Emerging Global Shares Dow Jones Emerging Markets Metals
  & Mining Titans ETF                                            500            25,750
Global X/InterBolsa FTSE Colombia 20 ETF                         900            30,060
iShares FTSE/Xinhua A50 China Index ETF                       20,000            29,303
iShares FTSE/Xinhua China 25 Index Fund                          750            29,347
iShares MSCI All Peru Capped Index Fund                          800            26,328
iShares MSCI Brazil Index Fund                                   400            24,784
iShares MSCI Chile Investable Market Index Fund                  550            31,179
iShares MSCI Hong Kong Index Fund                              1,800            26,586
iShares MSCI Malaysia Index Fund                               2,400            27,456
iShares MSCI Mexico Investable Market Index Fund                 540            25,861
iShares MSCI Singapore Index Fund                              2,400            26,976
iShares MSCI South Africa Index Fund                             500            26,325
iShares MSCI South Korea Index Fund                              600            26,826
iShares MSCI Taiwan Index Fund                                 2,500            28,000*
Market Vectors Indonesia Index ETF                               400            28,692
Market Vectors Vietnam ETF                                     1,100            27,434
PowerShares India Portfolio                                    1,400            31,346*
SPDR Gold Trust                                                2,000           243,360*

--------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    740,879
--------------------------------------------------------------------------------------
  (cost $752,431)

WARRANTS 0.00%

DIVERSIFIED METALS & MINING 0.00%
--------------------------------------------------------------------------------------
Orsu Metals Corp., Warrants (March 2011)                      25,813               121*
Orsu Metals Corp., Warrants (April 2012)                     100,000                 0*@

--------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                     121
--------------------------------------------------------------------------------------
  (cost $0)

See notes to portfolios of investments and notes to financial statements.

122


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2010

PURCHASED OPTIONS 0.52%                                    CONTRACTS             VALUE

EXCHANGE-TRADED FUND 0.52%
--------------------------------------------------------------------------------------
iShares MSCI Emerging Markets Index, Strike Price 37,
  Put, Expiration July 2010 (premium $32,077)                    200       $    22,200
iShares MSCI Emerging Markets Index, Strike Price 39,
  Put, Expiration Sep. 2010 (premium $15,100)                     50            15,750
SPDR Gold Trust, Strike Price 110, Call, Expiration July
  2010 (premium $22,250)                                          20            23,100

--------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         61,050
--------------------------------------------------------------------------------------
  (cost $69,427)

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            10,585,341
--------------------------------------------------------------------------------------
  (cost $10,425,615)

                                                           PRINCIPAL
REPURCHASE AGREEMENT 5.80%                                    AMOUNT

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 06/30/10, 0.01%, due
  07/01/10, repurchase price $682,143, collateralized by
  U.S. Treasury securities held in a joint
  tri-party account (cost $682,143)                         $682,143           682,143

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 95.81%                                                    11,267,484
--------------------------------------------------------------------------------------
  (cost $11,107,758)
Other assets and liabilities, net 4.19%                                        493,262
                                                                           -----------

NET ASSETS 100%                                                            $11,760,746
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

                                                                 123


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS 75.88%                                            SHARES             VALUE

AGRICULTURAL CHEMICALS 0.21%
----------------------------------------------------------------------------------------
China Agritech, Inc.                                            10,000       $   101,500*

AGRICULTURAL OPERATIONS 2.04%
----------------------------------------------------------------------------------------
Chaoda Modern Agriculture Holdings Ltd.                      1,000,000           969,583

AIRLINES 1.33%
----------------------------------------------------------------------------------------
Air China Ltd., H shares                                       300,000           293,988*
China Eastern Airlines Corp. Ltd., H shares                    800,000           338,386*
                                                                             -----------
                                                                                 632,374

AUTO MANUFACTURERS 3.24%
----------------------------------------------------------------------------------------
Dongfeng Motor Group Co., Ltd., H shares                       200,000           225,838
PT Astra International Tbk                                     250,000         1,316,719
                                                                             -----------
                                                                               1,542,557

AUTO PARTS & EQUIPMENT 0.37%
----------------------------------------------------------------------------------------
China Automotive Systems, Inc.                                  10,000           176,000*

BUILDING PRODUCTS 2.79%
----------------------------------------------------------------------------------------
PT Holcim Indonesia Tbk                                      4,000,000           947,426*
Semen Gresik Persero Tbk PT                                    400,000           382,753
                                                                             -----------
                                                                               1,330,179

CASINO HOTELS 1.24%
----------------------------------------------------------------------------------------
Wynn Macau Ltd.                                                360,000           588,945*

CHEMICALS - SPECIALTY 2.14%
----------------------------------------------------------------------------------------
Huabao International Holdings Ltd.                             800,000         1,020,782

COAL 2.13%
----------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd., H shares                       200,000           725,356
Yanzhou Coal Mining Co. Ltd., Sponsored ADR                     15,000           287,250
                                                                             -----------
                                                                               1,012,606

COMMERCIAL BANKS - NON US 4.71%
----------------------------------------------------------------------------------------
Bank Mandiri Tbk PT                                          1,900,000         1,237,788
Bank of China Ltd., H shares                                 1,000,000           504,483
Industrial and Commercial Bank of China Ltd., H shares         690,000           501,885
                                                                             -----------
                                                                               2,244,156

See notes to portfolios of investments and notes to financial statements.

124


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS                                                   SHARES             VALUE

COMMERCIAL SERVICES 1.19%
----------------------------------------------------------------------------------------
SIA Engineering Co., Ltd.                                      200,000       $   566,464

DIVERSIFIED MINERALS 0.19%
----------------------------------------------------------------------------------------
Erdene Resource Development Corp.                              100,000            28,181*
Woulfe Mining Corp.                                            834,800            62,734*
                                                                             -----------
                                                                                  90,915

DIVERSIFIED OPERATIONS 2.70%
----------------------------------------------------------------------------------------
China Resources Enterprise Ltd.                                350,000         1,288,184

E-COMMERCE 2.37%
----------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                     30,000         1,126,800

EDUCATION 0.62%
----------------------------------------------------------------------------------------
CIBT Education Group, Inc.                                     453,632           294,027*

ELECTRIC PRODUCTS - MISCELLANEOUS 0.83%
----------------------------------------------------------------------------------------
LG Innotek Co., Ltd.                                             3,000           394,420

ELECTRONICS & COMPONENTS 5.83%
----------------------------------------------------------------------------------------
Avago Technologies Ltd.                                         15,000           315,900*
Byd Co., Ltd., H shares                                         50,000           368,572
Harbin Electric, Inc.                                           10,000           166,500*
Samsung Techwin Co., Ltd.                                       15,000         1,288,535
Yageo Corp., Sponsored GDR                                           1                 0*@
Zhuzhou CSR Times Electric Co., Ltd., H shares                 300,000           634,859
                                                                             -----------
                                                                               2,774,366

FINANCIAL SERVICES 0.65%
----------------------------------------------------------------------------------------
Bursa Malaysia Bhd                                              50,000           108,376
Hong Kong Exchanges & Clearing Ltd.                              6,500           101,520
Singapore Exchange Ltd.                                         19,500           102,021
                                                                             -----------
                                                                                 311,917

FOOD & BEVERAGES 5.97%
----------------------------------------------------------------------------------------
China Mengniu Dairy Co., Ltd.                                  150,000           485,395
China Yurun Food Group Ltd.                                    350,000         1,095,614
PT Indofood Sukses Makmur Tbk                                2,800,000         1,264,773
                                                                             -----------
                                                                               2,845,782
See notes to portfolios of investments and notes to financial statements.

                                                                 125


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS                                                   SHARES             VALUE

FOOD - RETAIL 2.30%
----------------------------------------------------------------------------------------
Lianhua Supermarket Holdings Co., Ltd., H shares               300,000       $ 1,097,291

GOLD MINING 3.62%
----------------------------------------------------------------------------------------
Euromax Resources Ltd.                                         473,235            73,349*
Kingsgate Consolidated Ltd.                                      2,599            20,600
Lihir Gold Ltd., Sponsored ADR                                   8,000           287,920
Olympus Pacific Minerals, Inc.                                 590,500           169,182*
Zhaojin Mining Industry Co., Ltd., H shares                    500,000         1,172,641
                                                                             -----------
                                                                               1,723,692

HOTELS 1.23%
----------------------------------------------------------------------------------------
Home Inns & Hotels Management, Inc., ADR                        15,000           585,600*

HOUSEHOLD PRODUCTS 1.56%
----------------------------------------------------------------------------------------
PT Unilever Indonesia Tbk                                      400,000           743,724

INSURANCE 2.55%
----------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., H shares                        80,000           350,937
CNinsure, Inc., Sponsored ADR                                   15,000           389,100
PICC Property & Casualty Co. Ltd., H shares                    500,000           473,847*
                                                                             -----------
                                                                               1,213,884

INTERNET 4.86%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           500,000                 0*@
AsiaInfo Holdings, Inc.                                         15,000           327,900*
Baidu, Inc., Sponsored ADR                                      12,000           816,960*
NCSoft Corp.                                                     2,500           411,720
NHN Corp.                                                        4,000           594,663*
Perfect World Co., Ltd., Sponsored ADR                           7,500           165,075*
                                                                             -----------
                                                                               2,316,318

MACHINERY 0.29%
----------------------------------------------------------------------------------------
China Valves Technology, Inc.                                   15,000           139,950*

MEDICAL PRODUCTS 1.10%
----------------------------------------------------------------------------------------
Shandong Weigao Group Medical Polymer Co. Ltd., H shares       120,000           522,783

METAL PROCESSING 0.09%
----------------------------------------------------------------------------------------
China Wind Systems, Inc.                                        10,000            45,000*

See notes to portfolios of investments and notes to financial statements.

126


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS                                                   SHARES             VALUE

NON-FERROUS METALS 0.04%
----------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  500,000       $    17,750*

OIL & GAS - INTEGRATED 0.81%
----------------------------------------------------------------------------------------
PetroChina Co., Ltd., H shares, Sponsored ADR                    3,500           384,055

OIL & GAS EXPLORATION & PRODUCTION 2.54%
----------------------------------------------------------------------------------------
CNOOC Ltd., Sponsored ADR                                        3,000           510,510
Green Dragon Gas Ltd.                                           11,099            69,226*
Kunlun Energy Company Ltd.                                     500,000           630,230
                                                                             -----------
                                                                               1,209,966

OIL FIELD SERVICES 0.74%
----------------------------------------------------------------------------------------
China Oilfield Services Ltd., H shares                         300,000           350,800

PETROCHEMICALS 0.00%
----------------------------------------------------------------------------------------
Danhua Chemical Technology Co., Ltd., B shares                       2                 2*

PHARMACEUTICALS 2.04%
----------------------------------------------------------------------------------------
China Shineway Pharmaceutical Group Ltd.                       320,000           973,751

PIPELINES 1.88%
----------------------------------------------------------------------------------------
China Gas Holdings Ltd.                                      1,600,000           897,711

POWER SUPPLY 1.29%
----------------------------------------------------------------------------------------
Dongfang Electric Corp. Ltd., H shares                         200,000           613,965

PRECIOUS METALS 0.18%
----------------------------------------------------------------------------------------
TVI Pacific, Inc.                                            1,000,000            84,543*

PUBLISHING 0.02%
----------------------------------------------------------------------------------------
Lingo Media Corp.                                               22,642            10,528*

RETAIL 4.86%
----------------------------------------------------------------------------------------
361 Degrees International Ltd.                                 400,000           284,091
Belle International Holdings Ltd.                            1,000,000         1,420,299
IT Ltd.                                                      1,500,000           490,190
Lao Feng Xiang Co., Ltd., B shares                                   1                 2
Little Sheep Group Ltd.                                        200,000           119,955
                                                                             -----------
                                                                               2,314,537

See notes to portfolios of investments and notes to financial statements.

                                                                 127


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

COMMON STOCKS                                                   SHARES             VALUE

SCHOOLS 0.49%
----------------------------------------------------------------------------------------
New Oriental Education & Technology Group, Inc.,
  Sponsored ADR                                                  2,500       $   232,975*

SEMICONDUCTORS 0.53%
----------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                      400           250,891

SILVER MINING 0.93%
----------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                         67,500           443,850

STEEL - PRODUCERS 0.22%
----------------------------------------------------------------------------------------
China Gerui Advanced Materials Group Ltd.                       20,000           103,600*

TRANSPORT - MARINE 0.80%
----------------------------------------------------------------------------------------
China Shipping Development Co., Ltd., H shares                 300,000           378,814

VITAMINS & NUTRITION PRODUCTS 0.03%
----------------------------------------------------------------------------------------
Synutra International, Inc.                                      1,000            16,170*

WATER TREATMENT SYSTEMS 0.33%
----------------------------------------------------------------------------------------
Beijing Enterprises Water Group Ltd.                           500,000           155,611*

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           36,139,318
----------------------------------------------------------------------------------------
  (cost $31,402,121)

REAL ESTATE INVESTMENT TRUST (REIT) 1.95%

Champion REIT                                                2,000,000           929,606
  (cost $890,156)

EXCHANGE-TRADED FUNDS (ETF) 4.10%

iShares FTSE/Xinhua A50 China Index                             70,000           102,560
iShares FTSE/Xinhua China 25 Index Fund                          2,600           101,738
iShares MSCI Hong Kong Index Fund                                6,700            98,959
iShares MSCI Malaysia Index Fund                                 9,000           102,960
iShares MSCI Singapore Index Fund                                9,000           101,160
iShares MSCI South Korea Index Fund                              2,200            98,362
iShares MSCI Taiwan Index Fund                                   9,000           100,800*
Market Vectors Indonesia Index ETF                               1,500           107,595
Market Vectors Vietnam ETF                                       4,100           102,254
SPDR Gold Trust                                                  8,500         1,034,119*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    1,950,507
----------------------------------------------------------------------------------------
  (cost $1,882,993)

See notes to portfolios of investments and notes to financial statements.

128


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2010

PURCHASED OPTION 0.22%                                       CONTRACTS             VALUE

EXCHANGE-TRADED FUND 0.22%
----------------------------------------------------------------------------------------
SPDR Gold Trust, Strike Price 110, Call, Expiration July
  2010                                                              90       $   103,950
  (premium $100,125)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              39,123,381
----------------------------------------------------------------------------------------
  (cost $34,275,395)

                                                             PRINCIPAL
REPURCHASE AGREEMENT 12.49%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 06/30/10, 0.01%, due
  07/01/10, repurchase price $5,950,027, collateralized
  by U.S. Treasury securities held in a joint tri-party
  account (cost $5,950,025)                                 $5,950,025         5,950,025

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 94.64%                                                      45,073,406
----------------------------------------------------------------------------------------
  (cost $40,225,420)
Other assets and liabilities, net 5.36%                                        2,552,696
                                                                             -----------

NET ASSETS 100%                                                              $47,626,102
                                                                             -----------

See notes to portfolios of investments and notes to financial statements.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2010

LEGEND

*    Non-income producing security            GO   General Obligation Bond
+    Affiliated company (see following)       RS   Restricted Security (see following)
ADR  American Depositary Receipt              ZCB  Zero Coupon Bond
GDR  Global Depositary Receipt                ^    Security or portion of security
                                                   segregated as collateral for written
                                                   options
@    Security was fair valued at June 30, 2010, by U.S. Global Investors, Inc. (Adviser)
     in accordance with valuation procedures approved by the Board of Trustees. Fair valued securities, which were primarily composed of restricted securities, as a percentage of net assets at June 30, 2010, were, 1.39% of Holmes Growth, 2.65% of
     Global MegaTrends, 3.87% of Global Resources, 0.85% of World Precious Minerals,
     0.62% of Gold and Precious Metals, 11.68% of Eastern European, and 1.84% of Global
     Emerging Markets. See the Fair Valuation of Securities section of these Notes to
     Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted
     Securities section of these Notes to Portfolios of Investments.

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2010.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2010, were:

Banc of America Securities LLC Merrill Lynch repurchase agreement,
06/30/10, 0.01%, due 07/01/10:
    Total principal amount: $82,905,402; Total repurchase price: $82,905,425
    Collateral:
    $68,462,800 U.S. Treasury Note, 4.875%, 08/15/16
    $5,938,553 U.S. Treasury Note 0.000%, 02/15/21
      (total collateral market value, including accrued interest, of
      $84,563,510)

Credit Suisse Securities USA LLC repurchase agreement, 06/30/10,
0.01%, due 07/01/10:
    Total principal amount: $100,880,563; Total repurchase price: $100,880,591
    Collateral:
    $102,515,000 U.S. Treasury Note, 2.500%, 06/30/17
      (total collateral market value, including accrued interest, of
      $102,899,428)

UBS Financial Securities, Inc. repurchase agreement, 06/30/10,
0.02%, due 07/01/10:
    Total principal amount: $47,763,182; Total repurchase price: $47,763,209
    Collateral:
    $23,000 U.S. Treasury Note, 0.625%, 06/30/12
    $19,585,000 U.S. Treasury Note, 3.375%, 06/30/13
    $18,572,000 U.S. Treasury Note, 3.375%, 07/31/13
    $2,927,000 U.S. Treasury Note, 4.250%, 08/15/13
    $3,931,300 U.S. Treasury Note, 2.750%, 10/31/13
    $90,000 U.S. Treasury Note, 4.625%, 02/15/17
      (total collateral market value, including accrued interest, of
      $48,723,044)

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)         June 30, 2010

FAIR VALUATION OF SECURITIES

For policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The three levels defined by the fair value hierarchy are as follows:

Level 1 - quoted prices in active markets for identical securities.

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2010

The following table summarizes the valuation of each Fund's securities as of June 30, 2010, using the fair value hierarchy:

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

U.S. TREASURY SECURITIES CASH FUND
  Investments in securities*
    U.S. Government Obligations       $         --    $ 59,996,665   $        --    $ 59,996,665
    Repurchase Agreements               65,278,795              --            --      65,278,795
                                      ------------    ------------   -----------    ------------
  Total                               $ 65,278,795    $ 59,996,665   $        --    $125,275,460
                                      ============    ============   ===========    ============

U.S. GOVERNMENT SECURITIES SAVINGS FUND
  Investments in securities*
    U.S. Government and Agency
    Obligations                       $         --    $228,312,616   $        --    $228,312,616
                                      ------------    ------------   -----------    ------------
  Total                               $         --    $228,312,616   $        --    $228,312,616
                                      ============    ============   ===========    ============

NEAR-TERM TAX FREE FUND
  Investments in securities*
    Municipal Bonds                   $         --    $ 23,402,168   $        --    $ 23,402,168
    Repurchase Agreement                 2,548,208              --            --       2,548,208
                                      ------------    ------------   -----------    ------------
  Total                               $  2,548,208      23,402,168   $        --    $ 25,950,376
                                      ============    ============   ===========    ============

TAX FREE FUND
  Investments in securities*
    Municipal Bonds                   $         --    $ 20,575,809   $        --    $ 20,575,809
    Repurchase Agreement                 1,036,817              --            --       1,036,817
                                      ------------    ------------   -----------    ------------
  Total                               $  1,036,817    $ 20,575,809   $        --    $ 21,612,626
                                      ============    ============   ===========    ============

ALL AMERICAN EQUITY FUND
  Investments in securities*
    Common Stocks:
      Transportation                  $    160,920    $      2,905   $        --    $    163,825
      All Other Common Stocks           12,083,018              --            --      12,083,018
    Real Estate Investment Trust           138,120              --            --         138,120
    Exchange-Traded Funds                  483,480              --            --         483,480
    Purchased Options                      148,125              --            --         148,125
    Repurchase Agreement                 1,671,027              --            --       1,671,027
                                      ------------    ------------   -----------    ------------
  Total                               $ 14,684,690    $      2,905   $        --    $ 14,687,595
                                      ============    ============   ===========    ============

132


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

HOLMES GROWTH FUND
  Investments in securities*
    Common Stocks:
      Financial Services              $  1,929,078    $         --   $    77,498    $  2,006,576
      Medical - Hospitals                       --         335,823            --         335,823
      All Other Common Stocks           24,407,370              --            --      24,407,370
    Exchange-Traded Fund                   572,250              --            --         572,250
    Warrants:
      Medical - Hospitals                       --          18,672            --          18,672
      All Other Warrants                   360,598              --            --         360,598
    Purchased Options                      400,772              --            --         400,772
    Convertible Debenture:
      Metal & Mineral Mining                    --              --       380,000         380,000
    Repurchase Agreement                 3,935,510              --            --       3,935,510
                                      ------------    ------------   -----------    ------------
  Total                               $ 31,605,578    $    354,495   $   457,498    $ 32,417,571
                                      ============    ============   ===========    ============
  Other Financial Instruments**
    Written Options                   $      4,799    $         --   $        --    $      4,799

GLOBAL MEGATRENDS FUND
  Investments in securities*
    Common Stocks:
      Airlines                        $         --    $    169,193   $        --    $    169,193
      Airport Development/Maintenance           --         264,636            --         264,636
      Auto Manufacturers                        --         403,726            --         403,726
      Building & Construction                   --         248,385            --         248,385
      Building Products                         --         392,594            --         392,594
      Electric - Integrated              1,636,185         307,906            --       1,944,091
      Electronics & Components                  --         622,001            --         622,001
      Pipelines                                 --         448,855            --         448,855
      Power Converters/Power Supply
        Equipment                               --         399,563            --         399,563
      Public Thoroughfares                      --         911,149            --         911,149
      Real Estate                               --         363,311            --         363,311
      Steel - Producers                    181,400         460,954            --         642,354
      Transport - Marine                        --         176,780            --         176,780
      Transportation                       790,330         269,234            --       1,059,564
      Water Treatment Systems                   --         940,394            --         940,394
      All Other Common Stocks            5,862,889              --            --       5,862,889
    Warrants                                11,742              --            --          11,742
    Purchased Options                      111,000              --            --         111,000
    Master Limited Partnerships            788,925              --            --         788,925
    Convertible Debenture:
      Metal & Mineral Mining                    --              --       520,000         520,000
    Repurchase Agreement                 1,951,062              --            --       1,951,062
                                      ------------    ------------   -----------    ------------
  Total                               $ 11,333,533    $  6,378,681   $   520,000    $ 18,232,214
                                      ============    ============   ===========    ============

                                                                     133


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

GLOBAL RESOURCES FUND
  Investments in securities*
    Common Stocks:
      Agricultural Operations         $         --    $  2,020,878   $        --    $  2,020,878
      Coal                               3,727,096              --       231,343       3,958,439
      General Metal & Mineral Mining     7,677,075       8,716,196            --      16,393,271
      Oil & Gas Exploration &
      Production                       212,995,948       1,207,705    10,001,196     224,204,849
      Oil & Gas Refining and
      Marketing                                 --              --       397,591         397,591
      Medical - Hospitals                       --         801,275            --         801,275
      Natural Resource Technology               --              --         7,500           7,500
      Platinum                           3,225,306              --        19,821       3,245,127
      Uranium                            1,765,225              --     2,062,500       3,827,725
      All Other Common Stocks          221,015,009              --            --     221,015,009
    Exchange-Traded Fund                 8,517,600              --            --       8,517,600
    Warrants:
      Medical - Hospitals                       --          43,412            --          43,412
      Oil & Gas Exploration &
      Production                           976,939       6,116,279            --       7,093,218
      All Other Warrants                23,059,472              --            --      23,059,472
    Purchased Options                    3,475,454              --            --       3,475,454
    Convertible Debenture:
      Metal & Mineral Mining                    --              --     4,900,000       4,900,000
    Repurchase Agreement                66,666,988              --            --      66,666,988
                                      ------------    ------------   -----------    ------------
  Total                               $553,102,112    $ 18,905,745   $17,619,951    $589,627,808
                                      ============    ============   ===========    ============
  Other Financial Instruments**
    Written Options                   $    445,799    $         --   $        --    $    445,799

134


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

WORLD PRECIOUS MINERALS FUND
  Investments in securities*
    Common Stocks:
      Agricultural Operations         $         --    $  1,250,845   $        --    $  1,250,845
      Diamond Mining & Exploration       2,319,095       4,265,989            --       6,585,084
      Gold/Mineral Exploration &
        Development                    159,684,931      17,696,394       747,827     178,129,152
      Intermediate & Junior Gold
        Producers                       91,752,612       5,525,506     2,888,545     100,166,663
      Medical - Hospitals                       --       1,507,511            --       1,507,511
      Metal & Mineral Mining &
        Exploration                     11,542,692       5,499,069            --      17,041,761
      Platinum                          24,718,348              --       178,389      24,896,737
      Silver Mining                     18,434,606       2,780,937            --      21,215,543
      All Other Common Stocks          154,191,872              --            --     154,191,872
    Exchange-Traded Funds               21,508,890              --            --      21,508,890
    Warrants:
      Gold/Mineral Exploration &
        Development                      1,235,748         169,320       223,143       1,628,211
      Intermediate & Junior Gold
        Producers                        5,313,818         130,290            --       5,444,108
      Medical - Hospitals                       --          79,356            --          79,356
      Metal & Mineral Mining &
        Exploration                             --              --            --              --
      Silver Mining                     12,193,957         857,480            --      13,051,437
      All Other Warrants                33,455,590              --            --      33,455,590
    Special Warrants                            --              --            --              --
    Right                                   94,874              --            --          94,874
    Purchased Options                      180,772              --            --         180,772
    Repurchase Agreement                39,471,105              --            --      39,471,105
                                      ------------    ------------   -----------    ------------
  Total                               $576,098,910    $ 39,762,697   $ 4,037,904    $619,899,511
                                      ============    ============   ===========    ============

GOLD AND PRECIOUS METALS FUND
  Investments in securities*
    Common Stocks:
      Diamond Mining & Exploration    $         --    $  1,066,497   $        --    $  1,066,497
      Gold Mining                      145,006,662       4,416,274       962,848     150,385,784
      Medical - Hospitals                       --         641,423            --         641,423
      Silver Mining                             --       1,787,745            --       1,787,745
      All Other Common Stocks           25,569,347              --            --      25,569,347
    Exchange-Traded Funds               12,241,960              --            --      12,241,960
    Warrants:
      Gold Mining                       15,008,822              --            --      15,008,822
      Medical - Hospitals                       --          34,076            --          34,076
      Silver Mining                      6,790,477         461,720            --       7,252,197
      All Other Warrants                 1,177,249              --            --       1,177,249
    Repurchase Agreement                14,594,286              --            --      14,594,286
                                      ------------    ------------   -----------    ------------
  Total                               $220,388,803    $  8,407,735   $   962,848    $229,759,386
                                      ============    ============   ===========    ============
  Other Financial Instruments**
    Written Options                   $      9,950    $         --   $        --    $      9,950

                                                                     135


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

EASTERN EUROPEAN FUND
  Investments in securities*
    Common Stocks:
      Airport Development             $         --    $  1,764,240   $        --    $  1,764,240
      Appliances                                --       6,269,094            --       6,269,094
      Auto Manufacturers                        --       7,065,197            --       7,065,197
      Building Products                         --       2,414,614            --       2,414,614
      Commercial Banks - Non US          2,170,000      98,736,562            --     100,906,562
      Diversified Metals & Mining          887,279       4,291,392            --       5,178,671
      Diversified Operations                    --       4,007,769            --       4,007,769
      Electric - Integrated                     --       6,004,163            --       6,004,163
      Electric Utility                          --       3,550,906            --       3,550,906
      Food - Meat Products                      --       2,139,790            --       2,139,790
      Investment Companies                      --         400,461            --         400,461
      Medical - Drugs                           --      10,081,013            --      10,081,013
      Metal Processing & Fabrication            --       1,074,225            --       1,074,225
      Oil - Field Services                      --       2,597,715            --       2,597,715
      Oil & Gas - Integrated            11,171,278      37,588,448            --      48,759,726
      Oil & Gas Exploration &
      Production                           868,911      21,296,766            --      22,165,677
      Real Estate                               --       5,928,423            --       5,928,423
      Retail                                    --      19,001,092            --      19,001,092
      Retail - Food                             --       2,762,923            --       2,762,923
      Silver Mining                             --       4,655,587            --       4,655,587
      Steel - Producers                 10,884,000      21,447,594            --      32,331,594
      Telecommunications                 5,678,280      10,131,944            --      15,810,224
      Transportation                            --       3,769,281            --       3,769,281
      All Other Common Stocks           17,352,754              --            --      17,352,754
    Preferred Stocks:
      Oil & Gas Exploration &
      Production                                --       2,411,538            --       2,411,538
      Steel - Producers                  1,039,500              --            --       1,039,500
    Warrants                             1,052,088              --            --       1,052,088
    Purchased Options                    2,325,000              --            --       2,325,000
    Repurchase Agreement                27,763,182              --            --      27,763,182
                                      ------------    ------------   -----------    ------------
  Total                               $ 81,192,272    $279,390,737   $        --    $360,583,009
                                      ============    ============   ===========    ============

136


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

GLOBAL EMERGING MARKETS FUND
  Investments in securities*
    Common Stocks:
      Airlines                        $         --    $     84,597   $        --    $     84,597
      Airport Development                       --          70,570            --          70,570
      Auto Manufacturers                        --         100,931            --         100,931
      Building & Construction                   --         153,490            --         153,490
      Building Products                         --         176,175            --         176,175
      Cellular Telecommunications          481,220         104,272            --         585,492
      Commercial Banks - Non US            246,560         962,859            --       1,209,419
      Department Stores                         --         373,681            --         373,681
      Electric - Integrated                     --         153,953            --         153,953
      Electric Products -
      Miscellaneous                             --          92,031            --          92,031
      Electronics & Components              41,625         596,660            --         638,285
      Financial Services                    56,028         139,636            --         195,664
      Food                                 208,560         145,618            --         354,178
      Gold Mining                          864,798         187,623            --       1,052,421
      Healthcare Equipment & Services           --         234,833            --         234,833
      Insurance                             90,790         206,337            --         297,127
      Internet                             248,260         232,612            --         480,872
      Investment Companies                      --          61,609            --          61,609
      Medical - Drugs                           --         109,073            --         109,073
      Multimedia                                --         302,485            --         302,485
      Oil - Field Services                      --         192,423            --         192,423
      Oil & Gas - Integrated                98,757         288,140            --         386,897
      Pharmaceuticals                           --         152,149            --         152,149
      Pipelines                                 --         224,428            --         224,428
      Real Estate                               --         106,475            --         106,475
      Retail                                    --         525,889            --         525,889
      Semiconductors                            --          43,245            --          43,245
      Transport - Marine                        --          88,390            --          88,390
      All Other Common Stocks            1,336,509              --            --       1,336,509
    Exchange-Traded Funds                  711,576          29,303            --         740,879
    Warrants                                   121              --            --             121
    Purchased Options                       61,050              --            --          61,050
    Repurchase Agreement                   682,143              --            --         682,143
                                      ------------    ------------   -----------    ------------
  Total                               $  5,127,997    $  6,139,487   $        --    $ 11,267,484
                                      ============    ============   ===========    ============

                                                                     137


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                    June 30, 2010

                                      QUOTED PRICES
                                        IN ACTIVE     SIGNIFICANT
                                       MARKETS FOR       OTHER       SIGNIFICANT
                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                       INVESTMENTS       INPUTS         INPUTS
                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL

CHINA REGION FUND
  Investments in securities*
    Common Stocks:
      Agricultural Operations         $         --    $    969,583   $        --    $    969,583
      Airlines                                  --         632,374            --         632,374
      Auto Manufacturers                        --       1,542,557            --       1,542,557
      Building Products                         --       1,330,179            --        ,330,179
      Casino Hotels                             --         588,945            --         588,945
      Chemicals - Specialty                     --       1,020,782            --       1,020,782
      Coal                                 287,250         725,356            --       1,012,606
      Commercial Banks - Non US                 --       2,244,156            --       2,244,156
      Commercial Services                       --         566,464            --         566,464
      Diversified Operations                    --       1,288,184            --       1,288,184
      Electric Products -
      Miscellaneous                             --         394,420            --         394,420
      Electronics & Components             482,400       2,291,966            --       2,774,366
      Financial Services                        --         311,917            --         311,917
      Food & Beverages                          --       2,845,782            --       2,845,782
      Food-Retail                               --       1,097,291            --       1,097,291
      Gold Mining                          530,451       1,193,241            --       1,723,692
      Household Products                        --         743,724            --         743,724
      Insurance                            389,100         824,784            --       1,213,884
      Internet                           1,309,935       1,006,383            --       2,316,318
      Medical Products                          --         522,783            --         522,783
      Oil & Gas Exploration &
      Production                           510,510         699,456            --       1,209,966
      Oil Field Services                        --         350,800            --         350,800
      Petrochemicals                            --               2            --               2
      Pharmaceuticals                           --         973,751            --         973,751
      Pipelines                                 --         897,711            --         897,711
      Power Supply                              --         613,965            --         613,965
      Retail                                    --       2,314,537            --       2,314,537
      Semiconductors                            --         250,891            --         250,891
      Transport - Marine                        --         378,814            --         378,814
      Water Treatment Systems                   --         155,611            --         155,611
      All Other Common Stocks            3,853,263              --            --       3,853,263
    Real Estate Investment Trust                --         929,606            --         929,606
    Exchange-Traded Funds                1,665,588         284,919            --       1,950,507
    Purchased Option                       103,950              --            --         103,950
    Repurchase Agreement                 5,950,025              --            --       5,950,025
                                      ------------    ------------   -----------    ------------
  Total                               $ 15,082,472    $ 29,990,934   $        --    $ 45,073,406
                                      ============    ============   ===========    ============

   For the six months ended June 30, 2010, the funds did not have any significant transfers between Level 1 and Level 2.

 * Refer to the portfolio of investments for a detailed list of the fund's investments.

** Other financial instruments include currency contracts and written options. Currency contracts and written options are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2010

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2010, through June 30, 2010:

                                                                                                                  CHANGE IN
                                                                                                                  UNREALIZED
                                                                                                                 APPRECIATION
                                                                                                                (DEPRECIATION)
                                                       CHANGE IN                     TRANSFERS                       FROM
                          BEGINNING       TOTAL        UNREALIZED         NET        IN AND/OR      ENDING       INVESTMENTS
                           BALANCE      REALIZED      APPRECIATION     PURCHASES      OUT OF        BALANCE       HELD AS OF
                          12/31/09     GAIN (LOSS)   (DEPRECIATION)     (SALES)       LEVEL 3      06/30/10        06/30/10
  ----------------------------------------------------------------------------------------------------------------------------
  HOLMES GROWTH FUND
  Investments in
   Securities
   Common Stock:
    Financial Services   $    78,523    $      --      $   (1,025)    $        --   $        --   $    77,498     $   (1,025)
   Convertible Debenture:
    Metal & Mineral
     Mining                       --           --              --         380,000            --       380,000             --
  ----------------------------------------------------------------------------------------------------------------------------
  Total Investments in
   Securities            $    78,523    $      --      $   (1,025)    $   380,000   $        --   $   457,498     $   (1,025)
  ----------------------------------------------------------------------------------------------------------------------------

  GLOBAL MEGATRENDS FUND
  Investments in
   Securities
   Convertible Debenture:
    Metal & Mineral
     Mining              $        --    $      --      $       --     $   520,000   $        --   $   520,000     $       --
  ----------------------------------------------------------------------------------------------------------------------------
  Total Investments in
   Securities            $        --    $      --      $       --     $   520,000   $        --   $   520,000     $       --
  ----------------------------------------------------------------------------------------------------------------------------

  GLOBAL RESOURCES FUND
  Investments in
   Securities
   Common Stock:
    Coal                 $   247,019    $      --      $  (15,676)    $        --   $        --   $   231,343     $  (15,676)
    Gold & Silver
     Mining                       --           --              --              --            --            --             --
    Natural Resource
     Technology                   --           --              --              --         7,500         7,500             --
    Oil & Gas
     Exploration &
     Production                   --           --              --              --    10,001,196    10,001,196             --
    Oil & Gas Refining
     and Marketing           537,136           --        (139,545)             --            --       397,591       (139,545)
    Platinum                  20,966           --          (1,145)             --            --        19,821         (1,145)
    Sugar/Ethanol                 --           --              --              --            --            --             --
    Uranium                  525,000           --       1,545,000              --        (7,500)    2,062,500      1,545,000
   Warrants:
    Coal                          --           --              --              --            --            --             --
    General Metal &
     Mineral Mining               --           --              --              --            --            --             --
    Oil & Gas
     Exploration &
     Production                   --           --              --              --            --            --             --
   Units:
    General Metal &
     Mineral Mining          809,023           --         (91,740)             --      (717,283)           --             --
    Oil & Gas
     Exploration &
     Production           10,001,196           --              --              --   (10,001,196)           --             --
   Convertible Debenture:
    Metal & Mineral
     Mining                       --           --              --       4,900,000            --     4,900,000             --
  ----------------------------------------------------------------------------------------------------------------------------
  Total Investments in
   Securities            $12,140,340    $      --      $1,296,894     $ 4,900,000   $  (717,283)  $17,619,951     $1,388,634
  ----------------------------------------------------------------------------------------------------------------------------

                                                                     139


 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)                                                                 June 30, 2010

                                                                                                                  CHANGE IN
                                                                                                                  UNREALIZED
                                                                                                                 APPRECIATION
                                                                                                                (DEPRECIATION)
                                                       CHANGE IN                     TRANSFERS                       FROM
                          BEGINNING       TOTAL        UNREALIZED         NET        IN AND/OR      ENDING       INVESTMENTS
                           BALANCE      REALIZED      APPRECIATION     PURCHASES      OUT OF        BALANCE       HELD AS OF
                          12/31/09     GAIN (LOSS)   (DEPRECIATION)     (SALES)      LEVEL 3*      06/30/10        06/30/10
  ----------------------------------------------------------------------------------------------------------------------------
  WORLD PRECIOUS MINERALS FUND
  Investments in
   Securities
   Common Stock:
    Diamond Mining &
     Exploration         $        --    $      --      $       --     $        --   $        --   $        --     $       --
    Gold/Mineral
     Exploration &
     Development           3,124,059           --        (510,014)             --    (1,866,218)      747,827        (61,278)
    Intermediate &
     Junior Gold
     Producers                    --           --              --       2,888,545            --     2,888,545             --
    Platinum                 188,690           --         (10,301)             --            --       178,389        (10,301)
   Warrants:
    Gold/Mineral
     Exploration &
     Development             241,427           --         (18,284)             --            --       223,143        (18,284)
    Intermediate &
     Junior Gold
     Producers                    --           --              --              --            --            --             --
   Special Warrants:
    Gold/Mineral
     Exploration &
     Development                  --           --              --              --            --            --             --
   Notes:
    Intermediate &
     Junior Gold
     Producers             1,027,682     (333,913)        445,070      (1,138,839)           --            --             --
   Units:
    Gold/Mineral
     Exploration &
     Development           1,855,994           --         (16,805)             --    (1,839,189)           --             --
  ----------------------------------------------------------------------------------------------------------------------------
  Total Investments in
   Securities            $ 6,437,852    $(333,913)     $ (110,334)    $ 1,749,706   $(3,705,407)  $ 4,037,904     $  (89,863)
  ----------------------------------------------------------------------------------------------------------------------------
  GOLD AND PRECIOUS METALS
  Investments in
   Securities
   Common Stocks:
    Gold Mining          $        --    $      --      $       --     $   962,848   $        --   $   962,848     $       --
   Notes:
    Gold Mining              285,467      (92,754)        123,631        (316,344)           --            --             --
  ----------------------------------------------------------------------------------------------------------------------------
  Total Investments in
   Securities            $   285,467    $ (92,754)     $  123,631     $  (646,504)  $        --   $   962,848     $       --
  ----------------------------------------------------------------------------------------------------------------------------

  * The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2010

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2010.

                                                   SHARES OF AFFILIATED COMPANIES
HOLMES GROWTH FUND                  DECEMBER 31, 2009   ADDITIONS    REDUCTIONS    JUNE 30, 2010
-------------------------------------------------------------------------------------------------
MCO Capital, Inc.                       1,000,000               --           --      1,000,000

At June 30, 2010, the value of investments in affiliated companies was $77,498, representing 0.23% of net assets, and the total cost was $78,441. There were no realized gains or losses on transactions. There was no income earned for the period.

                                                   SHARES OF AFFILIATED COMPANIES
GLOBAL RESOURCES FUND               DECEMBER 31, 2009   ADDITIONS    REDUCTIONS    JUNE 30, 2010
-------------------------------------------------------------------------------------------------
Agriterra Ltd.                         46,380,108           15,256           --     46,395,364
Natasa Mining Ltd.                      1,099,160               --      (60,810)     1,038,350(a)
NiMin Energy Corp.                      2,631,580               --     (731,580)     1,900,000(a)
Range Energy Resources, Inc.
  (formerly Range Metals, Inc.)        15,000,000               --           --     15,000,000

At June 30, 2010, the value of investments in affiliated companies was $4,557,161, representing 0.73% of net assets, and the total cost was $10,431,063. Net realized losses on transactions were $543,497, and there was no income earned for the period.

                                                   SHARES OF AFFILIATED COMPANIES
WORLD PRECIOUS MINERALS FUND        DECEMBER 31, 2009   ADDITIONS    REDUCTIONS    JUNE 30, 2010
------------------------------------------------------------------------------------------------
Agriterra Ltd.                         28,207,200          509,744           --     28,716,944
Aldridge Minerals, Inc.                 1,145,100          154,900           --      1,300,000(a)
Candente Gold Corp.                     4,875,000          435,000           --      5,310,000
Carnavale Resources Ltd.                3,500,000               --           --      3,500,000(a)
Chesapeake Gold Corp.                   2,042,219            7,781     (442,900)     1,607,100(a)
Gran Colombia Gold, S.A.                       --       12,300,000           --     12,300,000
Hainan Mining Corp. plc                 2,018,700               --           --      2,018,700
Klondex Mines Ltd.                      2,575,000           25,000           --      2,600,000
Medoro Resources Ltd.                  10,687,557       11,600,000           --     22,287,557
Moss Lake Gold Mines Ltd.               3,182,000               --           --      3,182,000
Rochester Resources Ltd.                7,130,000          600,000           --      7,730,000
Romarco Minerals, Inc.                 16,845,706        4,270,000     (420,000)    20,695,706(a)
Rye Patch Gold Corp.                    3,800,000               --           --      3,800,000(a)

At June 30, 2010, the value of investments in affiliated companies was $28,212,871, representing 4.54% of net assets, and the total cost was $24,955,019. Net realized gains on transactions were $3,179,948, and there was no income earned for the period.

(a) At June 30, 2010, the company is no longer defined as an affiliate, although it was an affiliated company during the year.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2010

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                            ACQUISITION       COST PER
HOLMES GROWTH FUND                                             DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Grupo Empresarial Ibiza S.A., Convertible
      Debenture                                                   04/19/10      $100.00
    MCO Capital, Inc.                                             12/04/09        $0.08

As of June 30, 2010, the total cost of restricted securities was $458,441 and the total value was $457,498, representing 1.34% of net assets.

                                                            ACQUISITION       COST PER
GLOBAL MEGATRENDS FUND                                         DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Grupo Empresarial Ibiza S.A., Convertible
      Debenture                                                   04/19/10      $100.00

As of June 30, 2010, the total cost of restricted securities was $520,000 and the total value was $520,000, representing 2.65% of net assets.

                                                            ACQUISITION       COST PER
GLOBAL RESOURCES FUND                                          DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    GoviEX Uranium, Inc.                                          10/04/07        $1.96
    Grupo Empresarial Ibiza S.A., Convertible
      Debenture                                                   04/19/10      $100.00
    HRT Participacoes Em Petroleo                                 10/28/09    $1,412.00
    HRT Participacoes Em Petroleo, Warrants (November
      2013)                                                       10/28/09        $0.00
    I-Pulse, Inc. (formerly GoviEx IP Holdings, Inc.)             10/04/07        $1.88
    I-Pulse, Inc., Warrants (December 2010)                       10/04/07        $0.00
    Ivanhoe Nickel and Platinum Ltd.                              07/09/03        $5.00
    Lithium Americas Corp.                                        12/22/09        $1.42
    Osmium Holdings S.A.                                 10/22/96-01/29/98      $987.07
    Value Creation, Inc.                                          08/11/06       $10.60

As of June 30, 2010, the total cost of restricted securities was $20,754,342 and the total value was $17,919,583, representing 2.85% of net assets.

                                                            ACQUISITION       COST PER
WORLD PRECIOUS MINERALS FUND                                   DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Elissa Resources Ltd.                                         04/19/10        $0.00
    Gran Colombia Gold, S.A.                                      04/20/10        $0.25
    Hainan Mining Corp. plc                              08/31/06-05/16/07        $0.85
    Hainan Mining Corp. plc, Warrants (May 2011)                  05/16/07        $0.00
    Hainan Mining Corp. plc, Warrants (August 2011)               08/31/06        $0.00
    Ivanhoe Nickel and Platinum Ltd.                              07/09/03        $5.00
    Miocene Metals Ltd., Special Warrants (October
      2011)                                                       04/28/10        $0.00
    Osmium Holdings S.A.                                 10/22/96-01/29/98    $1,280.75
    Q2 Gold Resources, Inc.                                       06/18/07        $0.00
    Western Exploration & Development Ltd., 144A,
      Special
      Warrants (December 2049)                                    08/14/97        $0.50

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2010

As of June 30, 2010, the total cost of restricted securities was $6,915,129 and the total value was $4,037,904, representing 0.65% of net assets.

                                                            ACQUISITION       COST PER
GOLD AND PRECIOUS METALS FUND                                  DATE           SHARE/UNIT
----------------------------------------------------------------------------------------

    Gran Colombia Gold, S.A.                                      04/20/10        $0.25

As of June 30, 2010, the total cost of restricted securities was $1,026,643, and the total value was $962,848, representing 0.41% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                               $125,275,460
                                                              ============

ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 59,996,665
    Repurchase agreements                                       65,278,795
Cash                                                                   154
Receivables:
    Investments sold                                                    --
    Interest                                                            24
    Capital shares sold                                            334,975
    From adviser                                                    17,904
Other assets                                                        14,527
---------------------------------------------------------------------------
TOTAL ASSETS                                                   125,643,044
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Investments purchased                                       19,997,511
    Capital shares redeemed                                        354,218
    Dividends and distributions                                          6
    Accounts payable and accrued expenses                           18,581
    Due to custodian                                                    --
---------------------------------------------------------------------------
TOTAL LIABILITIES                                               20,370,316
---------------------------------------------------------------------------

NET ASSETS                                                    $105,272,728
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $105,271,803
Accumulated undistributed net investment income                      1,210
Accumulated net realized gain (loss) on investments                   (285)
Net unrealized appreciation of investments                              --
                                                              ------------
Net assets applicable to capital shares outstanding           $105,272,728
                                                              ============

BY SHARE CLASS

NET ASSETS
---------------------------------------------------------------------------
Investor class                                                $105,272,728

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
---------------------------------------------------------------------------
Investor class                                                 105,347,600

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
---------------------------------------------------------------------------
Investor class                                                $       1.00

See accompanying notes to financial statements.


144

                                                                                                    June 30, 2010


                                                             U.S. GOVERNMENT
                                                               SECURITIES           NEAR-TERM          TAX FREE
                                                              SAVINGS FUND        TAX FREE FUND          FUND
Investments, at identified cost                               $228,312,616         $25,167,197        $20,922,593
                                                              ============         ===========        ===========
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                $228,312,616         $23,402,168        $20,575,809
    Repurchase agreements                                               --           2,548,208          1,036,817
Cash                                                                   554                  --                154
Receivables:
    Investments sold                                                    --              25,000            106,458
    Interest                                                       125,035             301,335            272,560
    Capital shares sold                                            227,704             165,221            178,992
    From adviser                                                     9,601               3,674                220
Other assets                                                        24,795               2,182              2,659
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   228,700,305          26,447,788         22,173,669
------------------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                               --                  --                 --
    Capital shares redeemed                                        424,234               3,831              1,292
    Dividends and distributions                                         16               7,991             12,614
    Accounts payable and accrued expenses                           33,808              24,446             23,910
    Due to custodian                                                    --                 346                 --
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  458,058              36,614             37,816
------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    $228,242,247         $26,411,174        $22,135,853
                                                              ============         ===========        ===========

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                               $227,979,943         $25,895,799        $21,916,587
Accumulated undistributed net investment income                    261,366              21,345             36,979
Accumulated net realized gain (loss) on investments                    938            (289,149)          (507,746)
Net unrealized appreciation of investments                              --             783,179            690,033
                                                              ------------         -----------        -----------
Net assets applicable to capital shares outstanding           $228,242,247         $26,411,174        $22,135,853
                                                              ============         ===========        ===========

BY SHARE CLASS

NET ASSETS
------------------------------------------------------------------------------------------------------------------
Investor class                                                $228,242,247         $26,411,174        $22,135,853

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
------------------------------------------------------------------------------------------------------------------
Investor class                                                 228,408,919          11,830,040          1,795,559

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
------------------------------------------------------------------------------------------------------------------
Investor class                                                $       1.00         $      2.23        $     12.33

  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)


                                                 ALL AMERICAN      HOLMES GROWTH
                                                 EQUITY FUND           FUND
Investments, at identified cost                  $14,461,897        $29,654,552
                                                 ===========        ===========
ASSETS
--------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers           $13,016,568        $28,404,563
    Securities of affiliated issuers                      --             77,498
    Repurchase agreements                          1,671,027          3,935,510
Cash                                                     154                154
Foreign currencies (Cost $0, $808, $0, $90,413
    and $108,052)                                         --                796
Receivables:
    Investments sold                                 521,361          1,898,370
    Dividends and interest                            17,237             12,550
    Capital shares sold                               61,581                970
Other assets                                           8,030              9,543
--------------------------------------------------------------------------------
TOTAL ASSETS                                      15,295,958         34,339,954
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
    Investments purchased                                 --                 --
    Capital shares redeemed                           40,113              7,152
    Adviser and affiliates                            10,049             37,323
    Accounts payable and accrued expenses             26,909             32,799
    Written options at value (Premiums $0,
      $68,799, $0, $663,299 and $0)                       --             64,000
    Due to custodian                                      --                 --
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                     77,071            141,274
--------------------------------------------------------------------------------
NET ASSETS                                       $15,218,887        $34,198,680
                                                 ===========        ===========
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                  $19,559,630        $39,509,010
Accumulated undistributed net investment income
    (distributions in excess of net investment
    income)                                           12,339           (409,888)
Accumulated net realized loss on investments
    and foreign currencies                        (4,578,780)        (7,668,248)
Net unrealized appreciation (depreciation) of
    investments and other assets and
    liabilities denominated in foreign
    currencies                                       225,698          2,767,806
                                                 -----------        -----------
Net assets applicable to capital shares
    outstanding                                  $15,218,887        $34,198,680
                                                 ===========        ===========
BY SHARE CLASS

NET ASSETS
--------------------------------------------------------------------------------
Investor class                                   $15,218,887        $34,198,680
Institutional class                                      n/a                n/a

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER
OF NO PAR SHARES AUTHORIZED
--------------------------------------------------------------------------------
Investor class                                       810,453          2,246,059
Institutional class                                      n/a                n/a

NET ASSET VALUE, PUBLIC OFFERING PRICE,
REDEMPTION PRICE, PER SHARE
--------------------------------------------------------------------------------
Investor class                                   $     18.78        $     15.23
Institutional class                                      N/A                N/A

See accompanying notes to financial statements.

146


                                                                                                 June 30, 2010


                                                    GLOBAL MEGATRENDS      GLOBAL RESOURCES      WORLD PRECIOUS
                                                          FUND                   FUND            MINERALS FUND
Investments, at identified cost                        $18,304,901           $636,409,251         $566,293,802
                                                       ===========           ============         ============
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers                 $16,281,153           $518,403,659         $552,215,535
    Securities of affiliated issuers                            --              4,557,161           28,212,871
    Repurchase agreements                                1,951,062             66,666,988           39,471,105
Cash                                                            --                    154                  154
Foreign currencies (Cost $0, $808, $0, $90,413
    and $108,052)                                               --                 88,903              107,657
Receivables:
    Investments sold                                     1,295,307             39,469,104            3,963,004
    Dividends and interest                                 120,623                518,263               33,355
    Capital shares sold                                     13,349                259,754              209,498
Other assets                                                 9,396                 52,403              162,277
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                            19,670,890            630,016,389          624,375,456
---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                        4                 40,752              612,666
    Capital shares redeemed                                 20,580                949,967              707,365
    Adviser and affiliates                                   8,198                810,177              907,393
    Accounts payable and accrued expenses                   25,689                130,367              113,656
    Written options at value (Premiums $0,
      $68,799, $0, $663,299 and $0)                             --                217,500                   --
    Due to custodian                                        13,679                     --                   --
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           68,150              2,148,763            2,341,080
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                             $19,602,740           $627,867,626         $622,034,376
                                                       ===========           ============         ============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Paid-in capital                                        $34,628,406          1$,118,402,202        $701,332,756
Accumulated undistributed net investment income
    (distributions in excess of net investment
    income)                                                102,874             (9,184,575)         (37,608,481)
Accumulated net realized loss on investments
    and foreign currencies                             (15,055,348)          (435,011,123)         (95,304,249)
Net unrealized appreciation (depreciation) of
    investments and other assets and
    liabilities denominated in foreign
    currencies                                             (73,192)           (46,338,878)          53,614,350
                                                       -----------           ------------         ------------
Net assets applicable to capital shares
    outstanding                                        $19,602,740           $627,867,626         $622,034,376
                                                       ===========           ============         ============
BY SHARE CLASS

NET ASSETS
---------------------------------------------------------------------------------------------------------------
Investor class                                         $19,593,545           $624,221,182         $622,024,033
Institutional class                                          9,195              3,646,444               10,343

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER
OF NO PAR SHARES AUTHORIZED
---------------------------------------------------------------------------------------------------------------
Investor class                                           2,720,844             75,259,836           34,717,437
Institutional class                                          1,276                438,911                  576

NET ASSET VALUE, PUBLIC OFFERING PRICE,
REDEMPTION PRICE, PER SHARE
---------------------------------------------------------------------------------------------------------------
Investor class                                         $      7.20           $       8.29         $      17.92
Institutional class                                           7.21                   8.31                17.96

  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                              GOLD AND PRECIOUS
                                                                 METALS FUND
Investments, at identified cost                                 $188,954,192
                                                                ============
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $215,165,100
    Repurchase agreements                                         14,594,286
Cash                                                                     154
Foreign currencies (Cost $222,790, $46,947, $6,046 and
  $294,495)                                                          221,974
Receivables:
    Investments sold                                               5,606,807
    Dividends and interest                                            26,335
    Capital shares sold                                              297,234
Other assets                                                          29,863
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     235,941,753
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                                            249,089
    Capital shares redeemed                                          290,797
    Adviser and affiliates                                           309,179
    Accounts payable and accrued expenses                             69,760
    Written options at value (Premiums $15,950, $0,
      $0 and $0)                                                       6,000
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    924,825
-------------------------------------------------------------------------------

NET ASSETS                                                      $235,016,928
                                                                ============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                                  208,058,392
Distributions in excess of net investment income                  (3,742,492)
Accumulated net realized loss on investments and foreign
  currencies                                                     (10,099,890)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies               40,800,918
                                                                ------------
Net assets applicable to capital shares outstanding             $235,016,928
                                                                ============

BY SHARE CLASS

NET ASSETS
-------------------------------------------------------------------------------
Investor class                                                  $235,016,928

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
-------------------------------------------------------------------------------
Investor class                                                    14,176,137

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
-------------------------------------------------------------------------------
Investor class                                                  $      16.58

See accompanying notes to financial statements.

148

                                                                                                     June 30, 2010

                                                                 EASTERN         GLOBAL EMERGING         CHINA
                                                              EUROPEAN FUND       MARKETS FUND        REGION FUND
Investments, at identified cost                                $323,900,334         $11,107,758        $40,225,420
                                                               ============         ===========        ===========
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                 $332,819,827         $10,585,341        $39,123,381
    Repurchase agreements                                        27,763,182             682,143          5,950,025
Cash                                                                201,948                 154              5,024
Foreign currencies (Cost $222,790, $46,947, $6,046 and
  $294,495)                                                          46,438               5,993            292,260
Receivables:
    Investments sold                                             10,913,021             514,522          2,265,714
    Dividends and interest                                        1,829,673              17,250             96,970
    Capital shares sold                                              77,937               5,499             39,495
Other assets                                                         35,682              16,883             13,877
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    373,687,708          11,827,785         47,786,746
------------------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                           943,982                  --                 --
    Capital shares redeemed                                         240,261               3,980             35,455
    Adviser and affiliates                                          490,954               7,607             73,082
    Accounts payable and accrued expenses                           136,657              55,452             52,107
    Written options at value (Premiums $15,950, $0,
      $0 and $0)                                                         --                  --                 --
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 1,811,854              67,039            160,644
------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                     $371,875,854         $11,760,746        $47,626,102
                                                               ============         ===========        ===========

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                $721,154,493         $25,065,309        $65,652,958
Distributions in excess of net investment income                   (628,189)           (103,159)          (919,038)
Accumulated net realized loss on investments and foreign
  currencies                                                   (385,340,398)        (13,361,089)       (21,954,029)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies              36,689,948             159,685          4,846,211
                                                               ------------         -----------        -----------
Net assets applicable to capital shares outstanding            $371,875,854         $11,760,746        $47,626,102
                                                               ============         ===========        ===========

BY SHARE CLASS

NET ASSETS
------------------------------------------------------------------------------------------------------------------
Investor class                                                 $371,875,854         $11,760,746        $47,626,102

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
------------------------------------------------------------------------------------------------------------------
Investor class                                                   45,522,383           1,573,051          5,984,084

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
------------------------------------------------------------------------------------------------------------------
Investor class                                                 $       8.17         $      7.48        $      7.96


  STATEMENTS OF OPERATIONS (UNAUDITED)

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $  71,545

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                               262,544
    Administrative services fee                                   42,007
    Transfer agent fees and expenses                             117,770
    Accounting service fees and expenses                          10,172
    Professional fees                                             17,012
    Custodian fees                                                29,320
    Shareholder reporting expenses                                12,926
    Registration fees                                             11,287
    Trustee fees and expenses                                      9,397
    Miscellaneous expenses                                        18,148
                                                               ---------
        Total expenses before reductions                         530,583
    Expenses offset - Note 1 H                                        --
    Expenses reimbursed - Note 3                                (464,294)
                                                               ---------
        NET EXPENSES                                              66,289

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                              5,256
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Realized gain (loss) from securities                              --
    Net change in unrealized appreciation of Investments              --
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       --
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $   5,256
                                                               =========
See accompanying notes to financial statements.

150

                                                                       For the Six Months Ended June 30, 2010

                                                              U.S. GOVERNMENT     NEAR-TERM
                                                                SECURITIES        TAX FREE
                                                               SAVINGS FUND         FUND        TAX FREE FUND
NET INVESTMENT INCOME

INCOME:
-------------------------------------------------------------------------------------------------------------
    Interest and other                                           $ 201,960       $ 367,751       $ 472,641

EXPENSES:
-------------------------------------------------------------------------------------------------------------
    Management fee                                                 598,538          61,050          81,043
    Administrative services fee                                     95,842           9,768           8,645
    Transfer agent fees and expenses                               148,540          26,635          25,674
    Accounting service fees and expenses                            20,065          19,091          17,408
    Professional fees                                               22,961          18,456          17,626
    Custodian fees                                                  28,926           6,345           5,152
    Shareholder reporting expenses                                  19,377           1,959           2,337
    Registration fees                                               13,320           9,121           8,235
    Trustee fees and expenses                                        9,397           9,396           9,396
    Miscellaneous expenses                                          34,053           3,758           4,333
                                                                 ---------       ---------       ---------
        Total expenses before reductions                           991,019         165,579         179,849
    Expenses offset - Note 1 H                                          --             (56)            (85)
    Expenses reimbursed - Note 3                                  (801,036)       (110,578)       (104,124)
                                                                 ---------       ---------       ---------
        NET EXPENSES                                               189,983          54,945          75,640

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               11,977         312,806         397,001
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Realized gain (loss) from securities                               938            (444)         13,128
    Net change in unrealized appreciation of Investments                --         198,324         209,835
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        938         197,880         222,963
-------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $  12,915       $ 510,686       $ 619,964
                                                                 =========       =========       =========

  STATEMENTS OF OPERATIONS (UNAUDITED)

                                                              ALL AMERICAN       HOLMES
                                                               EQUITY FUND    GROWTH FUND
NET INVESTMENT INCOME

INCOME:
------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers                       $   172,381    $    33,400
    Foreign tax withheld on dividends                                (132)          (789)
                                                              -----------    -----------
        Net dividends                                             172,249         32,611
    Interest and other                                                728         13,740
                                                              -----------    -----------
        TOTAL INCOME                                              172,977         46,351
EXPENSES:
------------------------------------------------------------------------------------------
    Management fee                                                 45,992        138,646
    Administrative services fee                                     6,551         14,648
    Administrative services fee - Investor class                       --             --
    Administrative services fee - Institutional
      class                                                            --             --
    Transfer agent fees and expenses - Investor
      class                                                        51,472         48,397
    Transfer agent fees and expenses - Institutional
      class                                                            --             --
    Accounting service fees and expenses                           10,106         13,190
    Professional fees                                              19,239         19,840
    Professional fees - Investor class                                 --             --
    Professional fees - Institutional class                            --             --
    Distribution plan fee                                          20,472         45,776
    Custodian fees                                                 10,008         22,040
    Shareholder reporting expenses - Investor class                10,552          7,816
    Shareholder reporting expenses - Institutional
      class                                                            --             --
    Registration fees                                               8,824          8,084
    Registration fees - Investor class                                 --             --
    Registration fees - Institutional class                            --             --
    Trustee fees and expenses                                       9,397          9,397
    Miscellaneous expenses                                         11,173         13,120
                                                              -----------    -----------
        Total expenses before reductions                          203,786        340,954
    Expenses offset - Note 1 H                                       (117)           (70)
    Expenses reimbursed - Note 3                                  (43,031)           (20)
                                                              -----------    -----------
        NET EXPENSES                                              160,638        340,864

------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       12,339       (294,513)
------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                    1,606,375      2,870,066
        Securities from affiliated issuers                             --             --
        Written options                                            16,252        (19,931)
        Foreign currency transactions                                  --         (6,789)
                                                              -----------    -----------
        NET REALIZED GAIN                                       1,622,627      2,843,346
                                                              -----------    -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                            (2,290,769)    (3,172,259)
        Written options                                               672          6,311
        Other assets and liabilities denominated in
          foreign currencies                                            1            193
                                                              -----------    -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)             (2,290,096)    (3,165,755)
------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                                     (667,469)      (322,409)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                   $  (655,130)   $  (616,922)
                                                              ===========    ===========

See accompanying notes to financial statements.

152

                                                                               For the Six Months Ended June 30, 2010

                                                      GLOBAL MEGATRENDS        GLOBAL RESOURCES        WORLD PRECIOUS
                                                             FUND                    FUND               MINERALS FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers                  $   344,056             $  2,330,992            $   487,452
    Foreign tax withheld on dividends                        (20,929)                (103,614)               (46,598)
                                                         -----------             ------------            -----------
        Net dividends                                        323,127                2,227,378                440,854
    Interest and other                                        17,319                  277,396                 81,079
                                                         -----------             ------------            -----------
        TOTAL INCOME                                         340,446                2,504,774                521,933
EXPENSES:
----------------------------------------------------------------------------------------------------------------------
    Management fee                                           106,105                3,638,297              3,821,028
    Administrative services fee                                6,632                  191,548                167,383
    Administrative services fee - Investor class               3,255                   96,525                 87,193
    Administrative services fee - Institutional
      class                                                        1                      235                      1
    Transfer agent fees and expenses - Investor
      class                                                   49,792                  862,833                626,178
    Transfer agent fees and expenses - Institutional
      class                                                    4,746                    4,738                  4,746
    Accounting service fees and expenses                      17,373                  121,952                106,059
    Professional fees                                         18,237                   49,569                 56,268
    Professional fees - Investor class                           601                      601                    601
    Professional fees - Institutional class                    1,246                    1,246                  1,246
    Distribution plan fee                                     30,891                  899,155                795,544
    Custodian fees                                            22,510                   93,196                127,095
    Shareholder reporting expenses - Investor class            6,865                  123,500                 73,821
    Shareholder reporting expenses - Institutional
      class                                                      432                      568                    432
    Registration fees                                          8,267                   16,334                 17,584
    Registration fees - Investor class                           139                      131                    131
    Registration fees - Institutional class                    5,767                    5,767                  5,767
    Trustee fees and expenses                                  9,400                    9,398                  9,397
    Miscellaneous expenses                                    12,592                   70,250                 61,405
                                                         -----------             ------------            -----------
        Total expenses before reductions                     304,851                6,185,843              5,961,879
    Expenses offset - Note 1 H                                   (69)                    (100)                   (48)
    Expenses reimbursed - Note 3                             (31,838)                 (12,555)               (12,192)
                                                         -----------             ------------            -----------
        NET EXPENSES                                         272,944                6,173,188              5,949,639

----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  67,502               (3,668,414)            (5,427,706)
----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers               1,003,432               63,989,003             15,358,235
        Securities from affiliated issuers                        --                 (543,497)             3,179,948
        Written options                                       13,370                 (157,855)               210,890
        Foreign currency transactions                         (3,945)                  10,959               (434,716)
                                                         -----------             ------------            -----------
        NET REALIZED GAIN                                  1,012,857               63,298,610             18,314,357
                                                         -----------             ------------            -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                       (3,923,722)            (104,545,303)             4,555,204
        Written options                                           --                  356,318                     --
        Other assets and liabilities denominated in
          foreign currencies                                    (365)                  (2,373)               (23,575)
                                                         -----------             ------------            -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)        (3,924,087)            (104,191,358)             4,531,629
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                              (2,911,230)             (40,892,748)            22,845,986
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                              $(2,843,728)            $(44,561,162)           $17,418,280
                                                         ===========             ============            ===========

  STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                 GOLD AND PRECIOUS
                                                                    METALS FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------
    Dividends                                                       $   335,783
    Foreign tax withheld on dividends                                   (32,671)
                                                                    -----------
        Net dividends                                                   303,112
    Interest and other                                                   28,617
                                                                    -----------
        TOTAL INCOME                                                    331,729

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                                    1,289,112
    Administrative services fee                                          90,295
    Transfer agent fees and expenses                                    223,273
    Accounting service fees and expenses                                 45,995
    Professional fees                                                    28,803
    Distribution plan fee                                               282,171
    Custodian fees                                                       71,702
    Shareholder reporting expenses                                       44,034
    Registration fees                                                    14,478
    Trustee fees and expenses                                             9,397
    Miscellaneous expenses                                               39,321
                                                                    -----------
        Total expenses before reductions                              2,138,581
    Expenses offset - Note 1 H                                              (24)
    Expenses reimbursed - Note 3                                             --
                                                                    -----------
        NET EXPENSES                                                  2,138,557

----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         (1,806,828)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                         13,555,374
        Written options                                                  62,961
        Foreign currency transactions                                  (103,009)
                                                                    -----------
        NET REALIZED GAIN                                            13,515,326
                                                                    -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                                   3,484,350
        Written options                                                   9,950
        Other assets and liabilities denominated in
          foreign currencies                                            (31,278)
                                                                    -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)                    3,463,022

----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               16,978,348
----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $15,171,520
                                                                    ===========
See accompanying notes to financial statements.

154

                                                                                     For the Six Months Ended June 30, 2010

                                                                  EASTERN EUROPEAN       GLOBAL EMERGING       CHINA REGION
                                                                        FUND              MARKETS FUND             FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------------------------------------------------------
    Dividends                                                       $  4,127,831            $ 115,706          $   344,450
    Foreign tax withheld on dividends                                   (565,355)              (9,485)             (24,396)
                                                                    ------------            ---------          -----------
        Net dividends                                                  3,562,476              106,221              320,054
    Interest and other                                                    21,768                  423                4,158
                                                                    ------------            ---------          -----------
        TOTAL INCOME                                                   3,584,244              106,644              324,212

EXPENSES:
---------------------------------------------------------------------------------------------------------------------------
    Management fee                                                     2,247,030               74,626              273,898
    Administrative services fee                                          175,958                5,230               20,894
    Transfer agent fees and expenses                                     538,080               37,747               91,152
    Accounting service fees and expenses                                  80,824               15,075               21,229
    Professional fees                                                     31,741               25,110               24,369
    Distribution plan fee                                                549,868               16,343               65,293
    Custodian fees                                                       340,195               25,527               31,787
    Shareholder reporting expenses                                        70,590                5,396               15,553
    Registration fees                                                     10,556                8,863                9,877
    Trustee fees and expenses                                              9,397                9,397                9,397
    Miscellaneous expenses                                                47,949               15,676               18,280
                                                                    ------------            ---------          -----------
        Total expenses before reductions                               4,102,188              238,990              581,729
    Expenses offset - Note 1 H                                               (68)                 (86)                 (39)
    Expenses reimbursed - Note 3                                              --              (48,245)                (163)
                                                                    ------------            ---------          -----------
        NET EXPENSES                                                   4,102,120              190,659              581,527

---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            (517,876)             (84,015)            (257,315)
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                             744,942                1,095            2,815,925
        Written options                                                       --                6,463               22,204
        Foreign currency transactions                                   (256,061)              (2,306)             (19,096)
                                                                    ------------            ---------          -----------
        NET REALIZED GAIN                                                488,881                5,252            2,819,033
                                                                    ------------            ---------          -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                                  (44,291,537)            (723,252)          (5,274,387)
        Written options                                                       --                   --                   --
        Other assets and liabilities denominated in
          foreign currencies                                              35,758                  (94)              (7,861)
                                                                    ------------            ---------          -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)                   (44,255,779)            (723,346)          (5,282,248)

---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (43,766,898)            (718,094)          (2,463,215)
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $(44,284,774)           $(802,109)         $(2,720,530)
                                                                    ============            =========          ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                             U.S. TREASURY SECURITIES
                                                                    CASH FUND
                                                         --------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED
                                                          JUNE 30, 2010      DECEMBER 31,
                                                           (UNAUDITED)           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment income                                  $      5,256      $     11,265
    Net realized gain (loss)                                         --                --
    Net unrealized appreciation                                      --                --
                                                           ------------      ------------
        NET INCREASE IN NET ASSETS FROM OPERATIONS                5,256            11,265

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income
        Investor class                                           (4,875)          (10,436)
                                                           ------------      ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (4,875)          (10,436)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                       68,506,797       153,649,644
    Distributions reinvested
        Investor class                                            4,745            10,353
                                                           ------------      ------------
                                                             68,511,542       153,659,997
    Cost of shares redeemed
        Investor class                                      (67,128,583)     (171,181,575)
                                                           ------------      ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                            1,382,959       (17,521,578)

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                         1,383,340       (17,520,749)
-----------------------------------------------------------------------------------------


NET ASSETS
Beginning of period                                         103,889,388       121,410,137

-----------------------------------------------------------------------------------------
END OF PERIOD                                              $105,272,728      $103,889,388
-----------------------------------------------------------------------------------------
Accumulated undistributed net investment income, end of
 period                                                    $      1,210      $        829
                                                           ============      ============

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                              68,506,797       153,649,644
    Shares reinvested                                             4,745            10,353
    Shares redeemed                                         (67,128,583)     (171,181,575)
                                                           ------------      ------------
        NET SHARE ACTIVITY                                    1,382,959       (17,521,578)
                                                           ============      ============

See accompanying notes to financial statements.

156


                                                               U.S. GOVERNMENT SECURITIES
                                                                      SAVINGS FUND                 NEAR-TERM TAX FREE FUND
                                                             -------------------------------   -------------------------------
                                                             SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                              JUNE 30, 2010     DECEMBER 31,    JUNE 30, 2010     DECEMBER 31,
                                                               (UNAUDITED)          2009         (UNAUDITED)          2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                      $     11,977     $    333,999     $   312,806      $   495,023
    Net realized gain (loss)                                            938               --            (444)            (722)
    Net unrealized appreciation                                          --               --         198,324          427,850
                                                               ------------     ------------     -----------      -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS                   12,915          333,999         510,686          922,151

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                              (11,345)        (334,574)       (312,936)        (494,773)
                                                               ------------     ------------     -----------      -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (11,345)        (334,574)       (312,936)        (494,773)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                           78,542,914      151,396,515       6,262,577       14,685,709
    Distributions reinvested
        Investor class                                               11,017          319,050         269,366          402,076
                                                               ------------     ------------     -----------      -----------
                                                                 78,553,931      151,715,565       6,531,943       15,087,785
    Cost of shares redeemed
        Investor class                                         (103,544,892)    (256,393,375)     (3,655,598)      (6,167,222)
                                                               ------------     ------------     -----------      -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                              (24,990,961)    (104,677,810)      2,876,345        8,920,563

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                           (24,989,391)    (104,678,385)      3,074,095        9,347,941
------------------------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of period                                             253,231,638      357,910,023      23,337,079       13,989,138

------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                  $228,242,247     $253,231,638     $26,411,174      $23,337,079
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income, end of
 period                                                        $    261,366     $    260,734     $    21,345      $    21,475
                                                               ============     ============     ===========      ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                  78,542,914      151,396,515       2,815,557        6,661,147
    Shares reinvested                                                11,017          319,050         121,175          182,801
    Shares redeemed                                            (103,544,892)    (256,393,375)     (1,645,963)      (2,790,990)
                                                               ------------     ------------     -----------      -----------
        NET SHARE ACTIVITY                                      (24,990,961)    (104,677,810)      1,290,769        4,052,958
                                                               ============     ============     ===========      ===========


  STATEMENTS OF CHANGES IN NET ASSETS

                                                                   TAX FREE FUND
                                                          --------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2010      DECEMBER 31,
                                                            (UNAUDITED)           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                            $   397,001       $   715,558
    Net realized gain (loss)                                     13,128             1,626
    Net unrealized appreciation (depreciation)                  209,835           700,396
                                                            -----------       -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                            619,964         1,417,580

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                         (394,162)         (715,942)
                                                            -----------       -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (394,162)         (715,942)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                        3,589,358         9,240,470
    Distributions reinvested
        Investor class                                          321,076           557,292
    Proceeds from short-term trading fees
        Investor class                                               --                --
                                                            -----------       -----------
                                                              3,910,434         9,797,762
    Cost of shares redeemed
        Investor class                                       (4,102,462)       (5,343,353)
                                                            -----------       -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                           (192,028)        4,454,409

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                            33,774         5,156,047
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                          22,102,079        16,946,032

------------------------------------------------------------------------------------------
END OF PERIOD                                               $22,135,853       $22,102,079
------------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
 (distributions in excess of net investment income), end
 of period                                                  $    36,979       $    34,140
                                                            ===========       ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                 291,725           759,141
    Shares reinvested                                            26,152            46,071
    Shares redeemed                                            (333,815)         (439,867)
                                                            -----------       -----------
        NET SHARE ACTIVITY                                      (15,938)          365,345
                                                            ===========       ===========

See accompanying notes to financial statements.

158


                                                             ALL AMERICAN EQUITY FUND             HOLMES GROWTH FUND
                                                          -------------------------------   -------------------------------
                                                          SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                           JUNE 30, 2010     DECEMBER 31,    JUNE 30, 2010     DECEMBER 31,
                                                            (UNAUDITED)          2009         (UNAUDITED)          2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                            $    12,339      $  (113,977)     $  (294,513)     $  (320,658)
    Net realized gain (loss)                                  1,622,627         (997,174)       2,843,346       (5,028,765)
    Net unrealized appreciation (depreciation)               (2,290,096)       3,091,465       (3,165,755)      12,371,233
                                                            -----------      -----------      -----------      -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                           (655,130)       1,980,314         (616,922)       7,021,810

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                               --          (91,991)              --               --
                                                            -----------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --          (91,991)              --               --

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                        1,289,074        2,018,841        1,664,217        2,773,433
    Distributions reinvested
        Investor class                                               --           90,879               --               --
    Proceeds from short-term trading fees
        Investor class                                              149              469              237              132
                                                            -----------      -----------      -----------      -----------
                                                              1,289,223        2,110,189        1,664,454        2,773,565
    Cost of shares redeemed
        Investor class                                       (1,851,449)      (3,796,615)      (3,997,830)      (5,134,081)
                                                            -----------      -----------      -----------      -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                           (562,226)      (1,686,426)      (2,333,376)      (2,360,516)

---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        (1,217,356)         201,897       (2,950,298)       4,661,294
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                          16,436,243       16,234,346       37,148,978       32,487,684

---------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $15,218,887      $16,436,243      $34,198,680      $37,148,978
---------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
 (distributions in excess of net investment income), end
 of period                                                  $    12,339      $        --      $  (409,888)     $  (115,375)
                                                            ===========      ===========      ===========      ===========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                  65,318          117,450          103,102          217,283
    Shares reinvested                                                --            4,761               --               --
    Shares redeemed                                             (93,239)        (220,835)        (248,135)        (366,984)
                                                            -----------      -----------      -----------      -----------
        NET SHARE ACTIVITY                                      (27,921)         (98,624)        (145,033)        (149,701)
                                                            ===========      ===========      ===========      ===========


  STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GLOBAL MEGATRENDS
                                                                        FUND
                                                          --------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2010      DECEMBER 31,
                                                            (UNAUDITED)           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                            $    67,502       $   119,187
    Net realized gain (loss)                                  1,012,857        (1,465,573)
    Net unrealized appreciation (depreciation)               (3,924,087)        8,655,684
                                                            -----------       -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                         (2,843,728)        7,309,298

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                               --           (86,578)
                                                            -----------       -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --           (86,578)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                        3,526,244        11,166,132
        Institutional class(a)                                   10,000                --
    Distributions reinvested
        Investor class                                               --            81,740
    Proceeds from short-term trading fees
        Investor class                                              122             1,360
        Institutional class(a)                                       --                --
                                                            -----------       -----------
                                                              3,536,366        11,249,232
    Cost of shares redeemed
        Investor class                                       (9,647,213)      (11,949,778)
        Institutional class(a)                                       --                --
                                                            -----------       -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                         (6,110,847)         (700,546)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        (8,954,575)        6,522,174
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                          28,557,315        22,035,141
------------------------------------------------------------------------------------------
END OF PERIOD                                               $19,602,740       $28,557,315
------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment income), end
 of period                                                  $   102,874       $    35,372
                                                            ===========       ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                 443,712         1,647,632
    Shares reinvested                                                --            10,129
    Shares redeemed                                          (1,225,119)       (1,665,659)
                                                            -----------       -----------
        NET SHARE ACTIVITY                                     (781,407)           (7,898)
                                                            ===========       ===========
    Institutional class(a):
    Shares sold                                                   1,276                --
    Shares reinvested                                                --                --
    Shares redeemed                                                  --                --
                                                            -----------       -----------
        NET SHARE ACTIVITY                                        1,276                --
                                                            ===========       ===========

(a)Institutional class commenced operations on March 1, 2010.
See accompanying notes to financial statements.

160


                                                                                               WORLD PRECIOUS MINERALS
                                                              GLOBAL RESOURCES FUND                     FUND
                                                         -------------------------------   -------------------------------
                                                         SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                          JUNE 30, 2010     DECEMBER 31,    JUNE 30, 2010     DECEMBER 31,
                                                           (UNAUDITED)          2009         (UNAUDITED)          2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                          $  (3,668,414)   $    (455,031)   $  (5,427,706)   $  (6,444,886)
    Net realized gain (loss)                                 63,298,610      (49,597,871)      18,314,357       24,568,769
    Net unrealized appreciation (depreciation)             (104,191,358)     350,482,946        4,531,629      292,475,132
                                                          -------------    -------------    -------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                        (44,561,162)     300,430,044       17,418,280      310,599,015

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                               --               --               --      (24,089,084)
                                                          -------------     ------------     ------------     ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --               --               --      (24,089,084)

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                       82,811,820      181,440,914       96,756,030      139,489,345
        Institutional class(a)                                4,369,532               --           10,000               --
    Distributions reinvested
        Investor class                                               --               --               --       23,204,309
    Proceeds from short-term trading fees
        Investor class                                           24,527           30,658           80,011           58,946
        Institutional class(a)                                        2               --               --               --
                                                          -------------    -------------    -------------    -------------
                                                             87,205,881      181,471,572       96,846,041      162,752,600
    Cost of shares redeemed
        Investor class                                     (154,811,571)    (206,354,015)    (131,265,263)    (169,346,997)
        Institutional class(a)                                  (37,111)              --               --               --
                                                          -------------    -------------    -------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                        (67,642,801)     (24,882,443)     (34,419,222)      (6,594,397)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                      (112,203,963)     275,547,601      (17,000,942)     279,915,534
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                         740,071,589      464,523,988      639,035,318      359,119,784
--------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                             $ 627,867,626    $ 740,071,589    $ 622,034,376    $ 639,035,318
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment income), end
 of period                                                $  (9,184,575)   $  (5,516,161)   $ (37,608,481)   $ (32,180,775)
                                                          =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                               9,004,826       26,149,328        5,433,820       10,066,467
    Shares reinvested                                                --               --               --        1,380,387
    Shares redeemed                                         (17,370,496)     (30,816,159)      (7,393,675)     (12,317,772)
                                                          -------------    -------------    -------------    -------------
        NET SHARE ACTIVITY                                   (8,365,670)      (4,666,831)      (1,959,855)        (870,918)
                                                          =============    =============    =============    =============
    Institutional class(a):
    Shares sold                                                 443,190               --              576               --
    Shares reinvested                                                --               --               --               --
    Shares redeemed                                              (4,279)              --               --               --
                                                          -------------     ------------     ------------    -------------
        NET SHARE ACTIVITY                                      438,911               --              576               --
                                                          =============    =============    =============    =============


  STATEMENTS OF CHANGES IN NET ASSETS

                                                                GOLD AND PRECIOUS
                                                                   METALS FUND
                                                         --------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED
                                                          JUNE 30, 2010      DECEMBER 31,
                                                           (UNAUDITED)           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment income (loss)                           $ (1,806,828)    $  (2,470,350)
    Net realized gain (loss)                                 13,515,326        24,636,372
    Net unrealized appreciation (depreciation)                3,463,022        54,750,243
                                                           ------------     -------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                         15,171,520        76,916,265

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income
        Investor class                                               --          (605,996)
                                                           ------------     -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --          (605,996)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                       40,154,105        69,373,429
    Distributions reinvested
        Investor class                                               --           576,071
    Proceeds from short-term trading fees
        Investor class                                           57,642            65,721
                                                           ------------     -------------
                                                             40,211,747        70,015,221
    Cost of shares redeemed
        Investor class                                      (54,759,725)     (104,137,668)
                                                           ------------     -------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                        (14,547,978)      (34,122,447)

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                           623,542        42,187,822
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                         234,393,386       192,205,564

-----------------------------------------------------------------------------------------
END OF PERIOD                                              $235,016,928     $ 234,393,386
-----------------------------------------------------------------------------------------

Distributions in excess of net investment income, end
 of period                                                 $ (3,742,492)    $  (1,935,664)
                                                           ============     =============

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                               2,515,768         5,480,136
    Shares reinvested                                                --            37,166
    Shares redeemed                                          (3,497,871)       (8,113,350)
                                                           ------------     -------------
        NET SHARE ACTIVITY                                     (982,103)       (2,596,048)
                                                           ============     =============

See accompanying notes to financial statements.

162


                                                                                               GLOBAL EMERGING MARKETS
                                                              EASTERN EUROPEAN FUND                     FUND
                                                         -------------------------------   -------------------------------
                                                         SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                          JUNE 30, 2010     DECEMBER 31,    JUNE 30, 2010     DECEMBER 31,
                                                           (UNAUDITED)          2009         (UNAUDITED)          2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                           $   (517,876)   $      12,626     $   (84,015)     $   (87,232)
    Net realized gain (loss)                                    488,881     (259,277,580)          5,252       (5,043,969)
    Net unrealized appreciation (depreciation)              (44,255,779)     465,669,916        (723,346)       9,749,634
                                                           ------------    -------------     -----------      -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                        (44,284,774)     206,404,962        (802,109)       4,618,433

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                               --               --              --               --
                                                           ------------    -------------     -----------      -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --               --              --               --

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                       21,515,716       60,092,169         911,638        2,643,707
    Distributions reinvested
        Investor class                                               --               --              --               --
    Proceeds from short-term trading fees
        Investor class                                          126,380          259,343           7,427            8,428
                                                           ------------    -------------     -----------      -----------
                                                             21,642,096       60,351,512         919,065        2,652,135
    Cost of shares redeemed
        Investor class                                      (69,890,347)    (119,667,750)     (2,175,408)      (3,114,125)
                                                           ------------    -------------     -----------      -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                        (48,248,251)     (59,316,238)     (1,256,343)        (461,990)

--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       (92,533,025)     147,088,724      (2,058,452)       4,156,443
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                         464,408,879      317,320,155      13,819,198        9,662,755

--------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                              $371,875,854    $ 464,408,879     $11,760,746      $13,819,198
--------------------------------------------------------------------------------------------------------------------------

Distributions in excess of net investment income, end
 of period                                                 $   (628,189)   $    (110,313)    $  (103,159)     $   (19,144)
                                                           ============    =============     ===========      ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                               2,260,337        8,490,410         114,170          401,295
    Shares reinvested                                                --               --              --               --
    Shares redeemed                                          (7,720,080)     (19,544,443)       (279,740)        (488,408)
                                                           ------------    -------------     -----------      -----------
        NET SHARE ACTIVITY                                   (5,459,743)     (11,054,033)       (165,570)         (87,113)
                                                           ============    =============     ===========      ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                 CHINA REGION FUND
                                                          --------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2010      DECEMBER 31,
                                                            (UNAUDITED)           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment loss                                    $   (257,315)     $   (377,483)
    Net realized gain                                         2,819,033         7,910,825
    Net unrealized appreciation (depreciation)               (5,282,248)       11,635,412
                                                           ------------      ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          OPERATIONS                                         (2,720,530)       19,168,754

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                                       --                --
        Investor class                                               --                --
                                                           ------------      ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --                --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                        5,173,574        17,131,885
    Distributions reinvested
        Investor class                                               --                --
    Proceeds from short-term trading fees
        Investor class                                           23,918            85,053
                                                           ------------      ------------
                                                              5,197,492        17,216,938
    Cost of shares redeemed
        Investor class                                      (11,174,180)      (18,410,242)
                                                           ------------      ------------
        NET DECREASE IN NET ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                                       (5,976,688)       (1,193,304)

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        (8,697,218)       17,975,450
------------------------------------------------------------------------------------------


NET ASSETS
Beginning of period                                          56,323,320        38,347,870

------------------------------------------------------------------------------------------
END OF PERIOD                                              $ 47,626,102      $ 56,323,320
------------------------------------------------------------------------------------------

Distributions in excess of net investment income, end of
 period                                                    $   (919,038)     $   (661,723)
                                                           ============      ============

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                 631,657         2,675,507
    Shares reinvested                                                --                --
    Shares redeemed                                          (1,387,621)       (2,794,611)
                                                           ------------      ------------
        NET SHARE ACTIVITY                                     (755,964)         (119,104)
                                                           ============      ============

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region. A nondiversified fund may invest a significant portion of its assets in a small number of companies.

 Effective March 1, 2010, Global MegaTrends, Global Resources and World Precious Minerals Funds offered a new Institutional class of shares (Institutional Class). For all funds, the class existing prior to March 1, 2010, was renamed the Investor Class (Investor Class).

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S.
 generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value. An independent pricing service values municipal securities, long-term U.S. Government obligations and corporate debt securities using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities. At June 30, 2010, this model was used to value certain foreign securities in All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Previous Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds (Equity Funds).

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund's share class based on their respective net assets.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 The Equity Funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a Fund's performance in the same way in the future.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 E. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 F. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2009 tax returns. Tax years 2005 through 2008 remain subject to examination by major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds have no examinations in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes.

 H. EXPENSES
 Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the Holmes Growth, Global MegaTrends and Global Resources Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the World Precious Minerals and Gold and Precious Metals Funds 30 days or less are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Shares held in the China Region Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 J. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 K. SUBSEQUENT EVENTS EVALUATION
 Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 L. NEW ACCOUNTING PRONOUNCEMENTS
 In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements. This ASU adds new requirements for disclosures into and out of Levels 1 and 2 fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level 3 reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009, and has been incorporated in these financial statements. The new disclosures for Level 3 activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010.

NOTE 2: FINANCIAL DERIVATIVE INSTRUMENTS

 A. OPTIONS CONTRACTS
 Equity Funds purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

 A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

 Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

 The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010


 Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased
 (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

 A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund's anticipated profits or increase its losses.

 As of June 30, 2010, portfolio securities valued at $19,272,000 and $332,300 were held in escrow by the custodian as cover for call options written for the Global Resources Fund and Gold and Precious Metals Fund, respectively.

 Transactions in written call options during the year ended June 30, 2010, were as follows:

                                                   ALL AMERICAN                   HOLMES
                                                   EQUITY FUND                 GROWTH FUND
                                            --------------------------   ------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2009         16       $   3,488          36    $      7,848
  Options written                                  55          51,804         853         317,025
  Options closed                                  (40)        (41,199)       (573)       (227,016)
  Options expired                                 (31)        (14,093)        (66)        (29,058)
  Options exercised                                --              --          --              --
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2010             --       $      --         250    $     68,799
                                               ======       ==========    =======    ============

                                                      GLOBAL                      GLOBAL
                                                 MEGATRENDS FUND              RESOURCES FUND
                                            --------------------------   ------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2009         --       $      --       2,000    $    727,981
  Options written                                  50          18,945       8,900       1,908,838
  Options closed                                  (50)        (18,945)     (7,150)     (1,973,520)
  Options expired                                  --              --          --              --
  Options exercised                                --              --          --              --
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2010             --       $      --       3,750    $    663,299
                                               ======       ==========    =======    ============

170


  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                                          June 30, 2010


                                                  WORLD PRECIOUS            GOLD AND PRECIOUS
                                                  MINERALS FUND                METALS FUND
                                            --------------------------   ------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2009         --       $      --          --    $         --
  Options written                               3,440         262,200       1,960         153,992
  Options closed                                 (891)        (68,878)     (1,159)        (92,984)
  Options expired                              (2,099)       (160,234)       (351)        (19,323)
  Options exercised                              (450)        (33,088)       (350)        (25,735)
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2010             --       $      --         100    $     15,950
                                               ======       ==========    =======    ============

                                                 GLOBAL EMERGING                  CHINA
                                                   MARKETS FUND                REGION FUND
                                            --------------------------   ------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2009         --       $      --          --    $         --
  Options written                                  30           3,489         200          23,260
  Options closed                                  (30)         (3,489)       (200)        (23,260)
  Options expired                                  --              --          --              --
  Options exercised                                --              --          --              --
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2010             --       $      --          --    $         --
                                               ======       ==========    =======    ============

 B. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 There were no open forward foreign currency contracts at June 30, 2010.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 C. SUMMARY OF DERIVATIVE INSTRUMENTS
 The following is a summary of the valuations of derivative instruments categorized by location in the Statement of Assets and Liabilities as of June 30, 2010:

                                                     ALL
                                                  AMERICAN       HOLMES        GLOBAL       GLOBAL
                                                   EQUITY        GROWTH      MEGATRENDS    RESOURCES
  LOCATION                                          FUND          FUND          FUND         FUND
  ---------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A                $   148,125   $   400,772   $ 111,000    $ 3,475,454
                                                 ----------------------------------------------------
  TOTAL                                              148,125       400,772      111,000     3,475,454
                                                 ----------------------------------------------------

  LIABILITY DERIVATIVES
  Written options at value
      Equity contracts - Note 2 A                $        --   $    64,000   $      --    $   217,500
                                                 ----------------------------------------------------
  TOTAL                                          $        --   $    64,000   $      --    $   217,500
                                                 ----------------------------------------------------

                                                    WORLD                                   GLOBAL
                                                  PRECIOUS       GOLD &       EASTERN      EMERGING      CHINA
                                                  MINERALS      PRECIOUS      EUROPEAN      MARKETS      REGION
  LOCATION                                          FUND       METALS FUND      FUND         FUND         FUND
  --------------------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A                $   180,772   $        --   $2,325,000   $    61,050   $103,950
                                                 ---------------------------------------------------------------
  TOTAL                                              180,772            --    2,325,000        61,050    103,950
                                                 ---------------------------------------------------------------

  LIABILITY DERIVATIVES
  Written options at value
      Equity contracts - Note 2 A                $        --   $     6,000   $      --    $        --   $     --
                                                 ---------------------------------------------------------------
  TOTAL                                          $        --   $     6,000   $      --    $        --   $     --

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2010:

                                                     ALL
                                                  AMERICAN       HOLMES        GLOBAL       GLOBAL
                                                   EQUITY        GROWTH      MEGATRENDS    RESOURCES
  LOCATION                                          FUND          FUND          FUND         FUND
  ---------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized gain (loss) from securities
      Equity contracts                           $   (40,864)  $   196,723   $  17,368    $(1,696,573)

  Realized gain (loss) on written options
      Equity contracts                                16,252       (19,931)     13,370       (157,855)

  Net realized gain (loss) on foreign currency
    transactions
      Foreign exchange contracts                          --            --          --             --
                                                 ----------------------------------------------------
                                                     (24,612)      176,792       30,738    (1,854,428)
                                                 ----------------------------------------------------


  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
    INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
      Equity contracts                                15,979       (11,658)    (14,499)     1,281,702

  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                                   672         6,311          --        356,318

  Net change in unrealized appreciation
    (depreciation) on translation of assets and
    liabilities denominated in foreign
    currencies
      Foreign exchange contracts                          --            --          --             --
                                                 ----------------------------------------------------
                                                      16,651        (5,347)    (14,499)     1,638,020
                                                 ----------------------------------------------------
  TOTAL                                          $    (7,961)  $   171,445   $  16,239    $  (216,408)
                                                 ----------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010




                                                    WORLD        GOLD &                     GLOBAL
                                                  PRECIOUS      PRECIOUS      EASTERN      EMERGING      CHINA
                                                  MINERALS       METALS       EUROPEAN      MARKETS      REGION
  LOCATION                                          FUND          FUND          FUND         FUND         FUND
  --------------------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized gain (loss) from securities
      Equity contracts                           $(4,633,479)  $(1,118,557)  $ 275,271    $    13,606   $(49,282)

  Realized gain on written options
      Equity contracts                               210,890        62,961          --          6,463     22,204

  Net realized gain (loss) on foreign currency
    transactions
      Foreign exchange contracts                          --            --          --             --         --
                                                 ---------------------------------------------------------------
                                                  (4,422,589)   (1,055,596)     275,271        20,069    (27,078)
                                                 ---------------------------------------------------------------

  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
    INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
      Equity contracts                             1,880,449       821,995    (156,860)        (9,296)       148

  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                                    --         9,950          --             --         --

  Net change in unrealized appreciation
    (depreciation) on translation of assets and
    liabilities denominated in foreign
    currencies
      Foreign exchange contracts                          12            --          --             --         --
                                                 ---------------------------------------------------------------
                                                   1,880,461       831,945    (156,860)        (9,296)       148
                                                 ---------------------------------------------------------------
  TOTAL                                          $(2,542,128)  $  (223,651)  $ 118,411    $    10,773   $(26,930)
                                                 ---------------------------------------------------------------

 The average notional amounts of written options, purchasd options and forward currency contracts outstanding during the six-month period ended June 30, 2010, were approximately as follows:


                                                                         FORWARDS
                                         WRITTEN        PURCHASED        CURRENCY
                                         OPTIONS         OPTIONS         CONTRACTS
  --------------------------------------------------------------------------------
  All American Equity Fund               $  1,767       $   52,808        $    --
  Holmes Growth Fund                       41,302          102,558             --
  Global MegaTrends Fund                       --           28,078             --
  Global Resources Fund                   351,827        1,496,397         50,885
  World Precious Minerals Fund             54,979        3,741,803         13,657
  Gold & Precious Metals Fund              23,075        1,519,941          4,537
  Eastern European Fund                        --          525,435              5
  Global Emerging Markets Fund              1,680           15,280             --
  China Region Fund                         7,723           33,578             --

NOTE 3: RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through September 30, 2011, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                                   ANNUAL PERCENTAGE OF
                 FUND                            AVERAGE DAILY NET ASSETS
  ------------------------------------------------------------------------------
  U.S. Treasury Securities Cash and       .50% of the first $250,000,000 and
  U.S. Government Securities Savings      .375% of the excess
  Near-Term Tax Free                      0.50%
  Tax Free                                .75% of the first $250,000,000 and
                                          .50% of the excess
  All American Equity                     .80% of the first $500,000,000 and
                                          .75% of the excess
  Holmes Growth and Global MegaTrends     1.00%
  Global Resources                        .95% of the first $500,000,000;
                                          .90% of $500,000,001 to $1,000,000,000
                                          and .85% of the excess
  World Precious Minerals                 1.00% of the first $500,000,000;
                                          .95% of $500,000,001 to $1,000,000,000
                                          and .90% of the excess
  Gold and Precious Metals                .90% of the first $500,000,000 and
                                          .85% of the excess
  Eastern European                        1.25%
  Global Emerging Markets                 1.375%
  China Region                            1.25%

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 The advisory agreement also provides, effective October 1, 2009, that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. For purposes of calculating the performance adjustment for the Institutional Class, the performance will include the performance of the Investor Class shares for periods prior to March 1, 2011. After such time, for purposes of calculating the performance adjustment, the performance of each class will be calculated based on its respective performance. The benchmarks are as follows:

               FUND                           BENCHMARK INDEX
  -----------------------------------------------------------------------
  All American Equity              S&P 500 Index
  Holmes Growth                    S&P Composite 1500 Index
  Global MegaTrends                S&P 500 Index
  Global Resources                 Morgan Stanley Commodity Related
                                   Equity Index
  World Precious Minerals          NYSE Arca Gold Miners Index
  Gold and Precious Metals         FTSE Gold Mines Index
  Eastern European                 MSCI Emerging Markets Europe 10/40
                                   Index (Net Total Return)
  Global Emerging Markets          MSCI Emerging Markets Total Net Return
                                   Index
  China Region                     Hang Seng Composite Index

 No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the six months ended June 30, 2010, the Funds recorded performance adjustments as follows:

                           INVESTOR CLASS    INSTITUTIONAL CLASS
                           PERFORMANCE FEE     PERFORMANCE FEE
           FUND              ADJUSTMENT          ADJUSTMENT
  --------------------------------------------------------------
  All American Equity         $ (19,520)                N/A
  Holmes Growth                 (44,457)                N/A
  Global MegaTrends             (17,489)          $      (4)
  Global Resources              269,950                  30
  World Precious Minerals       673,952                   3
  Gold and Precious
  Metals                        273,295                 N/A
  Eastern European             (502,310)                N/A
  Global Emerging Markets       (15,257)                N/A
  China Region                  (52,565)                N/A

 Under an administrative services agreement, the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets of each Fund for administrative services provided. The Global MegaTrends, Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets for the Investor Class and 0.06% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

 The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The
 Institutional Class does not incur distribution plan fees.

 Effective October 1, 2009, the Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the six months ended June 30, 2010, were limited as follows for the Investor Class: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 2.20%, Holmes Growth Fund at 2.20%, Global MegaTrends Fund at 2.35%,

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Eastern European Fund at 2.85%, Global Emerging Markets Fund at 3.15% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion.

 Effective March 1, 2010, the Adviser has agreed to waive all class specific expenses for the Institutional Class. The expense waiver is exclusive of performance fees, and the Adviser can modify or terminate this arrangement at any time.

 The Adviser has voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the six months ended June 30, 2010, fees waived and/or expenses reimbursed as a result of this agreement were $458,074 and $349,127 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. These amounts are recoverable by the Adviser through December 31, 2013. In addition, $170,642 is recoverable by the Adviser from the U.S. Treasury Securities Cash Fund through December 31, 2011, and $789,420 and $258,561 is recoverable by the Adviser from the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively, through December 31, 2012, for fees waived and/or expenses reimbursed in previous fiscal years.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund's share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

 The Adviser was reimbursed for services of the Funds' Chief
 Compliance Officer during the six months ended June 30, 2010, in the amount of $87,666.

 Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees. BBH voluntarily waived certain fund accounting service fees for the six-month period ended December 31, 2009. This voluntary fee waiver ended December 31, 2009.

 The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 of-pocket expenses incurred while attending meetings. Frank E.
 Holmes receives no compensation from the Funds for serving on the Board.

NOTE 4: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the six months ended June 30, 2010, are summarized as follows:

                    FUND                      PURCHASES        SALES
  ----------------------------------------------------------------------
  Near-Term Tax Free                         $  3,554,797   $     25,000
  Tax Free                                      2,086,352      1,577,055
  All American Equity                          26,655,260     27,672,504
  Holmes Growth                                25,600,918     30,947,750
  Global MegaTrends                             9,551,520     15,184,726
  Global Resources                            465,761,963    618,073,087
  World Precious Minerals                     204,758,886    242,202,258
  Gold and Precious Metals                    121,206,302    131,774,528
  Eastern European                            145,855,470    200,107,904
  Global Emerging Markets                      10,184,509     11,674,375
  China Region                                 51,689,354     60,269,413

 U.S. Treasury Securities Cash and U.S. Government Securities
 Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at June 30, 2010, were: 5.03% of All American Equity, 29.20% of Holmes Growth, 65.75% of Global MegaTrends, 43.69% of Global Resources, 84.65% of World Precious Minerals, 81.78% of Gold and Precious Metals, 91.41% of Eastern European, 87.09% of Global Emerging Markets and 82.43% of China Region.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

NOTE 5: TAX INFORMATION

 The following table presents the income tax basis of securities owned at June 30, 2010, and the tax basis components of net unrealized appreciation (depreciation):

                                                 GROSS           GROSS       NET UNREALIZED
                                 AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION/
              FUND                TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities
  Cash                          $125,275,460  $        --    $          --    $         --
  U.S. Government Securities
  Savings                        228,312,616           --               --              --
  Near-Term Tax Free              25,167,197      813,559          (30,380)        783,179
  Tax Free                        20,922,593      977,449         (287,416)        690,033
  All American Equity             14,461,897    1,020,841         (795,143)        225,698
  Holmes Growth                   29,654,552    4,104,798       (1,341,779)      2,763,019
  Global MegaTrends               18,304,901    1,583,408       (1,656,094)        (72,686)
  Global Resources               636,409,251   70,807,356     (117,588,799)    (46,781,443)
  World Precious Minerals        566,293,802  182,835,040     (129,229,331)     53,605,709
  Gold and Precious Metals       188,954,192   54,900,227      (14,095,033)     40,805,194
  Eastern European               323,900,334   64,562,282      (27,879,607)     36,682,675
  Global Emerging Markets         11,107,758    1,191,164       (1,031,438)        159,726
  China Region                    40,225,420    6,092,774       (1,244,788)      4,847,986

 As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                               TAX-EXEMPT       ORDINARY        LONG-TERM      APPRECIATION
             FUND                INCOME          INCOME       CAPITAL GAINS   (DEPRECIATION)
  ------------------------------------------------------------------------------------------
  U.S. Treasury Securities
    Cash                         $   --        $       829         $--         $         --
  U.S. Government Securities
    Savings                          --            260,734          --                   --
  Near-Term Tax Free              9,817             11,658          --              584,855
  Tax Free                        3,509             30,631          --              480,198
  All American Equity                --                 --          --            2,433,624
  Holmes Growth                      --            456,807          --            5,253,511
  Global MegaTrends                  --             35,372          --            3,791,494
  Global Resources                   --         22,010,983          --           19,391,505
  World Precious Minerals            --         76,506,233          --          (62,607,300)
  Gold and Precious Metals           --          4,005,264          --           29,308,697
  Eastern European                   --                 --          --           38,907,053
  Global Emerging Markets            --                 --          --              807,441
  China Region                       --                 --          --            9,195,906

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

 The tax character of distributions paid during the six months ended June 30, 2010, were as follows:

                                    TAX-EXEMPT     ORDINARY       LONG-TERM
                FUND                  INCOME        INCOME      CAPITAL GAINS      TOTAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash      $     --       $ 4,875          $--         $  4,875
  U.S. Government Securities
   Savings                                 --        11,345           --           11,345
  Near-Term Tax Free                  292,298        20,638           --          312,936
  Tax Free                            371,666        22,496           --          394,162
  All American Equity                      --            --           --               --
  Holmes Growth                            --            --           --               --
  Global MegaTrends                        --            --           --               --
  Global Resources                         --            --           --               --
  World Precious Minerals                  --            --           --               --
  Gold and Precious Metals                 --            --           --               --
  Eastern European                         --            --           --               --
  Global Emerging Markets                  --            --           --               --
  China Region                             --            --           --               --

 The tax character of distributions paid during the fiscal year ended December 31, 2009, were as follows:

                                      TAX-EXEMPT     ORDINARY       LONG-TERM
                 FUND                   INCOME        INCOME      CAPITAL GAINS      TOTAL
  -------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash        $     --     $   10,436         $--        $    10,436
  U.S. Government Securities Savings         --        334,574          --            334,574
  Near-Term Tax Free                    462,656         32,117          --            494,773
  Tax Free                              677,673         38,269          --            715,942
  All American Equity                        --         91,991          --             91,991
  Holmes Growth                              --             --          --                 --
  Global MegaTrends                          --         86,578          --             86,578
  Global Resources                           --             --          --                 --
  World Precious Minerals                    --     24,089,084          --         24,089,084
  Gold and Precious Metals                   --        605,996          --            605,996
  Eastern European                           --             --          --                 --
  Global Emerging Markets                    --             --          --                 --
  China Region                               --             --          --                 --

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

 carryforwards and related expiration dates for each fund, as of December 31, 2009, are as follows:

                                                           EXPIRATION DATE
                                            ---------------------------------------------
                    FUND                    2010    2011       2012      2013      2014
  ---------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash             $285   $    --   $     --   $   --   $     --
  U.S. Government Securities Savings          --        --         --       --         --
  Near-Term Tax Free                          --    46,218     33,686    2,760    202,719
  Tax Free                                    --    88,733    421,236       --         --
  All American Equity                         --        --         --       --         --
  Holmes Growth                               --        --         --       --         --
  Global MegaTrends                           --        --         --       --         --
  Global Resources                            --        --         --       --         --
  World Precious Minerals                     --        --         --       --         --
  Gold and Precious Metals                    --        --         --       --         --
  Eastern European                            --        --         --       --         --
  Global Emerging Markets                     --        --         --       --         --

                                                        EXPIRATION DATE
                                    -------------------------------------------------------
                FUND                   2015          2016           2017          TOTAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash     $       --   $         --   $         --   $        285
  U.S. Government Securities
    Savings                                 --             --             --             --
  Near-Term Tax Free                     2,488            112            722        288,705
  Tax Free                                  --         10,697             --        520,666
  All American Equity                       --      3,190,748      2,938,489      6,129,237
  Holmes Growth                      2,281,824      2,829,615      5,264,310     10,375,749
  Global MegaTrends                  8,605,703      5,994,166        995,675     15,595,544
  Global Resources                          --    174,185,267    313,190,635    487,375,902
  World Precious Minerals                   --     43,501,061     65,130,599    108,631,660
  Gold and Precious Metals                  --     18,761,278      2,765,666     21,526,944
  Eastern European                          --     83,605,572    257,523,539    341,129,111
  Global Emerging Markets            4,262,898      2,965,929      5,814,949     13,043,776
  China Region                              --     24,409,458             --     24,409,458

                                POST OCTOBER 31, 2009
              FUND              CAPITAL LOSS DEFERRAL
  ---------------------------------------------------
  Tax Free                            $      208
  Holmes Growth                           27,977
  Global MegaTrends                      413,260
  World Precious Minerals              1,983,933
  Eastern European                     2,771,807
  Global Emerging Markets                266,119
  China Region                            92,773

 The above amounts, in accordance with tax rules, are deemed to have occurred on January 1, 2010.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

NOTE 6: RISKS OF CONCENTRATIONS

 The Near-Term Tax Free Fund and the Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

 The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

 The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

NOTE 7: CREDIT ARRANGEMENTS

 Each of the Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended June 30, 2010. The U.S. Global Investors Funds paid BBH a total of $22,625 in commitment fees for the six months ended June 30, 2010, under this arrangement.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2010

NOTE 8: SHARES OF BENEFICIAL INTEREST

 At June 30, 2010, individual shareholders holding more than 5% of outstanding Investor Class shares comprised 14.26% of the Tax Free Fund In addition, the Adviser held 11.11%, 5.84%, 7.56% of the Investor Class shares of U.S. Government Securities Savings Fund, Near-Term Tax Free Fund and Tax Free Fund, respectively. At June 30, 2010, an individual shareholder held 99.74% of the outstanding Institutional Class shares of the Global Resources Fund, and the Adviser held the remaining shares. The Adviser held 100.00% of the Institutional Class shares of Global MegaTrends Fund and World Precious Minerals Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

  FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                              INVESTOR CLASS
                                            ------------------------------------------------------------------------------------
                                             SIX MONTHS            YEAR          SIX MONTHS
                                                ENDED             ENDED            ENDED              YEAR ENDED JUNE 30,
                                            JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     -------------------------------
                                             (UNAUDITED)           2009            2008*             2008        2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD             $1.00              $1.00            $1.00          $1.00       $1.00      $1.00
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                             --(a)              --(a)            --(a)         .02         .04        .03
  Net realized and unrealized gain                  --                 --               --             --          --         --
                                              --------           --------         --------       --------    --------   --------
  Total from investment activities                  --(a)              --(a)            --(a)         .02         .04        .03
                                              --------           --------         --------       --------    --------   --------
Distributions from net investment income            --(a)              --(a)            --(a)        (.02)       (.04)      (.03)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.00              $1.00            $1.00          $1.00       $1.00      $1.00
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)           --                .01%             .23%          2.46%       4.36%      3.11%
Ratios to Average Net Assets: (c)
  Net investment income                            .01%               .01%             .44%          2.43%       4.27%      3.06%
  Total expenses                                  1.01%              1.01%            1.11%          1.09%        .91%       .92%
  Expenses waived or reimbursed (d)(e)            (.88)%             (.75)%           (.38)%         (.09)%      (.02)%       --
  Net recouped fees (e)                             --                 --               --             --(g)        --       .03%
  Net expenses (f)                                 .13%               .26%             .73%          1.00%        .89%       .95%

NET ASSETS, END OF PERIOD (IN THOUSANDS)      $105,273           $103,889         $121,410       $111,955    $116,012   $119,028

* Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the year ended December 31, 2009, and the six months ended June 30, 2010, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642, $789,420 and $458,074, respectively.

(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effects of expenses offset are as follows:

                                                                              INVESTOR CLASS
                                            -----------------------------------------------------------------------------------
                                             SIX MONTHS            YEAR          SIX MONTHS
                                                ENDED             ENDED            ENDED              YEAR ENDED JUNE 30,
                                            JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     ------------------------------
                                             (UNAUDITED)           2009            2008*             2008       2007       2006
    Ratios to Average Net Assets (c):
    Expenses offset (g)                           --                 --               --               --         --         --

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                 185

  FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                              INVESTOR CLASS
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS            YEAR          SIX MONTHS
                                                ENDED             ENDED            ENDED              YEAR ENDED JUNE 30,
                                            JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     --------------------------------
                                             (UNAUDITED)           2009            2008*             2008        2007        2006
NET ASSET VALUE, BEGINNING OF PERIOD             $1.00              $1.00            $1.00          $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                             --(a)              --(a)           .01            .03         .05         .04
  Net realized and unrealized gain                  --                 --               --(a)          --(a)       --(a)       --
                                              --------           --------         --------       --------    --------    --------
  Total from investment activities                  --(a)              --(a)           .01            .03         .05         .04
                                              --------           --------         --------       --------    --------    --------
Distributions from net investment income            --(a)              --(a)          (.01)          (.03)       (.05)       (.04)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.00              $1.00            $1.00          $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)           --                .10%             .67%          3.47%       4.86%       3.69%
Ratios to Average Net Assets: (c)
  Net investment income                            .01%               .11%            1.36%          3.42%       4.75%       3.64%
  Total expenses                                   .83%               .78%             .73%           .65%        .62%        .64%
  Expenses waived or reimbursed (d)               (.67)%             (.42)%           (.26)%         (.20)%      (.17)%      (.19)%
  Net expenses (e)                                 .16%               .36%             .47%(g)        .45%        .45%        .45%

NET ASSETS, END OF PERIOD (IN THOUSANDS)      $228,242           $263,232         $357,910       $446,208    $469,095    $435,417

* Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. During the year ended December 31, 2009 and the six months ended June 30, 2010, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $258,561 and $349,127, respectively.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                              INVESTOR CLASS
                                            -----------------------------------------------------------------------------------
                                             SIX MONTHS            YEAR          SIX MONTHS
                                                ENDED             ENDED            ENDED              YEAR ENDED JUNE 30,
                                            JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     ------------------------------
                                             (UNAUDITED)           2009            2008*             2008       2007       2006
    Ratios to Average Net Assets (c):
    Expenses offset (f)                           --                 --               --               --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

(g) The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                         ---------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ----------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD          $2.21                $2.16                $2.14         $2.12     $2.12      $2.17
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                         .03                  .06                  .03           .07       .07        .07
  Net realized and unrealized gain
    (loss)                                      .02                  .05                  .02           .02        --(a)     (.05)
                                            -------              -------              -------       -------   -------    -------
  Total from investment activities              .05                  .11                  .05           .09       .07        .02
                                            -------              -------              -------       -------   -------    -------
Distributions from net investment
  income                                       (.03)                (.06)                (.03)         (.07)     (.07)      (.07)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $2.23                $2.21                $2.16         $2.14     $2.12      $2.12
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)(b)       2.18%                5.00%                2.55%         4.42%     3.51%       .75%
Ratios to Average Net Assets: (c)
  Net investment income                        2.56%                2.63%                3.15%         3.41%     3.43%      3.08%
  Total expenses                               1.36%                1.53%                1.82%         1.91%     1.63%      1.54%
  Expenses waived or reimbursed (d)            (.91)%              (1.08)%              (1.37)%       (1.46)%   (1.18)%    (1.09)%
  Net expenses (e)                              .45%                 .45%                 .45%          .45%      .45%       .45%
Portfolio turnover rate                          --(g)                --(g)                 8%            8%       22%        33%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                                $26,411              $23,337              $13,989       $13,603   $13,383    $15,830

* Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                         --------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ---------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007      2006
    Ratios to Average Net Assets (c):
    Expenses offset (f)                        --                    --                  --              --        --        --

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover was not greater than 0.5%

See accompanying notes to financial statements.
                                                                 187

  FINANCIAL HIGHLIGHTS

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                         ---------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ----------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD         $12.20               $11.72               $11.93        $11.98    $11.98     $12.33
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                         .22                  .45                  .23           .47       .50        .52
  Net realized and unrealized gain
    (loss)                                      .13                  .48                 (.21)         (.05)       --(a)    (.36)
                                            -------              -------              -------       -------   -------    -------
  Total from investment activities              .35                  .93                  .02           .42       .50        .16
                                            -------              -------              -------       -------   -------    -------
Distributions from net investment
  income                                       (.22)                (.45)                (.23)         (.47)     (.50)      (.51)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $12.33               $12.20               $11.72        $11.93    $11.98     $11.98
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)       2.92%                8.03%                 .22%         3.54%     4.15%      1.30%
Ratios to Average Net Assets: (c)
  Net investment income                        3.67%                3.73%                3.92%         3.91%     4.09%      4.01%
  Total expenses                               1.66%                1.75%                1.91%         1.94%     1.86%      1.69%
  Expenses waived or reimbursed (d)            (.96)%              (1.05)%              (1.21)%       (1.24)%   (1.16)%     (.99)%
  Net expenses (e)                              .70%                 .70%                 .70%          .70%      .70%       .70%
Portfolio turnover rate                           8%                  --(g)                 6%           11%        6%        19%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                                $22,136              $22,102              $16,946       $18,380   $15,940    $14,992

* Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                         --------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ---------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007      2006
    Ratios to Average Net Assets (c):
    Expenses offset (f)                        --                    --                  --              --        --        --

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover was not greater than 0.5%

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                         --------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ---------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007      2006
NET ASSET VALUE, BEGINNING OF PERIOD         $19.60               $17.33               $27.27        $28.58    $27.59    $24.47
-------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment gain (loss)                    .02                 (.13)                 .04          (.15)     (.08)     (.18)
  Net realized and unrealized gain
    (loss)                                     (.84)                2.51                (9.97)         1.98      4.94      3.89
                                            -------              -------              -------       -------   -------   -------
  Total from investment activities             (.82)                2.38                (9.93)         1.83      4.86      3.71
                                            -------              -------              -------       -------   -------   -------
Distributions
  From net investment income                     --                 (.11)                (.01)           --        --        --
  From net realized gains                        --                   --                   --         (3.01)    (3.87)     (.59)
  From tax return of capital                     --                   --                   --          (.13)       --        --
                                            -------              -------              -------       -------   -------   -------
  Total distributions                            --                 (.11)                (.01)        (3.14)    (3.87)     (.59)
                                            -------              -------              -------       -------   -------   -------
Short-Term Trading Fees**(a)                     --                   --                   --            --        --        --

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $18.78               $19.60               $17.33        $27.27   $.28.58    $27.59
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)
  (b)                                         (4.18)%              13.75%              (36.42)%        5.99%    19.59%    15.25%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                  .15%                (.74)%                .35%         (.55)%    (.28)%    (.67)%
  Total expenses                               2.49%                2.79%                2.37%         1.98%     2.01%     2.20%
  Expenses waived or reimbursed (d)            (.53)%               (.96)%               (.62)%        (.23)%    (.26)%    (.44)%
  Net expenses (e)                             1.96%                1.83%                1.75%         1.75%     1.75%     1.76%
Portfolio turnover rate                         186%                 343%                 205%          225%      223%      369%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                                $15,219              $16,436              $16,234       $26,513   $23,479   $21,547

* Effective December 31, 2008, the fiscal year changed to December 31.

**   Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                         --------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ---------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007      2006
    Ratios to Average Net Assets (c):
    Expenses offset (f)                        --(f)                 --(f)               --(f)           --(f)      --(f)   (0.01)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                 189

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                        INVESTOR CLASS
                               ------------------------------------------------------------------------------------------------
                                SIX MONTHS               YEAR             SIX MONTHS
                                   ENDED                ENDED               ENDED                YEAR ENDED OCTOBER 31,
                               JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     -------------------------------------
                                (UNAUDITED)              2009               2008*            2008      2007      2006      2005
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $15.54               $12.79               $14.14        $24.78    $18.34    $16.56    $14.38
-------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                (.13)                (.13)                (.01)         (.15)     (.14)     (.14)     (.18)
  Net realized and unrealized
    gain (loss)                      (.18)                2.88                (1.34)       (10.49)     6.58      1.92      2.36
                                  -------              -------              -------       -------   -------   -------   -------
  Total from investment
    activities                       (.31)                2.75                (1.35)       (10.64)     6.44      1.78      2.18
                                  -------              -------              -------       -------   -------   -------   -------
Distributions                          --                   --                   --            --        --        --        --
Short-Term Trading Fees**(a)           --                   --                   --            --        --        --        --

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                           $15.23               $15.54               $12.79        $14.14    $24.78    $18.34    $16.56
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding
  account fees) (b)                 (1.99)%              21.50%               (9.55)%      (42.94)%   35.11%    10.75%    15.16%
Ratios to Average Net Assets: (c)
  Net investment loss               (1.61)%               (.93)%               (.27)%        (.65)%    (.62)%    (.69)%    (.98)%
  Total expenses                     1.86%                2.10%                2.51%         1.74%     1.72%     1.74%     1.83%
  Expenses waived or
    reimbursed (d)                     --(f)              (.33)%               (.76)%          --        --        --        --
  Net expenses (e)                   1.86%                1.77%                1.75%         1.74%     1.72%     1.74%     1.83%
Portfolio turnover rate                79%                 219%                  20%          140%       98%      290%      268%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                      $34,199              $37,149              $32,488       $36,231   $68,881   $61,810   $65,065

* Effective December 31, 2008, the fiscal year changed to December 31.

**   Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                          INVESTOR CLASS
                                         ---------------------------------------------------------------------------------------
                                          SIX MONTHS            YEAR          SIX MONTHS
                                             ENDED             ENDED            ENDED          YEAR ENDED JUNE 30,
                                         JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,  -------------------------------------
                                          (UNAUDITED)           2009            2008*         2008      2007      2006      2005
    Ratios to Average Net Assets (c):
    Expenses offset (f)                        --(f)              --(f)           --(f)         --(f)     --(f)  (0.01)%      --(f)


(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE


                                                                                                                       INSTITUTIONAL
                                                                    INVESTOR CLASS                                        CLASS
                                      ------------------------------------------------------------------------------- --------------
                                       SIX MONTHS        YEAR      SIX MONTHS                                            PERIOD
                                          ENDED         ENDED        ENDED             YEAR ENDED OCTOBER 31,             ENDED
                                      JUNE 30, 2010  DECEMBER 31, DECEMBER 31,  ------------------------------------- 6/30/2010(e)
                                       (UNAUDITED)       2009        2008*         2008    2007**      2006      2005  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD       $8.15         $6.28         $6.60     $12.75    $11.07    $10.30     $9.20      $7.89
--------------------------------------------------------------------------------------------------------------------- --------------
Investment Activities
  Net investment income (loss)               .03           .03            --(a)      --(a)    (.11)    (.10)     (.14)       .05
  Net realized and unrealized gain
    (loss)                                  (.98)         1.86          (.31)     (5.30)     2.63      1.18      1.24       (.73)
                                         -------       -------       -------    -------   -------   -------   -------    -------
  Total from investment activities          (.95)         1.89          (.31)     (5.30)     2.52      1.08      1.10       (.68)
                                         -------       -------       -------    -------   -------   -------   -------    -------
Distributions
  From net investment income                  --          (.02)           --         --        --        --        --         --
  From net realized gains                     --            --            --       (.85)     (.84)     (.31)       --         --
  From tax return of capital                  --            --          (.01)        --        --        --        --         --
                                         -------       -------       -------    -------   -------   -------   -------    -------
  Total distributions                         --          (.02)         (.01)      (.85)     (.84)     (.31)       --         --
                                         -------       -------       -------    -------   -------   -------   -------    -------
Short-Term Trading Fees***(a)                 --            --            --         --        --        --        --         --
--------------------------------------------------------------------------------------------------------------------- --------------
NET ASSET VALUE, END OF PERIOD             $7.20         $8.15         $6.28      $6.60    $12.75    $11.07    $10.30      $7.21
--------------------------------------------------------------------------------------------------------------------- --------------
TOTAL RETURN
  (excluding account fees) (b)            (11.66)%       30.15%        (4.74)%   (44.50)%   24.49%    10.53%    11.96%     (8.09)%
Ratios to Average Net Assets: (c)
  Net investment income (loss)               .55%          .45%         (.20)%     (.06)%    (.93)%    (.89)%   (1.37)%     1.84%
  Total expenses                            2.37%         2.43%         2.96%      2.21%     2.49%     2.55%     2.83%    368.59%
  Expenses waived or reimbursed (d)         (.16)%        (.48)%       (1.11)%     (.21)%      --        --        --    (366.96)%
  Net expenses (f)                          2.21%         1.95%         1.85%      2.00%     2.49%     2.55%     2.83%      1.63%
Portfolio turnover rate (h)                   44%          100%           29%        92%       65%       75%       54%        44%
NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                             $19,594       $28,557       $22,035    $25,387   $17,723   $17,077   $14,276         $9


* Effective December 31, 2008, the fiscal year changed to December 31.

**   Effective October 1, 2007, U.S. Global Investors, Inc.
     assumed management of Global MegaTrends Fund from the former subadviser.

***  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) From March 1, 2010, commencement of operations for the Institutional Class.

(f) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset.
     Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                                                                      INSTITUTIONAL
                                                                     INVESTOR CLASS                                       CLASS
                                      ------------------------------------------------------------------------------- -------------
                                       SIX MONTHS        YEAR       SIX MONTHS                                           PERIOD
                                          ENDED         ENDED         ENDED            YEAR ENDED OCTOBER 31,             ENDED
                                      JUNE 30, 2010  DECEMBER 31,  DECEMBER 31, ------------------------------------- 6/30/2010(e)
                                       (UNAUDITED)       2009         2008*        2008      2007      2006      2005  (UNAUDITED)
Ratios to Average Net Assets (c):
Expenses offset (g)                           --            --             --        --        --        --        --         --

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                                                                    INSTITUTIONAL
                                                                  INVESTOR CLASS                                        CLASS
                                     ------------------------------------------------------------------------------ -------------
                                      SIX MONTHS        YEAR      SIX MONTHS                                           PERIOD
                                         ENDED         ENDED        ENDED              YEAR ENDED JUNE 30,              ENDED
                                     JUNE 30, 2010  DECEMBER 31, DECEMBER 31,  ------------------------------------ 6/30/2010(e)
                                      (UNAUDITED)       2009        2008*            2008         2007         2006  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD                                  $8.85          $5.26       $20.52        $17.70       $17.22       $12.67     $8.96
------------------------------------------------------------------------------------------------------------------- --------------

Investment Activities
  Net investment income (loss)             (.05)          (.01)        (.02)**        .05**        .21          .29        --(a)
  Net realized and unrealized gain
    (loss)                                 (.51)          3.60       (13.92)**       5.86**       2.86         5.63      (.65)
                                       --------       --------     --------    ----------   ----------   ----------    ------
  Total from investment activities         (.56)          3.59       (13.94)         5.91         3.07         5.92      (.65)
                                       --------       --------     --------    ----------   ----------   ----------    ------
Distributions
  From net investment income                 --             --           --          (.95)        (.88)        (.32)       --
  From net realized gains                    --             --        (1.32)        (2.14)       (1.71)       (1.05)       --
                                       --------       --------     --------    ----------   ----------   ----------    ------
  Total distributions                        --             --        (1.32)        (3.09)       (2.59)       (1.37)       --
                                       --------       --------     --------    ----------   ----------   ---------- -------------
Short-Term Trading Fees**(a)                 --             --           --            --           --           --        --
------------------------------------------------------------------------------------------------------------------- -------------
NET ASSET VALUE, END OF PERIOD            $8.29          $8.85        $5.26        $20.52       $17.70       $17.22     $8.31
------------------------------------------------------------------------------------------------------------------- -------------
TOTAL RETURN (excluding account
  fees) (b)                               (6.33)%        68.25%      (67.70)%       37.59%       20.94%       48.91%    (6.27)%
Ratios to Average Net Assets: (c)
  Net investment income (loss)            (1.02)%         (.08)%       (.34)%         .28%         .74%        1.07%     (.10)%
  Total expenses                           1.71%          1.64%        1.20%          .88%         .95%         .96%     2.69%
  Expenses waived or reimbursed (d)          --           (.17)%       (.12)%          --           --           --     (1.57)%
  Net expenses (f)                         1.71%          1.47%        1.08%          .88%         .95%         .96%     1.12%
Portfolio turnover rate (h)                  72%           189%         100%          133%         122%         157%       72%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                           $624,221       $740,072     $464,524    $2,010,581   $1,383,250   $1,281,664    $3,646

* Effective December 31, 2008, the fiscal year changed to December 31.

**   Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) From March 1, 2010, commencement of operations for the Institutional Class.

(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                                                                      INSTITUTIONAL
                                                                   INVESTOR CLASS                                         CLASS
                                     -------------------------------------------------------------------------------  -------------
                                      SIX MONTHS        YEAR       SIX MONTHS                                            PERIOD
                                         ENDED         ENDED         ENDED              YEAR ENDED JUNE 30,               ENDED
                                     JUNE 30, 2010  DECEMBER 31,  DECEMBER 31,  ------------------------------------  6/30/2010(e)
                                      (UNAUDITED)       2009         2008*            2008         2007         2006   (UNAUDITED)
Ratios to Average Net Assets (c):
Expenses offset                              --(g)          --(g)         --(g)      (0.01)%      (0.01)%      (0.01)%      --

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                                                                  INSTITUTIONAL
                                                                     INVESTOR CLASS                                   CLASS
                                       -------------------------------------------------------------------------  -------------
                                        SIX MONTHS        YEAR       SIX MONTHS                                      PERIOD
                                           ENDED         ENDED         ENDED           YEAR ENDED JUNE 30,            ENDED
                                       JUNE 30, 2010  DECEMBER 31,  DECEMBER 31,  ------------------------------  6/30/2010(e)
                                        (UNAUDITED)       2009         2008*          2008       2007       2006   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD       $17.42          $9.56        $25.32      $28.34     $28.86     $15.50       $17.67
----------------------------------------------------------------------------------------------------------------  -------------

Investment Activities
  Net investment income (loss)               (.20)          (.18)         (.06)**     (.13)**      --**      .72         (.06)
  Net realized and unrealized gain
    (loss)                                    .70           8.71        (13.65)**     3.70**     3.02      13.62          .35
                                         --------       --------      --------    --------   --------   --------    ---------
  Total from investment activities            .50           8.53        (13.71)       3.57       3.02      14.34          .29
                                         --------       --------      --------    --------   --------   --------    ---------
Distributions
  From net investment income                   --           (.67)           --       (3.25)     (1.52)      (.67)          --
  From net realized gains                      --             --         (2.05)      (3.35)     (2.04)      (.37)          --
                                         --------       --------      --------    --------   --------   --------    ---------
  Total distributions                          --           (.67)        (2.05)      (6.60)     (3.56)     (1.04)          --
                                         --------       --------      --------    --------   --------   --------    ---------
Short-Term Trading Fees**                      --(a)          --(a)         --(a)      .01        .02        .06           --
----------------------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, END OF PERIOD             $17.92         $17.42         $9.56      $25.32     $28.34     $28.86       $17.96
----------------------------------------------------------------------------------------------------------------  -------------

TOTAL RETURN (excluding account
  fees) (b)                                  2.87%         89.50%       (51.23)%     14.14%     11.48%     96.21%        3.46%
Ratios to Average Net Assets: (c)
  Net investment income (loss)              (1.71)%        (1.32)%        (.80)%      (.43)%      .06%       .05%       (1.05)%
  Total expenses                             1.87%          1.75%         1.36%        .97%       .99%      1.13%      347.98%
  Expenses waived or reimbursed (d)            --           (.17)%        (.11)%        --         --         --      (346.78)%
  Net expenses (g)                           1.87%          1.58%         1.25%        .97%       .99%      1.13%        1.20%
Portfolio turnover rate (h)                    36%            72%           27%         58%        54%        66%          36%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                             $622,024       $639,035      $359,120    $949,014   $923,779   $920,249          $10


* Effective December 31, 2008, the fiscal year changed to December 31.

**   Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) From March 1, 2010, commencement of operations for the Institutional Class.

(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                                                                INSTITUTIONAL
                                                               INVESTOR CLASS                                       CLASS
                                  ----------------------------------------------------------------------------- -------------
                                   SIX MONTHS        YEAR      SIX MONTHS                                          PERIOD
                                      ENDED         ENDED        ENDED             YEAR ENDED JUNE 30,              ENDED
                                  JUNE 30, 2010  DECEMBER 31, DECEMBER 31, ------------------------------------ 6/30/2010(e)
                                   (UNAUDITED)       2009        2008*           2008         2007         2006  (UNAUDITED)
Ratios to Average Net Assets (c):
Expenses offset(g)                        --             --           --           --           --           --          --

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GOLD AND PRECIOUS METALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                              INVESTOR CLASS
                                            ------------------------------------------------------------------------------------
                                             SIX MONTHS            YEAR          SIX MONTHS
                                                ENDED             ENDED            ENDED              YEAR ENDED JUNE 30,
                                            JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     -------------------------------
                                             (UNAUDITED)           2009            2008*             2008        2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD            $15.46             $10.83           $17.18         $14.99      $15.48      $7.67
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                    (.13)              (.17)**          (.03)          (.08)**       .05      (.01)**
  Net realized and unrealized gain (loss)         1.25               4.84            (5.59)          4.69        (.56)      7.88
                                              --------           --------         --------       --------    --------   --------
  Total from investment activities                1.12               4.67            (5.62)          4.61        (.51)      7.87
                                              --------           --------         --------       --------    --------   --------
Distributions
  From net investment income                        --               (.04)              --             --          --       (.12)
  From net realized gains                           --                 --             (.73)         (2.43)         --         --
                                              --------           --------         --------       --------    --------   --------
  Total distributions                               --               (.04)            (.73)         (2.43)         --       (.12)
                                              --------           --------         --------       --------    --------   --------
Short-Term Trading Fees**                           --(a)              --(a)            --(a)         .01         .02        .06
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $16.58             $15.46           $10.83         $17.18      $14.99     $15.48
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)         7.24%             43.11%          (31.51)%        33.49%      (3.17)%   104.15%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                   (1.60)%            (1.16)%           (.66)%         (.41)%       .31%      (.06)%
  Total expenses                                  1.89%              1.69%            1.54%          1.27%       1.29%      1.47%
  Expenses waived or reimbursed (d)                 --               (.15)%           (.15)%           --          --         --
  Net expenses (e)                                1.89%              1.54%            1.39%          1.27%       1.29%      1.47%
Portfolio turnover rate                             63%               135%              61%            93%         72%        78%

NET ASSETS, END OF PERIOD (IN THOUSANDS)      $235,017           $234,393         $192,206       $259,022    $178,762   $208,027

* Effective December 31, 2008, the fiscal year changed to December 31.

**   Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                              INVESTOR CLASS
                                            -----------------------------------------------------------------------------------
                                             SIX MONTHS            YEAR          SIX MONTHS
                                                ENDED             ENDED            ENDED              YEAR ENDED JUNE 30,
                                            JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     ------------------------------
                                             (UNAUDITED)           2009            2008*             2008       2007       2006
    Ratios to Average Net Assets (c):
    Expenses offset                               --(f)              --(f)            --(f)            --(f)    (0.01)%       --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                      INVESTOR CLASS
                                 --------------------------------------------------------------------------------------------------
                                  SIX MONTHS          YEAR         SIX MONTHS
                                     ENDED           ENDED           ENDED                 YEAR ENDED OCTOBER 31,
                                 JUNE 30, 2010    DECEMBER 31,    DECEMBER 31,  ---------------------------------------------------
                                  (UNAUDITED)         2009          2008*/**     2008***       2007***      2006***    2005***
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $9.11            $5.12           $6.35      $19.91        $15.44       $12.88      $9.47
------------------------------------------------------------------------------  ----------- ---------------------------------------
Investment Activities
  Net investment income (loss)         (.01)              --(a)         (.03)       (.03)         (.10)         .13       (.03)****
  Net realized and unrealized
    gain (loss)                        (.93)            3.99           (1.20)     (10.10)         6.83         3.60       3.81****
                                   --------         --------        --------    --------    ----------   ----------   --------
  Total from investment
    activities                         (.94)            3.99           (1.23)     (10.13)         6.73         3.73       3.78
                                   --------         --------        --------    --------    ----------   ----------   --------
Distributions
  From net investment income             --               --              --          --          (.29)          --       (.09)
  From net realized gains                --               --              --       (3.46)        (1.98)       (1.22)      (.31)
                                   --------         --------        --------    --------    ----------   ----------   --------
  Total distributions                    --               --              --       (3.46)        (2.27)       (1.22)      (.40)
                                   --------         --------        --------    --------    ----------   ----------   --------
Short-Term Trading Fees****              --(a)            --(a)           --(a)      .03           .01          .05        .03
------------------------------------------------------------------------------  ----------- ---------------------------------------
NET ASSET VALUE, END OF PERIOD        $8.17            $9.11           $5.12       $6.35        $19.91       $15.44     $12.88
------------------------------------------------------------------------------  ----------- ---------------------------------------
TOTAL RETURN (excluding account
  fees) (b)                          (10.32)%          77.93%         (19.37)%    (61.36)%       48.74%       31.03%     41.43%
Ratios to Average Net Assets: (c)
  Net investment income (loss)         (.24)%             --(f)        (3.02)%      (.15)%        (.61)%        .71%      (.31)%
  Total expenses                       1.87%            2.04%           2.37%       1.96%         1.98%        1.95%      2.00%
  Expenses waived or
    reimbursed (d)                       --             (.08)%          (.27)%        --(f)          --          --         --
  Net expenses (e)                     1.87%            1.96%           2.10%       1.96%         1.98%        1.95%      2.00%
Portfolio turnover rate                  39%              80%             11%         82%           54%          68%        95%
NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                       $371,876         $464,409        $317,320    $415,494    $1,582,707   $1,347,149   $903,855


* Effective December 31, 2008, the fiscal year changed to December 31.

**   Effective November 7, 2008, U.S. Global Investors, Inc.
     assumed management of the fund from Charlemagne Capital
     (IOM) Limited.

*** The per share amounts shown were adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

**** Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above funds investment. Fees rebated by the subadviser also reduced total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                                             INVESTOR CLASS
                                           ------------------------------------------------------------------------------------
                                            SIX MONTHS           YEAR        SIX MONTHS
                                               ENDED            ENDED          ENDED             YEAR ENDED OCTOBER 31,
                                           JUNE 30, 2010     DECEMBER 31,   DECEMBER 31,  -------------------------------------
                                            (UNAUDITED)          2009           2008         2008      2007      2006    2005
    Ratios to Average Net Assets (c):
    Expenses offset                              --(f)             --(f)          --(f)     (0.01)%   (0.01)%   (0.01)%   (0.01)%
    Expenses rebated by subadviser              n/a               n/a            n/a          n/a       n/a     (0.01)%   (0.02)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                       INVESTOR CLASS
                              -------------------------------------------------------------------------------------------------
                               SIX MONTHS            YEAR          SIX MONTHS                                         PERIOD
                                  ENDED             ENDED            ENDED           YEAR ENDED OCTOBER 31,            ENDED
                              JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     ----------------------------     OCTOBER 31,
                               (UNAUDITED)           2009           2008*/**          2008      2007       2006       2005(a)
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $7.95             $5.29            $5.94         $21.88    $13.93     $10.65         $10.00
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income
    (loss)                          (.06)             (.05)            (.01)          (.43)     (.13)       .02            .06
  Net realized and
    unrealized gain (loss)          (.41)             2.71             (.56)        (11.98)     9.18       3.50            .56
                                 -------           -------           ------        -------   -------    -------        -------
  Total from investment
    activities                      (.47)             2.66             (.57)        (12.41)     9.05       3.52            .62
                                 -------           -------           ------        -------   -------    -------        -------
Distributions
  From net investment income          --                --               --           (.46)       --       (.05)            --
  From net realized gains             --                --               --          (3.11)    (1.13)      (.26)            --
  From tax return of capital          --                --             (.08)            --        --         --             --
                                 -------           -------           ------        -------   -------    -------        -------
  Total distributions                 --                --             (.08)         (3.57)    (1.13)      (.31)            --
                                 -------           -------           ------        -------   -------    -------        -------
Short-Term Trading Fees***            --(b)             --(b)            --(b)         .04       .03        .07            .03
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                           $7.48             $7.95            $5.29          $5.94    $21.88     $13.93         $10.65
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding
  account fees) (c)                (5.91)%           50.28%           (9.59)%       (66.81)%   69.52%     34.16%          6.50%
Ratios to Average Net
  Assets: (d)
  Net investment income
    (loss)                         (1.29)%            (.77)%          (1.16)%        (1.01)%    (.92)%      .13%          1.08%
  Total expenses                    3.66%             4.02%            6.83%          2.80%     2.75%      3.07%          4.16%
  Expenses waived or
    reimbursed (e)                  (.74)%           (1.38)%          (4.33)%         (.30)%    (.39)%    (1.05)%        (2.16)%
  Net expenses (f)                  2.92%             2.64%            2.50%          2.50%     2.36%      2.02%          2.00%
Portfolio turnover rate               87%              166%              21%            83%      125%       136%            93%

NET ASSETS, END OF PERIOD
  (IN THOUSANDS)                 $11,761           $13,819           $9,663        $11,708   $59,621    $29,029        $16,157

* Effective December 31, 2008, the fiscal year changed to December 31.

**   Effective November 7, 2008, U.S. Global Investors, Inc.
     assumed management of the fund from Charlemagne Capital
     (IOM) Limited.

***  Based on average monthly shares outstanding.

(a)  From February 24, 2005, commencement of operations.

(b)  The per share amount does not round to a full penny.

(c) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)  Ratios are annualized for periods of less than one year.

(e) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(f) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above funds investment. Fees rebated by the subadviser also reduced total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                                       INVESTOR CLASS
                              -------------------------------------------------------------------------------------------------
                               SIX MONTHS            YEAR          SIX MONTHS                                         PERIOD
                                  ENDED             ENDED            ENDED           YEAR ENDED OCTOBER 31,            ENDED
                              JUNE 30, 2010      DECEMBER 31,     DECEMBER 31,     ---------------------------      OCTOBER 31,
                               (UNAUDITED)           2009             2008            2008      2007      2006        2005(a)
Ratios to Average Net Assets (d):
Expenses offset                       --(g)             --(g)            --(g)          --(g)     n/a      n/a            n/a
Expenses rebated by
  subadviser                         n/a               n/a              n/a            n/a       n/a     (0.02)%           --(g)

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

CHINA REGION FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                         ---------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ----------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD          $8.36                $5.59                $9.09        $12.55     $8.71      $6.87
--------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                        (.05)                (.05)                (.02)**       (.03)**     --**     (.01)
  Net realized and unrealized gain
    (loss)                                     (.35)                2.81                (3.49)**       (.27)**   3.98**     2.02
                                            -------              -------              -------       -------   -------    -------
  Total from investment activities             (.40)                2.76                (3.51)         (.30)     3.98       2.01
                                            -------              -------              -------       -------   -------    -------
Distributions
  From net investment income                     --                   --                   --          (.10)     (.16)      (.19)
  From net realized gains                        --                   --                   --         (2.93)       --         --
  From tax return of capital                     --                   --                   --          (.17)       --         --
                                            -------              -------              -------       -------   -------    -------
Total distributions                              --                   --                   --         (3.20)     (.16)      (.19)
                                            -------              -------              -------       -------   -------    -------
Short-Term Trading Fees**                        --(a)               .01                  .01           .04       .02        .02
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $7.96                $8.36                $5.59         $9.09    $12.55      $8.71
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)(b)      (4.78)%              49.55%              (38.50)%       (8.58)%   46.34%     30.03%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                 (.99)%               (.79)%               (.47)%        (.26)%     .02%      (.08)%
  Total expenses                               2.23%                2.47%                2.46%         1.95%     2.02%      2.31%
  Expenses waived or reimbursed (d)              --(f)              (.45)%               (.27)%          --        --         --
  Net expenses (e)                             2.23%                2.02%                2.19%         1.95%     2.02%      2.31%
Portfolio turnover rate                         116%                 327%                 117%          208%      208%       292%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                                $47,626              $56,323              $38,348       $81,109   $93,805    $67,761

* Effective December 31, 2008, the fiscal year changed to December 31.

**   Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reduction not occurred.

(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                         --------------------------------------------------------------------------------------
                                          SIX MONTHS               YEAR             SIX MONTHS
                                             ENDED                ENDED               ENDED             YEAR ENDED JUNE 30,
                                         JUNE 30, 2010         DECEMBER 31,        DECEMBER 31,     ---------------------------
                                          (UNAUDITED)              2009               2008*            2008      2007      2006
    Ratios to Average Net Assets (c):
    Expenses offset                            --(f)                 --(f)               --(f)           --(f)      --(f)   (0.01)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  ADDITIONAL INFORMATION (UNAUDITED)

 PROXY VOTING

 A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

 Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

 The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                                                  Rev. 08/2010

FACTS  WHAT DOES U.S. GLOBAL INVESTORS
       DO WITH YOUR PERSONAL INFORMATION?
==============================================================================
------------------------------------------------------------------------------
 WHY? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
WHAT? The types of personal information we collect and share depend on the product or service you have with us. This information can include:

       * Social Security number and account balances
       * transaction history and checking account information
       * account transactions and wire transfer instructions

       When you are no longer our customer, we continue to share your information as described in this notice.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 HOW? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons U.S. Global Investors chooses to share; and and whether you can limit this sharing.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
REASONS WE CAN SHARE YOUR                    DOES U.S. GLOBAL   CAN YOU LIMIT
PERSONAL INFORMATION                         INVESTORS SHARE?   THIS SHARING?
------------------------------------------------------------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES--         Yes                No
such as to process your transactions,
maintain your account(s), respond to court
orders and legal investigations, or report
to credit bureaus
------------------------------------------------------------------------------
FOR OUR MARKETING PURPOSES--                 Yes                No
to offer our products and services to you
------------------------------------------------------------------------------
FOR JOINT MARKETING WITH OTHER               No                 We don't share
FINANCIAL COMPANIES
------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY                 No                 We don't share
BUSINESS PURPOSES--
information about your transactions and
experiences
------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY                 No                 We don't share
BUSINESS PURPOSES--
information about your creditworthiness
------------------------------------------------------------------------------
FOR NONAFFILIATES TO MARKET TO YOU           No                 We don't share
------------------------------------------------------------------------------
------------------------------------------------------------------------------
QUESTIONS?       Call 1-800-US-Funds (1-800-873-8637) or go to www.usfunds.com
------------------------------------------------------------------------------

 PAGE 2
==============================================================================
------------------------------------------------------------------------------
 WHO WE ARE
------------------------------------------------------------------------------
 WHO IS PROVIDING   U.S. Global Investors, Inc., U.S. Global Investors Funds,
 THIS NOTICE?       United Shareholder Services, Inc., and U.S. Global
                    Brokerage, Inc. (collectively known as U.S. Global
                    Investors
------------------------------------------------------------------------------
 WHAT WE DO
------------------------------------------------------------------------------
 HOW DOES           To protect your personal information from unauthorized
 U.S. GLOBAL        access and use, we use security measures that comply with
 INVESTORS PROTECT  federal law. These measures include computer safeguards
 MY PERSONAL        and secured files and buildings.
 INFORMATION?
------------------------------------------------------------------------------
 HOW DOES           We collect your personal information, for example, when
 U.S. GLOBAL        you
 INVESTORS COLLECT
 MY PERSONAL        *open an account or buy securities from us
 INFORMATION        *direct us to sell your securities or give us your
                     contact information
                    *tell us where to send the money
------------------------------------------------------------------------------
 WHY CAN'T I LIMIT  Federal law gives you the right to limit only
 ALL SHARING?
                    *sharing for affiliates' everyday business purposes--
                     information about your creditworthiness
                    *affiliates from using your information to market to you
                    *sharing for nonaffiliates to market to you

                    State laws and individual companies may give you
                    additional rights to limit sharing
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 DEFINITIONS
------------------------------------------------------------------------------
 AFFILIATES         Companies related by common ownership or control. They can be financial and nonfinancial companies.

                    *Our affiliates include U.S. Global Investors, Inc., U.S.
                     Global Investors Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc.
------------------------------------------------------------------------------
 NONAFFILIATES      Companies not related by common ownership or control. They can be financial and nonfinancial companies.

                    *Nonaffiliates we share personal information with include
                     companies that perform marketing on our behalf, printing and mailing companies, and companies that service your account(s)
------------------------------------------------------------------------------
 JOINT MARKETING    A formal agreement between nonaffiliated financial
                    companies that together market financial products or services to you.

                    *U.S. Global Investors doesn't jointly market.
------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Required only in annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Required only in annual report on Form N-CSR.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS



By:      /s/ Frank E. Holmes
         ------------------------------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 30, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         -------------------------------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 30, 2010




By:      /s/ Catherine A. Rademacher
         -----------------------------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    August 30, 2010